AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 16, 2018

File No. 333-47717
File No. 811-09154

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 26

ON FORM N-6

TO REGISTRATION STATEMENT ON FORM S-6 UNDER THE SECURITIES
ACT OF 1933

AND

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
ACT OF 1940

POST-EFFECTIVE AMENDMENT NO. 85

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
(Exact Name of Registrant)

LINCOLN BENEFIT LIFE COMPANY
(Name of Depositor)
1221 N Street, Suite 200
Lincoln, Nebraska 68508
(Complete Address of Depositor's Principal Office)

ROBYN WYATT
Lincoln Benefit Life Company
1221 N Street, Suite 200
Lincoln, Nebraska 68508
1-888-674-3667
(Name and Complete Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after effective date.

It is proposed that this filing will become effective:

/ / immediately upon filing pursuant to paragraph (b) of Rule 485
/X/ on May 1, 2018, pursuant to paragraph (b) of Rule 485
/ / 60 days after filing pursuant to paragraph (a) of Rule 485
/ / on --------- pursuant to paragraph (a) of Rule 485

The Registrant has registered an indefinite amount of securities under the Securities Act of 1933, pursuant to Section 24 of the Investment Company Act of 1940.

Consultant Variable Universal Life Prospectus

Flexible Premium Variable Universal Life Insurance Policies

Issued by:
Lincoln Benefit Life Company

In connection with:
Lincoln Benefit Life Variable Life Account

Street Address:
2940 S. 84th Street
Lincoln, NE 68506-4142

Mailing Address:
P.O. Box 660191
Dallas, TX 75266-0191

Telephone Number: 1-800-865-5237
Fax Number: 1-866-525-5433

This Prospectus describes information you should know before you purchase the Consultant Flexible Premium Variable Universal Life Insurance Policy. Please read it carefully and retain it for your records.
This Policy is designed to provide both life insurance protection and flexibility in connection with Premium payments and Death Benefits. Subject to certain restrictions, you may vary the frequency and amount of Premium payments and increase or decrease the level of life insurance benefits payable under the Policy.
Effective September 13, 2004, this product is no longer being offered for sale.
NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
The date of this Prospectus is May 1, 2018

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THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. LINCOLN BENEFIT LIFE COMPANY DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS.
Capitalized terms used in this prospectus are defined where first used or in the Glossary beginning on page 37 of this prospectus.

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Summary
Description of the Policy and Policy Benefits
1. What is a Flexible Premium Variable Universal Life Insurance Policy?
Your Policy is designed to be flexible to meet your specific life insurance needs. Your Policy has a Death Benefit, Policy Value (both terms defined below) and other features of life insurance providing fixed benefits. Your Policy is a “flexible premium” policy because you have a great amount of flexibility in determining when and how much Premium you want to pay. Your Policy is a “variable” policy because the Death Benefit and Policy Value vary according to the investment performance of the Sub-Accounts to which you have allocated your Premiums. The Policy provides you with an opportunity to take advantage of any increase in your Policy Value but you also bear the risk of any decrease.
2. What are the Premiums for this Policy?
You have considerable flexibility as to the timing and amount of your Premiums. You have a required first year Premium for your Policy, which is based on your Policy’s Face Amount and the Insured’s age, sex and risk class. You do not have to pay the required Premium after the first Policy Year. However, to take advantage of the Safety Net Premium feature (discussed below), you must pay the cumulative Safety Net Premiums due. Otherwise, you may pay any level of Premium, as long as the Premium would not cause your Policy to lose its status as a life insurance contract under the Tax Code. For more information, please see “Purchase of Policy and Premiums” on page 11 and “Federal Taxes” beginning on page 32.
You also may establish a planned periodic Premium. You are not required to pay the planned periodic Premium and we will not terminate your Policy merely because you did not.
If you pay more Premium than permitted under section 7702A of the Tax Code, your Policy would be classified as a modified endowment contract, which would affect the federal income tax treatment of loans and withdrawals. For more information, see “Federal Taxes - Modified Endowment Contracts” on page 33.
3. What is the Safety Net Premium Feature?
Unless otherwise required by your state, we agree to keep the Policy (including any riders) in force for a specified period, regardless of the investment performance of the Sub-Accounts, as long as your total Premiums paid (as reduced to reflect withdrawals and Policy Debt) at least equals the cumulative Safety Net Premium amount shown in your Policy. If the Insured is age 70 or less at the Issue Date, the specified period is the first ten Policy Years. Otherwise, it runs from the Issue Date until the next Policy Anniversary after the Insured’s 80th birthday. In some states, the Safety Net Premium Period is less than ten years as required by law. For additional discussion, see “Purchase of Policy and Premiums - Safety Net Premium” on page 12.
If at any time your total Premiums, less partial withdrawals and Policy Debt, are less than the product of the monthly Safety Net Premium times the number of Policy Months since the Issue Date, we will let you know and you will have 61 days to satisfy the shortfall. If you do not, the Safety Net Premium guarantee will end and cannot be reinstated. When the Safety Net Premium is not in effect, your Policy remains in force as long as the Net Surrender Value is large enough to pay the charges on your Policy as they come due and, in some states, you have not reached the Maturity Date. For more detail please see “Lapse and Reinstatement” on page 27.
4. How is my Policy Value Determined?
Your Premiums are invested in one or more of the Sub- Accounts or allocated to the Fixed Account, as you instruct us. Your Policy Value is the sum of the values of your interests in the Sub-Accounts of the Separate Account, plus the values in the Fixed Account and the Loan Account. Your Policy Value depends on the investment performance of the Sub-Accounts and the amount of interest we credit to the Fixed Account, as well as the Net Premiums paid, partial withdrawals, and charges assessed. We have summarized the charges imposed under the Policy in “Fee Tables” and described them in more detail in “Charges and Deductions” on page 27. For additional discussion of your Policy Value, please see “Policy Value” on page 14.
5. What are the Investment Choices for this Policy?
The Policy currently offers multiple investment options, each of which is a Sub-Account. You may invest in up to twenty-one (21) Sub-Accounts or twenty (20) Sub-Accounts plus the Fixed Account. Each Sub-Account invests in a single Portfolio. See “Investment and Fixed Account Options - The Sub-Accounts and the Portfolios” on page 17 for a listing of the Sub-Accounts currently available under the Policy. We also offer a Fixed Account option. You may transfer money among your investment choices, subject to restrictions. Please see “Risks of the Policy” on page 6 and “Transfers - Trading Limitations” on page 16.
6. How are my Premiums Allocated?
Before your Premiums are allocated to the Policy Value, we deduct a Premium Tax Charge of 2.5% of each Premium and a Premium Expense Charge of 3.5% of each Premium for the first ten Policy Years, and 1.5% thereafter. For more detail, see “Charges and Deductions” on page 27. The amount remaining after the deduction of the Premium Tax Charge and the Premium Expense Charge is called the Net Premium.

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When you apply for the Policy, you specify in your application how to allocate your Net Premiums. You may change your allocations at any time by notifying us in writing at the address on the first page of this Prospectus. See “Purchase of Policy and Premiums - Allocation of Premiums” on page 12.
Generally, we allocate your initial Premiums to the Sub-Accounts and the Fixed Account when we have received your Premium and underwriting approval. We reserve the right, however, to delay the allocation of your initial Premium to the Sub-Accounts as described in “Purchase of Policy and Premiums - Allocation of Premiums” on page 12. Furthermore, if outstanding requirements prevent us from placing your Policy in force, your Premiums are not allocated until you satisfy those requirements.
We generally allocate your other Premiums to the Sub-Accounts and the Fixed Account as of the date we receive your Premiums in our home office. However, we reserve the right to delay the allocation of any Premium that requires underwriting.
7. May I Transfer Policy Value Among the Sub-Accounts and the Fixed Account?
You may transfer Policy Value among the Sub-Accounts and the Fixed Account by writing to or calling us at 1-800-865-5237. While you also may transfer amounts from the Fixed Account, certain restrictions may apply. While we currently are waiving the transfer fee, we reserve the right under your Policy to charge a transfer fee on certain transfers. See “Transfers” on page 14.
In addition, you may use our automatic Dollar Cost Averaging Program or our Portfolio Rebalancing Program, though you may not use both at the same time. For additional information, please see “Transfers - Dollar Cost Averaging” on page 15.
8. What are the Death Benefit Options?
While your Policy is in force, we will pay a Death Benefit to the Beneficiary upon the death of the Insured. The Policy provides for two Death Benefit options you may choose between while the Insured is alive. Under Option 1, the Death Benefit is equal to the greater of your Policy’s Face Amount or the Policy Value multiplied by a specified percentage. Under Option 2, the Death Benefit is equal to the greater of your Policy’s Face Amount plus the Policy Value on the Insured’s date of death or the Policy Value multiplied by a specified percentage. Decreases in the Policy Value never cause the Death Benefit to be less than the Face Amount. Before we pay the Death Benefit to the Beneficiary, however, we subtract an amount sufficient to repay any outstanding Policy Debt and to pay any due and unpaid charge. For additional information, please see “Policy Loans” on page 23 and “Death Benefits and Optional Insurance Benefits” on page 21.
9. How is the Death Benefit paid?
While the Policy is in force and when the Insured dies, we pay a Death Benefit to your Beneficiary. You or your Beneficiary may choose to receive the proceeds of the Policy in the form of one sum payment or over a period under an optional payment plan. The Death Benefit proceeds are reduced by any amount you owe us, such as outstanding loans, loan interest or unpaid charges. The proceeds may be increased if, for example, you have added a rider that provides an additional benefit. We determine the amount of the Death Benefit proceeds as of the end of the Valuation Period during which the Insured dies. We usually pay the Death Benefit proceeds within seven days after we have received due proof of death and all other requirements we deem necessary have been satisfied.
10. Can I Increase or Decrease my Policy’s Face Amount?
Yes, you have considerable flexibility to increase or decrease your Policy’s Face Amount. You may request an increase and/or a decrease after the first Policy Year by sending a written request to us. Your requested increase must be at least $10,000. If you request an increase, you must provide evidence of insurability to us that meets our standards. An increase in the Face Amount increases the charges deducted from your Policy Value. You may not decrease the Face Amount of your Policy below $50,000. We do not permit a Face Amount change if the Policy is in the Grace Period. For more detail, see “Death Benefits and Optional Insurance Benefits - Change to Face Amount” on page 22. In addition, modifying your Policy’s Face Amount might have tax ramifications. For an additional discussion, please see “Federal Taxes” on page 32.
11. Do I have Access to the Value of my Policy?
Yes. You may surrender your policy at any time before the Maturity Date for its Net Surrender Value. Upon surrender, life insurance coverage under your Policy ends. We may subtract a surrender charge from your surrender proceeds during the first fourteen Policy Years and the first fourteen years following an increase to the Face Amount. For more information concerning the calculation of surrender charges, see “Charges and Deductions - Surrender Charge” on page 29.
You also may withdraw part of your Policy Value through a partial withdrawal, which must equal at least $500. In addition, the maximum partial withdrawal amount may not reduce the Face Amount below $50,000. For more detail, see “Surrenders and Withdrawals” on page 25.
Surrenders and withdrawals may have tax consequences. For an additional discussion, please see “Risks of the Policy” on page 6 and “Federal Taxes - Taxation of Policy Benefits” on page 32.

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12. May I Take out a Policy Loan?
You may borrow money from us using your Policy as security for the loan. The maximum loan amount is equal to 90% of the Surrender Value. Other restrictions may apply if your Policy is issued in connection with a Qualified Plan. For more detail, see “Policy Loans” on page 23. For a discussion regarding the possible tax consequences of loans, see “Federal Taxes” on page 32.
13. Can I Exchange my Policy?
During the first 24 months after your Policy is issued, or the first two years after an increase in the Face Amount, if your Policy remains in force, you may exchange or amend your Policy to convert it to a non-variable universal life insurance policy without submitting proof of insurability. We will accomplish the conversion by transferring all of your Policy Value to the Fixed Account and ending your right under the Policy to allocate Policy Value to the Sub-Accounts. Charges under the amended Policy will be based on the same risk classification as the Policy. We will not charge you for this conversion.
14. Can I Cancel my Policy?
You may cancel your Policy by returning it to us within 10 days after you receive it, or after whatever longer period may be permitted by the laws of the state in which you reside. We refund the Policy Value as of the date we receive your returned Policy, plus any charges previously deducted, unless your state requires a refund of Premium. Your Policy contains specific information about your free-look rights in your state. For more information, see “Cancellation and Conversion Rights - Free-Look Period,” on page 27.
Risks of the Policy
1. Is my Policy Value Guaranteed?
Your Policy Value is not guaranteed. However, the payment of the Death Benefit may be guaranteed under the Safety Net Premium feature. The value of your Policy fluctuates with the performance of the investment options you choose. Your investment options may not perform to your expectations. Your Policy Values in the Sub-Accounts may rise or fall depending on the performance of the Portfolios in which the Sub-Accounts invest and the charges under your Policy. For more detail, please see “The Portfolios and Associated Risks” on page 7 and “Investment and Fixed Account Options” on page 17. In addition, a guarantee with respect to interest rate applies only to the Fixed Account investment option.
2. Is this Policy Suitable for Short-Term Savings?
No, you should not purchase the Policy if you may need to access the Policy Value within a short time. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose, you should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered.
3. Can my Policy Lapse?
Your Policy could terminate if the value of your Policy becomes too low to support the Policy’s monthly charges and the Safety Net Premium feature is not in effect. If this occurs, we notify you in writing. You will then have a 61-day Grace Period to pay additional amounts to prevent your Policy from terminating. See “Lapse and Reinstatement” on page 27. If you have any outstanding Policy Loans when your Policy lapses, you may have taxable income as a result. See “Federal Taxes” on page 32.
4. Are There Risks Involved with Specialized Uses of the Policy?
Because the Policy provides for an accumulation of Policy Values as well as Death Benefit, you may wish to use it for various individual and business planning purposes. Purchasing the Policy in part for such purposes may involve certain risks. For example, if the investment performance of the Sub-Accounts is poorer than expected or if sufficient Premiums are not paid, the Policy may lapse or may not accumulate sufficient Policy Value to fund the purpose for which you purchased the Policy. Withdrawals and Policy Loans may significantly affect current and future Policy Value, Surrender Value or Death Benefit proceeds. The Policy is designed to provide benefits on a long-term basis. Before purchasing a Policy for a specialized purpose, you should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered. In addition, using a Policy for a specialized purpose may have tax consequences. See “Federal Taxes” on page 32.
5. What are the Limitations on Withdrawal?
After the first Policy Year, withdrawals are permitted. As noted above, the minimum withdrawal amount permitted is $500, and maximum partial withdrawal amount may not reduce the Face Amount below $50,000. While the surrender charge does not apply to partial withdrawals, we impose a $10 service fee per withdrawal. Please note that withdrawals reduce your Policy’s Death Benefit. See “Partial Withdrawals” on page 25. In addition, withdrawals may have tax consequences. See “Federal Taxes” on page 32.
6. What are the Limitations on Transfer?
We reserve the right to limit the size of transfers and remaining balances, and to limit the number and frequency of transfers among your investment options and the Fixed Account. In addition, while we currently are not charging a transfer fee, the Policy gives us the right to impose a transfer fee of up to $10 in certain circumstances. We reserve the right to limit transfers in any Policy Year, or to refuse any transfer request for a Policy Owner or certain Policy Owners. For example, we reserve the right to limit excessive trading

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and transfers that would disadvantage Policy Owners or have a detrimental effect on Accumulation Unit Values or the share price of any Portfolio. See “Transfers - Trading Limitations” on page 16.
7. What are the Limitations or Charges on Surrender of the Policy?
You may surrender your Policy at any time. We deduct a surrender charge from the surrender proceeds. The surrender charge is calculated as described in “Charges and Deductions - Surrender Charge” on page 29. While the amount of the surrender charge decreases over time, it may be a substantial portion or even exceed your Policy Value. In addition, the surrender of your Policy may have tax consequences. See “Federal Taxes” on page 32.
8. What are the Risks of Taking a Policy Loan?
Taking a loan from your Policy may increase the risk that your Policy will lapse, will have a permanent effect on your Policy Value and will reduce the Death Proceeds. In addition, if your Policy is a modified endowment contract for tax purposes, taking a Policy Loan may have tax consequences. See “Federal Taxes - Modified Endowment Contracts” on page 33.
9. What are the Tax Consequences of Buying this Policy?
Your Policy is structured to meet the definition of a life insurance contract under the Tax Code. We may need to limit the amount of Premiums you pay under the Policy to ensure that your Policy continues to meet that definition.
Current federal tax law generally excludes all Death Benefits from the gross income of the beneficiary of a life insurance policy. In addition, you generally are not subject to taxation on any increase in the Policy Value until it is withdrawn. Generally, you are taxed on surrender proceeds and the proceeds of any partial withdrawals only if those amounts, when added to all previous distributions, exceed the total Premiums paid. Amounts received upon surrender or withdrawal in excess of Premiums paid are treated as ordinary income.
Special rules govern the tax treatment of life insurance policies that meet the federal definition of a modified endowment contract. Depending on the amount and timing of your Premiums, your Policy may meet that definition. Under current tax law, Death Benefit payments under modified endowment contracts, like Death Benefit payments under other life insurance contracts, generally are excluded from the gross income of the beneficiary. Withdrawals and policy loans, however, are treated differently. Amounts withdrawn and policy loans are treated first as income, to the extent of any gain, and then as a return of Premium. The income portion of the distribution is includible in your taxable income. In addition, an additional 10% federal penalty tax is generally imposed on the taxable portion of amounts received before age 59½. We will not accept any Premium that would cause the Policy not to qualify as a life insurance contract under the Tax Code. For more information on the tax treatment of the Policy, see “Federal Taxes” on page 32.
The death benefit of life insurance policies that were transferred for value may be subject to ordinary income taxes. Estate taxes may apply. Consult your tax advisor for additional information.
The Portfolios And Associated Risks
1. What is a Portfolio?
Each of the Sub-Accounts invests in the shares of one of the Portfolios. Each Portfolio is either an open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”) or a separate investment series of an open-end management investment company. Each Portfolio holds its assets separate from the assets of the other Portfolios, and each Portfolio has its own distinct investment objective and policies, which are described in the Prospectuses for the Portfolios. Each Portfolio operates as a separate investment fund, and the income, gains and losses of one
Portfolio generally have no effect on the investment performance of any other. Under the Policy, the Sub-Accounts currently invest in the Portfolios set forth in this Prospectus. Some of the Sub-Accounts described in this Prospectus may not be available under your Policy. For an additional discussion of the Portfolios, please see “Investment and Fixed Account Options - The Sub-Accounts and the Portfolios” on page 17.
2. What are the Risks of the Portfolios?
We do not promise that the Portfolios will meet their investment objectives. Amounts you have allocated to Sub-Accounts may grow in value, decline in value or grow less than you expect, depending on the investment performance of the Portfolios in which those Sub-Accounts invest. You bear the investment risk that those Portfolios possibly will not meet their investment objectives. A description of each Portfolio’s investment policies and a comprehensive statement of each Portfolio’s risks may be found in its Prospectus. For additional information, please see “Investment and Fixed Account Options - The Sub-Accounts and the Portfolios” on page 17.
3. How can I Learn More about the Portfolios?
You should read the Portfolios’ current Prospectuses for detailed information concerning their investment objectives and strategies, and their investment risks. You should read the Portfolios’ Prospectuses before allocating amounts to the Sub-Accounts. If you do not have a Prospectus for a Portfolio, please contact us at the number listed on the first page of this Prospectus and we will send you a copy.

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Fee Tables
The following tables describe the fees and expenses that you pay when buying, owning and surrendering the Policy. The first table describes the maximum fees and expenses that you pay at the time that you buy or surrender the Policy or transfer cash value between investment options.

TRANSACTION FEES

Charge	When Charge is Deducted	Amount Deducted
Premium Tax Charge	When you pay a Premium.	2.5% of the Premium amount.
Premium Expense Charge	When you pay a Premium.	Policy Years 1-10: 3.5% of the Premium amount. Policy Years 11+: 1.5% of the Premium amount.
Surrender Charge (per $1000 of Face Amount) (1)	When you surrender your Policy during the first 14 Policy Years.
Minimum and Maximum Initial Surrender Charge:		Minimum: $4.72 per $1000. Maximum: $54.01 per $1000
Initial Surrender Charge for 40 year old male nonsmoker, $150,000 Face Amount		$19.50 per $1000.
Transfer Fee (2)	Each transfer after the first in each calendar month.	$10.00 maximum; $0 current
Partial Withdrawal Service Fee	When you make a withdrawal.	$10.00 per withdrawal
Net Loan Interest Rate (3)(4)	When you have a Policy Loan	Net Interest Rate on Standard Loans 2% Net Interest Rate on Preferred Loans 0%

1)
The initial amount of the surrender charge generally equals the Initial Face Amount of your Policy multiplied by the applicable rate per thousand dollars of Face Amount. The applicable rate depends on the Insured’s age at issue, sex and status as a smoker. An additional surrender charge applies to Face Amount increases. The surrender charge shown in the table above may not be representative of the charge you would pay. For more information about the surrender charge that would apply to your Policy, please contact us at the address or telephone number shown on the first page of this Prospectus or contact your agent.

2)	Currently, we are waiving this fee.

3)
The net loan interest rate represents the difference between the interest rate we charge on the loan and the interest rate that is credited to the loan amount once it is moved to the Loan Account. We are currently crediting 4% to the amount allocated to the Loan Account. For more information, see “Policy Loans” on page 23.

4)	Upon expiration of the initial surrender charge period, all new and existing loans will be treated as preferred loans.

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The table below describes the fees and expenses that you pay periodically during the time that you own the Policy, not including the Portfolio fees and expenses. Each of these fees is calculated monthly and deducted from your Policy Value as part of the Monthly Deduction.

PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES

Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance Charge (per $1000 Net Amount at Risk) (1)	Monthly
Minimum and Maximum COI Charge:		Guaranteed: Minimum: $0.06 per $1000. Maximum: $83.33 per $1000.	Current: Minimum: $0.02 per $1000. Maximum: $33.68 per $1000
Minimum & Maximum COI Charge for a 40 year old Male nonsmoker, $150,000 Face Amount		Guaranteed: Minimum: $0.20 per $1000. Maximum: $83.33 per $1000.	Current: Minimum: $0.1225 per $1000. Maximum: $22.06 per $1000.
Policy Fee	Monthly	$7.50
Mortality and Expense Risk Charge (as a percentage of total monthly Subaccount Value) (2)	Monthly	Guaranteed Annual Rate: Policy Years 1-14: 0.72% Policy Years 15+: 0.48%	Current Annual Rate: Policy Years 1-14: 0.72% Policy Years 15+: 0.36%

(1)
The cost of insurance charge varies based on individual characteristics such as the age, Policy Year, underwriting class, Face Amount and sex of the Insured. The cost of insurance increases as the insured ages. We determine the current cost of insurance rates, but we guarantee that we will never charge you a higher cost of insurance rate than the guaranteed rate shown in your Policy. We calculate a separate cost of insurance charge for any increase in the Face Amount based on the Insured’s circumstances at the time of the increase. For more information about the calculation of the cost of insurance charges, see “Charges and Deductions” on page 27.

The cost of insurance charge shown in the table above may not be representative of the charge you would pay. For more information about the cost of insurance charge that would apply to your Policy, please contact us at the address or telephone number shown on the first page of this Prospectus or contact your agent.

(2)	The monthly mortality and expense risk charge is 0.06% for the first 14 Policy Years and is currently 0.03%, guaranteed not to exceed 0.04%, thereafter.
We currently do not deduct a separate charge against the Separate Account for income taxes. In the future, however, we may impose such a charge if in our sole discretion we determine that we will incur a tax from the operation of the Separate Account.

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OPTIONAL BENEFIT CHARGES
The charges for the riders you select are deducted monthly from your Policy Value as part of the Monthly Deduction. All riders may not be currently available, and also are subject to state availability. You may not be eligible for all optional Riders shown below. The benefits provided under each rider are summarized in “Optional Insurance Benefits” beginning on page 22 below:

Optional Benefit	When Charge is Deducted	Amount Deducted
Children’s Level Term Rider (per $5,000 unit of coverage	Monthly	$2.50 per unit
Accidental Death Benefit Rider (per $1,000 of benefit amount) (1)	Monthly
Minimum and Maximum COI Charge:		Minimum COI: $0.08 per $1,000 Maximum COI: $0.13 per $1,000
COI Charge for a 40 year old Male nonsmoker, $150,000 Face Amount		COI: $0.10 per $1,000
Continuation of Premium Rider (per $100 of benefit amount) (2)	Monthly
Minimum and Maximum COI Charge:		Minimum COI: $0.23 per $100 Maximum COI: $1.54 per $100
COI Charge for a 40 year old Male nonsmoker, $150,000 Face Amount		COI: $0.41 per $100
Additional Insured Rider (per $1000 of benefit amount) (3)	Monthly
Minimum and Maximum COI Charge:		Guaranteed: Minimum COI: $0.06 per $1,000 Maximum COI: $83.33 per $1,000 Current: Minimum COI: $0.02 per $1,000 Maximum COI: $33.68 per $1,000
Minimum & Maximum COI Charge for a 40 year old Male nonsmoker, $150,000 Face Amount		Guaranteed: Minimum COI: $0.2 per $1,000 Maximum COI: $83.33 per $1,000 Current: Minimum COI: $0.1 per $1,000 Maximum COI: $22.06 per $1,000
Primary Insured Term Insurance Benefit Rider (4) (per $1,000 of benefit amount)	Monthly
Minimum and Maximum COI Charge:		Guaranteed: Minimum COI: $0.06 per $1,000 Maximum COI: $83.33 per $1,000 Current: Minimum COI: $0.02 per $1,000 Maximum COI: $25.26 per $1,000
Minimum & Maximum COI Charge for a 40 year old Male nonsmoker, $150,000 Face Amount		Guaranteed: Minimum COI: $0.2 per $1,000 Maximum COI: $83.33 per $1,000 Current: Minimum COI: $0.05 per $1,000 Maximum COI: $17.03 per $1,000
Accelerated Death Benefit Rider, Terminal Illness (5)	N/A	N/A

1)
The applicable charge depends on the Insured’s age when the Rider is added to your Policy. The charge shown in the table above may not be representative of the charge you would pay. For more information about the charge that would apply to your Rider, please contact us at the address or telephone number shown on the first page of this Prospectus, or contact your agent.

2)
The applicable charge depends on the Insured’s sex and age when the Rider is added to your Policy. The charge shown in the table above may not be representative of the charge you would pay. For more information about the charge that would apply to your Rider, please contact us at the address or telephone number shown on the first page of this Prospectus, or contact your agent.

3)
The applicable charge depends on the Additional Insured’s age, sex and underwriting status when the Rider is added to your Policy. This Rider no longer may be added to your Policy. The charge shown in the table above may not be representative of the charge you would pay. For more information about the charge that applies to your Rider, please contact us at the address or telephone number shown on the first page of this Prospectus, or contact your agent.

4)
The applicable charge depends on the Insured’s age at issue, sex and underwriting status. The charge shown in the table above may not be representative of the charge you would pay. For more information about the charge that would apply to your Rider, please contact us at the address or telephone number shown on the first page of this Prospectus, or contact your agent.

5)	There is no additional cost for these Riders. The Accelerated Death Benefit Rider, Terminal Illness may be added to your Policy at any time.

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The table below shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Policy. Advisors and/or other service providers of certain Portfolios may have agreed to waive their fees and/or reimburse Portfolio expenses in order to keep the Portfolios’ expenses below specified limits. The range of expenses shown in this table does not show the effect of any such fee waiver or expense reimbursement. More detail concerning each Portfolio’s fees and expenses appears in the prospectus for each Portfolio.
Portfolio Total Annual Operating Expenses

	Minimum	Maximum
Total Annual Operating Expenses (1) (expenses that are deducted from Portfolio assets, which may include management fees, distribution and/or service (12b-1) fees, and other expenses)	0.10%	1.25%

(1)	Expenses are shown as a percentage of Portfolio average daily net assets (before any waiver or reimbursement) as of December 31, 2017.

Purchase of Policy and Premiums
Application for a Policy. You may apply to purchase a Policy by submitting a written application to us at our home office. We generally do not issue Policies to insure people who are older than age 80. The minimum Face Amount for a Policy is $100,000. Before we issue a Policy, we require you to submit evidence of insurability satisfactory to us. Acceptance of your application is subject to our underwriting rules. We reserve the right to reject your application for any lawful reason. If we do not issue a Policy to you, we return your Premium to you. We reserve the right to change the terms or conditions of your Policy to comply with changes in the applicable law. We have described some of the variations from the information appearing in this Prospectus due to individual state requirements in the SAI or in endorsements to the Policy, as appropriate.
In certain states, the Policy may be offered as a group policy with individual ownership represented by Certificates. The discussion of Policies in this Prospectus applies equally to Certificates under group Policies unless the context specifies otherwise.
We issue your Policy when we have determined that your application meets our underwriting requirements. We apply our customary underwriting standards to the proposed Insured. If on the Issue Date there are outstanding requirements that prevent us from placing your Policy in force, we will allocate your Premium when all requirements have been met. An example of an outstanding requirement is an amendment to your application that requires your signature. We commence coverage of the Insured under the Policy, on the later of: (i) the Issue Date, (ii) the date that we receive your first Premium, or (iii) the date that all requirements have been met.
If you pay a Premium with your application and your requested Face Amount is less than $500,000, we provide the Insured with temporary conditional insurance only if you meet all of the terms of a conditional receipt. The temporary conditional insurance provides coverage during the underwriting of your application but only if you are ultimately approved for coverage on the same basis as the risk classification and Face Amount of coverage for which you applied. This temporary conditional coverage starts when you complete your application and pay the first Premium, unless a medical exam or lab test results are required. In that event, temporary conditional coverage starts when all medical exams and lab tests have been completed. The Issue Date determines Monthly Deduction Days, Policy Months, and Policy Years.
Premium Payments. During the first Policy Year, you must pay an amount at least equal to the required Premium shown in your Policy. We send you a reminder notice if you pay annually, semi-annually or quarterly. You may also make a Monthly Automatic Payment.
After the first Policy Year, you may pay additional Premium at any time, and in any amount, as long as your Premium would not cause your Policy to lose its status as a life insurance contract under the Tax Code, as explained in “Federal Taxes” beginning on page 32. Premiums must be sent to us at our address on the first page. Unless you request otherwise in writing, we treat all payments received while a Policy loan exists as new Premium.
Your Policy also shows a planned periodic Premium amount; however, you are not required to pay the planned periodic Premiums. You set the planned periodic Premium when you purchase your Policy. Your Policy will not lapse because you did not pay a planned periodic Premium.
Even if you pay all of the planned periodic Premiums, however, your Policy nevertheless may enter the Grace Period and thereafter lapse if you have not paid the required Safety Net Premium amount and the Net Surrender Value is no longer enough to pay the Monthly Deductions. Please see the “Safety Net Premium” discussion just below. Yet, paying planned periodic Premiums will generally provide greater benefits than if a lower amount of Premium is paid. Paying planned periodic Premiums can also help to keep your Policy in force if your planned Premium payments are at least as great as the Safety Net Premium amount.
Premium Limits. Before we accept any Premium that would require an increase in the net amount at risk under the Policy, you first must provide us with evidence of insurability. The Tax Code imposes limits on the amount of Premium that can be contributed under a life insurance contract. If you exceed this limit, your Policy would lose its favorable federal income tax treatment under the Tax

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Code. Accordingly, we will not accept any Premium that would cause your Policy to exceed this limit, unless you increase the Face Amount of your Policy appropriately. To obtain this increase, you must submit a written request to us and provide evidence of insurability meeting our then current underwriting standards. Otherwise, we will only accept the portion of your Premium that would cause your total Premiums to equal the maximum permitted amount and we will return the excess to you. In addition, we will not accept any additional Premium from you until we can do so without exceeding the limit set by the Tax Code.
Paying too much Premium also could cause your Policy to be treated as a “modified endowment contract” for federal income tax purposes. See “Modified Endowment Contracts” at page 33 below for more information.
Safety Net Premium. The Safety Net Premium feature can enable you to keep your Policy (including any riders) in force during a specified period regardless of changes in the Policy Value. If the Insured is age 70 or under at the Issue Date, the specified period is the first ten Policy Years. Otherwise, the specified period runs until the Policy Anniversary after the Insured’s 80th birthday. In some states, the Safety Net Premium period of ten years is not permitted by law. Please check with your local representative on the Safety Net period approved in your state.
Ordinarily, your Policy enters the Grace Period and may lapse if the Net Surrender Value is not sufficient to pay a Monthly Deduction when it is due. For additional discussion of lapse, please see “Lapse and Reinstatement” on page 27. Under the Safety Net Premium feature, however, we guarantee that, regardless of declines in your Policy Value, your Policy will not enter the Grace Period if your total Premiums paid since the Issue Date, less any partial withdrawals and outstanding Policy Loans, are greater than the monthly Safety Net Premium amount times the number of months since the Issue Date.
During the first Policy Year, the Safety Net Premium amount equals the required Premium. As a result, if you pay your required Premium on a timely basis, the Safety Net Premium feature remains in effect. Because the Safety Net Premium feature covers optional Riders, adding optional Riders to your Policy increases your Safety Net Premium amount.
If at any time your total Premiums, less partial withdrawals and Policy Debt, are less than the product of the monthly Safety Net Premium times the number of Policy Months since the Issue Date, we will let you know and you will have 61 days to satisfy the shortfall. If you do not, the Safety Net Premium guarantee will end. Once the Safety Net Premium guarantee terminates, you cannot reinstate it and your Policy stays in force only as long as the Net Surrender Value is sufficient to pay the Monthly Deductions. For more detail about the circumstances in which the Policy will lapse, see “Lapse and Reinstatement” on page 27.
Modified Endowment Contracts. Under certain circumstances, a Policy could be classified as a “modified endowment contract,” which is a category of life insurance contract defined in the Tax Code. If your Policy were to become a modified endowment contract, distributions and loans from the Policy could result in current taxable income for you, as well as other adverse tax consequences. These tax consequences are described in more detail in “Federal Taxes - Modified Endowment Contracts.”
Your Policy could be a Modified Endowment Contract if, among other things, you pay too much Premium or if the Death Benefit is reduced. We monitor the status of your Policy and advise you if you need to take action to prevent the Policy from becoming a modified endowment contract. If you pay a Premium that would result in this classification, we notify you and allow you to request a refund of the excess Premium, or other action, to avoid having your Policy become a modified endowment contract. If, however, you choose to have your Policy become a modified endowment contract, we do not refund the Premium.
Your policy will be a Modified Endowment Contract if it is issued in exchange for a modified endowment contract issued by another insurer. Your policy will not be a modified endowment contract if it is issued in exchange for a non-modified endowment contract in a transaction that qualifies under Section 1035 of the Tax Code. However, paying additional premium into such a policy could cause it to become a modified endowment contract. For more information, please consult your tax advisor, and see “Replacement of Modified Endowment Contracts” in the SAI.
Allocation of Premiums. Your Net Premiums are allocated to the Sub-Account(s) and the Fixed Account in the proportions that you have selected. You must specify your allocation percentages in your Policy application. Percentages must be in whole numbers and the total allocation must equal 100%. We allocate your subsequent Net Premiums in those percentages until you give us new allocation instructions.
Initially, you may allocate your Policy Value among twenty-one (21) options, counting each Sub-Account and the Fixed Account as one option. You may add or delete among these options from time to time so long as your Policy Value is spread among no more than the 21 options. In the future, we may waive this limit.
We allocate your initial Net Premium to the Sub-Accounts and the Fixed Account, as you have instructed us, on the Issue Date. If you do not pay the first Premium until after the Issue Date, we allocate your initial Net Premium to the Sub-Accounts and the Fixed Account on the date we receive it at the Home Office. If there are outstanding requirements when we issue the Policy, which prevent us from placing your Policy in force, your Premiums are not allocated until all requirements are satisfied. We do not credit earnings or interest before the Issue Date.
In some states, we are required to return at least your Premium if you cancel your Policy during the “free-look” period. In those states, currently, we allocate any Premium received before the end of the free-look period as described above. In the future, however, if you live in one of those states, we reserve the right to delay allocating your Premiums to the Sub-Accounts you have selected or to the

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Fixed Account until after the “free-look” period; in the interim, we allocate your Premiums to the Fixed Account. For more information, please see “Cancellation and Conversion Rights” on page 27.

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Policy Value
General. Your Policy Value is the sum of the value of your Accumulation Units in the Sub-Accounts you have chosen, plus the value of your interest in the Fixed Account, plus your Loan Account. Your Policy Value changes daily to reflect the performance of the Sub-Accounts you have chosen, the addition of interest credited to the Fixed Account, the addition of Net Premiums, and the subtraction of partial withdrawals and charges assessed. There is no minimum guaranteed Policy Value.
On the Issue Date or, if later, the date your first Premium is received, we deduct the Monthly Deduction for the first Policy Month. We have described the formula to compute your portion of Policy Value in a particular Sub-Account in the SAI.
We make all calculations in connection with the Policy (other than the initial Premiums) on the date we receive your Premium or your request for other action, if that date is a Valuation Date and we are open for business. Otherwise, we make that determination on the next succeeding day that is a Valuation Date and a date on which we are open for business. Calculations for initial Premiums and Premiums requiring underwriting are made on the date your Net Premium is allocated to the Sub-Accounts and the Fixed Account, as described in “Allocation of Premiums” above.
Accumulation Units. We determine the number of Accumulation Units in each Sub-Account to allocate to your Policy by dividing that portion of your Net Premium or other transaction allocated to a Sub-Account by that Sub-Account’s Accumulation Unit Value on the Valuation Date when the allocation occurs.
Accumulation Unit Value. The Accumulation Unit Value for each Sub-Account varies to reflect the investment experience of the applicable Portfolio. We determine the Accumulation Unit Value for each Sub-Account on each Valuation Date by multiplying the Accumulation Unit Value on the preceding Valuation Date by the Net Investment Factor for that Sub-Account for the Valuation Period then ended.
The Net Investment Factor for each Sub-Account is (1) divided by (2), where:

1)
equals (a) the net asset value per share of the Portfolio held in the Sub-Account at the end of the current Valuation Period, plus (b) the per share amount of any dividend or capital gains distribution made by the Portfolio during the current Valuation Period, plus or minus (c) a per share credit or charge with respect to any taxes which we paid or for which we reserved during the Valuation Period which are determined by us to be attributable to the operation of the Sub-Account (no federal income taxes currently are applicable); and

2)	is the net asset value per share of the Portfolio held in the Sub-Account at the end of the previous Valuation Period.
Please refer to the Prospectuses for the Portfolios for a description of how the assets of each Portfolio are valued, since that determination has a direct bearing on the Net Investment Factor of the corresponding Sub-Account and, therefore, your Policy Value.
Written Requests and Forms in Good Order.
Written requests must include sufficient information and/or documentation, and be sufficiently clear, to enable us to complete your request without the need to exercise discretion on our part to carry it out. You may contact our Customer Service Center to learn what information we require for your particular request to be in “good order.” Additionally, we may require that you submit your request on our form. We reserve the right to determine whether any particular request is in good order, and to change or waive any good order requirements at any time.
Postponement of Payments. We may defer for up to fifteen days the payment of any amount attributable to a Premium paid by check to allow the check a reasonable time to clear. We may postpone paying any amount for a total surrender or a partial withdrawal, the disbursement of a Policy Loan, or the payment of the Death Benefit Proceeds, in the following circumstances: (i) whenever the New York Stock Exchange (“NYSE”) is closed (other than customary weekend and holiday closings); (ii) when trading on the NYSE is restricted or an emergency exists, as determined by the Securities and Exchange Commission ("SEC"), so that disposal of the Separate Account’s investments or determination of the value of its net assets is not reasonably practicable; or (iii) at any other time permitted by the SEC for your protection.
In addition, we may delay payment of the Surrender Value in the Fixed Account for up to six months or a shorter period if required by law. If we defer payment for more than 30 days, we add interest at our current rate from the time you asked for the Surrender Value in accordance with applicable state law.

Transfers
General. While the Policy is in force, you may transfer Policy Value among the Fixed Account and Sub-Accounts in writing or by telephone. Currently, there is no minimum transfer amount, except in states where a minimum transfer amount is required by law. We may set a minimum transfer amount in the future. In the future, we may charge you the transfer fee described on page 30, although currently we are waiving it.

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You currently may not have Policy Value in more than twenty-one (21) options, counting each Sub-Account and the Fixed Account as one option. Accordingly, we will not perform a transfer that would cause your Policy to exceed that limit. We may waive this limit in the future.
Generally, we only make transfers on days when the NYSE is open for business. See “Policy Value” on page 14. If we receive your request on a day when the NYSE is not open for business, or if we receive your request after the close of business on the NYSE, we make the transfer on the first subsequent day on which the NYSE is open.
Special requirements apply to transfers from the Fixed Account. You may transfer one sum from the Fixed Account to the Sub-Accounts only during the 60-day period beginning on the Issue Date or each Policy Anniversary. We do not process transfer requests involving the Fixed Account at any other time, except transfers pursuant to a Dollar Cost Averaging or Portfolio Rebalancing program.
The maximum amount which may be transferred as one sum or as Portfolio Rebalancing transfers from the Fixed Account during a Policy Year usually is: (i) 30% of the Fixed Account balance on the most recent Policy Anniversary; or (ii) the largest total amount transferred from the Fixed Account in any prior Policy Year. You may not transfer Policy Value or allocate new Premiums into the Fixed Account if transfers are being made out under the Dollar Cost Averaging program. However, we may waive or modify these restrictions on transfers from the Fixed Account.
This limit also applies to transfers under a Dollar Cost Averaging program, unless you choose to transfer your entire Fixed Account balance to Sub-Accounts. In that case, your maximum monthly transfer amount may not be more than 1/36th of your Fixed Account balance on the day of the first transfer.
In addition, you may transfer 100% of the Fixed Account balance in one sum to the Sub-Account(s) if on any Policy Anniversary the interest rate on the Fixed Account is lower than it was on the Policy Anniversary one year previously or if on the first Policy Anniversary that interest rate is lower than it was on the Issue Date. We notify you by mail if this occurs. You may request a transfer for 60 days following the date we mail notification to you. The Policy permits us to defer transfers from the Fixed Account for up to six months from the date you request a transfer.
Transfers Authorized by Telephone. You may make transfers by telephone. Telephone transfers may not be available if all lines are busy. In that case, you will need to submit a written request or try to call later. Please see the SAI for a description of our procedures for telephone transfers.
We use procedures that we believe provide reasonable assurance that telephone authorized transfers are genuine. For example, we request identifying information from persons purporting to authorize transfers. Accordingly, we disclaim any liability for losses resulting from allegedly unauthorized telephone transfers. However, if we do not take reasonable steps to help ensure that a telephone authorization is valid, we may be liable for such losses.
At any time, we may suspend, modify or terminate your privilege to make transfers via the telephone, or via other electronic or automated means specifically approved by the Company, including, but not limited to, automated telephone services, facsimile machine, e-mail and electronic services via online access. Among other things, we reserve the right to limit the number of such transfers among the Sub-Accounts in any Policy Year, or to refuse any telephone transfer request. We also reserve the right to restrict such transfers in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Policy Owners.
Dollar Cost Averaging. Under our automatic Dollar Cost Averaging program, while the Policy is in force you may authorize us to transfer a fixed dollar amount at fixed intervals from the Fixed Account or a Sub-Account of your choosing to up to twenty-one options, including other Sub-Accounts or the Fixed Account. The interval between transfers may be monthly, quarterly or annually, at your option. The transfers are made at the Accumulation Unit Value on the date of the transfer. The transfers continue until you instruct us otherwise, or until your chosen source of transfer payments is exhausted. Currently, the minimum transfer amount is $100 per transfer. We may change this minimum or grant exceptions. If you elect this program, the first transfer occurs one interval after your Issue Date. Your request to participate in this program is effective when we receive your completed application at the P.O. Box given on the first page of this Prospectus. Please call or write us for a copy of the application. You may elect to increase, decrease or change the frequency or amount of transfer payments under a Dollar Cost Averaging program. Special restrictions apply to transfers from the Fixed Account. Please see “Transfers - General” on page 14 for a discussion of these restrictions.
The theory of Dollar Cost Averaging is that by spreading your investment over time, you may be able to reduce the effect of transitory market conditions on your investment. In addition, because a given dollar amount purchases more units when the unit prices are relatively low rather than when the prices are higher, in a fluctuating market, the average cost per unit may be less than the average of the unit prices on the purchase dates. However, participation in this program does not assure you of a greater profit from your purchases under the program, nor does it prevent or necessarily reduce losses in a declining market. Moreover, while we refer to this program of periodic transfers generally as Dollar Cost Averaging, periodic transfers from a Sub-Account with more volatile performance experience is unlikely to produce the desired effects of Dollar Cost Averaging as would transfers from a less volatile Sub-Account. You may not use Dollar Cost Averaging and Portfolio Rebalancing at the same time.
Portfolio Rebalancing. Portfolio Rebalancing allows you to maintain the percentage of your Policy Value allocated to each Sub-Account or the Fixed Account or both at a preset level. Over time, the variations in each Sub-Account’s investment results shift the balance of your Policy Value allocations. Under the Portfolio Rebalancing feature, we automatically transfer your Policy Value,

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including new Premiums, back to the percentages you specify. Portfolio Rebalancing is consistent with maintaining your desired allocation among the investment options.
You may choose to have rebalances made monthly, quarterly, semi-annually or annually. We do not charge a transfer fee for Portfolio Rebalancing. No more than twenty-one (21) Sub-Accounts, or twenty (20) Sub-Accounts and the Fixed Account, can be included in a Portfolio Rebalancing program at one time. Transfers from the Fixed Account under a Portfolio Rebalancing program are subject to the overall limit on transfers from the Fixed Account. Accordingly, if the total amount transferred from the Fixed Account in any Policy Year reaches that limit before the end of the year, we do not transfer additional amounts from the Fixed Account for Portfolio Rebalancing purposes until the next Policy Year. We automatically terminate this option if you request any transfers outside the Portfolio Rebalancing program. If you wish to resume the Portfolio Rebalancing after it has been canceled, then you must complete a new Portfolio Rebalancing form and send it to our home office.
You may request Portfolio Rebalancing at any time by submitting a completed written request to us at the address given on the first page of this Prospectus. Please call or write us for a copy of the request form. If you stop Portfolio Rebalancing, you must wait 30 days to begin again. The date of your rebalancing must coincide with the same day of the month as your Issue Date. If you request rebalancing on your Policy application and specify the frequency, but not the date, for your first rebalancing, it occurs one interval after the Issue Date. Otherwise, your first rebalancing occurs one interval after we receive your completed request form. All subsequent rebalancings occur at the intervals you have specified on the day of the month that coincides with the same day of the month as your Issue Date.
Generally, you may change the allocation percentages, frequency or choice of Sub-Accounts at any time. If you include the Fixed Account in a Portfolio Rebalancing program, however, in any consecutive twelve months you may not change the allocation percentages more than twice and the total change to the Fixed Amount allocation may not exceed 20%. We may waive this restriction.
If your total Policy Value subject to rebalancing falls below any minimum value that we may establish, we may prohibit or limit your use of Portfolio Rebalancing. You may not use Dollar Cost Averaging and Portfolio Rebalancing at the same time. We may change, terminate, limit or suspend Portfolio Rebalancing at any time.
Market Timing & Excessive Trading. The Policies are intended for long-term investment. Market timing and excessive trading can potentially dilute the value of Sub-Accounts and can disrupt management of a Portfolio and raise its expenses, which can impair Portfolio performance and adversely affect your Policy Value. Our policy is not to accept knowingly any premium intended for the purpose of market timing or excessive trading. Accordingly, you should not invest in the Policy if your purpose is to engage in market timing or excessive trading, and you should refrain from such practices if you currently own a Policy.
We seek to detect market timing or excessive trading activity by reviewing trading activities. Portfolios also may report suspected market-timing or excessive trading activity to us. If, in our judgment, we determine that the transfers are part of a market timing strategy or are otherwise harmful to the underlying Portfolio, we will impose the trading limitations as described below under “Trading Limitations.” Because there is no universally accepted definition of what constitutes market timing or excessive trading, we will use our reasonable judgment based on all of the circumstances.
While we seek to deter market timing and excessive trading in Sub-Accounts, because our procedures involve the exercise of reasonable judgment, we may not identify or prevent some market timing or excessive trading. Moreover, imposition of trading limitations is triggered by the detection of market timing or excessive trading activity, and the trading limitations are not applied prior to detection of such trading activity. Therefore, our policies and procedures do not prevent such trading activity before it is detected. As a result, some investors may be able to engage in market timing and excessive trading, while others are prohibited, and the Sub-Account may experience the adverse effects of market timing and excessive trading described above.
Trading Limitations. We reserve the right to limit transfers among the investment alternatives in any Policy Year, require that all future transfer requests be submitted through U.S. Postal Service First Class Mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery, or to refuse any transfer request, if:

•
we believe, in our sole discretion, that certain trading practices, such as excessive trading, by, or on behalf of, one or more Policy Owners, or a specific transfer request or group of transfer requests, may have a detrimental effect on the Accumulation Unit Values of any Sub-Account or on the share prices of the corresponding Portfolio or otherwise would be to the disadvantage of other Policy Owners; or

•
we are informed by one or more of the Portfolios that they intend to restrict the purchase, exchange, or redemption of Portfolio shares because of excessive trading or because they believe that a specific transfer or group of transfers would have a detrimental effect on the prices of Portfolio shares.

In making the determination that trading activity constitutes market timing or excessive trading, we will consider, among other things:

•	the total dollar amount being transferred, both in the aggregate and in the transfer request;

•
the number of transfers you make over a period of time and/or the period of time between transfers (note: one set of transfers to and from a Sub-Account in a short period of time can constitute market timing);

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•
whether your transfers follow a pattern that appears designed to take advantage of short term market fluctuations, particularly within certain Sub-Account underlying Portfolios that we have identified as being susceptible to market timing activities (e.g., International, High Yield, and Small Cap Sub-Accounts);

•	whether the manager of the underlying Portfolio has indicated that the transfers interfere with Portfolio management or otherwise adversely impact the Portfolio; and

•	the investment objectives and/or size of the Sub-Account’s underlying Portfolio.
We seek to uniformly apply these trading limitations to all trades, including those that occur through omnibus accounts at intermediaries. However, because these determinations involve the exercise of discretion, it is possible that we may not detect some market timing or excessive trading activity. As a result, it is possible that some investors may be able to engage in market timing or excessive trading activity, while others are prohibited, and the Portfolio may experience the adverse effects of market timing and excessive trading described above.
If we determine that a Policy Owner has engaged in market timing or excessive trading activity, we will require that all future transfer requests be submitted through U.S. Postal Service First Class Mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery. If we determine that a Policy Owner continues to engage in a pattern of market timing or excessive trading activity we will restrict that Policy Owner from making future additions or transfers into the impacted Sub-Account(s) or will restrict that Policy Owner from making future additions or transfers into the class of Sub-Account(s) if the Sub-Accounts(s) involved are vulnerable to arbitrage market timing trading activity (e.g., International, High Yield, and Small Cap Sub-Accounts).
In our sole discretion, we may revise our Trading Limitations at any time as necessary to better deter or minimize market timing and excessive trading or to comply with regulatory requirements.
Agreements to Share Information with Funds.
Under the Investment Company Act of 1940, Lincoln Benefit Life Company (“Lincoln Benefit”) has entered into information sharing agreements with each of the fund companies whose funds are offered under the Policy. Policy Owner trading information is shared under these agreements as necessary for the fund companies to monitor fund trading and Lincoln Benefit’s trading policy. Under these agreements, Lincoln Benefit is required to share information regarding Policy Owner transactions, including but not limited to information regarding fund transfers initiated by you. In addition to information about Policy Owner transactions, this information may include personal Policy Owner information, including names and social security numbers or other tax identification numbers. As a result of this information sharing, a fund company may direct us to restrict a Policy Owner’s transactions if the fund determines that the Policy Owner has violated the fund's frequent trading policies. This could include the fund directing us to reject any allocations of premium or Policy value to the fund.
Short Term Trading Fees. The underlying Portfolios are authorized by SEC regulation to adopt and impose redemption fees if a Portfolio’s Board of Directors determines that such fees are necessary to minimize or eliminate short-term transfer activity and/or holding periods that can reduce or dilute the value of outstanding shares issued by the Portfolio. The Portfolio will set the parameters relating to the redemption fee and such parameters may vary by Portfolio. If a Portfolio elects to adopt and charge redemption fees, these fees will be passed on to the Policy Owner(s) responsible for the short-term transfer activity generating the fee.
We will administer and collect redemption fees and forward these fees to the Portfolio. Please consult the Portfolio’s prospectus for more complete information regarding the fees and charges associated with each Portfolio.

Investment and Fixed Account Options
The Sub-Accounts and the Portfolios. Each of the Sub-Accounts of the Separate Account invests in the shares of one of the Portfolios. The income and realized and unrealized gains or losses on the assets of each Sub-Account are separate and are credited to or charged against the particular Sub-Account without regard to income, gains or losses from any other Sub-Account or from any other part of our business. We use the Net Premiums you allocate to a Sub-Account to purchase shares in the corresponding Portfolio and redeem shares in the Portfolios to meet Policy obligations or make adjustments in reserves. The Portfolios are required to redeem their shares at net asset value and to make payment within seven days.
Each Portfolio is either an open-end management investment company registered under the 1940 Act or a separate investment series of an open-end management investment company.
Each Portfolio holds its assets separate from the assets of the other Portfolios, and each Portfolio has its own distinct investment objective and policies. Each Portfolio is subject to certain investment restrictions and policies, which may not be changed without the approval of a majority of the shareholders of the Portfolio. Each Portfolio operates as a separate investment fund, and the income, gains and losses of one Portfolio generally have no effect on the investment performance of any other Portfolio.
We do not promise that the Portfolios will meet their investment objectives. Amounts you have allocated to Sub-Accounts may grow in value, decline in value or grow less than you expect, depending on the investment performance of the Portfolios in which those Sub-Accounts invest. You bear the investment risk that those Portfolios possibly will not meet their investment objectives.

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We have briefly described the Portfolios below. The Sub-Accounts investing in certain Portfolios may not be available in all states. You should read the current Prospectuses for the Portfolios for more detailed and complete information concerning the Portfolios, their investment objectives and strategies, and the investment risks associated with the Portfolios. We will mail to you a prospectus for each Portfolio related the Sub-Accounts to which you allocate your premium.
You should carefully consider the investment objectives, risks, charges and expenses of the investment alternatives when making an allocation to the Sub-Accounts. To obtain any or all of the underlying Portfolio prospectuses, please contact us at 1-800-865-5237.

Sub-Account	Each Sub-Account Seeks	Investment Advisor
AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
Invesco V.I. American Value Fund - Series I	To provide above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities.	Invesco Advisers, Inc.
Invesco V.I. Growth and Income Fund - Series II	Long-term growth of capital and income.
Invesco V.I. Mid Cap Growth Fund - Series II	To seek capital growth.
Invesco V.I. Value Opportunities Fund - Series I	Long-term growth of capital.
THE ALGER PORTFOLIOS
Alger Capital Appreciation Portfolio - Class I-2	Long-term capital appreciation.	Fred Alger Management, Inc.
Alger Growth & Income Portfolio - Class I-2	Capital appreciation and current income.
Alger Large Cap Growth Portfolio - Class I-2	Long-term capital appreciation.
Alger Mid Cap Growth Portfolio - Class I-2	Long-term capital appreciation.
Alger Small Cap Growth Portfolio - Class I-2	Long-term capital appreciation.
DEUTSCHE VARIABLE SERIES I
Deutsche Bond VIP - Class A	To maximize total return consistent with preservation of capital and prudent investment management.	Deutsche Investment Management Americas Inc.
Deutsche Core Equity VIP - Class A	Long-term growth of capital, current income and growth of income.
Deutsche CROCI® International VIP - Class A	Long-term growth of capital.
Deutsche Global Small Cap VIP - Class A	Above-average capital appreciation over the long term.
DEUTSCHE VARIABLE SERIES II
Deutsche Global Income Builder VIP - Class A	To maximize income while maintaining prospects for capital appreciation.	Deutsche Investment Management Americas Inc.
FEDERATED INSURANCE SERIES
Federated Managed Volatility Fund II - Class P	High current income and moderate capital appreciation.	Federated Global Investment Management Corp.
Federated Fund for U.S. Government Securities II	Current income.	Federated Investment Management Company
Federated High Income Bond Fund II - Class P	High current income.
FIDELITY® VARIABLE INSURANCE PRODUCTS
Fidelity® VIP Asset Manager Portfolio - Initial Class	To obtain high total return with reduced risk over the long term by allocating its assets among stocks, bonds, and short-term instruments.	Fidelity Management & Research Company (FMR)
Fidelity® VIP Contrafund® Portfolio - Initial Class	Long-term capital appreciation.
Fidelity® VIP Equity-Income Portfolio - Initial Class
Reasonable Income. The fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.

Fidelity® VIP Government Money Market Portfolio - Initial Class	As high a level of current income as is consistent with preservation of capital and liquidity.
Fidelity® VIP Growth Portfolio - Initial Class	To achieve capital appreciation.
Fidelity® VIP Index 500 Portfolio - Initial Class	Investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.
Fidelity® VIP Overseas Portfolio - Initial Class	Long-term growth of capital.

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Sub-Account	Each Sub-Account Seeks	Investment Advisor
ALPS VARIABLE INVESTMENT TRUST (1)
Morningstar Aggressive Growth ETF Asset Allocation Portfolio Class I	Capital appreciation.	ALPS Advisors, Inc.
Morningstar Balanced ETF Asset Allocation Portfolio Class I	Capital appreciation and some current income.
Morningstar Conservative ETF Asset Allocation Portfolio Class I	Current income and preservation of capital.
Morningstar Growth ETF Asset Allocation Portfolio Class I	Capital appreciation.
Morningstar Income and Growth ETF Asset Allocation Portfolio Class I	Current income and capital appreciation.
JANUS ASPEN SERIES
Janus Henderson Balanced Portfolio - Institutional Shares	Long-term capital growth, consistent with preservation of capital and balanced by current income.	Janus Capital Management LLC
Janus Henderson Enterprise Portfolio - Institutional Shares	Long-term growth of capital.
Janus Henderson Flexible Bond Portfolio - Institutional Shares	Maximum total return, consistent with preservation of capital.
Janus Henderson Global Research Portfolio - Institutional Shares	Long-term growth of capital.
Janus Henderson Research Portfolio - Institutional Shares	Long-term growth of capital.
Janus Henderson Overseas Portfolio - Service Shares	Long-term growth of capital.
LEGG MASON PARTNERS VARIABLE EQUITY TRUST
ClearBridge Variable Large Cap Value Portfolio - Class I (2)	Long-term growth of capital as its primary objective. Current income as a secondary objective.	Legg Mason Partners Fund Advisor, LLC
MFS® VARIABLE INSURANCE TRUST
MFS® Growth Series - Initial Class	Seeks capital appreciation.	Massachusetts Financial Services Company
MFS® Investors Trust Series - Initial Class	Seeks capital appreciation.
MFS® New Discovery Series - Initial Class	Seeks capital appreciation.
MFS® Research Series - Initial Class	Seeks capital appreciation.
MFS® Total Return Series - Initial Class	Seeks total return.
OPPENHEIMER VARIABLE ACCOUNT FUNDS
Oppenheimer Main Street Small Cap Fund®/VA - Service Shares	Capital appreciation.	OppenheimerFunds, Inc.
PIMCO VARIABLE INSURANCE TRUST
PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) - Administrative Shares	Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.	Pacific Investment Management Company LLC
PIMCO VIT Total Return Portfolio - Administrative Shares	Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.
PUTNAM VARIABLE TRUST
Putnam VT International Value Fund - Class IB	Capital growth. Current income is a secondary objective.	Putnam Investment Management, LLC
T. ROWE PRICE EQUITY SERIES, INC.
T. Rowe Price Equity Income Portfolio - I	A high level of dividend income and long-term capital growth primarily through investment in stocks.	T. Rowe Price Associates, Inc.
T. Rowe Price Mid-Cap Growth Portfolio - I (3)	The fund seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth.
T. Rowe Price New America Growth Portfolio - I	The fund seeks to provide long-term capital growth by investing primarily in the common stocks of growth companies.
T. ROWE PRICE INTERNATIONAL SERIES, INC.
T. Rowe Price International Stock Portfolio - I	The fund seeks long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies.	T. Rowe Price International, Inc.
WELLS FARGO VARIABLE TRUST FUNDS
Wells Fargo VT Discovery Fund	Long-term capital appreciation.	Wells Fargo Funds Management, LLC
Wells Fargo VT Opportunity FundSM	Long-term capital appreciation.

(1)
The Morningstar ETF Allocation Series Portfolios invest in underlying ETFs and will indirectly bear their proportionate share of any fees and expenses payable directly by the underlying ETFs. As a result, the Portfolios may incur higher expenses, many of which may be duplicative.

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(2)
Effective May 1, 2018, the ClearBridge Variable Large Cap Value Portfolio - Class I changed its objective from "Long-term growth of capital with current income as a secondary objective" to "Long-term growth of capital as its primary objective. Current income as a secondary objective."

(3)
Effective May 1, 2004, the T. Rowe Price Mid-Cap Growth Portfolio - I is no longer available for new investments. If you are currently invested in the T. Rowe Price Mid-Cap Growth Portfolio - I, you may continue your investment. If you are currently enrolled in one of our automatic transaction programs, such as Portfolio Rebalancing or Dollar Cost Averaging, we will continue to effect automatic transactions to the portfolio in accordance with that program. In addition, if your current premium allocation instructions include the Portfolio, we will continue to allocate your premiums to the Portfolio.

We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolio at their net asset value.
Some of the Portfolios have been established by investment advisors, which manage retail mutual funds having similar names and investment objectives. While some of the Portfolios may be similar to, and may in fact be modeled after retail mutual funds, you should understand that the Portfolios are not otherwise directly related to any retail mutual fund. Consequently, the investment performance of retail mutual funds and any similarly named Portfolio may differ substantially.
Certain Portfolios sell their shares to separate accounts underlying both variable life insurance and variable annuity contracts. It is conceivable that in the future it may be unfavorable for variable life insurance separate accounts and variable annuity separate accounts to invest in the same Portfolio. Although neither we nor any of the Portfolios currently foresees any such disadvantages either to variable life insurance or variable annuity contract owners, each Portfolio’s Board of Directors intends to monitor events in order to identify any material conflicts between variable life and variable annuity contract owners and to determine what action, if any, should be taken in response thereto. If a Board of Directors were to conclude that separate investment funds should be established for variable life and variable annuity separate accounts, Policy Owners will not bear the attendant expenses.
Voting Rights. As a general matter, you do not have a direct right to vote the shares of the Portfolios held by the Sub-Accounts to which you have allocated your Policy Value. Under current law, however, you are entitled to give us instructions on how to vote those shares on certain matters. We notify you when your instructions are needed and provide proxy materials or other information to assist you in understanding the matter at issue. We determine the number of votes for which you may give voting instructions as of the record date set by the relevant Portfolio for the shareholder meeting at which the vote will occur.
In most cases, you are the person entitled to give voting instructions. However, if you assign your Policy, the assignee may be entitled to give voting instructions. Retirement plans may have different rules for voting by plan participants.
If you send written voting instructions to us, we follow your instructions in voting the Portfolio shares attributable to your Policy. If you do not send written instructions, we vote the shares attributable to your Policy in the same proportions as the shares for which we have received instructions from other Policy Owners. While proportional voting guarantees all outstanding shares of a Portfolio are voted, it can lead to a small number of shareholders determining the outcome of a proxy.
We may, when required by state insurance regulatory authorities, disregard Policy Owner voting instructions if the instructions would cause a change in the sub-classification or investment objective of one or more of the Portfolios or to approve or disapprove an investment advisory contract for one or more of the Portfolios.
In addition, we may disregard voting instructions in favor of changes initiated by Policy Owners in the investment objectives or the investment advisor of the Portfolios if we reasonably disapprove of the proposed change. We would disapprove a proposed change only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we reasonably conclude that the proposed change would not be consistent with the investment objectives of the Portfolio or would result in the purchase of securities for the Portfolio which vary from the general quality and nature of investments and investment techniques utilized by the Portfolio. If we disregard voting instructions, we include a summary of that action and our reasons for that action in the next semi-annual financial report to you.
This description reflects our view of currently applicable law. If the law changes or our interpretation of the law changes, we may decide that we are permitted to vote the Portfolio shares without obtaining instructions from our Policy Owners, and we may choose to do so.
Additions, Deletions and Substitutions of Securities.
If the shares of any of the Portfolios are no longer available for investment by the Separate Account or if, in the judgment of our management, further investment in the shares of a Portfolio is no longer appropriate in view of the purposes of the Policy, we may add or substitute shares of another Portfolio or underlying fund for Portfolio shares already purchased or to be purchased in the future by Premiums under the Policy. Any substitution of securities will comply with the requirements of the 1940 Act.
We also reserve the right to make the following changes in the operation of the Separate Account and the Sub-Accounts:

•	to operate the Separate Account in any form permitted by law;

•	to take any action necessary to comply with, or obtain and continue any exemption from, applicable laws;

•	to transfer assets from one Sub-Account to another, or to our general account;

•	to add, combine, or remove Sub-Accounts in the Separate Account;

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•	to assess a charge for taxes attributable to the operations of the Separate Account or for other taxes, as described in “Charges and Deductions”; and

•
to change the way in which we assess other charges, as long as the total other charges do not exceed the amount currently charged the Separate Account and the Portfolios in connection with the Policies.

If we take any of these actions, we will comply with the then applicable legal requirements.
The Fixed Account. The portion of the Policy relating to the Fixed Account is not registered under the Securities Act of 1933 (“1933 Act”) and the Fixed Account is not registered as an investment company under the 1940 Act. Accordingly, neither the Fixed Account nor any interests in the Fixed Account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the disclosure regarding the Fixed Account has not been reviewed by the staff of the SEC. The statements about the Fixed Account in this Prospectus may be subject to generally applicable provisions of the federal securities laws regarding accuracy and completeness.
You may allocate part or all of your Premiums to the Fixed Account in states where it is available. Amounts allocated to the Fixed Account become part of the general assets of Lincoln Benefit. Lincoln Benefit invests the assets of the general account in accordance with applicable laws governing the investments of insurance company general accounts.
We credit interest to amounts allocated to the Fixed Account at an effective annual rate of at least 4%. We are not obligated to, but we may credit interest at a higher rate. You assume the risk that the interest rate credited to the Fixed Account may be no higher than 4%.

Death Benefits and Optional Insurance Benefits
Death Benefits. While your Policy is in force, we pay the Death Benefit proceeds upon the death of the Insured. We will pay the Death Benefit proceeds to the named Beneficiary(ies) or contingent Beneficiary(ies). As described below in “Settlement Options,” we pay the Death Benefit proceeds in one sum or under an optional payment plan.
The Death Benefit proceeds payable to the Beneficiary equal the applicable Death Benefit, less any Policy Debt and less any due and unpaid charges. The proceeds may be increased, if you have added a rider that provides an additional benefit. Please see “Optional Insurance Benefits” beginning on page 22. We determine the amount of the Death Benefit proceeds as of the end of the Valuation Period during which the Insured dies. We usually pay the Death Benefit proceeds within seven days after we have received due proof of death and all other requirements we deem necessary have been satisfied. The amount of the Death Benefit is based on the Death Benefit Option you have selected, any increases or decreases in the Face Amount, and in some instances your Policy Value.
Death Benefit Options. You may choose one of two Death Benefit Options:
Option 1: the Death Benefit is the greater of: (a) the Face Amount of the Policy; or (b) the Policy Value multiplied by the applicable corridor percentage as described below, and as set forth in your Policy. Option 1 is designed to provide a specific amount of Death Benefit that generally does not vary with changes in the Policy Value. As your Policy Value increases, the Net Amount at Risk under your Policy generally decreases, unless your Policy Value is sufficiently large to require that the Death Benefit be determined using the applicable corridor percentage.
Option 2: the Death Benefit is the greater of: (a) the Face Amount plus the Policy Value; or (b) the Policy Value multiplied by the applicable corridor percentage. Under Option 2, the amount of the Death Benefit generally increases to reflect increases in the Policy Value. Under this option your Policy generally involves a constant Net Amount at Risk.
Your Policy has a minimum Death Benefit. While your Policy remains in force, we guarantee that the Death Benefit will not be less than the greater of the current Face Amount of the Policy or the Policy Value multiplied by the applicable corridor percentage. We have set forth the applicable corridor percentages in the Policy. The corridor percentages are based upon the age of the Insured. The applicable corridor percentage decreases from 250% at age 40 or less to 101% at age 94 or above.
Since the cost of insurance charge is based upon the net amount at risk, it generally is less under a Policy with an Option 1 Death Benefit than one with an Option 2 Death Benefit. As a result, if the Sub-Accounts you select experience favorable investment results, your Policy Value tends to increase faster under Option 1 than under Option 2, but the total Death Benefit under Option 2 increases or decreases directly with changes in Policy Value. Thus, you may prefer Option 1 if you are more interested in the possibility of increasing your Policy Value based upon favorable investment experience, while you may prefer Option 2 if you are seeking to increase total Death Benefits.
Example of Applicable Corridor Percentage. The corridor percentages are set so as to seek to ensure that the Policies qualify for favorable federal income tax treatment. An increase in Policy Value due to favorable investment experience may increase the Death Benefit above the Face Amount, and a decrease in Policy Value due to unfavorable investment experience may decrease the Death Benefit (but not below the Face Amount). For example, if in the example below the Policy Owner paid a Net Premium of $60,000 and the Policy Value increased to $68,000 and then decreased to $54,000, the changes in Policy Value would have the following effects on the Death Benefit:

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EXAMPLES	A	B
Face Amount	$150,000	$150,000
Death Benefit Option	1	1
Insured’s Attained Age	40	40
Policy Value on Date of Death	$68,000	$54,000
Applicable Corridor Percentage	250%	250%
Death Benefit	$170,000	$150,000
In Example A, the Death Benefit equals $170,000, i.e., the greater of $100,000 (the Face Amount) and $170,000 (the Policy Value at the Date of Death of $68,000, multiplied by the corridor percentage of 250%). This amount, less any Policy Debt and unpaid charges, constitutes the Death Benefit proceeds that we would pay to the Beneficiary.
In Example B, the Death Benefit is $150,000, i.e., the greater of $150,000 (the Face Amount) or $135,000 (the Policy Value of $54,000 multiplied by the corridor percentage of 250%).
Change to Death Benefit Option. After the first Policy Year, you may change the Death Benefit option by writing to us at the address given on the front cover of this Prospectus. If you ask to change from Option 2 to Option 1, we increase the Face Amount of your Policy by the amount of the Policy Value. If you ask to change from Option 1 to Option 2, we decrease the Face Amount of your Policy by the amount of the Policy Value. The change takes effect on the Monthly Deduction Day on or immediately following the day we receive your written request. We do not currently require you to prove insurability for a change in Death Benefit options. In addition, changes to the death benefit option may have tax consequences. See "Federal Taxes - Modified Endowment Contracts" on page 33.
Change to Face Amount. You may change the Face Amount after the first Policy Year. You may request the change by writing to us at the address shown on the first page of this Prospectus. You should be aware that a change in the Face Amount changes the net amount at risk and, therefore, changes the cost of insurance charges on your Policy. The change will take effect on the Monthly Deduction Day after we approve the request. We do not permit a Face Amount change if the policy is in the Grace Period.
If you request a decrease in Face Amount, we first apply it to coverage provided by the most recent increase in Face Amount, then to the next most recent increase successively and finally to the coverage under the original application. We do not permit a decrease in the Face Amount of your Policy if afterward the Face Amount remaining in force would be less than $50,000. A decrease in the Face Amount affects the Safety Net Premium.
To apply for an increase in the Face Amount, you must submit to us a supplemental application, accompanied by satisfactory evidence that the Insured is insurable. We do not permit any increase in Face Amount after the Insured’s 80th birthday. The minimum amount of a Face Amount increase is $10,000. You may not increase the Face Amount of your Policy more often than once every twelve months.
You should be aware that an increase in the Face Amount of your Policy affects the cost of insurance charges applicable to your Policy. As noted above, we deduct a larger amount of cost of insurance charges, because an increase in the Face Amount also increases the net amount at risk under your Policy. We will not approve a request for a Face Amount increase if the Net Surrender Value is too small to pay the Monthly Deduction for the Policy Month following the increase. As described in “Surrender Charge” on page 29 of this Prospectus, if you increase the Face Amount of your Policy, your maximum surrender charge also increases. Finally, increases in the Face Amount of your Policy also increase the Safety Net Premium amount. Modifying the Policy’s Face Amount may have tax ramifications. For additional information, please see “Federal Taxes” on page 32.
Optional Insurance Benefits. You may ask to add one or more riders to your Policy to provide additional optional insurance benefits. We require evidence of insurability before we issue a rider to you. We deduct the cost of any riders as part of the Monthly Deduction. Adding a Rider may also increase the Safety Net Premium amount for your Policy. The riders we currently offer are described below. All of these riders may be added to your Policy at any time except the Primary Insured Rider, and the Additional Insured Rider which are only available at Policy issue. In our discretion, we may offer additional riders or stop offering a rider.

•	Children’s Level Term Rider.
This rider provides for level term insurance on the Insured’s children, as defined in the rider. We provide coverage until the earlier of the child’s 25th birthday or the Insured’s age 65. We pay the Death Benefit to the person designated by you. If the Insured dies while the rider is in effect, we convert the coverage on each child to paid-up term insurance that remains in force until the child reaches age 25. The rider may be exchanged for a new term policy on the earlier of each child’s 25th birthday, or the Insured’s age 65. We do not require evidence of insurability to exchange the rider.

•	Accidental Death Benefit Rider.
Under this rider, we provide additional insurance if the Insured dies from accidental bodily injury as defined in the rider. This rider ends when one of the following occurs: (1) the Policy terminates; (2) the next Policy Anniversary after the Insured’s 70th birthday; or (3) you ask to end the rider.

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•	Continuation of Premium Rider.
Under this rider, we contribute a monthly amount to the Policy Value if the Insured becomes totally disabled as defined in the rider. This rider ends when one of the following occurs: (1) the Policy terminates; (2) the Insured reaches age 60; or (3) you ask to end the rider.

•	Additional Insured Term Rider.
This rider provides life insurance coverage on an Additional Insured. We pay the Face Amount of the rider to the named Beneficiary when we receive due proof that the Additional Insured died while the rider was in force. You may renew the coverage until the Additional Insured reaches age 99. Until the Additional Insured’s 75th birthday, you may exchange the rider for a new Policy on the Additional Insured’s life, subject to certain conditions as defined in the rider. We do not require evidence of insurability to exchange the rider.

•	Primary Insured Term Rider.
This rider provides additional term life insurance coverage on the Primary Insured. You may renew this coverage until the Insured reaches age 99. Until the Insured reaches age 75, you may exchange the rider for a new Policy. In addition, after the first Policy Year and until the Insured reaches age 75, you may convert the rider to the base Policy. We do not require evidence of insurability to exchange or convert the Policy. If you purchase this rider, your surrender charge is less than if you purchased a single Policy with the same Face Amount as the total coverage of your Policy and Primary Insured Term Rider. In addition, at least initially your total insurance charges are lower for a Policy/Primary Insured Term Rider combination, although they may be higher if your Policy Value increases and the net amount at risk under your Policy decreases sufficiently.
Commissions payable to sales representatives on the sale of Policies with a Primary Insured Term Rider are calculated based on the total premium payments made for the base Policy and the rider. The commissions will vary depending on the ratio of the premium for the base Policy and the rider. The same amount of premium will result in the highest commission when there is no rider, with the commission declining as the portion of the death benefit coverage allocated to the rider increases. Thus, the lowest commission amount is payable when the maximum rider is purchased.

•	Accelerated Death Benefit Rider, Terminal Illness.
This rider provides for an advance of a portion of the Death Benefit if the Insured is diagnosed with a terminal illness and satisfactory proof of the terminal illness is provided to us. A terminal illness is a medical condition of the Insured that, not withstanding medical care, will result in death within twelve months, or as otherwise provided by applicable state law. You may add this rider after your Policy is issued if the rider is available in your state. There is no additional cost for this rider. The maximum accelerated death benefit you may receive is the lesser of:

(i)	50% of the Death Benefit as of the date the first request is paid; or

(ii)	$250,000, including all other accelerated benefit amounts paid under all policies issued by us on the life of the Insured.
The Death Benefit and Policy Value of your Policy are reduced if an accelerated benefit is paid. The amount of Death Benefit that you request to accelerate is reduced by:

(i)	any due and uncollected Monthly Deductions, or unpaid required Premium if a claim occurs during a Grace Period;

(ii)	if allowed in your state, an administrative expense charge of up to $200 for each accelerated benefit request;

(iii)	pro-rata amount of any outstanding Policy Loan; and

(iv)	twelve-month actuarial discount that reflects the early payment of the accelerated benefit amount.
If your Policy was issued in connection with a Qualified Plan, we may not be able to offer you some of the benefits provided by these riders.

Policy Loans
General. While the Policy is in force, you may borrow money from us using the Policy as the only security for your loan. Loans have priority over the claims of any assignee or any other person. The maximum amount available for Policy Loans is 90% of the Surrender Value of your Policy at the end of the Valuation Period in which we receive your loan request. Outstanding Policy Loans and loan interest reduce the amount you may request. Other restrictions may apply if your Policy was issued in connection with a Qualified Plan. In addition, if you have named an irrevocable Beneficiary, you must also obtain his or her written consent before we make a Policy Loan to you.
We ordinarily disburse your loan to you within seven days after we receive your loan request at our home office. We may, however, postpone payment in the circumstances described above in “Policy Value - Postponement of Payments.”

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When we make a Policy Loan to you, we transfer to the Loan Account a portion of the Policy Value equal to the loan amount. We also transfer in this manner Policy Value equal to any due and unpaid loan interest. As of May 1, 2009, we usually take the transfers from the Sub-Accounts and the Fixed Account pro rata based upon the balances of each Sub-Account and the Fixed Account. On or about August 1, 2009, all loan amounts will be transferred from the Sub-Accounts and the Fixed Account to the Loan Account in the same allocation percentages as specified for premium payments. However, we do not withdraw amounts from the Fixed Account equaling more than the total loan multiplied by the ratio of the Fixed Account to the Policy Value immediately preceding the loan. The amounts allocated to the Loan Account are credited with interest at the Loan Credited Rate stated in your Policy.
Loan Interest. Interest on Policy Loans accrues daily and is due at the end of each Policy Year. If you do not pay the interest on a Policy Loan when due, the unpaid interest becomes part of the Policy Loan and accrues interest at the same rate. In addition, we transfer the difference between the values of the Loan Account and the Policy Debt on a pro-rata basis from the Sub-Accounts and the Fixed Account to the Loan Account.
You may borrow an amount equal to your Policy Value, less all Premiums paid, as a preferred loan. The interest rate charged for preferred loans is 4.0% per year. A standard loan is the amount that may be borrowed from the sum of Premiums paid. All non-preferred loans will be treated as a standard loan. The interest rate charged for standard loans is currently 6.0% per year.
Upon expiration of the initial surrender charge period, all new and existing loans will be treated as preferred loans. The initial surrender charge period expires when the surrender charge amount becomes zero as shown on the Policy Data pages of your policy.
Loan Repayment. While the Policy remains in force, you may repay the Policy Loan in whole or in part without any penalty at any time while the Insured is living. If you have a Policy Loan outstanding, we assume that any payment we receive from you is to be applied as Premium to your Policy Value, unless you tell us to treat your payment as a loan repayment. If you designate a payment as a loan repayment or interest payments, your payment is allocated among the Sub-Accounts and the Fixed Account using the same percentages used to allocate Net Premiums. An amount equal to the payment is deducted from the Loan Account.
If the total outstanding loan(s) and loan interest exceeds the Surrender Value of your Policy, we notify you and any assignee in writing. To keep the Policy in force, we require you to pay a Premium sufficient to keep the Policy in force for at least three more months. If you do not pay us sufficient Premium within the 61-day Grace Period, your Policy lapses and terminates without value. As explained in the section entitled “Lapse and Reinstatement” below, you may subsequently reinstate the Policy by either repayment or reimbursement of any Policy Debt that was outstanding at the end of the Grace Period. If your Policy lapses while a Policy Loan is outstanding, you may owe taxes or suffer other adverse tax consequences even if you subsequently reinstate the Policy. Please consult a tax advisor for details.
Pre-Existing Loan. If you have a loan with another insurance company, and you are terminating that policy to buy one from us, usually you would repay the old loan during the process of surrendering the old policy. Income taxes on the interest earned may be due. We permit you to carry this old loan over to your new Policy through a Tax Code Section 1035 tax-free exchange, up to certain limits. The use of a Section 1035 tax-free exchange may avoid any current income tax liability that would be due if the old loan was extinguished.
If you transfer a Policy Loan from another insurer as part of a Section 1035 tax-free exchange, we treat a loan of up to 20% of your Policy Value as a preferred loan. If the amount due is more than 20% of your Policy Value, we treat the excess as a standard loan. The treatment of transferred Policy Loans is illustrated in the following example:

Transferred Policy Value	$190,000
Transferred Policy Loan	$40,000
Surrender Value	$150,000
20% of Policy Value	$38,000
Preferred Loan	$38,000
Standard Loan	$2,000
Upon expiration of the initial surrender charge period, all new and existing loans will be treated as preferred loans.
Effect on Policy Value. A Policy Loan, whether or not repaid, has a permanent effect on the Policy Value because the investment results of each Sub-Account and the Fixed Account apply only to the amount remaining in that account. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the Sub-Accounts and/or Fixed Account earn more than the annual interest rate for amounts held in the Loan Account, your Policy Value does not increase as rapidly as it would if you had not taken a Policy Loan. However, if the Sub-Accounts or the Fixed Account or both earn less than that rate, then your Policy Value is greater than it would have been if you had not taken a Policy Loan. The combination of an increasing loan balance, deductions for contract charges and fees, and unfavorable investment performance may cause the Policy to lapse, triggering ordinary income taxation on the outstanding loan balance to the extent it exceeds your cost basis in the Policy. Also, if you do not repay a Policy Loan, total outstanding Policy Debt is subtracted from the Death Benefit and Surrender Value otherwise payable.

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Surrenders and Withdrawals
Surrenders. While your Policy is in force, you may surrender the Policy. Your Policy terminates on the day we receive your written request, or the surrender effective date requested by you, whichever is later.
The Net Surrender Value equals the Policy Value, minus the surrender charge, minus any Policy Debt. The surrender charge is described in "Charges and Deductions - Surrender Charge" below. Upon surrender, we pay you the Net Surrender Value determined as of the day we receive your written request. We ordinarily pay you the Net Surrender Value of the Policy within seven days of our receiving your complete written request or on the effective surrender date you request, whichever is later. We may, however, postpone payment in the circumstances described in the "Policy Value - Postponement of Payments" section. The Policy cannot be reinstated once it is surrendered. You may receive the surrender proceeds in one sum or under any of the settlement options described in "Settlement Options" below. We have set forth the tax consequences of surrendering the Policy in "Federal Taxes" below.
Partial Withdrawals. General. While the Policy is in force after the first Policy Year, you may receive a portion of the Net Surrender Value by making a partial withdrawal from your Policy. The minimum partial withdrawal amount is $500. You may not withdraw an amount that would reduce the Net Surrender Value below $500 or reduce the Face Amount below $50,000. We deduct a partial withdrawal service fee of $10 from your withdrawal proceeds.
We subtract the amount withdrawn from your Policy Value. You may specify how much of your partial withdrawal you wish taken from each Sub-Account or from the Fixed Account. You may not withdraw from the Fixed Account more than the total withdrawal amount times the ratio of the Fixed Account to your total Policy Value immediately before the withdrawal.
You must request the partial withdrawal in writing. Your request is effective on the date received. We may, however, postpone payment in the circumstances described in the "Policy Value - Postponement of Payments" section. Before we pay any partial withdrawal, you must provide us with a completed withholding form.
Effect on Face Amount. If you have selected Death Benefit Option 1, a partial withdrawal reduces the Face Amount of your Policy as well as the Policy Value. We reduce the Face Amount by the amount of the partial withdrawal. The Face Amount after a partial withdrawal may not be less than $50,000. If you have previously increased the Face Amount of your Policy, your partial withdrawals first reduce the Face Amount of the most recent increase, then the most recent increases successively, then the coverage under the original Policy.
Under Option 2, a reduction in Policy Value as a result of a partial withdrawal typically results in a dollar for dollar reduction in the life insurance proceeds payable under the Policy.
Tax Consequences. The tax consequences of partial withdrawals are discussed in “Federal Taxes” below.

Settlement Options
We pay the surrender proceeds or Death Benefit proceeds under the Policy in one sum or under one of the Settlement Options that we then offer. The one sum payment may be paid in a single payment or deposited to an interest bearing account, if available. You may request a Settlement Option by notifying us in writing at the address given on the first page of this Prospectus. We transfer to our Fixed Account any amount placed under a Settlement Option, which amount will not be affected thereafter by the investment performance of the Separate Account. We do not permit surrenders or partial withdrawals after payment under a settlement option commences.
The amount applied to a Settlement Option must include at least $5,000 of Policy Value and result in installment payments of not less than $50. When the proceeds are payable, we inform you concerning the rate of interest we credit to funds left with us. We guarantee that the rate of interest will be at least 3.5%. We may pay interest in excess of the guaranteed rate.
We currently offer the five Settlement Options described below:
Option A - Interest. We hold the proceeds, credit interest to them and pay out the funds when the person entitled to them requests.
Option B - Fixed Payments. We pay a selected monthly income until the proceeds, and any interest credits, are exhausted.
Option C - Life Income Guaranteed Period Certain. We pay the proceeds in a monthly income for as long as the payee lives, or you may also select a guarantee period of between five and twenty years. If a guarantee period is selected, we make monthly payments at least until the payee dies. If the payee dies before the end of the guarantee period, we continue payments to a successor payee until the end of the guarantee period. If no guarantee period is selected or if the payee dies after the end of the guarantee period, we stop payments when the payee dies. It is possible for the payee to receive only one payment under this option, if the payee dies before the second payment is due and you did not choose a guarantee period. This Settlement Option is not available if settlement is to a non-natural Owner or non-natural Beneficiary.
Option D - Joint and Survivor. We pay the proceeds in a monthly income to two payees for as long as either payee is alive. Payments stop when both payees have died. It is possible for the payees to receive only one payment, if both payees die before

25 PROSPECTUS

the second payment is due. This Settlement Option is not available if settlement is to a non-natural Owner or non-natural Beneficiary.
Option E - Period Certain. We pay the proceeds in monthly installments for a specified number of years, from five to twenty-five years. If the payee dies before the end of the specified period, we pay the remaining guaranteed payments to a successor payee.
In addition, we may agree to other Settlement Option plans. Write or call us to obtain information about them.
You may request that the proceeds of the Policy be paid under a Settlement Option by submitting a request to us in writing before the death of the Insured. If at the time of the Insured’s death, no Settlement Option is in effect, the Beneficiary may choose a Settlement Option after the Death Benefit is payable and before it is paid. If you change the Beneficiary, the existing choice of Settlement Option becomes invalid and you may either notify us that you wish to continue the pre-existing choice of Settlement Option or select a new one.

Maturity
In most states, the Policies have no Maturity Date. Your Policy will continue after the Insured reaches age 100 as long as the Net Surrender Value is sufficient to cover Monthly Deductions. In those states, following the Insured’s 100th birthday, we will waive any cost of insurance charge or policy fee.
Policies issued in some states, however, are required to mature on the Maturity Date. In those states, if your Policy is in force on the Maturity Date, we pay you the Net Surrender Value in one sum or you may apply the Net Surrender Value to a Settlement Option.

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Lapse and Reinstatement
Lapse and Grace Period. If the Net Surrender Value is less than the Monthly Deduction due on a Monthly Deduction Day and the Safety Net Premium feature is not in effect, your Policy may lapse. We give you a 61-day Grace Period in which to pay an adequate amount of additional Premium to keep the Policy in force after the end of the Grace Period.
At least 30 days before the end of the Grace Period, we send you a notice.
The Policy continues in effect through the Grace Period. If the Insured dies during the Grace Period, we pay a Death Benefit in accordance with your instructions. However, we reduce the proceeds by an amount equal to Monthly Deduction(s) due and unpaid. See “Death Benefits and Optional Insurance Benefits” on page 21. If you do not pay us the amount shown in the notice before the end of the Grace Period, your Policy ends at the end of the Grace Period.
Reinstatement. If the Policy lapses, you may apply for reinstatement by paying to us the reinstatement Premium and any applicable charges required under the Policy. You must request reinstatement within five years of the date the Policy entered a Grace Period. The reinstatement Premium equals an amount sufficient to (1) cover all unpaid Monthly Deductions for the Grace Period, and (2) keep your Policy in force for three months. If a Policy Loan was outstanding at the time of your Policy’s lapse, you must either repay or reinstate the loan before we reinstate your Policy. In addition, we may require you to provide evidence of insurability satisfactory to us. The Face Amount upon reinstatement cannot exceed the Face Amount of your Policy at its lapse. The Policy Value on the reinstatement date reflects the Policy Value at the time of termination of the Policy plus the Premium paid at the time of reinstatement. All Policy charges continue to be based on your original Issue Date. You cannot reinstate the Policy once it has been surrendered.

Cancellation and Conversion Rights
Free-Look Period. You may cancel your Policy by returning it to us within ten (10) days after you receive it, or after whatever longer period may be permitted by state law. If you return your Policy, the Policy terminates and, in most states, we pay you an amount equal to your Policy Value on the date we receive the Policy from you, plus any charges previously deducted. Your Policy Value usually reflects the investment experience of the Sub-Accounts and the Fixed Account as you have allocated your Net Premium. In some states, however, we are required to send you the amount of your Premiums. In those states, our current procedure is to allocate any Premium received before the end of the free-look period as described in “Allocation of Premium” above. In the future, however, if you live in one of those states, we reserve the right to delay allocating your Premiums to the Sub-Accounts you have selected until 10 days after the Issue Date or, if your state’s free-look period is longer than ten days, for ten days plus the period required by state law. We will allocate Premiums received during that time to the Fixed Account. Since state laws differ as to the consequences of returning a Policy, you should refer to your Policy for specific information about your circumstances.
Conversion. In addition, during the first two Policy Years or the first two years after an increase in the Face Amount, if the Policy is in force you may amend the Policy to convert it into a non-variable universal life insurance policy. We will accomplish this by transferring all of your Policy Value to the Fixed Account and ending your right under the Policy to allocate Policy Value to the Sub-Accounts. We will not require evidence of insurability. We will not charge you to perform this amendment.
The net amount at risk (i.e., the difference between the Death Benefit and the Policy Value) under the amended policy will be equal to or less than the net amount at risk under the previous coverage. Premiums and charges under the amended policy will be based on the same risk classification as the previous coverage.

Charges and Deductions
Premium Tax Charge and Premium Expense Charge. Before we allocate a Premium to the Policy Value, we subtract the Premium Tax Charge and the Premium Expense Charge.
The Premium Expense Charge equals 3.5% of all Premiums for the first ten policy years, and 1.5% thereafter. Of this charge, 2% of the 3.5% charge in the first ten policy years is intended to help us pay for: (a) actual sales expenses, which include agents’ sales commissions and other sales and distribution expenses; and (b) certain Federal taxes and other expenses related to the receipt of Premiums.
The Premium Tax Charge equals 2.5% of all Premiums. We do not vary the Premium Tax Charge to reflect the actual premium tax rate in individual states, or the absence of premium tax in certain states. Accordingly, the portion of this charge attributable to state premium taxes may be more or less than the premium taxes assessed in your state. We may impose the Premium Tax Charge in states that do not impose a premium tax. State premium tax rates vary from 0% to 4%. The current North Carolina premium tax rate is 1.9% of the gross premium collected.
Monthly Deduction. On the Issue Date and on each Monthly Deduction Day, we deduct from your Policy Value a Monthly Deduction to cover certain charges and expenses in connection with the Policy. The Monthly Deduction is the sum of the following four items:

1)	the Policy Fee;

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2)	the mortality and expense risk charge;

3)	the cost of insurance charge for your Policy; and

4)	the cost of additional benefits provided by a rider, if any.
We allocate the mortality and expense risk charge pro rata among the Sub-Accounts in proportion to the amount of your Policy Value in each Sub-Account. We allocate the remainder of the Monthly Deduction pro rata among the Sub-Accounts and the Fixed Account, unless you specify otherwise.
Policy Fee. The monthly policy fee is $7.50 per month. This charge compensates us in part for administrative expenses such as salaries, postage, telephone, office equipment and periodic reports. In those states that do not have maturity date, the Policy Fee is waived after the Insured’s age 100.
Mortality and Expense Risk Charge. For the first fourteen Policy Years, the monthly mortality and expense risk charge is calculated at an annual rate of 0.72% of the net Policy Value allocated to the Sub-Accounts. Thereafter, we intend to charge an annual rate of 0.36%, and we guarantee that we will not charge more than 0.48%. The mortality and expense risk charge is not assessed against your Policy Value in the Fixed Account. This charge compensates us for the mortality and expense risks that we assume in relation to the Policies. The mortality risk assumed includes the risk that the cost of insurance charges specified in the Policy will be insufficient to meet claims. We also assume a risk that, on the Monthly Deduction Day preceding the death of an Insured, the Death Benefit will exceed the amount on which the cost of insurance charges were based. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the administrative charges set in the Policy.
Cost of Insurance Charge. The cost of insurance is determined monthly. The cost of insurance charge is determined by multiplying the applicable current cost of insurance rate per $1,000 by the net amount risk for each Policy Month. The Net Amount at Risk is (a) - (b), where: (a) is the Death Benefit as of the prior Monthly Deduction Day divided by 1.0032737; and (b) is the Policy Value as of the prior Monthly Deduction Day. The cost of insurance rate is individualized depending on the Insured’s age at issue of the Policy, Policy Year, sex and payment class, thus, the rate differs from year to year. The rates are determined by us, but they will never be more than the guaranteed rates shown in your Policy. Please see the following example.

Example (40-Year Old Non-Smoking Male):
Face Amount	$150,000
Death Benefit Option	1
Policy Value on the Prior Monthly Deduction Day	$30,000
Insured’s Attained Age	40
Corridor Percentage	250%
Death Benefit	$150,000
On the Monthly Deduction Day in this example, the Death Benefit as then computed would be $150,000, because the Face Amount ( $150,000) is greater than the Policy Value multiplied by the applicable corridor percentage ($30,000 × 250% = $75,000). Since the Policy Value on that date is $30,000, the cost of insurance charges per $1000 are applied to the difference in the net amount at risk of $119,510.55(( $150,000/1.0032737) - $30,000).
Assume that the Policy Value in the above example was $70,000. The Death Benefit would then be $175,000( 250% × $70,000), since this is greater than the Face Amount ( $175,000). The cost of insurance rates in this case would be applied to the net amount at risk of $104,428.97 (($175,000/1.0032737) - $70,000).
The Policy Value may vary monthly, based on the investment performance of the Sub-Accounts you have selected, the addition of interest credited to your Fixed Account (if any), the deduction of charges, and any other Policy transaction. Under Policies with an Option 1 Death Benefit, increases in the Policy Value generally decrease the net amount at risk; conversely, decrease in the Policy Value increase the net amount at risk. Since the cost of insurance charge is based on the net amount at risk, your cost of insurance charge probably will be correspondingly different each month. Under Policies with an Option 2 Death Benefit, however, the net amount at risk does not vary with changes in the Policy Value, unless your Policy’s death benefit is determined under a corridor percentage. In that circumstance, increases in the Policy Value increase the net amount at risk. See “Policy Value” on page 14. Accordingly, a change in the Policy Value does not affect your monthly cost of insurance charge, unless it increases your net amount at risk.
We determine the cost of insurance charge separately for the initial Face Amount and each subsequent increase. The cost of insurance charge for increases reflects circumstances, such as the Insured’s age and health status, at the time of the increase. The cost of insurance charge covers our anticipated mortality costs for standard and substandard risks. We determine the current cost of insurance rates, but we guarantee that we will never charge you a cost of insurance rate higher than the guaranteed cost of insurance rates shown in the Policy.
We base the cost of insurance rate on the sex, issue age, Policy Year and premium rating class of the Insured, and on the Face Amount. However, we issue unisex policies in Montana and in connection with Qualified Plans. We charge a lower current cost of insurance

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rate for Policies with a Face Amount of $200,000 or above and further lower the current rate for Policies with a Face Amount of $1,000,000 or above. If an increase in Face Amount of your Policy would raise the total Face Amount above one of these break points, only the amount of the increase above the breakpoint is eligible for a lower current cost of insurance rate. Although we base the current cost of insurance rate on our expectations as to future mortality experience, that rate will never exceed a maximum cost of insurance rate based on the 1980 Commissioners Standard Ordinary (“1980 CSO”) Smoker and Non-Smoker Mortality Table based on the Insured’s sex and age last birthday. Our cost of insurance rates for unisex Policies will never exceed a maximum based on the 1980 CSO Table B assuming a blend of 80% male and 20% female lives.
If we ever charge you a cost of insurance rate during the first five Policy Years that is greater than the rate provided by the rate scale in effect on the Issue Date we will notify you. For 60 days after we mail that notice, you may surrender your Policy without paying any surrender charge.
In those states that do not have a Maturity Date, beginning on the Policy Anniversary following the Insured’s 100th birthday, we waive all cost of insurance charges and monthly policy fees.
Rider Charges. If your Policy includes one or more riders, a charge applicable to each rider you purchased is made from your Policy Value each month. The charge is to compensate us for the anticipated cost of providing these benefits and is specified on the applicable rider. The Rider Charges are summarized in the table on page 10 of this Prospectus. For a description of the optional riders, see “Optional Insurance Benefits” beginning on page 22.
Separate Account Income Taxes. We are not currently deducting or maintaining a provision for taxes. In the future, however, we may establish a provision for taxes if we determine, in our sole discretion, that we will incur a tax from the operation of the Separate Account. We will deduct for any taxes we incur as a result of the operation of the Separate Account, whether or not we previously made a provision for taxes and whether or not it was sufficient.
Portfolio Charges. You indirectly bear the charges and expenses of the Portfolios whose shares are held by the Sub-Accounts to which you allocate your Policy Value. The third table in “Fee Tables” above contains a summary of current estimates of those charges and expenses. These charges and expenses are deducted from the assets of the Portfolios. For more detailed information, please refer to the Prospectuses for the appropriate Portfolios.
We receive compensation from the investment advisors or administrators of some of the Portfolios. Such compensation is consistent with the services we provide or the cost savings resulting from the arrangement and therefore may differ between Portfolios. Such compensation typically is a percentage of the Separate Account assets invested in the relevant Portfolio and generally may range up to 0.25% annually of net assets. We receive Rule 12b-1 fees or service fees directly from some of the Portfolios for providing certain services primarily intended to assist in the account servicing of the Portfolios’ shares held by corresponding Sub-Accounts.
Surrender Charge. If you surrender your Policy, we may subtract a surrender charge from the surrender proceeds. The surrender charge equals the amount shown in the surrender charge table in your Policy, plus any additional surrender charge due to increases in the Face Amount of your Policy. The amount of the surrender charge decreases over time.
Initial Surrender Charge. When we issue your Policy, we determine the initial surrender charge. To determine the initial surrender charge, we multiply the Initial Face Amount of your Policy by a rate per thousand dollars of Face Amount. The applicable rate depends on the Insured’s age at issue, sex and status as a smoker or non-smoker. For example, if the Insured is age 40 when your Policy is issued, the applicable rates per thousand are as follows:

Male Non-Smoker	$19.50
Male Smoker	$23.72
Female Non-Smoker	$17.28
Female Smoker	$19.24
Unisex Non-Smoker	$19.06
Unisex Smoker	$22.82
Accordingly, if the Insured were a male non-smoker age 40 and the Policy’s Face Amount were $150,000, the surrender charge initially would be $2,925.
The rates for each category are greater or lesser according to the age of the Insured when your Policy is issued. The maximum rates are as follows:

Male Non-Smoker	$53.98
Male Smoker	$54.11
Female Non-Smoker	$53.74
Female Smoker	$54.01
Unisex Non-Smoker	$53.72
Unisex Smoker	$54.01

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If you surrender your Policy after fourteen Policy Years have elapsed, we do not charge a surrender charge (unless you have increased the Face Amount of your Policy, as explained below). Before that time, we determine the applicable surrender charge by multiplying the initial surrender charge on your Policy by the appropriate surrender charge percentage for the Policy Year in which the surrender occurs. The applicable surrender charge percentage depends on the Insured’s sex, age when your Policy was issued, and the number of years elapsed since your Policy was issued. For example, the following surrender charge percentage rates would apply if the Insured were 40 years old when your Policy was issued:

POLICY YEAR	Male, Nonsmoker Age 40	Male, Smoker Age 40	Female, Nonsmoker Age 40	Female, Smoker Age 40	Unisex, Nonsmoker Age 40	Unisex, Smoker Age 40
1	100%	100%	100%	100%	100%	100%
2	100%	100%	100%	100%	100%	100%
3	100%	100%	100%	100%	100%	100%
4	100%	100%	100%	100%	100%	100%
5	100%	100%	100%	100%	100%	100%
6	91%	91%	91%	91%	91%	91%
7	82%	82%	82%	82%	82%	82%
8	73%	73%	73%	73%	73%	73%
9	64%	64%	64%	64%	64%	64%
10	55%	55%	55%	55%	55%	55%
11	46%	46%	46%	46%	46%	46%
12	37%	37%	37%	37%	37%	37%
13	28%	28%	28%	28%	28%	28%
14	18%	18%	18%	18%	18%	18%
15	0%	0%	0%	0%	0%	0%
Thus, in the example given above, if the Policy were surrendered during the 10th Policy Year, the surrender charge would equal $1,608.75($2,925 × 55%). A different surrender charge percentage rate might apply if the Insured is older than 40 when the Policy is issued.
Surrender Charge on Increases in Initial Face Amount. If you increase the Initial Face Amount of your Policy, we determine an additional surrender charge amount applicable to the amount of the increase. We determine the initial amount of the additional surrender charge using the same formula and rates used in determining the initial surrender charge, except that we use the Insured’s age and smoking status at the time of the increase, rather than at the time your Policy was issued.
The surrender charge on the increase also decreases over a fourteen Policy Year period, starting from the effective date of the increase. The schedule of surrender charge percentages applicable to the additional surrender charge is based on the Insured’s age at the time of the increase. If you surrender your Policy or make a partial withdrawal, we separately calculate the surrender charge applicable to the Initial Face amount and each increase and add those amounts to determine the total surrender charge.
If you decrease the Face Amount, the applicable surrender charge remains the same.
We include in your Policy a table showing the surrender charge rates and the surrender charge percentages applicable under the Policies. For additional information concerning the rates applicable to you, please consult your agent. In addition, a table of the applicable rates is on file with the SEC as an exhibit to the registration statement for the Policies.
The Premium Expense Charge (in part) and the surrender charge are imposed to cover our actual sales expenses, which include agents’ sales commissions and other sales and distribution expenses. We expect to recover total sales expenses of the Policies over the life of the Policies. However, the Premium Expense Charge and surrender charge paid with respect to a particular Policy may be higher or lower than the distribution expenses we incurred in connection with that Policy. To the extent distribution costs are not recovered by these charges, we may make up any shortfall from the assets of our general account, which includes funds derived from the mortality and expense charge on the Separate Account assets and the other charges imposed under the Policies.
We do not subtract any portion of the then applicable surrender charge from a partial withdrawal. We do, however, subtract a partial withdrawal service fee of $10 from the amount withdrawn, to cover our expenses relating to the partial withdrawal.
Transfer Fee. We currently are not charging a transfer fee. The Policy, however, permits us to charge a transfer fee of $10 on the second and each subsequent transaction in each calendar month in which transfer(s) are effected between Sub-Account(s) and/or the Fixed Account. We will notify you if we begin to charge this fee.
We will deduct the transfer fee from the Policy Value that remains in the Sub-Account(s) or Fixed Account from which we process your transfer. If that amount is insufficient to pay the transfer fee, we will deduct the fee from the transferred amount.

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General Policy Provisions
Beneficiaries. You name the original Beneficiary(ies) and Contingent Beneficiary(ies) in the application for the Policy. You may change the Beneficiary or Contingent Beneficiary at any time, except irrevocable Beneficiaries may not be changed without their consent.
You must request a change of Beneficiary in writing. We provide a form to be completed, signed and filed with us. Your request for a change in Beneficiary or Contingent Beneficiary takes effect upon our filing of a signed and completed form, effective as of the date you signed the form. Until we receive your change instructions, we are entitled to rely on your most recent instructions in our files. Accordingly, we are not liable for making a payment to the person shown in our files as the Beneficiary or treating that person in any other respect as the Beneficiary, even if instructions that we subsequently receive from you seek to change your Beneficiaries effective as of a date before we made the payment or took the action in question.
If you name more than one Beneficiary, we divide the Death Benefit among your Beneficiaries according to your most recent written instructions. If you have not given us written instructions, we pay the Death Benefit in equal shares to the Beneficiaries. If one of the Beneficiaries dies before you, we divide the Death Benefit among the surviving Beneficiaries.
Different rules may apply if your Policy was issued in connection with a Qualified Plan.
Assignment. You may assign your Policy as collateral security, unless it was issued in connection with a Qualified Plan. You must notify us in writing if you assign the Policy. Until we receive notice from you, we are not liable for any action we may take or payments we may make that may be contrary to the terms of your assignment. We are not responsible for the validity of an assignment. Your rights and the rights of the Beneficiary may be affected by an assignment.
Dividends. We do not pay any dividend under the Policies.

About Us
Lincoln Benefit Life Company. Lincoln Benefit Life Company is a stock life insurance company engaged in the business of writing life insurance. Our offices are located at 1221 N Street, Suite 200, Lincoln, NE 68508; however, our mailing address is P.O. Box 660191, Dallas, TX 75266-0191. Please see also “General Information and History” in the SAI.
The Separate Account. Lincoln Benefit Life Variable Life Account is a segregated asset account of Lincoln Benefit. Lincoln Benefit owns the assets of the Separate Account, but we hold them separate from our other assets. To the extent that these assets are attributable to the Policy Value of the Policies offered by this Prospectus, these assets may not be used to pay any liabilities of Lincoln Benefit other than those arising from the Policies. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to the income, gains, losses or any investment experience of Lincoln Benefit’s other assets. Lincoln Benefit is obligated to pay all amounts promised to Policy Owners under the Policies.
The Separate Account is divided into Sub-Accounts. The assets of each Sub-Account are invested in the shares of one of the Portfolios. We do not guarantee the investment performance of the Separate Account, its Sub- Accounts or the Portfolios. Values allocated to the Separate Account rise and fall with the values of shares of the Portfolios and are also reduced by Policy charges. We use the Separate Account to fund the Policies and our other variable universal life insurance policies. We account separately for each type of variable life insurance policy funded by the Separate Account.

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Federal Taxes
Introduction. The following discussion is general and is not intended as tax advice. Lincoln Benefit makes no guarantee regarding the tax treatment of any Policy or transaction involving a Policy. Federal, state, local and other tax consequences of ownership or purchase of a life insurance policy depend upon your circumstances. Our general discussion of the tax treatment of this Policy is based on our understanding of federal income tax laws as they are currently interpreted. A detailed description of all federal income tax consequences regarding the purchase of this Policy cannot be made in the Prospectus. For detailed information, you should consult with a qualified tax advisor familiar with your situation. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a qualified tax advisor.
Taxation of the Company and the Separate Account. Lincoln Benefit is taxed as a life insurance company under Part I of Subchapter L of the Tax Code. The Separate Account is not an entity separate from Lincoln Benefit and its operations form a part of Lincoln Benefit. Therefore, the Separate Account is not taxed separately as a “Regulated Investment Company” under Subchapter M of the Tax Code. Investment income and realized capital gains are automatically applied to increase reserves under the Policies to the extent permitted by federal tax law. Under current federal tax law, Lincoln Benefit believes that the Separate Account investment income and realized net capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Policies. Generally, reserves are amounts that Lincoln Benefit is legally required to accumulate and maintain in order to meet future obligations under the Policies. Lincoln Benefit does not anticipate that it will incur any federal income tax liability attributable to the Separate Account. Therefore, we do not intend to make provisions for any such taxes. If we incur tax associated with a Separate Account, then we may impose a charge against the Separate Account in order to make provisions for any such taxes.
Taxation of Policy Benefits. In order to qualify as a life insurance policy for federal income tax purposes, the policy must meet the definition of a life insurance policy set forth in Section 7702 of the Tax Code. Section 7702 limits the amount of premiums that may be invested in a policy that qualifies as life insurance. The Policy is structured to meet the Section 7702 definition of a life insurance policy. This means that the Death Benefit is generally excluded from the Beneficiary’s gross income under Section 101(a) of the Tax Code and you are generally not taxed on increases in the Policy Value until a distribution occurs.
If the Death Benefit is not received in one sum and is, instead, applied under one of the settlement options, payments generally will be prorated between amounts attributable to the Death Benefit, which will generally be excludable from the Beneficiary’s income, and amounts attributable to earnings on that income (occurring after the Insured’s death), which will be includable in the Beneficiary’s income.
If a Policy fails to qualify as life insurance under Section 7702, the Policy will not provide any of the tax advantages normally provided by life insurance. Lincoln Benefit has the right to amend the Policies to comply with any future changes in the Tax Code, any regulations or rulings under the Tax Code and any other requirements imposed by the Internal Revenue Service.
If you surrender the Policy, you are subject to income tax on the portion of the distribution that exceeds the investment in the contract. The investment in the contract is the gross Premium paid for the Policy minus any amounts previously received from the Policy if such amounts were properly excluded from your gross income. If your Policy is not a Modified Endowment Contract, policy loans are not treated as taxable distributions. Interest paid on a Policy loan is generally not deductible. You are generally taxed on partial withdrawals to the extent the amount distributed exceeds the investment in the contract. In certain situations, partial withdrawals or reduction in benefits during the first fifteen years of the Policy may result in a taxable distribution before the investment in the contract is recovered even if the policy is not a Modified Endowment Contract. Withdrawals and loans from Modified Endowment Contracts are subject to less favorable tax treatment. Loans, if not repaid, and withdrawals reduce the contract’s death benefit and cash value. For an additional discussion of Modified Endowment Contracts, please see “Federal Taxes - Modified Endowment Contracts” on page 33.
If you are Owner and Insured under the Policy, the Death Benefit will be included in your gross estate for federal estate tax purposes. Even if the Insured is not the Owner but retains incidents of ownership in the Policy, the Death Benefit will also be included in the Insured’s gross estate. Examples of incidents of ownership include the right to:

•	change beneficiaries,

•	assign the Policy,

•	revoke an assignment,

•	pledge the Policy, or

•	obtain a Policy loan.
If you are Owner and Insured under the Policy, and you transfer all incidents of ownership in the Policy, the Death Benefit will be included in your gross estate if you die within three years from the date of the ownership transfer. State and local estate and inheritance taxes may also apply. In addition, certain transfers of the Policy or Death Benefit, either during life or at death, to individuals two or more generations below the transferor may be subject to the federal generation skipping transfer tax. This rule also applies if the transfer is to a trust for the benefit of individuals two or more generations below the transferor.

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The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. If you are contemplating the use of a Policy in any of these arrangements, you should consult a qualified tax advisor regarding the tax attributes of the particular arrangement. We no longer sell life insurance contracts to corporate and self-employed tax-qualified retirement pension and profit sharing plans subject to Section 401.
Employer Owned Life Insurance (a.k.a. “COLI”). The Pension Reform Act, enacted in 2006, includes provisions affecting the taxation of Death Benefits paid from policies owned by “Employers.” Although these policies are commonly referred to as Corporate Owned Life Insurance (“COLI”), the term “Employer” includes any person or non-natural entity such as a partnership, LLC, or corporation, which is engaged in a trade or business. The term Employer also includes a person or entity related to the policyholder under the attribution rules of Tax Code sections 267(b) or 707(b)(1), and any person or entity engaged in a trade or business which is under common control with the policyholder.
Generally for contracts issued to employers after August 17, 2008, the portion of the Death Benefit in excess of the premiums or other amounts the employer paid for the policy will be treated as income unless:

•	the insured was an employee within 12 months of death;

•	proceeds are paid to the insured's beneficiary;

•	proceeds are used to buy back any equity interest owned by the insured at the time of death; or

•	the insured was a “highly compensated employee” or “highly compensated individual.”
For purposes of the COLI rules, “highly compensated employees” are:

•	more than 5% owners;

•	directors; and

•	anyone else in the top 35% of employees ranked by pay.
“Highly compensated individuals” are individuals who are:

•	more than 10% owners;

•	one of the five highest paid officers; or

•	among the highest paid 35% of all employees.
The new COLI provision also includes notice and consent requirements, and reporting requirements.
Modified Endowment Contracts. A life insurance policy is treated as a “Modified Endowment Contract” under Section 7702A of the Tax Code if it meets the definition of life insurance in Section 7702, but fails the “seven-pay” test of Section 7702A. The seven-pay test limits the amount of premiums that can be paid into the contract before the Policy will become a Modified Endowment Contract. We will not accept any Premiums that cause the Policy to become a Modified Endowment Contract unless we receive from you a written acknowledgment that the Policy will become a Modified Endowment Contract. An exchange under Section 1035 of the Tax Code of a life insurance policy that is not a Modified Endowment Contract will not cause the new policy to be a Modified Endowment Contract if no additional premiums are paid. An exchange under Section 1035 of the Code of a life insurance policy that is a Modified Endowment Contract for a new life insurance policy will always cause the new policy to be a Modified Endowment Contract.
If your Policy is not issued as a Modified Endowment Contract, it can become a Modified Endowment Contract under certain circumstances. If your Policy is materially changed at any time, your policy must be tested to determine whether it has become a Modified Endowment Contract. A material change includes certain increases in the policy’s death benefit and the addition or increase of certain riders, rate class changes, and certain changes to Death Benefit Options. Your Policy will be treated as though it were a new contract on the day the material change takes effect, a new seven-pay limit will be calculated, and a new seven-pay period will begin. Additionally, if the benefits provided by your Policy are reduced or certain changes to Death Benefit Options occur during the first 7 years of the policy or during a “seven-pay period”, the seven-pay test will be applied as though the policy were initially issued with the reduced benefits. If the cumulative premiums paid into the Policy prior to the reduction in benefits are in excess of the seven-pay limit for the reduced benefit, then your policy will become a Modified Endowment Contract.
If a contract is classified as a Modified Endowment Contract, the Death Benefit will still qualify for the exclusion from gross income, and increases in Policy value are not subject to current taxation unless withdrawn or otherwise accessed. If you receive any amount as a Policy loan (including unpaid interest that is added to the loan balance) from a Modified Endowment Contract, or assign or pledge any part of the value of the Policy, such amount is treated as a distribution. Withdrawals and distributions made from a Modified Endowment Contract before the Insured’s death are treated as taxable income first, then as recovery of the investment in the contract. The taxable portion of any distribution from a Modified Endowment Contract is subject to an additional 10% penalty tax, except as follows:

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•	distributions made on or after the date on which the taxpayer attains age 59½;

•	distributions attributable to the taxpayer’s becoming disabled (within the meaning of Section 72(m)(7) of the Tax Code); or

•
any distribution that is part of a series of substantially equal periodic payments (paid not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his or her beneficiary.

All Modified Endowment Contracts that are issued within any calendar year to the same owner by one company or its affiliates shall be treated as one Modified Endowment Contract in determining the taxable portion of any distributions from any of the contracts required to be aggregated.
Income Tax Withholding. Generally, Lincoln Benefit is is required to withhold federal income tax at a rate of 10% from taxable distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold the required 10% of the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory. Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.
Generally, code Section 1441 provides that Lincoln Benefit, as a withholding agent, must withhold 30% of the taxable amounts paid to a non-resident alien not subject to FATCA. Certain payees may be subject to the Foreign Accounts Tax Compliance Act (FATCA) which would require 30% mandatory withholding for certain entities. Please see your personal tax advisor for additional information regarding FATCA. A non-resident alien is someone other than a U.S. citizen or resident alien. We require an original IRS Form W-8 to certify the owners’ foreign status. Withholding on taxable distributions may be reduced or eliminated if covered by an income tax treaty between the U.S. and the non-resident alien’s country of residence. The U.S. does not have a tax treaty with all countries nor do all tax treaties provide an exclusion or lower withholding rate for taxable life insurance distributions.
Diversification Requirements. For a Policy to qualify as a variable life insurance policy for federal tax purposes, the investments in the Separate Account must be “adequately diversified” consistent with standards under Treasury Department regulations. If the investments in the Separate Account are not adequately diversified, the Policy will not be treated as a variable life insurance policy for federal income tax purposes. As a result, you will be taxed on the excess of the Policy Value over the investment in the contract. Although Lincoln Benefit does not have control over the Portfolios or their investments, we expect the Portfolios to meet the diversification requirements.
Ownership Treatment. The IRS has stated that you will be considered the owner of Separate Account assets if you possess incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of the Separate Account investments may cause a policy owner to be treated as the owner of the Separate Account. The Treasury Department also stated that future guidance would be issued regarding the extent that owners could direct Subaccount investments without being treated as owners of the underlying assets of the Separate Account.
Your rights under the Policy are different than those described by the IRS in private and public rulings in which it found that policy owners were not owners of separate account assets. For example, if your Policy offers more than twenty (20) investment alternatives you have the choice to allocate premiums and policy values among a broader selection of investment alternatives than described in such rulings. You may be able to transfer among investment alternatives more frequently than in such rulings. These differences could result in your being treated as the owner of the Separate Account. If this occurs, income and gain from the Separate Account assets would be includible in your gross income. Lincoln Benefit does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your Policy. We reserve the right to modify the Policy as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Separate Account. However, we make no guarantee that such modification to the Policy will be successful.
Other Tax Considerations. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each Policy owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.
Under certain circumstances, the Tax Code may impose a generation-skipping transfer (“GST”) tax when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Tax Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.
The potential application of these taxes underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

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Reportable Policy Sale. The Tax Cuts and Jobs Act of 2017 included additional reporting requirements for any reportable policy sale occurring after December 31, 2017. A Reportable Policy Sale occurs when a person (buyer) acquires, directly or indirectly, a life insurance contract or any interest in such a contract with no substantial family, business, or financial relationship with the insured. The buyer is required to provide us with information related to the reportable policy sale to ensure proper reporting. The Tax Cuts and Jobs Act of 2017 also modified the transfer for value rules. The potential application of these requirements underscores the importance of seeking guidance from a qualified advisor before entering into a reportable policy sale.
Medicare Tax on Investment Income. Beginning in 2013, the 3.8% Medicare tax on investment income applies to individuals whose income exceeds certain threshold amounts. You should consult a tax advisor about the impact of this tax on distributions from the Policy.

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Distribution
Allstate Distributors, L.L.C. (“ADLLC”), located at 3075 Sanders Road, Northbrook, IL 60062-7127, serves as distributor of the Policies. ADLLC is a wholly owned subsidiary of Allstate Life Insurance Company. ADLLC is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (“FINRA”).
ADLLC does not sell Policies directly to purchasers. ADLLC enters into selling agreements with affiliated and unaffiliated broker-dealers and banks to sell the Policies through their registered representatives. The broker-dealers are registered with the SEC and are FINRA member firms. Their registered representatives are licensed as insurance agents by applicable state insurance authorities and appointed as agents of Lincoln Benefit in order to sell the Policies. Policies also may be sold by representatives or employees of banks that may be acting as broker-dealers without separate registration under the Exchange Act, pursuant to legal and regulatory exceptions.
Lincoln Benefit offered the Policies on a continuous basis until September 13, 2004. The Policies were sold by registered representatives of broker-dealers who were our licensed insurance agents, either individually or through an incorporated insurance agency. Registered representatives may be eligible for a trail commission of 0.70% of Policy Value on Policies that have been in force for at least five years. In addition, certain bonuses and managerial compensation may be paid. We pay all such commissions and incentives.
Commissions payable to sales representatives for the sale of the Policy are calculated based on the total Premium payments. If you purchased a Primary Insured Rider, the commissions will vary depending on the allocation of your coverage between the base Policy and the Primary Insured Rider. The same initial Death Benefit will result in the highest commission when there is no Primary Insured Rider, with the commission declining as the portion of the Death Benefit coverage allocated to the Primary Insured Rider increases. Thus, the lowest commission amount is payable when the maximum Primary Insured Rider is purchased.
To the extent permitted by FINRA rules and other applicable laws and regulations, we may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. We may not offer the arrangements to all broker-dealers and banks and the terms of the arrangement may differ among broker-dealers and banks.
Individual registered representatives, broker-dealers, banks, and branch managers within some broker-dealers and banks participating in one of these compensation arrangements may receive greater compensation for selling the contract than for selling a different contract that is not eligible for the compensation arrangement. While we take the compensation into account when establishing contract charges, any such compensation will be paid by us or ADLLC and will not result in any additional charge to you. Your registered representative can provide you with more information about the compensation arrangements that apply to the sale of the contract.
ADLLC compensates its representatives who act as wholesalers, and their sales management personnel, for Policy sales. This compensation is based on a percentage of premium payments and/or a percentage of Policy values. The underwriting agreement with ADLLC provides that we will reimburse ADLLC for expenses incurred in distributing the Policies, including any liability to Policy Owners arising out of services rendered or Policies issued.
Lincoln Benefit and ADLLC have also entered into wholesaling agreements with certain independent contractors and their broker-dealers. Under these agreements, compensation based on a percentage of premium payments and/or Contract values is paid to the wholesaling broker-dealer for the wholesaling activities of their registered representative.

Legal Proceedings
There are no pending material legal proceedings to which the Separate Account or principal underwriter is a party. Lincoln Benefit is engaged in routine lawsuits, which, in our management’s judgment, are not of material importance to its respective total assets or material with respect to the Separate Account.

Legal Matters
Matters of Nebraska law pertaining to the Policy, including the validity of the Policy and our right to issue the Policy under Nebraska law, have been passed upon by Lamson, Dugan & Murray LLP, Omaha, Nebraska.

Financial Statements
The financial statements of the Separate Account as of December 31, 2017 and for each of the two years in the period ended December 31, 2017, the financial statements and related financial statement schedules of Lincoln Benefit Life Company as of December 31, 2017 and December 31, 2016, for each of the three years in the period ended December 31, 2017, and the accompanying Reports of Independent Registered Public Accounting Firms appear in the Statement of Additional Information.

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Cyber Security Risks
We are at risk for cyber security failures or breaches of our information and processing systems and the systems of our business partners that could have negative impacts on you.   These impacts include, but are not limited to, potential financial losses under your Policy, your inability to conduct transactions under your Policy, our inability to calculate your Policy’s values, and the disclosure of your personal or confidential information. For more information about these cyber security risks, see the SAI.

Glossary of Special Terms
Please refer to this list for the meaning of the following terms:
Accumulation Unit - An accounting unit of measurement, which we use to calculate the value of a Sub-Account.
Age - The Insured’s age at his or her last birthday.
Attained Age - The Insured’s age at the last Policy Anniversary.
Beneficiary(ies) - The person(s) named by you to receive the Death Benefit under the Policy. You name the original Beneficiary(ies) and Contingent Beneficiary(ies) in the application for the Policy. You may change the Beneficiary or Contingent Beneficiary at any time, except irrevocable Beneficiaries may not be changed without their consent
Death Benefit - The amount payable to the Beneficiary under the Policy upon the death of the Insured, before payment of any unpaid Policy Debt or Policy Charges.
Face Amount - The initial amount of insurance under your Policy, adjusted for any changes in accordance with the terms of your Policy.
Fixed Account - The portion of the Policy Value allocated to our general account.
Grace Period - A 61-day period during which the Policy remains in force so as to permit you to pay sufficient additional Premium to keep the Policy from lapsing.
Insured - The person whose life is Insured under the Policy.
Issue Date - The date on which the Policy is issued, which shall be used to determine Policy Anniversaries, Policy Years and Policy Months.
Loan Account - An account established for amounts transferred from the Sub-Accounts and the Fixed Account as security for outstanding Policy loans.
Maturity Date - In states where the Policy has a Maturity Date, it is the Policy Anniversary following the Insured’s 100th birthday. In most states, the Policy does not have a Maturity Date.
Monthly Automatic Payment - A method of paying a Premium each month automatically, for example by bank draft or salary deduction.
Monthly Deduction - The amount deducted from Policy Value on each Monthly Deduction Day for the policy fee, mortality and expense risk charge, cost of insurance charge, and the cost of any benefit riders.
Monthly Deduction Day - The same day in each month as the Issue Date. If a month does not have that day, the deduction will be made as of the last day of the month. The day of the month on which Monthly Deductions are taken from your Policy Value.
Net Death Benefit - The Death Benefit, less any Policy Debt.
Net Investment Factor - The factor we use to determine the change in value of an Accumulation Unit in any Valuation Period. We determine the Net Investment Factor separately for each Sub-Account.
Net Policy Value - The Policy Value, less any Policy Debt.
Net Premium - The Premium less the Premium Tax Charge and the Premium Expense Charge.
Net Surrender Value - The Policy Value less any applicable surrender charges and less any unpaid Policy Debt. The Net Surrender Value must be positive for the Policy to remain in effect, unless the Safety Net Premium feature is in effect.
Policy Anniversary - The same day and month as the Issue Date for each subsequent year the Policy remains in force.
Policy Debt - The sum of all unpaid Policy loans and accrued loan interest.
Policy Month - A one month period beginning on the same day of the month as the issue date of the policy.

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Policy Owner (“You” “Your”) - The person(s) having the rights and privileges of ownership defined in the Policy. The Policy Owner may or may not be the same person as the Insured. If your Policy is issued pursuant to a retirement plan, your ownership privileges may be modified by the plan.
Policy Value - The sum of the values of your interests in the Sub-Accounts of the Separate Account, the Fixed Account and the Loan Account. The amount from which the Monthly Deductions are made and the Death Benefit is determined.
Policy Year - Each twelve-month period beginning on the Issue Date and each Policy Anniversary.
Portfolio(s) - The underlying funds in which the Sub-Accounts invest. Each Portfolio is an investment company registered with the SEC or a separate investment series of a registered investment company.
Premium - Amounts paid to us as premium for the Policy by you or on your behalf.
Qualified Plan - A pension or profit-sharing plan established by a corporation, partnership, sole proprietor or other eligible organization that is qualified for favorable tax treatment under Section 401(a) or 403(b) of the Tax Code.
SAI - Statement of Additional Information, which is available upon request.
Safety Net Premium - A feature under which we guarantee that, regardless of declines in your Policy Value, your Policy does not enter the Grace Period if your total Premiums paid since the Issue Date, less any partial withdrawals and outstanding Policy loans made by you, are at least as great as the monthly Safety Net Premium amount times the number of months since the Issue Date.
Separate Account - The Lincoln Benefit Life Variable Life Account, which is a segregated investment account of Lincoln Benefit.
Sub-Account - A subdivision of the Separate Account, which invests wholly in shares of one of the Portfolios.
Surrender Value - The Policy Value less any applicable surrender charges.
Tax Code, Code - The Internal Revenue Code of 1986, as amended.
Valuation Date - Each day the New York Stock Exchange is open for business. We do not determine Accumulation Unit Value on days on which the New York Stock Exchange is closed for trading.
Valuation Period - The period of time over which we determine the change in the value of the Sub-Accounts in order to price Accumulation Units. Each Valuation Period begins at the close of normal trading on the NYSE, currently 4:00 p.m. Eastern time, on each Valuation Date and ends at the close of the NYSE on the next Valuation Date.
We, Us, Our - Our company, Lincoln Benefit Life Company, sometimes referred to as “Lincoln Benefit.”
You, Your - The person having the rights and privileges of ownership in the Policy.

Where You Can Find More Information
You can call us at 1-800-865-5237 to ask us questions, to request information about the Policy, and to obtain copies of the SAI, personalized illustrations or other documents. You also can write to us at the address given on the first page of this Prospectus.
We have filed a SAI with the SEC. The current SAI is dated May 1, 2018. The SAI contains additional information about the Policy and is incorporated by reference in this Prospectus. You can obtain a free copy of the SAI upon request, by writing us or calling at the number given above. You should read the SAI because you are bound by the terms contained in it.
We file reports and other information with the SEC. You may read and copy any document we file with the SEC, including the SAI, at the SEC’s public reference room in Washington, DC 20549. Please call the SEC at 1-800-SEC-0330 for information on the operation of the public reference room.
Our SEC reports and other information about us are also available to the public at the SEC’s web site at http://www.sec.gov. Copies of any of the information filed with the SEC may be obtained upon payment of a duplicating fee by writing the SEC’s Public Reference Section, 100 F Street NE, Room 1580, Washington, DC 20549-2000.
LINCOLN BENEFIT LIFE COMPANY
through its Lincoln Benefit Life Variable Life Account
1940 Act File No. 811-9154
1933 Act File No. 333-47717

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LBL3044-18

Consultant Variable Universal Life Prospectus

Flexible Premium Variable Universal Life Insurance Policies

Issued by:
Lincoln Benefit Life Company

In connection with:
Lincoln Benefit Life Variable Life Account

Street Address:
1221 N Street, Suite 200
Lincoln, NE 68508

Mailing Address:
Lincoln Benefit Life Company
Policyholder Services
P.O. Box 1538
Jacksonville, IL 62651-1538

Telephone Number: 1-844-768-6780
Fax Number: 1-844-768-6772

This Prospectus describes information you should know before you purchase the Consultant Flexible Premium Variable Universal Life Insurance Policy. Please read it carefully and retain it for your records.
This Policy is designed to provide both life insurance protection and flexibility in connection with Premium payments and Death Benefits. Subject to certain restrictions, you may vary the frequency and amount of Premium payments and increase or decrease the level of life insurance benefits payable under the Policy.
Effective September 13, 2004, this product is no longer being offered for sale.
NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
The date of this Prospectus is May 1, 2018

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THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. LINCOLN BENEFIT LIFE COMPANY DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS.
Capitalized terms used in this prospectus are defined where first used or in the Glossary beginning on page 36 of this prospectus.

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Summary
Description of the Policy and Policy Benefits
1. What is a Flexible Premium Variable Universal Life Insurance Policy?
Your Policy is designed to be flexible to meet your specific life insurance needs. Your Policy has a Death Benefit, Policy Value (both terms defined below) and other features of life insurance providing fixed benefits. Your Policy is a “flexible premium” policy because you have a great amount of flexibility in determining when and how much Premium you want to pay. Your Policy is a “variable” policy because the Death Benefit and Policy Value vary according to the investment performance of the Sub-Accounts to which you have allocated your Premiums. The Policy provides you with an opportunity to take advantage of any increase in your Policy Value but you also bear the risk of any decrease.
2. What are the Premiums for this Policy?
You have considerable flexibility as to the timing and amount of your Premiums. You have a required first year Premium for your Policy, which is based on your Policy’s Face Amount and the Insured’s age, sex and risk class. You do not have to pay the required Premium after the first Policy Year. However, to take advantage of the Safety Net Premium feature (discussed below), you must pay the cumulative Safety Net Premiums due. Otherwise, you may pay any level of Premium, as long as the Premium would not cause your Policy to lose its status as a life insurance contract under the Tax Code. For more information, please see “Purchase of Policy and Premiums” on page 11 and “Federal Taxes” beginning on page 31.
You also may establish a planned periodic Premium. You are not required to pay the planned periodic Premium and we will not terminate your Policy merely because you did not.
If you pay more Premium than permitted under section 7702A of the Tax Code, your Policy would be classified as a modified endowment contract, which would affect the federal income tax treatment of loans and withdrawals. For more information, see “Federal Taxes - Modified Endowment Contracts” on page 32.
3. What is the Safety Net Premium Feature?
Unless otherwise required by your state, we agree to keep the Policy (including any riders) in force for a specified period, regardless of the investment performance of the Sub-Accounts, as long as your total Premiums paid (as reduced to reflect withdrawals and Policy Debt) at least equals the cumulative Safety Net Premium amount shown in your Policy. If the Insured is age 70 or less at the Issue Date, the specified period is the first ten Policy Years. Otherwise, it runs from the Issue Date until the next Policy Anniversary after the Insured’s 80th birthday. In some states, the Safety Net Premium Period is less than ten years as required by law. For additional discussion, see “Purchase of Policy and Premiums - Safety Net Premium” on page 12.
If at any time your total Premiums, less partial withdrawals and Policy Debt, are less than the product of the monthly Safety Net Premium times the number of Policy Months since the Issue Date, we will let you know and you will have 61 days to satisfy the shortfall. If you do not, the Safety Net Premium guarantee will end and cannot be reinstated. When the Safety Net Premium is not in effect, your Policy remains in force as long as the Net Surrender Value is large enough to pay the charges on your Policy as they come due and, in some states, you have not reached the Maturity Date. For more detail please see “Lapse and Reinstatement” on page 25.
4. How is my Policy Value Determined?
Your Premiums are invested in one or more of the Sub- Accounts or allocated to the Fixed Account, as you instruct us. Your Policy Value is the sum of the values of your interests in the Sub-Accounts of the Separate Account, plus the values in the Fixed Account and the Loan Account. Your Policy Value depends on the investment performance of the Sub-Accounts and the amount of interest we credit to the Fixed Account, as well as the Net Premiums paid, partial withdrawals, and charges assessed. We have summarized the charges imposed under the Policy in “Fee Tables” and described them in more detail in “Charges and Deductions” on page 26. For additional discussion of your Policy Value, please see “Policy Value” on page 13.
5. What are the Investment Choices for this Policy?
The Policy currently offers multiple investment options, each of which is a Sub-Account. You may invest in up to twenty-one (21) Sub-Accounts or twenty (20) Sub-Accounts plus the Fixed Account. Each Sub-Account invests in a single Portfolio. See “Investment and Fixed Account Options - The Sub-Accounts and the Portfolios” on page 16 for a listing of the Sub-Accounts currently available under the Policy. We also offer a Fixed Account option. You may transfer money among your investment choices, subject to restrictions. Please see “Risks of the Policy” on page 6 and “Transfers - Trading Limitations” on page 15.
6. How are my Premiums Allocated?
Before your Premiums are allocated to the Policy Value, we deduct a Premium Tax Charge of 2.5% of each Premium and a Premium Expense Charge of 3.5% of each Premium for the first ten Policy Years, and 1.5% thereafter. For more detail, see “Charges and Deductions” on page 26. The amount remaining after the deduction of the Premium Tax Charge and the Premium Expense Charge is called the Net Premium.

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When you apply for the Policy, you specify in your application how to allocate your Net Premiums. You may change your allocations at any time by notifying us in writing at the address on the first page of this Prospectus. See “Purchase of Policy and Premiums - Allocation of Premiums” on page 12.
Generally, we allocate your initial Premiums to the Sub-Accounts and the Fixed Account when we have received your Premium and underwriting approval. We reserve the right, however, to delay the allocation of your initial Premium to the Sub-Accounts as described in “Purchase of Policy and Premiums - Allocation of Premiums” on page 12. Furthermore, if outstanding requirements prevent us from placing your Policy in force, your Premiums are not allocated until you satisfy those requirements.
We generally allocate your other Premiums to the Sub-Accounts and the Fixed Account as of the date we receive your Premiums in our home office. However, we reserve the right to delay the allocation of any Premium that requires underwriting.
7. May I Transfer Policy Value Among the Sub-Accounts and the Fixed Account?
You may transfer Policy Value among the Sub-Accounts and the Fixed Account by writing to or calling us at 1-844-768-6780. While you also may transfer amounts from the Fixed Account, certain restrictions may apply. While we currently are waiving the transfer fee, we reserve the right under your Policy to charge a transfer fee on certain transfers. See “Transfers” on page 13.
In addition, you may use our automatic Dollar Cost Averaging Program or our Portfolio Rebalancing Program, though you may not use both at the same time. For additional information, please see “Transfers - Dollar Cost Averaging” on page 14.
8. What are the Death Benefit Options?
While your Policy is in force, we will pay a Death Benefit to the Beneficiary upon the death of the Insured. The Policy provides for two Death Benefit options you may choose between while the Insured is alive. Under Option 1, the Death Benefit is equal to the greater of your Policy’s Face Amount or the Policy Value multiplied by a specified percentage. Under Option 2, the Death Benefit is equal to the greater of your Policy’s Face Amount plus the Policy Value on the Insured’s date of death or the Policy Value multiplied by a specified percentage. Decreases in the Policy Value never cause the Death Benefit to be less than the Face Amount. Before we pay the Death Benefit to the Beneficiary, however, we subtract an amount sufficient to repay any outstanding Policy Debt and to pay any due and unpaid charge. For additional information, please see “Policy Loans” on page 22 and “Death Benefits and Optional Insurance Benefits” on page 20.
9. How is the Death Benefit paid?
While the Policy is in force and when the Insured dies, we pay a Death Benefit to your Beneficiary. You or your Beneficiary may choose to receive the proceeds of the Policy in the form of one sum payment or over a period under an optional payment plan. The Death Benefit proceeds are reduced by any amount you owe us, such as outstanding loans, loan interest or unpaid charges. The proceeds may be increased if, for example, you have added a rider that provides an additional benefit. We determine the amount of the Death Benefit proceeds as of the end of the Valuation Period during which the Insured dies. We usually pay the Death Benefit proceeds within seven days after we have received due proof of death and all other requirements we deem necessary have been satisfied.
10. Can I Increase or Decrease my Policy’s Face Amount?
Yes, you have considerable flexibility to increase or decrease your Policy’s Face Amount. You may request an increase and/or a decrease after the first Policy Year by sending a written request to us. Your requested increase must be at least $10,000. If you request an increase, you must provide evidence of insurability to us that meets our standards. An increase in the Face Amount increases the charges deducted from your Policy Value. You may not decrease the Face Amount of your Policy below $50,000. We do not permit a Face Amount change if the Policy is in the Grace Period. For more detail, see “Death Benefits and Optional Insurance Benefits - Change to Face Amount” on page 21. In addition, modifying your Policy’s Face Amount might have tax ramifications. For an additional discussion, please see “Federal Taxes” on page 31.
11. Do I have Access to the Value of my Policy?
Yes. You may surrender your policy at any time before the Maturity Date for its Net Surrender Value. Upon surrender, life insurance coverage under your Policy ends. We may subtract a surrender charge from your surrender proceeds during the first fourteen Policy Years and the first fourteen years following an increase to the Face Amount. For more information concerning the calculation of surrender charges, see “Charges and Deductions - Surrender Charge” on page 27.
You also may withdraw part of your Policy Value through a partial withdrawal, which must equal at least $500. In addition, the maximum partial withdrawal amount may not reduce the Face Amount below $50,000. For more detail, see “Surrenders and Withdrawals” on page 24.
Surrenders and withdrawals may have tax consequences. For an additional discussion, please see “Risks of the Policy” on page 6 and “Federal Taxes - Taxation of Policy Benefits” on page 31.

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12. May I Take out a Policy Loan?
You may borrow money from us using your Policy as security for the loan. The maximum loan amount is equal to 90% of the Surrender Value. Other restrictions may apply if your Policy is issued in connection with a Qualified Plan. For more detail, see “Policy Loans” on page 22. For a discussion regarding the possible tax consequences of loans, see “Federal Taxes” on page 31.
13. Can I Exchange my Policy?
During the first 24 months after your Policy is issued, or the first two years after an increase in the Face Amount, if your Policy remains in force, you may exchange or amend your Policy to convert it to a non-variable universal life insurance policy without submitting proof of insurability. We will accomplish the conversion by transferring all of your Policy Value to the Fixed Account and ending your right under the Policy to allocate Policy Value to the Sub-Accounts. Charges under the amended Policy will be based on the same risk classification as the Policy. We will not charge you for this conversion.
14. Can I Cancel my Policy?
You may cancel your Policy by returning it to us within 10 days after you receive it, or after whatever longer period may be permitted by the laws of the state in which you reside. We refund the Policy Value as of the date we receive your returned Policy, plus any charges previously deducted, unless your state requires a refund of Premium. Your Policy contains specific information about your free-look rights in your state. For more information, see “Cancellation and Conversion Rights - Free-Look Period,” on page 25.
Risks of the Policy
1. Is my Policy Value Guaranteed?
Your Policy Value is not guaranteed. However, the payment of the Death Benefit may be guaranteed under the Safety Net Premium feature. The value of your Policy fluctuates with the performance of the investment options you choose. Your investment options may not perform to your expectations. Your Policy Values in the Sub-Accounts may rise or fall depending on the performance of the Portfolios in which the Sub-Accounts invest and the charges under your Policy. For more detail, please see “The Portfolios and Associated Risks” on page 7 and “Investment and Fixed Account Options” on page 16. In addition, a guarantee with respect to interest rate applies only to the Fixed Account investment option.
2. Is this Policy Suitable for Short-Term Savings?
No, you should not purchase the Policy if you may need to access the Policy Value within a short time. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose, you should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered.
3. Can my Policy Lapse?
Your Policy could terminate if the value of your Policy becomes too low to support the Policy’s monthly charges and the Safety Net Premium feature is not in effect. If this occurs, we notify you in writing. You will then have a 61-day Grace Period to pay additional amounts to prevent your Policy from terminating. See “Lapse and Reinstatement” on page 25. If you have any outstanding Policy Loans when your Policy lapses, you may have taxable income as a result. See “Federal Taxes” on page 31.
4. Are There Risks Involved with Specialized Uses of the Policy?
Because the Policy provides for an accumulation of Policy Values as well as Death Benefit, you may wish to use it for various individual and business planning purposes. Purchasing the Policy in part for such purposes may involve certain risks. For example, if the investment performance of the Sub-Accounts is poorer than expected or if sufficient Premiums are not paid, the Policy may lapse or may not accumulate sufficient Policy Value to fund the purpose for which you purchased the Policy. Withdrawals and Policy Loans may significantly affect current and future Policy Value, Surrender Value or Death Benefit proceeds. The Policy is designed to provide benefits on a long-term basis. Before purchasing a Policy for a specialized purpose, you should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered. In addition, using a Policy for a specialized purpose may have tax consequences. See “Federal Taxes” on page 31.
5. What are the Limitations on Withdrawal?
After the first Policy Year, withdrawals are permitted. As noted above, the minimum withdrawal amount permitted is $500, and maximum partial withdrawal amount may not reduce the Face Amount below $50,000. While the surrender charge does not apply to partial withdrawals, we impose a $10 service fee per withdrawal. Please note that withdrawals reduce your Policy’s Death Benefit. See “Partial Withdrawals” on page 24. In addition, withdrawals may have tax consequences. See “Federal Taxes” on page 31.
6. What are the Limitations on Transfer?
We reserve the right to limit the size of transfers and remaining balances, and to limit the number and frequency of transfers among your investment options and the Fixed Account. In addition, while we currently are not charging a transfer fee, the Policy gives us the right to impose a transfer fee of up to $10 in certain circumstances. We reserve the right to limit transfers in any Policy Year, or to refuse any transfer request for a Policy Owner or certain Policy Owners. For example, we reserve the right to limit excessive trading

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and transfers that would disadvantage Policy Owners or have a detrimental effect on Accumulation Unit Values or the share price of any Portfolio. See “Transfers - Trading Limitations” on page 15.
7. What are the Limitations or Charges on Surrender of the Policy?
You may surrender your Policy at any time. We deduct a surrender charge from the surrender proceeds. The surrender charge is calculated as described in “Charges and Deductions - Surrender Charge” on page 27. While the amount of the surrender charge decreases over time, it may be a substantial portion or even exceed your Policy Value. In addition, the surrender of your Policy may have tax consequences. See “Federal Taxes” on page 31.
8. What are the Risks of Taking a Policy Loan?
Taking a loan from your Policy may increase the risk that your Policy will lapse, will have a permanent effect on your Policy Value and will reduce the Death Proceeds. In addition, if your Policy is a modified endowment contract for tax purposes, taking a Policy Loan may have tax consequences. See “Federal Taxes - Modified Endowment Contracts” on page 32.
9. What are the Tax Consequences of Buying this Policy?
Your Policy is structured to meet the definition of a life insurance contract under the Tax Code. We may need to limit the amount of Premiums you pay under the Policy to ensure that your Policy continues to meet that definition.
Current federal tax law generally excludes all Death Benefits from the gross income of the beneficiary of a life insurance policy. In addition, you generally are not subject to taxation on any increase in the Policy Value until it is withdrawn. Generally, you are taxed on surrender proceeds and the proceeds of any partial withdrawals only if those amounts, when added to all previous distributions, exceed the total Premiums paid. Amounts received upon surrender or withdrawal in excess of Premiums paid are treated as ordinary income.
Special rules govern the tax treatment of life insurance policies that meet the federal definition of a modified endowment contract. Depending on the amount and timing of your Premiums, your Policy may meet that definition. Under current tax law, Death Benefit payments under modified endowment contracts, like Death Benefit payments under other life insurance contracts, generally are excluded from the gross income of the beneficiary. Withdrawals and policy loans, however, are treated differently. Amounts withdrawn and policy loans are treated first as income, to the extent of any gain, and then as a return of Premium. The income portion of the distribution is includible in your taxable income. In addition, an additional 10% federal penalty tax is generally imposed on the taxable portion of amounts received before age 59½. We will not accept any Premium that would cause the Policy not to qualify as a life insurance contract under the Tax Code. For more information on the tax treatment of the Policy, see “Federal Taxes” on page 31.
The death benefit of life insurance policies that were transferred for value may be subject to ordinary income taxes. Estate taxes may apply. Consult your tax advisor for additional information.
The Portfolios And Associated Risks
1. What is a Portfolio?
Each of the Sub-Accounts invests in the shares of one of the Portfolios. Each Portfolio is either an open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”) or a separate investment series of an open-end management investment company. Each Portfolio holds its assets separate from the assets of the other Portfolios, and each Portfolio has its own distinct investment objective and policies, which are described in the Prospectuses for the Portfolios. Each Portfolio operates as a separate investment fund, and the income, gains and losses of one Portfolio generally have no effect on the investment performance of any other. Under the Policy, the Sub-Accounts currently invest in the Portfolios set forth in this Prospectus. Some of the Sub-Accounts described in this Prospectus may not be available under your Policy. For an additional discussion of the Portfolios, please see “Investment and Fixed Account Options - The Sub-Accounts and the Portfolios” on page 16.
2. What are the Risks of the Portfolios?
We do not promise that the Portfolios will meet their investment objectives. Amounts you have allocated to Sub-Accounts may grow in value, decline in value or grow less than you expect, depending on the investment performance of the Portfolios in which those Sub-Accounts invest. You bear the investment risk that those Portfolios possibly will not meet their investment objectives. A description of each Portfolio’s investment policies and a comprehensive statement of each Portfolio’s risks may be found in its Prospectus. For additional information, please see “Investment and Fixed Account Options - The Sub-Accounts and the Portfolios” on page 16.
3. How can I Learn More about the Portfolios?
You should read the Portfolios’ current Prospectuses for detailed information concerning their investment objectives and strategies, and their investment risks. You should read the Portfolios’ Prospectuses before allocating amounts to the Sub-Accounts. If you do not have a Prospectus for a Portfolio, please contact us at the number listed on the first page of this Prospectus and we will send you a copy.

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Fee Tables
The following tables describe the fees and expenses that you pay when buying, owning and surrendering the Policy. The first table describes the maximum fees and expenses that you pay at the time that you buy or surrender the Policy or transfer cash value between investment options.

TRANSACTION FEES

Charge	When Charge is Deducted	Amount Deducted
Premium Tax Charge	When you pay a Premium.	2.5% of the Premium amount.
Premium Expense Charge	When you pay a Premium.	Policy Years 1-10: 3.5% of the Premium amount. Policy Years 11+: 1.5% of the Premium amount.
Surrender Charge (per $1000 of Face Amount) (1)	When you surrender your Policy during the first 14 Policy Years.
Minimum and Maximum Initial Surrender Charge:		Minimum: $4.72 per $1000. Maximum: $54.01 per $1000
Initial Surrender Charge for 40 year old male nonsmoker, $150,000 Face Amount		$19.50 per $1000.
Transfer Fee (2)	Each transfer after the first in each calendar month.	$10.00 maximum; $0 current
Partial Withdrawal Service Fee	When you make a withdrawal.	$10.00 per withdrawal
Net Loan Interest Rate (3)(4)	When you have a Policy Loan	Net Interest Rate on Standard Loans 2% Net Interest Rate on Preferred Loans 0%

1)
The initial amount of the surrender charge generally equals the Initial Face Amount of your Policy multiplied by the applicable rate per thousand dollars of Face Amount. The applicable rate depends on the Insured’s age at issue, sex and status as a smoker. An additional surrender charge applies to Face Amount increases. The surrender charge shown in the table above may not be representative of the charge you would pay. For more information about the surrender charge that would apply to your Policy, please contact us at the address or telephone number shown on the first page of this Prospectus or contact your agent.

2)	Currently, we are waiving this fee.

3)
The net loan interest rate represents the difference between the interest rate we charge on the loan and the interest rate that is credited to the loan amount once it is moved to the Loan Account. We are currently crediting 4% to the amount allocated to the Loan Account. For more information, see “Policy Loans” on page 22.

4)	Upon expiration of the initial surrender charge period, all new and existing loans will be treated as preferred loans.

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The table below describes the fees and expenses that you pay periodically during the time that you own the Policy, not including the Portfolio fees and expenses. Each of these fees is calculated monthly and deducted from your Policy Value as part of the Monthly Deduction.

PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES

Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance Charge (per $1000 Net Amount at Risk) (1)	Monthly
Minimum and Maximum COI Charge:		Guaranteed: Minimum: $0.06 per $1000. Maximum: $83.33 per $1000.	Current: Minimum: $0.02 per $1000. Maximum: $33.68 per $1000
Minimum & Maximum COI Charge for a 40 year old Male nonsmoker, $150,000 Face Amount		Guaranteed: Minimum: $0.20 per $1000. Maximum: $83.33 per $1000.	Current: Minimum: $0.1225 per $1000. Maximum: $22.06 per $1000.
Policy Fee	Monthly	$7.50
Mortality and Expense Risk Charge (as a percentage of total monthly Subaccount Value) (2)	Monthly	Guaranteed Annual Rate: Policy Years 1-14: 0.72% Policy Years 15+: 0.48%	Current Annual Rate: Policy Years 1-14: 0.72% Policy Years 15+: 0.36%

1)
The cost of insurance charge varies based on individual characteristics such as the age, Policy Year, underwriting class, Face Amount and sex of the Insured. The cost of insurance increases as the insured ages. We determine the current cost of insurance rates, but we guarantee that we will never charge you a higher cost of insurance rate than the guaranteed rate shown in your Policy. We calculate a separate cost of insurance charge for any increase in the Face Amount based on the Insured’s circumstances at the time of the increase. For more information about the calculation of the cost of insurance charges, see “Charges and Deductions” on page 26.

The cost of insurance charge shown in the table above may not be representative of the charge you would pay. For more information about the cost of insurance charge that would apply to your Policy, please contact us at the address or telephone number shown on the first page of this Prospectus or contact your agent.

2)	The monthly mortality and expense risk charge is 0.06% for the first 14 Policy Years and is currently 0.03%, guaranteed not to exceed 0.04%, thereafter.
We currently do not deduct a separate charge against the Separate Account for income taxes. In the future, however, we may impose such a charge if in our sole discretion we determine that we will incur a tax from the operation of the Separate Account.

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OPTIONAL BENEFIT CHARGES
The charges for the riders you select are deducted monthly from your Policy Value as part of the Monthly Deduction. All riders may not be currently available, and also are subject to state availability. You may not be eligible for all optional Riders shown below. The benefits provided under each rider are summarized in “Optional Insurance Benefits” beginning on page 21 below:

Optional Benefit	When Charge is Deducted	Amount Deducted
Children’s Level Term Rider (per $5,000 unit of coverage	Monthly	$2.50 per unit
Accidental Death Benefit Rider (per $1,000 of benefit amount) (1)	Monthly
Minimum and Maximum COI Charge:		Minimum COI: $0.08 per $1,000 Maximum COI: $0.13 per $1,000
COI Charge for a 40 year old Male nonsmoker, $150,000 Face Amount		COI: $0.10 per $1,000
Continuation of Premium Rider (per $100 of benefit amount) (2)	Monthly
Minimum and Maximum COI Charge:		Minimum COI: $0.23 per $100 Maximum COI: $1.54 per $100
COI Charge for a 40 year old Male nonsmoker, $150,000 Face Amount		COI: $0.41 per $100
Additional Insured Rider (per $1000 of benefit amount) (3)	Monthly
Minimum and Maximum COI Charge:		Guaranteed: Minimum COI: $0.06 per $1,000 Maximum COI: $83.33 per $1,000 Current: Minimum COI: $0.02 per $1,000 Maximum COI: $33.68 per $1,000
Minimum & Maximum COI Charge for a 40 year old Male nonsmoker, $150,000 Face Amount		Guaranteed: Minimum COI: $0.2 per $1,000 Maximum COI: $83.33 per $1,000 Current: Minimum COI: $0.1 per $1,000 Maximum COI: $22.06 per $1,000
Primary Insured Term Insurance Benefit Rider (4) (per $1,000 of benefit amount)	Monthly
Minimum and Maximum COI Charge:		Guaranteed: Minimum COI: $0.06 per $1,000 Maximum COI: $83.33 per $1,000 Current: Minimum COI: $0.02 per $1,000 Maximum COI: $25.26 per $1,000
Minimum & Maximum COI Charge for a 40 year old Male nonsmoker, $150,000 Face Amount		Guaranteed: Minimum COI: $0.2 per $1,000 Maximum COI: $83.33 per $1,000 Current: Minimum COI: $0.05 per $1,000 Maximum COI: $17.03 per $1,000
Accelerated Death Benefit Rider, Terminal Illness (5)	N/A	N/A

1)
The applicable charge depends on the Insured’s age when the Rider is added to your Policy. The charge shown in the table above may not be representative of the charge you would pay. For more information about the charge that would apply to your Rider, please contact us at the address or telephone number shown on the first page of this Prospectus, or contact your agent.

2)
The applicable charge depends on the Insured’s sex and age when the Rider is added to your Policy. The charge shown in the table above may not be representative of the charge you would pay. For more information about the charge that would apply to your Rider, please contact us at the address or telephone number shown on the first page of this Prospectus, or contact your agent.

3)
The applicable charge depends on the Additional Insured’s age, sex and underwriting status when the Rider is added to your Policy. This Rider no longer may be added to your Policy. The charge shown in the table above may not be representative of the charge you would pay. For more information about the charge that applies to your Rider, please contact us at the address or telephone number shown on the first page of this Prospectus, or contact your agent.

4)
The applicable charge depends on the Insured’s age at issue, sex and underwriting status. The charge shown in the table above may not be representative of the charge you would pay. For more information about the charge that would apply to your Rider, please contact us at the address or telephone number shown on the first page of this Prospectus, or contact your agent.

5)	There is no additional cost for these Riders. The Accelerated Death Benefit Rider, Terminal Illness may be added to your Policy at any time.

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The table below shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Policy. Advisors and/or other service providers of certain Portfolios may have agreed to waive their fees and/or reimburse Portfolio expenses in order to keep the Portfolios’ expenses below specified limits. The range of expenses shown in this table does not show the effect of any such fee waiver or expense reimbursement. More detail concerning each Portfolio’s fees and expenses appears in the prospectus for each Portfolio.
Portfolio Total Annual Operating Expenses

	Minimum	Maximum
Total Annual Operating Expenses (1) (expenses that are deducted from Portfolio assets, which may include management fees, distribution and/or service (12b-1) fees, and other expenses)	0.10%	1.25%

1)	Expenses are shown as a percentage of Portfolio average daily net assets (before any waiver or reimbursement) as of December 31, 2017.

Purchase of Policy and Premiums
Application for a Policy. You may apply to purchase a Policy by submitting a written application to us at our home office. We generally do not issue Policies to insure people who are older than age 80. The minimum Face Amount for a Policy is $100,000. Before we issue a Policy, we require you to submit evidence of insurability satisfactory to us. Acceptance of your application is subject to our underwriting rules. We reserve the right to reject your application for any lawful reason. If we do not issue a Policy to you, we return your Premium to you. We reserve the right to change the terms or conditions of your Policy to comply with changes in the applicable law. We have described some of the variations from the information appearing in this Prospectus due to individual state requirements in the SAI or in endorsements to the Policy, as appropriate.
In certain states, the Policy may be offered as a group policy with individual ownership represented by Certificates. The discussion of Policies in this Prospectus applies equally to Certificates under group Policies unless the context specifies otherwise.
We issue your Policy when we have determined that your application meets our underwriting requirements. We apply our customary underwriting standards to the proposed Insured. If on the Issue Date there are outstanding requirements that prevent us from placing your Policy in force, we will allocate your Premium when all requirements have been met. An example of an outstanding requirement is an amendment to your application that requires your signature. We commence coverage of the Insured under the Policy, on the later of: (i) the Issue Date, (ii) the date that we receive your first Premium, or (iii) the date that all requirements have been met.
If you pay a Premium with your application and your requested Face Amount is less than $500,000, we provide the Insured with temporary conditional insurance only if you meet all of the terms of a conditional receipt. The temporary conditional insurance provides coverage during the underwriting of your application but only if you are ultimately approved for coverage on the same basis as the risk classification and Face Amount of coverage for which you applied. This temporary conditional coverage starts when you complete your application and pay the first Premium, unless a medical exam or lab test results are required. In that event, temporary conditional coverage starts when all medical exams and lab tests have been completed. The Issue Date determines Monthly Deduction Days, Policy Months, and Policy Years.
Premium Payments. During the first Policy Year, you must pay an amount at least equal to the required Premium shown in your Policy. We send you a reminder notice if you pay annually, semi-annually or quarterly. You may also make a Monthly Automatic Payment.
After the first Policy Year, you may pay additional Premium at any time, and in any amount, as long as your Premium would not cause your Policy to lose its status as a life insurance contract under the Tax Code, as explained in “Federal Taxes” beginning on page 31. Premiums must be sent to us at our address on the first page. Unless you request otherwise in writing, we treat all payments received while a Policy loan exists as new Premium.
Your Policy also shows a planned periodic Premium amount; however, you are not required to pay the planned periodic Premiums. You set the planned periodic Premium when you purchase your Policy. Your Policy will not lapse because you did not pay a planned periodic Premium.
Even if you pay all of the planned periodic Premiums, however, your Policy nevertheless may enter the Grace Period and thereafter lapse if you have not paid the required Safety Net Premium amount and the Net Surrender Value is no longer enough to pay the Monthly Deductions. Please see the “Safety Net Premium” discussion just below. Yet, paying planned periodic Premiums will generally provide greater benefits than if a lower amount of Premium is paid. Paying planned periodic Premiums can also help to keep your Policy in force if your planned Premium payments are at least as great as the Safety Net Premium amount.
Premium Limits. Before we accept any Premium that would require an increase in the net amount at risk under the Policy, you first must provide us with evidence of insurability. The Tax Code imposes limits on the amount of Premium that can be contributed under a life insurance contract. If you exceed this limit, your Policy would lose its favorable federal income tax treatment under the Tax

11 PROSPECTUS

Code. Accordingly, we will not accept any Premium that would cause your Policy to exceed this limit, unless you increase the Face Amount of your Policy appropriately. To obtain this increase, you must submit a written request to us and provide evidence of insurability meeting our then current underwriting standards. Otherwise, we will only accept the portion of your Premium that would cause your total Premiums to equal the maximum permitted amount and we will return the excess to you. In addition, we will not accept any additional Premium from you until we can do so without exceeding the limit set by the Tax Code.
Paying too much Premium also could cause your Policy to be treated as a “modified endowment contract” for federal income tax purposes. See “Modified Endowment Contracts” at page 32 below for more information.
Safety Net Premium. The Safety Net Premium feature can enable you to keep your Policy (including any riders) in force during a specified period regardless of changes in the Policy Value. If the Insured is age 70 or under at the Issue Date, the specified period is the first ten Policy Years. Otherwise, the specified period runs until the Policy Anniversary after the Insured’s 80th birthday. In some states, the Safety Net Premium period of ten years is not permitted by law. Please check with your local representative on the Safety Net period approved in your state.
Ordinarily, your Policy enters the Grace Period and may lapse if the Net Surrender Value is not sufficient to pay a Monthly Deduction when it is due. For additional discussion of lapse, please see “Lapse and Reinstatement” on page 25. Under the Safety Net Premium feature, however, we guarantee that, regardless of declines in your Policy Value, your Policy will not enter the Grace Period if your total Premiums paid since the Issue Date, less any partial withdrawals and outstanding Policy Loans, are greater than the monthly Safety Net Premium amount times the number of months since the Issue Date.
During the first Policy Year, the Safety Net Premium amount equals the required Premium. As a result, if you pay your required Premium on a timely basis, the Safety Net Premium feature remains in effect. Because the Safety Net Premium feature covers optional Riders, adding optional Riders to your Policy increases your Safety Net Premium amount.
If at any time your total Premiums, less partial withdrawals and Policy Debt, are less than the product of the monthly Safety Net Premium times the number of Policy Months since the Issue Date, we will let you know and you will have 61 days to satisfy the shortfall. If you do not, the Safety Net Premium guarantee will end. Once the Safety Net Premium guarantee terminates, you cannot reinstate it and your Policy stays in force only as long as the Net Surrender Value is sufficient to pay the Monthly Deductions. For more detail about the circumstances in which the Policy will lapse, see “Lapse and Reinstatement” on page 25.
Modified Endowment Contracts. Under certain circumstances, a Policy could be classified as a “modified endowment contract,” which is a category of life insurance contract defined in the Tax Code. If your Policy were to become a modified endowment contract, distributions and loans from the Policy could result in current taxable income for you, as well as other adverse tax consequences. These tax consequences are described in more detail in “Federal Taxes - Modified Endowment Contracts.”
Your Policy could be a Modified Endowment Contract if, among other things, you pay too much Premium or if the Death Benefit is reduced. We monitor the status of your Policy and advise you if you need to take action to prevent the Policy from becoming a modified endowment contract. If you pay a Premium that would result in this classification, we notify you and allow you to request a refund of the excess Premium, or other action, to avoid having your Policy become a modified endowment contract. If, however, you choose to have your Policy become a modified endowment contract, we do not refund the Premium.
Your policy will be a Modified Endowment Contract if it is issued in exchange for a modified endowment contract issued by another insurer. Your policy will not be a modified endowment contract if it is issued in exchange for a non-modified endowment contract in a transaction that qualifies under Section 1035 of the Tax Code. However, paying additional premium into such a policy could cause it to become a modified endowment contract. For more information, please consult your tax advisor, and see “Replacement of Modified Endowment Contracts” in the SAI.
Allocation of Premiums. Your Net Premiums are allocated to the Sub-Account(s) and the Fixed Account in the proportions that you have selected. You must specify your allocation percentages in your Policy application. Percentages must be in whole numbers and the total allocation must equal 100%. We allocate your subsequent Net Premiums in those percentages until you give us new allocation instructions.
Initially, you may allocate your Policy Value among twenty-one (21) options, counting each Sub-Account and the Fixed Account as one option. You may add or delete among these options from time to time so long as your Policy Value is spread among no more than the 21 options. In the future, we may waive this limit.
We allocate your initial Net Premium to the Sub-Accounts and the Fixed Account, as you have instructed us, on the Issue Date. If you do not pay the first Premium until after the Issue Date, we allocate your initial Net Premium to the Sub-Accounts and the Fixed Account on the date we receive it at the Home Office. If there are outstanding requirements when we issue the Policy, which prevent us from placing your Policy in force, your Premiums are not allocated until all requirements are satisfied. We do not credit earnings or interest before the Issue Date.
In some states, we are required to return at least your Premium if you cancel your Policy during the “free-look” period. In those states, currently, we allocate any Premium received before the end of the free-look period as described above. In the future, however, if you live in one of those states, we reserve the right to delay allocating your Premiums to the Sub-Accounts you have selected or to the

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Fixed Account until after the “free-look” period; in the interim, we allocate your Premiums to the Fixed Account. For more information, please see “Cancellation and Conversion Rights” on page 25.

Policy Value
General. Your Policy Value is the sum of the value of your Accumulation Units in the Sub-Accounts you have chosen, plus the value of your interest in the Fixed Account, plus your Loan Account. Your Policy Value changes daily to reflect the performance of the Sub-Accounts you have chosen, the addition of interest credited to the Fixed Account, the addition of Net Premiums, and the subtraction of partial withdrawals and charges assessed. There is no minimum guaranteed Policy Value.
On the Issue Date or, if later, the date your first Premium is received, we deduct the Monthly Deduction for the first Policy Month. We have described the formula to compute your portion of Policy Value in a particular Sub-Account in the SAI.
We make all calculations in connection with the Policy (other than the initial Premiums) on the date we receive your Premium or your request for other action, if that date is a Valuation Date and we are open for business. Otherwise, we make that determination on the next succeeding day that is a Valuation Date and a date on which we are open for business. Calculations for initial Premiums and Premiums requiring underwriting are made on the date your Net Premium is allocated to the Sub-Accounts and the Fixed Account, as described in “Allocation of Premiums” above.
Accumulation Units. We determine the number of Accumulation Units in each Sub-Account to allocate to your Policy by dividing that portion of your Net Premium or other transaction allocated to a Sub-Account by that Sub-Account’s Accumulation Unit Value on the Valuation Date when the allocation occurs.
Accumulation Unit Value. The Accumulation Unit Value for each Sub-Account varies to reflect the investment experience of the applicable Portfolio. We determine the Accumulation Unit Value for each Sub-Account on each Valuation Date by multiplying the Accumulation Unit Value on the preceding Valuation Date by the Net Investment Factor for that Sub-Account for the Valuation Period then ended.
The Net Investment Factor for each Sub-Account is (1) divided by (2), where:

1)
equals (a) the net asset value per share of the Portfolio held in the Sub-Account at the end of the current Valuation Period, plus (b) the per share amount of any dividend or capital gains distribution made by the Portfolio during the current Valuation Period, plus or minus (c) a per share credit or charge with respect to any taxes which we paid or for which we reserved during the Valuation Period which are determined by us to be attributable to the operation of the Sub-Account (no federal income taxes currently are applicable); and

2)	is the net asset value per share of the Portfolio held in the Sub-Account at the end of the previous Valuation Period.
Please refer to the Prospectuses for the Portfolios for a description of how the assets of each Portfolio are valued, since that determination has a direct bearing on the Net Investment Factor of the corresponding Sub-Account and, therefore, your Policy Value.
Written Requests and Forms in Good Order.
Written requests must include sufficient information and/or documentation, and be sufficiently clear, to enable us to complete your request without the need to exercise discretion on our part to carry it out. You may contact our Customer Service Center to learn what information we require for your particular request to be in “good order.” Additionally, we may require that you submit your request on our form. We reserve the right to determine whether any particular request is in good order, and to change or waive any good order requirements at any time.
Postponement of Payments. We may defer for up to fifteen days the payment of any amount attributable to a Premium paid by check to allow the check a reasonable time to clear. We may postpone paying any amount for a total surrender or a partial withdrawal, the disbursement of a Policy Loan, or the payment of the Death Benefit Proceeds, in the following circumstances: (i) whenever the New York Stock Exchange (“NYSE”) is closed (other than customary weekend and holiday closings); (ii) when trading on the NYSE is restricted or an emergency exists, as determined by the Securities and Exchange Commission ("SEC"), so that disposal of the Separate Account’s investments or determination of the value of its net assets is not reasonably practicable; or (iii) at any other time permitted by the SEC for your protection.
In addition, we may delay payment of the Surrender Value in the Fixed Account for up to six months or a shorter period if required by law. If we defer payment for more than 30 days, we add interest at our current rate from the time you asked for the Surrender Value in accordance with applicable state law.

Transfers
General. While the Policy is in force, you may transfer Policy Value among the Fixed Account and Sub-Accounts in writing or by telephone. Currently, there is no minimum transfer amount, except in states where a minimum transfer amount is required by law. We

13 PROSPECTUS

may set a minimum transfer amount in the future. In the future, we may charge you the transfer fee described on page 29, although currently we are waiving it.
You currently may not have Policy Value in more than twenty-one (21) options, counting each Sub-Account and the Fixed Account as one option. Accordingly, we will not perform a transfer that would cause your Policy to exceed that limit. We may waive this limit in the future.
Generally, we only make transfers on days when the NYSE is open for business. See “Policy Value” on page 13. If we receive your request on a day when the NYSE is not open for business, or if we receive your request after the close of business on the NYSE, we make the transfer on the first subsequent day on which the NYSE is open.
Special requirements apply to transfers from the Fixed Account. You may transfer one sum from the Fixed Account to the Sub-Accounts only during the 60-day period beginning on the Issue Date or each Policy Anniversary. We do not process transfer requests involving the Fixed Account at any other time, except transfers pursuant to a Dollar Cost Averaging or Portfolio Rebalancing program.
The maximum amount which may be transferred as one sum or as Portfolio Rebalancing transfers from the Fixed Account during a Policy Year usually is: (i) 30% of the Fixed Account balance on the most recent Policy Anniversary; or (ii) the largest total amount transferred from the Fixed Account in any prior Policy Year. You may not transfer Policy Value or allocate new Premiums into the Fixed Account if transfers are being made out under the Dollar Cost Averaging program. However, we may waive or modify these restrictions on transfers from the Fixed Account.
This limit also applies to transfers under a Dollar Cost Averaging program, unless you choose to transfer your entire Fixed Account balance to Sub-Accounts. In that case, your maximum monthly transfer amount may not be more than 1/36th of your Fixed Account balance on the day of the first transfer.
In addition, you may transfer 100% of the Fixed Account balance in one sum to the Sub-Account(s) if on any Policy Anniversary the interest rate on the Fixed Account is lower than it was on the Policy Anniversary one year previously or if on the first Policy Anniversary that interest rate is lower than it was on the Issue Date. We notify you by mail if this occurs. You may request a transfer for 60 days following the date we mail notification to you. The Policy permits us to defer transfers from the Fixed Account for up to six months from the date you request a transfer.
Transfers Authorized by Telephone. You may make transfers by telephone. Telephone transfers may not be available if all lines are busy. In that case, you will need to submit a written request or try to call later. Please see the SAI for a description of our procedures for telephone transfers.
We use procedures that we believe provide reasonable assurance that telephone authorized transfers are genuine. For example, we request identifying information from persons purporting to authorize transfers. Accordingly, we disclaim any liability for losses resulting from allegedly unauthorized telephone transfers. However, if we do not take reasonable steps to help ensure that a telephone authorization is valid, we may be liable for such losses.
At any time, we may suspend, modify or terminate your privilege to make transfers via the telephone, or via other electronic or automated means specifically approved by the Company, including, but not limited to, automated telephone services, facsimile machine, e-mail and electronic services via online access. Among other things, we reserve the right to limit the number of such transfers among the Sub-Accounts in any Policy Year, or to refuse any telephone transfer request. We also reserve the right to restrict such transfers in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Policy Owners.
Dollar Cost Averaging. Under our automatic Dollar Cost Averaging program, while the Policy is in force you may authorize us to transfer a fixed dollar amount at fixed intervals from the Fixed Account or a Sub-Account of your choosing to up to twenty-one options, including other Sub-Accounts or the Fixed Account. The interval between transfers may be monthly, quarterly or annually, at your option. The transfers are made at the Accumulation Unit Value on the date of the transfer. The transfers continue until you instruct us otherwise, or until your chosen source of transfer payments is exhausted. Currently, the minimum transfer amount is $100 per transfer. We may change this minimum or grant exceptions. If you elect this program, the first transfer occurs one interval after your Issue Date. Your request to participate in this program is effective when we receive your completed application at the P.O. Box given on the first page of this Prospectus. Please call or write us for a copy of the application. You may elect to increase, decrease or change the frequency or amount of transfer payments under a Dollar Cost Averaging program. Special restrictions apply to transfers from the Fixed Account. Please see “Transfers - General” on page 13 for a discussion of these restrictions.
The theory of Dollar Cost Averaging is that by spreading your investment over time, you may be able to reduce the effect of transitory market conditions on your investment. In addition, because a given dollar amount purchases more units when the unit prices are relatively low rather than when the prices are higher, in a fluctuating market, the average cost per unit may be less than the average of the unit prices on the purchase dates. However, participation in this program does not assure you of a greater profit from your purchases under the program, nor does it prevent or necessarily reduce losses in a declining market. Moreover, while we refer to this program of periodic transfers generally as Dollar Cost Averaging, periodic transfers from a Sub-Account with more volatile performance experience is unlikely to produce the desired effects of Dollar Cost Averaging as would transfers from a less volatile Sub-Account. You may not use Dollar Cost Averaging and Portfolio Rebalancing at the same time.

14 PROSPECTUS

Portfolio Rebalancing. Portfolio Rebalancing allows you to maintain the percentage of your Policy Value allocated to each Sub-Account or the Fixed Account or both at a preset level. Over time, the variations in each Sub-Account’s investment results shift the balance of your Policy Value allocations. Under the Portfolio Rebalancing feature, we automatically transfer your Policy Value, including new Premiums, back to the percentages you specify. Portfolio Rebalancing is consistent with maintaining your desired allocation among the investment options.
You may choose to have rebalances made monthly, quarterly, semi-annually or annually. We do not charge a transfer fee for Portfolio Rebalancing. No more than twenty-one (21) Sub-Accounts, or twenty (20) Sub-Accounts and the Fixed Account, can be included in a Portfolio Rebalancing program at one time. Transfers from the Fixed Account under a Portfolio Rebalancing program are subject to the overall limit on transfers from the Fixed Account. Accordingly, if the total amount transferred from the Fixed Account in any Policy Year reaches that limit before the end of the year, we do not transfer additional amounts from the Fixed Account for Portfolio Rebalancing purposes until the next Policy Year. We automatically terminate this option if you request any transfers outside the Portfolio Rebalancing program. If you wish to resume the Portfolio Rebalancing after it has been canceled, then you must complete a new Portfolio Rebalancing form and send it to our home office.
You may request Portfolio Rebalancing at any time by submitting a completed written request to us at the address given on the first page of this Prospectus. Please call or write us for a copy of the request form. If you stop Portfolio Rebalancing, you must wait 30 days to begin again. The date of your rebalancing must coincide with the same day of the month as your Issue Date. If you request rebalancing on your Policy application and specify the frequency, but not the date, for your first rebalancing, it occurs one interval after the Issue Date. Otherwise, your first rebalancing occurs one interval after we receive your completed request form. All subsequent rebalancings occur at the intervals you have specified on the day of the month that coincides with the same day of the month as your Issue Date.
Generally, you may change the allocation percentages, frequency or choice of Sub-Accounts at any time. If you include the Fixed Account in a Portfolio Rebalancing program, however, in any consecutive twelve months you may not change the allocation percentages more than twice and the total change to the Fixed Amount allocation may not exceed 20%. We may waive this restriction.
If your total Policy Value subject to rebalancing falls below any minimum value that we may establish, we may prohibit or limit your use of Portfolio Rebalancing. You may not use Dollar Cost Averaging and Portfolio Rebalancing at the same time. We may change, terminate, limit or suspend Portfolio Rebalancing at any time.
Market Timing & Excessive Trading. The Policies are intended for long-term investment. Market timing and excessive trading can potentially dilute the value of Sub-Accounts and can disrupt management of a Portfolio and raise its expenses, which can impair Portfolio performance and adversely affect your Policy Value. Our policy is not to accept knowingly any premium intended for the purpose of market timing or excessive trading. Accordingly, you should not invest in the Policy if your purpose is to engage in market timing or excessive trading, and you should refrain from such practices if you currently own a Policy.
We seek to detect market timing or excessive trading activity by reviewing trading activities. Portfolios also may report suspected market-timing or excessive trading activity to us. If, in our judgment, we determine that the transfers are part of a market timing strategy or are otherwise harmful to the underlying Portfolio, we will impose the trading limitations as described below under “Trading Limitations.” Because there is no universally accepted definition of what constitutes market timing or excessive trading, we will use our reasonable judgment based on all of the circumstances.
While we seek to deter market timing and excessive trading in Sub-Accounts, because our procedures involve the exercise of reasonable judgment, we may not identify or prevent some market timing or excessive trading. Moreover, imposition of trading limitations is triggered by the detection of market timing or excessive trading activity, and the trading limitations are not applied prior to detection of such trading activity. Therefore, our policies and procedures do not prevent such trading activity before it is detected. As a result, some investors may be able to engage in market timing and excessive trading, while others are prohibited, and the Sub-Account may experience the adverse effects of market timing and excessive trading described above.
Trading Limitations. We reserve the right to limit transfers among the investment alternatives in any Policy Year, require that all future transfer requests be submitted through U.S. Postal Service First Class Mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery, or to refuse any transfer request, if:

•
we believe, in our sole discretion, that certain trading practices, such as excessive trading, by, or on behalf of, one or more Policy Owners, or a specific transfer request or group of transfer requests, may have a detrimental effect on the Accumulation Unit Values of any Sub-Account or on the share prices of the corresponding Portfolio or otherwise would be to the disadvantage of other Policy Owners; or

•
we are informed by one or more of the Portfolios that they intend to restrict the purchase, exchange, or redemption of Portfolio shares because of excessive trading or because they believe that a specific transfer or group of transfers would have a detrimental effect on the prices of Portfolio shares.

In making the determination that trading activity constitutes market timing or excessive trading, we will consider, among other things:

•	the total dollar amount being transferred, both in the aggregate and in the transfer request;

15 PROSPECTUS

•
the number of transfers you make over a period of time and/or the period of time between transfers (note: one set of transfers to and from a Sub-Account in a short period of time can constitute market timing);

•
whether your transfers follow a pattern that appears designed to take advantage of short term market fluctuations, particularly within certain Sub-Account underlying Portfolios that we have identified as being susceptible to market timing activities (e.g., International, High Yield, and Small Cap Sub-Accounts);

•	whether the manager of the underlying Portfolio has indicated that the transfers interfere with Portfolio management or otherwise adversely impact the Portfolio; and

•	the investment objectives and/or size of the Sub-Account’s underlying Portfolio.
We seek to uniformly apply these trading limitations to all trades, including those that occur through omnibus accounts at intermediaries. However, because these determinations involve the exercise of discretion, it is possible that we may not detect some market timing or excessive trading activity. As a result, it is possible that some investors may be able to engage in market timing or excessive trading activity, while others are prohibited, and the Portfolio may experience the adverse effects of market timing and excessive trading described above.
If we determine that a Policy Owner has engaged in market timing or excessive trading activity, we will require that all future transfer requests be submitted through U.S. Postal Service First Class Mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery. If we determine that a Policy Owner continues to engage in a pattern of market timing or excessive trading activity we will restrict that Policy Owner from making future additions or transfers into the impacted Sub-Account(s) or will restrict that Policy Owner from making future additions or transfers into the class of Sub-Account(s) if the Sub-Accounts(s) involved are vulnerable to arbitrage market timing trading activity (e.g., International, High Yield, and Small Cap Sub-Accounts).
In our sole discretion, we may revise our Trading Limitations at any time as necessary to better deter or minimize market timing and excessive trading or to comply with regulatory requirements.
Agreements to Share Information with Funds.
Under the Investment Company Act of 1940, Lincoln Benefit Life Company (“Lincoln Benefit”) has entered into information sharing agreements with each of the fund companies whose funds are offered under the Policy. Policy Owner trading information is shared under these agreements as necessary for the fund companies to monitor fund trading and Lincoln Benefit’s trading policy. Under these agreements, Lincoln Benefit is required to share information regarding Policy Owner transactions, including but not limited to information regarding fund transfers initiated by you. In addition to information about Policy Owner transactions, this information may include personal Policy Owner information, including names and social security numbers or other tax identification numbers. As a result of this information sharing, a fund company may direct us to restrict a Policy Owner’s transactions if the fund determines that the Policy Owner has violated the fund's frequent trading policies. This could include the fund directing us to reject any allocations of premium or Policy value to the fund.
Short Term Trading Fees. The underlying Portfolios are authorized by SEC regulation to adopt and impose redemption fees if a Portfolio’s Board of Directors determines that such fees are necessary to minimize or eliminate short-term transfer activity and/or holding periods that can reduce or dilute the value of outstanding shares issued by the Portfolio. The Portfolio will set the parameters relating to the redemption fee and such parameters may vary by Portfolio. If a Portfolio elects to adopt and charge redemption fees, these fees will be passed on to the Policy Owner(s) responsible for the short-term transfer activity generating the fee.
We will administer and collect redemption fees and forward these fees to the Portfolio. Please consult the Portfolio’s prospectus for more complete information regarding the fees and charges associated with each Portfolio.

Investment and Fixed Account Options
The Sub-Accounts and the Portfolios. Each of the Sub-Accounts of the Separate Account invests in the shares of one of the Portfolios. The income and realized and unrealized gains or losses on the assets of each Sub-Account are separate and are credited to or charged against the particular Sub-Account without regard to income, gains or losses from any other Sub-Account or from any other part of our business. We use the Net Premiums you allocate to a Sub-Account to purchase shares in the corresponding Portfolio and redeem shares in the Portfolios to meet Policy obligations or make adjustments in reserves. The Portfolios are required to redeem their shares at net asset value and to make payment within seven days.
Each Portfolio is either an open-end management investment company registered under the 1940 Act or a separate investment series of an open-end management investment company.
Each Portfolio holds its assets separate from the assets of the other Portfolios, and each Portfolio has its own distinct investment objective and policies. Each Portfolio is subject to certain investment restrictions and policies, which may not be changed without the approval of a majority of the shareholders of the Portfolio. Each Portfolio operates as a separate investment fund, and the income, gains and losses of one Portfolio generally have no effect on the investment performance of any other Portfolio.

16 PROSPECTUS

We do not promise that the Portfolios will meet their investment objectives. Amounts you have allocated to Sub-Accounts may grow in value, decline in value or grow less than you expect, depending on the investment performance of the Portfolios in which those Sub-Accounts invest. You bear the investment risk that those Portfolios possibly will not meet their investment objectives.
We have briefly described the Portfolios below. The Sub-Accounts investing in certain Portfolios may not be available in all states. You should read the current Prospectuses for the Portfolios for more detailed and complete information concerning the Portfolios, their investment objectives and strategies, and the investment risks associated with the Portfolios. We will mail to you a prospectus for each Portfolio related the Sub-Accounts to which you allocate your premium.
You should carefully consider the investment objectives, risks, charges and expenses of the investment alternatives when making an allocation to the Sub-Accounts. To obtain any or all of the underlying Portfolio prospectuses, please contact us at 1-844-768-6780.

Sub-Account	Each Sub-Account Seeks	Investment Advisor
AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
Invesco V.I. American Value Fund - Series I	To provide above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities.	Invesco Advisers, Inc.
Invesco V.I. Growth and Income Fund - Series II	Long-term growth of capital and income.
Invesco V.I. Mid Cap Growth Fund - Series II	To seek capital growth.
Invesco V.I. Value Opportunities Fund - Series I	Long-term growth of capital.
THE ALGER PORTFOLIOS
Alger Capital Appreciation Portfolio - Class I-2	Long-term capital appreciation.	Fred Alger Management, Inc.
Alger Growth & Income Portfolio - Class I-2	Capital appreciation and current income.
Alger Large Cap Growth Portfolio - Class I-2	Long-term capital appreciation.
Alger Mid Cap Growth Portfolio - Class I-2	Long-term capital appreciation.
Alger Small Cap Growth Portfolio - Class I-2	Long-term capital appreciation.
DEUTSCHE VARIABLE SERIES I
Deutsche Bond VIP - Class A	To maximize total return consistent with preservation of capital and prudent investment management.	Deutsche Investment Management Americas Inc.
Deutsche Core Equity VIP - Class A	Long-term growth of capital, current income and growth of income.
Deutsche CROCI® International VIP - Class A	Long-term growth of capital.
Deutsche Global Small Cap VIP - Class A	Above-average capital appreciation over the long term.
DEUTSCHE VARIABLE SERIES II
Deutsche Global Income Builder VIP - Class A	To maximize income while maintaining prospects for capital appreciation.	Deutsche Investment Management Americas Inc.
FEDERATED INSURANCE SERIES
Federated Managed Volatility Fund II - Class P	High current income and moderate capital appreciation.	Federated Global Investment Management Corp.
Federated Fund for U.S. Government Securities II	Current income.	Federated Investment Management Company
Federated High Income Bond Fund II - Class P	High current income.
FIDELITY® VARIABLE INSURANCE PRODUCTS
Fidelity® VIP Asset Manager Portfolio - Initial Class	To obtain high total return with reduced risk over the long term by allocating its assets among stocks, bonds, and short-term instruments.	Fidelity Management & Research Company (FMR)
Fidelity® VIP Contrafund® Portfolio - Initial Class	Long-term capital appreciation.
Fidelity® VIP Equity-Income Portfolio - Initial Class
Reasonable Income. The fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.

Fidelity® VIP Government Money Market Portfolio - Initial Class	As high a level of current income as is consistent with preservation of capital and liquidity.
Fidelity® VIP Growth Portfolio - Initial Class	To achieve capital appreciation.
Fidelity® VIP Index 500 Portfolio - Initial Class	Investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.
Fidelity® VIP Overseas Portfolio - Initial Class	Long-term growth of capital.
ALPS VARIABLE INVESTMENT TRUST (1)

17 PROSPECTUS

Sub-Account	Each Sub-Account Seeks	Investment Advisor
Morningstar Aggressive Growth ETF Asset Allocation Portfolio Class I	Capital appreciation.	ALPS Advisors, Inc.
Morningstar Balanced ETF Asset Allocation Portfolio Class I	Capital appreciation and some current income.
Morningstar Conservative ETF Asset Allocation Portfolio Class I	Current income and preservation of capital.
Morningstar Growth ETF Asset Allocation Portfolio Class I	Capital appreciation.
Morningstar Income and Growth ETF Asset Allocation Portfolio Class I	Current income and capital appreciation.
JANUS ASPEN SERIES
Janus Henderson Balanced Portfolio - Institutional Shares	Long-term capital growth, consistent with preservation of capital and balanced by current income.	Janus Capital Management LLC
Janus Henderson Enterprise Portfolio - Institutional Shares	Long-term growth of capital.
Janus Henderson Flexible Bond Portfolio - Institutional Shares	Maximum total return, consistent with preservation of capital.
Janus Henderson Global Research Portfolio - Institutional Shares	Long-term growth of capital.
Janus Henderson Research Portfolio - Institutional Shares	Long-term growth of capital.
Janus Henderson Overseas Portfolio - Service Shares	Long-term growth of capital.
LEGG MASON PARTNERS VARIABLE EQUITY TRUST
ClearBridge Variable Large Cap Value Portfolio - Class I (2)	Long-term growth of capital as its primary objective. Current income as a secondary objective.	Legg Mason Partners Fund Advisor, LLC
MFS® VARIABLE INSURANCE TRUST
MFS® Growth Series - Initial Class	Seeks capital appreciation.	Massachusetts Financial Services Company
MFS® Investors Trust Series - Initial Class	Seeks capital appreciation.
MFS® New Discovery Series - Initial Class	Seeks capital appreciation.
MFS® Research Series - Initial Class	Seeks capital appreciation.
MFS® Total Return Series - Initial Class	Seeks total return.
OPPENHEIMER VARIABLE ACCOUNT FUNDS
Oppenheimer Main Street Small Cap Fund®/VA - Service Shares	Capital appreciation.	OppenheimerFunds, Inc.
PIMCO VARIABLE INSURANCE TRUST
PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) - Administrative Shares	Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.	Pacific Investment Management Company LLC
PIMCO VIT Total Return Portfolio - Administrative Shares	Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.
PUTNAM VARIABLE TRUST
Putnam VT International Value Fund - Class IB	Capital growth. Current income is a secondary objective.	Putnam Investment Management, LLC
T. ROWE PRICE EQUITY SERIES, INC.
T. Rowe Price Equity Income Portfolio - I	A high level of dividend income and long-term capital growth primarily through investment in stocks.	T. Rowe Price Associates, Inc.
T. Rowe Price Mid-Cap Growth Portfolio - I (3)	The fund seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth.
T. Rowe Price New America Growth Portfolio - I	The fund seeks to provide long-term capital growth by investing primarily in the common stocks of growth companies.
T. ROWE PRICE INTERNATIONAL SERIES, INC.
T. Rowe Price International Stock Portfolio - I	The fund seeks long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies.	T. Rowe Price International, Inc.
WELLS FARGO VARIABLE TRUST FUNDS
Wells Fargo VT Discovery Fund	Long-term capital appreciation.	Wells Fargo Funds Management, LLC
Wells Fargo VT Opportunity FundSM	Long-term capital appreciation.

(1)
The Morningstar ETF Allocation Series Portfolios invest in underlying ETFs and will indirectly bear their proportionate share of any fees and expenses payable directly by the underlying ETFs. As a result, the Portfolios may incur higher expenses, many of which may be duplicative.

18 PROSPECTUS

(2)
Effective May 1, 2018, the ClearBridge Variable Large Cap Value Portfolio - Class I changed its objective from "Long-term growth of capital with current income as a secondary objective" to "Long-term growth of capital as its primary objective. Current income as a secondary objective."

(3)
Effective May 1, 2004, the T. Rowe Price Mid-Cap Growth Portfolio - I is no longer available for new investments. If you are currently invested in the T. Rowe Price Mid-Cap Growth Portfolio - I, you may continue your investment. If you are currently enrolled in one of our automatic transaction programs, such as Portfolio Rebalancing or Dollar Cost Averaging, we will continue to effect automatic transactions to the portfolio in accordance with that program. In addition, if your current premium allocation instructions include the Portfolio, we will continue to allocate your premiums to the Portfolio.

We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolio at their net asset value.
Some of the Portfolios have been established by investment advisors, which manage retail mutual funds having similar names and investment objectives. While some of the Portfolios may be similar to, and may in fact be modeled after retail mutual funds, you should understand that the Portfolios are not otherwise directly related to any retail mutual fund. Consequently, the investment performance of retail mutual funds and any similarly named Portfolio may differ substantially.
Certain Portfolios sell their shares to separate accounts underlying both variable life insurance and variable annuity contracts. It is conceivable that in the future it may be unfavorable for variable life insurance separate accounts and variable annuity separate accounts to invest in the same Portfolio. Although neither we nor any of the Portfolios currently foresees any such disadvantages either to variable life insurance or variable annuity contract owners, each Portfolio’s Board of Directors intends to monitor events in order to identify any material conflicts between variable life and variable annuity contract owners and to determine what action, if any, should be taken in response thereto. If a Board of Directors were to conclude that separate investment funds should be established for variable life and variable annuity separate accounts, Policy Owners will not bear the attendant expenses.
Voting Rights. As a general matter, you do not have a direct right to vote the shares of the Portfolios held by the Sub-Accounts to which you have allocated your Policy Value. Under current law, however, you are entitled to give us instructions on how to vote those shares on certain matters. We notify you when your instructions are needed and provide proxy materials or other information to assist you in understanding the matter at issue. We determine the number of votes for which you may give voting instructions as of the record date set by the relevant Portfolio for the shareholder meeting at which the vote will occur.
In most cases, you are the person entitled to give voting instructions. However, if you assign your Policy, the assignee may be entitled to give voting instructions. Retirement plans may have different rules for voting by plan participants.
If you send written voting instructions to us, we follow your instructions in voting the Portfolio shares attributable to your Policy. If you do not send written instructions, we vote the shares attributable to your Policy in the same proportions as the shares for which we have received instructions from other Policy Owners. While proportional voting guarantees all outstanding shares of a Portfolio are voted, it can lead to a small number of shareholders determining the outcome of a proxy.
We may, when required by state insurance regulatory authorities, disregard Policy Owner voting instructions if the instructions would cause a change in the sub-classification or investment objective of one or more of the Portfolios or to approve or disapprove an investment advisory contract for one or more of the Portfolios.
In addition, we may disregard voting instructions in favor of changes initiated by Policy Owners in the investment objectives or the investment advisor of the Portfolios if we reasonably disapprove of the proposed change. We would disapprove a proposed change only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we reasonably conclude that the proposed change would not be consistent with the investment objectives of the Portfolio or would result in the purchase of securities for the Portfolio which vary from the general quality and nature of investments and investment techniques utilized by the Portfolio. If we disregard voting instructions, we include a summary of that action and our reasons for that action in the next semi-annual financial report to you.
This description reflects our view of currently applicable law. If the law changes or our interpretation of the law changes, we may decide that we are permitted to vote the Portfolio shares without obtaining instructions from our Policy Owners, and we may choose to do so.
Additions, Deletions and Substitutions of Securities.
If the shares of any of the Portfolios are no longer available for investment by the Separate Account or if, in the judgment of our management, further investment in the shares of a Portfolio is no longer appropriate in view of the purposes of the Policy, we may add or substitute shares of another Portfolio or underlying fund for Portfolio shares already purchased or to be purchased in the future by Premiums under the Policy. Any substitution of securities will comply with the requirements of the 1940 Act.
We also reserve the right to make the following changes in the operation of the Separate Account and the Sub-Accounts:

•	to operate the Separate Account in any form permitted by law;

•	to take any action necessary to comply with, or obtain and continue any exemption from, applicable laws;

•	to transfer assets from one Sub-Account to another, or to our general account;

•	to add, combine, or remove Sub-Accounts in the Separate Account;

19 PROSPECTUS

•	to assess a charge for taxes attributable to the operations of the Separate Account or for other taxes, as described in “Charges and Deductions”; and

•
to change the way in which we assess other charges, as long as the total other charges do not exceed the amount currently charged the Separate Account and the Portfolios in connection with the Policies.

If we take any of these actions, we will comply with the then applicable legal requirements.
The Fixed Account. The portion of the Policy relating to the Fixed Account is not registered under the Securities Act of 1933 (“1933 Act”) and the Fixed Account is not registered as an investment company under the 1940 Act. Accordingly, neither the Fixed Account nor any interests in the Fixed Account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the disclosure regarding the Fixed Account has not been reviewed by the staff of the SEC. The statements about the Fixed Account in this Prospectus may be subject to generally applicable provisions of the federal securities laws regarding accuracy and completeness.
You may allocate part or all of your Premiums to the Fixed Account in states where it is available. Amounts allocated to the Fixed Account become part of the general assets of Lincoln Benefit. Lincoln Benefit invests the assets of the general account in accordance with applicable laws governing the investments of insurance company general accounts.
We credit interest to amounts allocated to the Fixed Account at an effective annual rate of at least 4%. We are not obligated to, but we may credit interest at a higher rate. You assume the risk that the interest rate credited to the Fixed Account may be no higher than 4%.

Death Benefits and Optional Insurance Benefits
Death Benefits. While your Policy is in force, we pay the Death Benefit proceeds upon the death of the Insured. We will pay the Death Benefit proceeds to the named Beneficiary(ies) or contingent Beneficiary(ies). As described below in “Settlement Options,” we pay the Death Benefit proceeds in one sum or under an optional payment plan.
The Death Benefit proceeds payable to the Beneficiary equal the applicable Death Benefit, less any Policy Debt and less any due and unpaid charges. The proceeds may be increased, if you have added a rider that provides an additional benefit. Please see “Optional Insurance Benefits” beginning on page 21. We determine the amount of the Death Benefit proceeds as of the end of the Valuation Period during which the Insured dies. We usually pay the Death Benefit proceeds within seven days after we have received due proof of death and all other requirements we deem necessary have been satisfied. The amount of the Death Benefit is based on the Death Benefit Option you have selected, any increases or decreases in the Face Amount, and in some instances your Policy Value.
Death Benefit Options. You may choose one of two Death Benefit Options:
Option 1: the Death Benefit is the greater of: (a) the Face Amount of the Policy; or (b) the Policy Value multiplied by the applicable corridor percentage as described below, and as set forth in your Policy. Option 1 is designed to provide a specific amount of Death Benefit that generally does not vary with changes in the Policy Value. As your Policy Value increases, the Net Amount at Risk under your Policy generally decreases, unless your Policy Value is sufficiently large to require that the Death Benefit be determined using the applicable corridor percentage.
Option 2: the Death Benefit is the greater of: (a) the Face Amount plus the Policy Value; or (b) the Policy Value multiplied by the applicable corridor percentage. Under Option 2, the amount of the Death Benefit generally increases to reflect increases in the Policy Value. Under this option your Policy generally involves a constant Net Amount at Risk.
Your Policy has a minimum Death Benefit. While your Policy remains in force, we guarantee that the Death Benefit will not be less than the greater of the current Face Amount of the Policy or the Policy Value multiplied by the applicable corridor percentage. We have set forth the applicable corridor percentages in the Policy. The corridor percentages are based upon the age of the Insured. The applicable corridor percentage decreases from 250% at age 40 or less to 101% at age 94 or above.
Since the cost of insurance charge is based upon the net amount at risk, it generally is less under a Policy with an Option 1 Death Benefit than one with an Option 2 Death Benefit. As a result, if the Sub-Accounts you select experience favorable investment results, your Policy Value tends to increase faster under Option 1 than under Option 2, but the total Death Benefit under Option 2 increases or decreases directly with changes in Policy Value. Thus, you may prefer Option 1 if you are more interested in the possibility of increasing your Policy Value based upon favorable investment experience, while you may prefer Option 2 if you are seeking to increase total Death Benefits.
Example of Applicable Corridor Percentage. The corridor percentages are set so as to seek to ensure that the Policies qualify for favorable federal income tax treatment. An increase in Policy Value due to favorable investment experience may increase the Death Benefit above the Face Amount, and a decrease in Policy Value due to unfavorable investment experience may decrease the Death Benefit (but not below the Face Amount). For example, if in the example below the Policy Owner paid a Net Premium of $60,000 and the Policy Value increased to $68,000 and then decreased to $54,000, the changes in Policy Value would have the following effects on the Death Benefit:

20 PROSPECTUS

EXAMPLES	A	B

Face Amount	$150,000	$150,000
Death Benefit Option	1	1
Insured Person’s Age	40	40
Policy Value on Date of Death	$68,000	$54,000
Applicable Corridor Percentage	250%	250%
Death Benefit	$170,000	$150,000
In Example A, the Death Benefit equals $170,000, i.e., the greater of $100,000 (the Face Amount) and $170,000 (the Policy Value at the Date of Death of $68,000, multiplied by the corridor percentage of 250%). This amount, less any Policy Debt and unpaid charges, constitutes the Death Benefit proceeds that we would pay to the Beneficiary.
In Example B, the Death Benefit is $150,000, i.e., the greater of $150,000 (the Face Amount) or $135,000 (the Policy Value of $54,000 multiplied by the corridor percentage of 250%).
Change to Death Benefit Option. After the first Policy Year, you may change the Death Benefit option by writing to us at the address given on the front cover of this Prospectus. If you ask to change from Option 2 to Option 1, we increase the Face Amount of your Policy by the amount of the Policy Value. If you ask to change from Option 1 to Option 2, we decrease the Face Amount of your Policy by the amount of the Policy Value. The change takes effect on the Monthly Deduction Day on or immediately following the day we receive your written request. We do not currently require you to prove insurability for a change in Death Benefit options. In addition, changes to the death benefit option may have tax consequences.  See “Federal Taxes - Modified Endowment Contracts” on page 32.
Change to Face Amount. You may change the Face Amount after the first Policy Year. You may request the change by writing to us at the address shown on the first page of this Prospectus. You should be aware that a change in the Face Amount changes the net amount at risk and, therefore, changes the cost of insurance charges on your Policy. The change will take effect on the Monthly Deduction Day after we approve the request. We do not permit a Face Amount change if the policy is in the Grace Period.
If you request a decrease in Face Amount, we first apply it to coverage provided by the most recent increase in Face Amount, then to the next most recent increase successively and finally to the coverage under the original application. We do not permit a decrease in the Face Amount of your Policy if afterward the Face Amount remaining in force would be less than $50,000. A decrease in the Face Amount affects the Safety Net Premium.
To apply for an increase in the Face Amount, you must submit to us a supplemental application, accompanied by satisfactory evidence that the Insured is insurable. We do not permit any increase in Face Amount after the Insured’s 80th birthday. The minimum amount of a Face Amount increase is $10,000. You may not increase the Face Amount of your Policy more often than once every twelve months.
You should be aware that an increase in the Face Amount of your Policy affects the cost of insurance charges applicable to your Policy. As noted above, we deduct a larger amount of cost of insurance charges, because an increase in the Face Amount also increases the net amount at risk under your Policy. We will not approve a request for a Face Amount increase if the Net Surrender Value is too small to pay the Monthly Deduction for the Policy Month following the increase. As described in “Surrender Charge” on page 27 of this Prospectus, if you increase the Face Amount of your Policy, your maximum surrender charge also increases. Finally, increases in the Face Amount of your Policy also increase the Safety Net Premium amount. Modifying the Policy’s Face Amount may have tax ramifications. For additional information, please see “Federal Taxes” on page 31.
Optional Insurance Benefits. You may ask to add one or more riders to your Policy to provide additional optional insurance benefits. We require evidence of insurability before we issue a rider to you. We deduct the cost of any riders as part of the Monthly Deduction. Adding a Rider may also increase the Safety Net Premium amount for your Policy. The riders we currently offer are described below. All of these riders may be added to your Policy at any time except the Primary Insured Rider, and the Additional Insured Rider which are only available at Policy issue. In our discretion, we may offer additional riders or stop offering a rider.

•	Children’s Level Term Rider.
This rider provides for level term insurance on the Insured’s children, as defined in the rider. We provide coverage until the earlier of the child’s 25th birthday or the Insured’s age 65. We pay the Death Benefit to the person designated by you. If the Insured dies while the rider is in effect, we convert the coverage on each child to paid-up term insurance that remains in force until the child reaches age 25. The rider may be exchanged for a new term policy on the earlier of each child’s 25th birthday, or the Insured’s age 65. We do not require evidence of insurability to exchange the rider.

•	Accidental Death Benefit Rider.

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Under this rider, we provide additional insurance if the Insured dies from accidental bodily injury as defined in the rider. This rider ends when one of the following occurs: (1) the Policy terminates; (2) the next Policy Anniversary after the Insured’s 70th birthday; or (3) you ask to end the rider.

•	Continuation of Premium Rider.
Under this rider, we contribute a monthly amount to the Policy Value if the Insured becomes totally disabled as defined in the rider. This rider ends when one of the following occurs: (1) the Policy terminates; (2) the Insured reaches age 60; or (3) you ask to end the rider.

•	Additional Insured Term Rider.
This rider provides life insurance coverage on an Additional Insured. We pay the Face Amount of the rider to the named Beneficiary when we receive due proof that the Additional Insured died while the rider was in force. You may renew the coverage until the Additional Insured reaches age 99. Until the Additional Insured’s 75th birthday, you may exchange the rider for a new Policy on the Additional Insured’s life, subject to certain conditions as defined in the rider. We do not require evidence of insurability to exchange the rider.

•	Primary Insured Term Rider.
This rider provides additional term life insurance coverage on the Primary Insured. You may renew this coverage until the Insured reaches age 99. Until the Insured reaches age 75, you may exchange the rider for a new Policy. In addition, after the first Policy Year and until the Insured reaches age 75, you may convert the rider to the base Policy. We do not require evidence of insurability to exchange or convert the Policy. If you purchase this rider, your surrender charge is less than if you purchased a single Policy with the same Face Amount as the total coverage of your Policy and Primary Insured Term Rider. In addition, at least initially your total insurance charges are lower for a Policy/Primary Insured Term Rider combination, although they may be higher if your Policy Value increases and the net amount at risk under your Policy decreases sufficiently.
Commissions payable to sales representatives on the sale of Policies with a Primary Insured Term Rider are calculated based on the total premium payments made for the base Policy and the rider. The commissions will vary depending on the ratio of the premium for the base Policy and the rider. The same amount of premium will result in the highest commission when there is no rider, with the commission declining as the portion of the death benefit coverage allocated to the rider increases. Thus, the lowest commission amount is payable when the maximum rider is purchased.

•	Accelerated Death Benefit Rider, Terminal Illness.
This rider provides for an advance of a portion of the Death Benefit if the Insured is diagnosed with a terminal illness and satisfactory proof of the terminal illness is provided to us. A terminal illness is a medical condition of the Insured that, not withstanding medical care, will result in death within twelve months, or as otherwise provided by applicable state law. You may add this rider after your Policy is issued if the rider is available in your state. There is no additional cost for this rider. The maximum accelerated death benefit you may receive is the lesser of:
(i) 50% of the Death Benefit as of the date the first request is paid; or
(ii) $250,000, including all other accelerated benefit amounts paid under all policies issued by us on the life of the Insured.
The Death Benefit and Policy Value of your Policy are reduced if an accelerated benefit is paid. The amount of Death Benefit that you request to accelerate is reduced by:
(i) any due and uncollected Monthly Deductions, or unpaid required Premium if a claim occurs during a Grace Period;
(ii) if allowed in your state, an administrative expense charge of up to $200 for each accelerated benefit request;
(iii) pro-rata amount of any outstanding Policy Loan; and
(iv) twelve-month actuarial discount that reflects the early payment of the accelerated benefit amount.
If your Policy was issued in connection with a Qualified Plan, we may not be able to offer you some of the benefits provided by these riders.

Policy Loans
General. While the Policy is in force, you may borrow money from us using the Policy as the only security for your loan. Loans have priority over the claims of any assignee or any other person. The maximum amount available for Policy Loans is 90% of the Surrender Value of your Policy at the end of the Valuation Period in which we receive your loan request. Outstanding Policy Loans and loan interest reduce the amount you may request. Other restrictions may apply if your Policy was issued in connection with a Qualified Plan. In addition, if you have named an irrevocable Beneficiary, you must also obtain his or her written consent before we make a Policy Loan to you.

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We ordinarily disburse your loan to you within seven days after we receive your loan request at our home office. We may, however, postpone payment in the circumstances described above in “Policy Value - Postponement of Payments.”
When we make a Policy Loan to you, we transfer to the Loan Account a portion of the Policy Value equal to the loan amount. We also transfer in this manner Policy Value equal to any due and unpaid loan interest. As of May 1, 2009, we usually take the transfers from the Sub-Accounts and the Fixed Account pro rata based upon the balances of each Sub-Account and the Fixed Account. On or about August 1, 2009, all loan amounts will be transferred from the Sub-Accounts and the Fixed Account to the Loan Account in the same allocation percentages as specified for premium payments. However, we do not withdraw amounts from the Fixed Account equaling more than the total loan multiplied by the ratio of the Fixed Account to the Policy Value immediately preceding the loan. The amounts allocated to the Loan Account are credited with interest at the Loan Credited Rate stated in your Policy.
Loan Interest. Interest on Policy Loans accrues daily and is due at the end of each Policy Year. If you do not pay the interest on a Policy Loan when due, the unpaid interest becomes part of the Policy Loan and accrues interest at the same rate. In addition, we transfer the difference between the values of the Loan Account and the Policy Debt on a pro-rata basis from the Sub-Accounts and the Fixed Account to the Loan Account.
You may borrow an amount equal to your Policy Value, less all Premiums paid, as a preferred loan. The interest rate charged for preferred loans is 4.0% per year. A standard loan is the amount that may be borrowed from the sum of Premiums paid. All non-preferred loans will be treated as a standard loan. The interest rate charged for standard loans is currently 6.0% per year.
Upon expiration of the initial surrender charge period, all new and existing loans will be treated as preferred loans. The initial surrender charge period expires when the surrender charge amount becomes zero as shown on the Policy Data pages of your policy.
Loan Repayment. While the Policy remains in force, you may repay the Policy Loan in whole or in part without any penalty at any time while the Insured is living. If you have a Policy Loan outstanding, we assume that any payment we receive from you is to be applied as Premium to your Policy Value, unless you tell us to treat your payment as a loan repayment. If you designate a payment as a loan repayment or interest payments, your payment is allocated among the Sub-Accounts and the Fixed Account using the same percentages used to allocate Net Premiums. An amount equal to the payment is deducted from the Loan Account.
If the total outstanding loan(s) and loan interest exceeds the Surrender Value of your Policy, we notify you and any assignee in writing. To keep the Policy in force, we require you to pay a Premium sufficient to keep the Policy in force for at least three more months. If you do not pay us sufficient Premium within the 61-day Grace Period, your Policy lapses and terminates without value. As explained in the section entitled “Lapse and Reinstatement” below, you may subsequently reinstate the Policy by either repayment or reimbursement of any Policy Debt that was outstanding at the end of the Grace Period. If your Policy lapses while a Policy Loan is outstanding, you may owe taxes or suffer other adverse tax consequences even if you subsequently reinstate the Policy. Please consult a tax advisor for details.
Pre-Existing Loan. If you have a loan with another insurance company, and you are terminating that policy to buy one from us, usually you would repay the old loan during the process of surrendering the old policy. Income taxes on the interest earned may be due. We permit you to carry this old loan over to your new Policy through a Tax Code Section 1035 tax-free exchange, up to certain limits. The use of a Section 1035 tax-free exchange may avoid any current income tax liability that would be due if the old loan was extinguished.
If you transfer a Policy Loan from another insurer as part of a Section 1035 tax-free exchange, we treat a loan of up to 20% of your Policy Value as a preferred loan. If the amount due is more than 20% of your Policy Value, we treat the excess as a standard loan. The treatment of transferred Policy Loans is illustrated in the following example:

Transferred Policy Value	$190,000
Transferred Policy Loan	$40,000
Surrender Value	$150,000
20% of Policy Value	$38,000
Preferred Loan	$38,000
Standard Loan	$2,000
Upon expiration of the initial surrender charge period, all new and existing loans will be treated as preferred loans.
Effect on Policy Value. A Policy Loan, whether or not repaid, has a permanent effect on the Policy Value because the investment results of each Sub-Account and the Fixed Account apply only to the amount remaining in that account. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the Sub-Accounts and/or Fixed Account earn more than the annual interest rate for amounts held in the Loan Account, your Policy Value does not increase as rapidly as it would if you had not taken a Policy Loan. However, if the Sub-Accounts or the Fixed Account or both earn less than that rate, then your Policy Value is greater than it would have been if you had not taken a Policy Loan. The combination of an increasing loan balance, deductions for contract charges and fees, and unfavorable investment performance may cause the Policy to lapse, triggering ordinary income taxation on the outstanding loan balance to the extent it exceeds your cost basis in the Policy. Also, if you do not repay a Policy Loan, total outstanding Policy Debt is subtracted from the Death Benefit and Surrender Value otherwise payable.

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Surrenders and Withdrawals
Surrenders. While your Policy is in force, you may surrender the Policy. Your Policy terminates on the day we receive your written request, or the surrender effective date requested by you, whichever is later.
The Net Surrender Value equals the Policy Value, minus the surrender charge, minus any Policy Debt. The surrender charge is described in "Charges and Deductions - Surrender Charge" below. Upon surrender, we pay you the Net Surrender Value determined as of the day we receive your written request. We ordinarily pay you the Net Surrender Value of the Policy within seven days of our receiving your complete written request or on the effective surrender date you request, whichever is later. We may, however, postpone payment in the circumstances described in the "Policy Value - Postponement of Payments" section. The Policy cannot be reinstated once it is surrendered. You may receive the surrender proceeds in one sum or under any of the settlement options described in "Settlement Options" below. We have set forth the tax consequences of surrendering the Policy in "Federal Taxes" below.
Partial Withdrawals. General. While the Policy is in force after the first Policy Year, you may receive a portion of the Net Surrender Value by making a partial withdrawal from your Policy. The minimum partial withdrawal amount is $500. You may not withdraw an amount that would reduce the Net Surrender Value below $500 or reduce the Face Amount below $50,000. We deduct a partial withdrawal service fee of $10 from your withdrawal proceeds.
We subtract the amount withdrawn from your Policy Value. You may specify how much of your partial withdrawal you wish taken from each Sub-Account or from the Fixed Account. You may not withdraw from the Fixed Account more than the total withdrawal amount times the ratio of the Fixed Account to your total Policy Value immediately before the withdrawal.
You must request the partial withdrawal in writing. Your request is effective on the date received. We may, however, postpone payment in the circumstances described in the "Policy Value - Postponement of Payments" section. Before we pay any partial withdrawal, you must provide us with a completed withholding form.
Effect on Face Amount. If you have selected Death Benefit Option 1, a partial withdrawal reduces the Face Amount of your Policy as well as the Policy Value. We reduce the Face Amount by the amount of the partial withdrawal. The Face Amount after a partial withdrawal may not be less than $50,000. If you have previously increased the Face Amount of your Policy, your partial withdrawals first reduce the Face Amount of the most recent increase, then the most recent increases successively, then the coverage under the original Policy.
Under Option 2, a reduction in Policy Value as a result of a partial withdrawal typically results in a dollar for dollar reduction in the life insurance proceeds payable under the Policy.
Tax Consequences. The tax consequences of partial withdrawals are discussed in “Federal Taxes” below.

Settlement Options
We pay the surrender proceeds or Death Benefit proceeds under the Policy in one sum or under one of the Settlement Options that we then offer. The one sum payment may be paid in a single payment or deposited to an interest bearing account, if available. You may request a Settlement Option by notifying us in writing at the address given on the first page of this Prospectus. We transfer to our Fixed Account any amount placed under a Settlement Option, which amount will not be affected thereafter by the investment performance of the Separate Account. We do not permit surrenders or partial withdrawals after payment under a settlement option commences.
The amount applied to a Settlement Option must include at least $5,000 of Policy Value and result in installment payments of not less than $50. When the proceeds are payable, we inform you concerning the rate of interest we credit to funds left with us. We guarantee that the rate of interest will be at least 3.5%. We may pay interest in excess of the guaranteed rate.
We currently offer the five Settlement Options described below:
Option A - Interest. We hold the proceeds, credit interest to them and pay out the funds when the person entitled to them requests.
Option B - Fixed Payments. We pay a selected monthly income until the proceeds, and any interest credits, are exhausted.
Option C - Life Income Guaranteed Period Certain. We pay the proceeds in a monthly income for as long as the payee lives, or you may also select a guarantee period of between five and twenty years. If a guarantee period is selected, we make monthly payments at least until the payee dies. If the payee dies before the end of the guarantee period, we continue payments to a successor payee until the end of the guarantee period. If no guarantee period is selected or if the payee dies after the end of the guarantee period, we stop payments when the payee dies. It is possible for the payee to receive only one payment under this option, if the payee dies before the second payment is due and you did not choose a guarantee period. This Settlement Option is not available if settlement is to a non-natural Owner or non-natural Beneficiary.
Option D - Joint and Survivor. We pay the proceeds in a monthly income to two payees for as long as either payee is alive. Payments stop when both payees have died. It is possible for the payees to receive only one payment, if both payees die before

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the second payment is due. This Settlement Option is not available if settlement is to a non-natural Owner or non-natural Beneficiary.
Option E - Period Certain. We pay the proceeds in monthly installments for a specified number of years, from five to twenty-five years. If the payee dies before the end of the specified period, we pay the remaining guaranteed payments to a successor payee.
In addition, we may agree to other Settlement Option plans. Write or call us to obtain information about them.
You may request that the proceeds of the Policy be paid under a Settlement Option by submitting a request to us in writing before the death of the Insured. If at the time of the Insured’s death, no Settlement Option is in effect, the Beneficiary may choose a Settlement Option after the Death Benefit is payable and before it is paid. If you change the Beneficiary, the existing choice of Settlement Option becomes invalid and you may either notify us that you wish to continue the pre-existing choice of Settlement Option or select a new one.

Maturity
In most states, the Policies have no Maturity Date. Your Policy will continue after the Insured reaches age 100 as long as the Net Surrender Value is sufficient to cover Monthly Deductions. In those states, following the Insured’s 100th birthday, we will waive any cost of insurance charge or policy fee.
Policies issued in some states, however, are required to mature on the Maturity Date. In those states, if your Policy is in force on the Maturity Date, we pay you the Net Surrender Value in one sum or you may apply the Net Surrender Value to a Settlement Option.

Lapse and Reinstatement
Lapse and Grace Period. If the Net Surrender Value is less than the Monthly Deduction due on a Monthly Deduction Day and the Safety Net Premium feature is not in effect, your Policy may lapse. We give you a 61-day Grace Period in which to pay an adequate amount of additional Premium to keep the Policy in force after the end of the Grace Period.
At least 30 days before the end of the Grace Period, we send you a notice.
The Policy continues in effect through the Grace Period. If the Insured dies during the Grace Period, we pay a Death Benefit in accordance with your instructions. However, we reduce the proceeds by an amount equal to Monthly Deduction(s) due and unpaid. See “Death Benefits and Optional Insurance Benefits” on page 20. If you do not pay us the amount shown in the notice before the end of the Grace Period, your Policy ends at the end of the Grace Period.
Reinstatement. If the Policy lapses, you may apply for reinstatement by paying to us the reinstatement Premium and any applicable charges required under the Policy. You must request reinstatement within five years of the date the Policy entered a Grace Period. The reinstatement Premium equals an amount sufficient to (1) cover all unpaid Monthly Deductions for the Grace Period, and (2) keep your Policy in force for three months. If a Policy Loan was outstanding at the time of your Policy’s lapse, you must either repay or reinstate the loan before we reinstate your Policy. In addition, we may require you to provide evidence of insurability satisfactory to us. The Face Amount upon reinstatement cannot exceed the Face Amount of your Policy at its lapse. The Policy Value on the reinstatement date reflects the Policy Value at the time of termination of the Policy plus the Premium paid at the time of reinstatement. All Policy charges continue to be based on your original Issue Date. You cannot reinstate the Policy once it has been surrendered.

Cancellation and Conversion Rights
Free-Look Period. You may cancel your Policy by returning it to us within ten (10) days after you receive it, or after whatever longer period may be permitted by state law. If you return your Policy, the Policy terminates and, in most states, we pay you an amount equal to your Policy Value on the date we receive the Policy from you, plus any charges previously deducted. Your Policy Value usually reflects the investment experience of the Sub-Accounts and the Fixed Account as you have allocated your Net Premium. In some states, however, we are required to send you the amount of your Premiums. In those states, our current procedure is to allocate any Premium received before the end of the free-look period as described in “Allocation of Premium” above. In the future, however, if you live in one of those states, we reserve the right to delay allocating your Premiums to the Sub-Accounts you have selected until 10 days after the Issue Date or, if your state’s free-look period is longer than ten days, for ten days plus the period required by state law. We will allocate Premiums received during that time to the Fixed Account. Since state laws differ as to the consequences of returning a Policy, you should refer to your Policy for specific information about your circumstances.
Conversion. In addition, during the first two Policy Years or the first two years after an increase in the Face Amount, if the Policy is in force you may amend the Policy to convert it into a non-variable universal life insurance policy. We will accomplish this by transferring all of your Policy Value to the Fixed Account and ending your right under the Policy to allocate Policy Value to the Sub-Accounts. We will not require evidence of insurability. We will not charge you to perform this amendment.

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The net amount at risk (i.e., the difference between the Death Benefit and the Policy Value) under the amended policy will be equal to or less than the net amount at risk under the previous coverage. Premiums and charges under the amended policy will be based on the same risk classification as the previous coverage.

Charges and Deductions
Premium Tax Charge and Premium Expense Charge. Before we allocate a Premium to the Policy Value, we subtract the Premium Tax Charge and the Premium Expense Charge.
The Premium Expense Charge equals 3.5% of all Premiums for the first ten policy years, and 1.5% thereafter. Of this charge, 2% of the 3.5% charge in the first ten policy years is intended to help us pay for: (a) actual sales expenses, which include agents’ sales commissions and other sales and distribution expenses; and (b) certain Federal taxes and other expenses related to the receipt of Premiums.
The Premium Tax Charge equals 2.5% of all Premiums. We do not vary the Premium Tax Charge to reflect the actual premium tax rate in individual states, or the absence of premium tax in certain states. Accordingly, the portion of this charge attributable to state premium taxes may be more or less than the premium taxes assessed in your state. We may impose the Premium Tax Charge in states that do not impose a premium tax. State premium tax rates vary from 0% to 4%. The current North Carolina premium tax rate is 1.9% of the gross premium collected.
Monthly Deduction. On the Issue Date and on each Monthly Deduction Day, we deduct from your Policy Value a Monthly Deduction to cover certain charges and expenses in connection with the Policy. The Monthly Deduction is the sum of the following four items:

1)	the Policy Fee;

2)	the mortality and expense risk charge;

3)	the cost of insurance charge for your Policy; and

4)	the cost of additional benefits provided by a rider, if any.
We allocate the mortality and expense risk charge pro rata among the Sub-Accounts in proportion to the amount of your Policy Value in each Sub-Account. We allocate the remainder of the Monthly Deduction pro rata among the Sub-Accounts and the Fixed Account, unless you specify otherwise.
Policy Fee. The monthly policy fee is $7.50 per month. This charge compensates us in part for administrative expenses such as salaries, postage, telephone, office equipment and periodic reports. In those states that do not have maturity date, the Policy Fee is waived after the Insured’s age 100.
Mortality and Expense Risk Charge. For the first fourteen Policy Years, the monthly mortality and expense risk charge is calculated at an annual rate of 0.72% of the net Policy Value allocated to the Sub-Accounts. Thereafter, we intend to charge an annual rate of 0.36%, and we guarantee that we will not charge more than 0.48%. The mortality and expense risk charge is not assessed against your Policy Value in the Fixed Account. This charge compensates us for the mortality and expense risks that we assume in relation to the Policies. The mortality risk assumed includes the risk that the cost of insurance charges specified in the Policy will be insufficient to meet claims. We also assume a risk that, on the Monthly Deduction Day preceding the death of an Insured, the Death Benefit will exceed the amount on which the cost of insurance charges were based. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the administrative charges set in the Policy.
Cost of Insurance Charge. The cost of insurance is determined monthly. The cost of insurance charge is determined by multiplying the applicable current cost of insurance rate per $1,000 by the net amount risk for each Policy Month. The Net Amount at Risk is (a) - (b), where: (a) is the Death Benefit as of the prior Monthly Deduction Day divided by 1.0032737; and (b) is the Policy Value as of the prior Monthly Deduction Day. The cost of insurance rate is individualized depending on the Insured’s age at issue of the Policy, Policy Year, sex and payment class, thus, the rate differs from year to year. The rates are determined by us, but they will never be more than the guaranteed rates shown in your Policy. Please see the following example.

Example (40-Year Old Non-Smoking Male):
Face Amount	$150,000
Death Benefit Option	1
Policy Value on the Prior Monthly Deduction Day	$30,000
Insured’s Attained Age	40
Corridor Percentage	250%
Death Benefit	$150,000
On the Monthly Deduction Day in this example, the Death Benefit as then computed would be $150,000, because the Face Amount ( $150,000) is greater than the Policy Value multiplied by the applicable corridor percentage ($30,000 × 250% = $75,000). Since the

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Policy Value on that date is $30,000, the cost of insurance charges per $1000 are applied to the difference in the net amount at risk of $119,510.55(( $150,000/1.0032737) - $30,000).
Assume that the Policy Value in the above example was $70,000. The Death Benefit would then be $175,000( 250% × $70,000), since this is greater than the Face Amount ( $175,000). The cost of insurance rates in this case would be applied to the net amount at risk of $104,428.97 (($175,000/1.0032737) - $70,000).
The Policy Value may vary monthly, based on the investment performance of the Sub-Accounts you have selected, the addition of interest credited to your Fixed Account (if any), the deduction of charges, and any other Policy transaction. Under Policies with an Option 1 Death Benefit, increases in the Policy Value generally decrease the net amount at risk; conversely, decrease in the Policy Value increase the net amount at risk. Since the cost of insurance charge is based on the net amount at risk, your cost of insurance charge probably will be correspondingly different each month. Under Policies with an Option 2 Death Benefit, however, the net amount at risk does not vary with changes in the Policy Value, unless your Policy’s death benefit is determined under a corridor percentage. In that circumstance, increases in the Policy Value increase the net amount at risk. See “Policy Value” on page 13. Accordingly, a change in the Policy Value does not affect your monthly cost of insurance charge, unless it increases your net amount at risk.
We determine the cost of insurance charge separately for the initial Face Amount and each subsequent increase. The cost of insurance charge for increases reflects circumstances, such as the Insured’s age and health status, at the time of the increase. The cost of insurance charge covers our anticipated mortality costs for standard and substandard risks. We determine the current cost of insurance rates, but we guarantee that we will never charge you a cost of insurance rate higher than the guaranteed cost of insurance rates shown in the Policy.
We base the cost of insurance rate on the sex, issue age, Policy Year and premium rating class of the Insured, and on the Face Amount. However, we issue unisex policies in Montana and in connection with Qualified Plans. We charge a lower current cost of insurance rate for Policies with a Face Amount of $200,000 or above and further lower the current rate for Policies with a Face Amount of $1,000,000 or above. If an increase in Face Amount of your Policy would raise the total Face Amount above one of these break points, only the amount of the increase above the breakpoint is eligible for a lower current cost of insurance rate. Although we base the current cost of insurance rate on our expectations as to future mortality experience, that rate will never exceed a maximum cost of insurance rate based on the 1980 Commissioners Standard Ordinary (“1980 CSO”) Smoker and Non-Smoker Mortality Table based on the Insured’s sex and age last birthday. Our cost of insurance rates for unisex Policies will never exceed a maximum based on the 1980 CSO Table B assuming a blend of 80% male and 20% female lives.
If we ever charge you a cost of insurance rate during the first five Policy Years that is greater than the rate provided by the rate scale in effect on the Issue Date we will notify you. For 60 days after we mail that notice, you may surrender your Policy without paying any surrender charge.
In those states that do not have a Maturity Date, beginning on the Policy Anniversary following the Insured’s 100th birthday, we waive all cost of insurance charges and monthly policy fees.
Rider Charges. If your Policy includes one or more riders, a charge applicable to each rider you purchased is made from your Policy Value each month. The charge is to compensate us for the anticipated cost of providing these benefits and is specified on the applicable rider. The Rider Charges are summarized in the table on page 10 of this Prospectus. For a description of the optional riders, see “Optional Insurance Benefits” beginning on page 21.
Separate Account Income Taxes. We are not currently deducting or maintaining a provision for taxes. In the future, however, we may establish a provision for taxes if we determine, in our sole discretion, that we will incur a tax from the operation of the Separate Account. We will deduct for any taxes we incur as a result of the operation of the Separate Account, whether or not we previously made a provision for taxes and whether or not it was sufficient.
Portfolio Charges. You indirectly bear the charges and expenses of the Portfolios whose shares are held by the Sub-Accounts to which you allocate your Policy Value. The third table in “Fee Tables” above contains a summary of current estimates of those charges and expenses. These charges and expenses are deducted from the assets of the Portfolios. For more detailed information, please refer to the Prospectuses for the appropriate Portfolios.
We receive compensation from the investment advisors or administrators of some of the Portfolios. Such compensation is consistent with the services we provide or the cost savings resulting from the arrangement and therefore may differ between Portfolios. Such compensation typically is a percentage of the Separate Account assets invested in the relevant Portfolio and generally may range up to 0.25% annually of net assets. We receive Rule 12b-1 fees or service fees directly from some of the Portfolios for providing certain services primarily intended to assist in the account servicing of the Portfolios’ shares held by corresponding Sub-Accounts.
Surrender Charge. If you surrender your Policy, we may subtract a surrender charge from the surrender proceeds. The surrender charge equals the amount shown in the surrender charge table in your Policy, plus any additional surrender charge due to increases in the Face Amount of your Policy. The amount of the surrender charge decreases over time.
Initial Surrender Charge. When we issue your Policy, we determine the initial surrender charge. To determine the initial surrender charge, we multiply the Initial Face Amount of your Policy by a rate per thousand dollars of Face Amount. The applicable rate depends

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on the Insured’s age at issue, sex and status as a smoker or non-smoker. For example, if the Insured is age 40 when your Policy is issued, the applicable rates per thousand are as follows:

Male Non-Smoker	$19.50
Male Smoker	$23.72
Female Non-Smoker	$17.28
Female Smoker	$19.24
Unisex Non-Smoker	$19.06
Unisex Smoker	$22.82
Accordingly, if the Insured were a male non-smoker age 40 and the Policy’s Face Amount were $150,000, the surrender charge initially would be $2,925.
The rates for each category are greater or lesser according to the age of the Insured when your Policy is issued. The maximum rates are as follows:

Male Non-Smoker	$53.98
Male Smoker	$54.11
Female Non-Smoker	$53.74
Female Smoker	$54.01
Unisex Non-Smoker	$53.72
Unisex Smoker	$54.01
If you surrender your Policy after fourteen Policy Years have elapsed, we do not charge a surrender charge (unless you have increased the Face Amount of your Policy, as explained below). Before that time, we determine the applicable surrender charge by multiplying the initial surrender charge on your Policy by the appropriate surrender charge percentage for the Policy Year in which the surrender occurs. The applicable surrender charge percentage depends on the Insured’s sex, age when your Policy was issued, and the number of years elapsed since your Policy was issued. For example, the following surrender charge percentage rates would apply if the Insured were 40 years old when your Policy was issued:

POLICY YEAR	Male, Nonsmoker Age 40	Male, Smoker Age 40	Female, Nonsmoker Age 40	Female, Smoker Age 40	Unisex, Nonsmoker Age 40	Unisex, Smoker Age 40
1	100%	100%	100%	100%	100%	100%
2	100%	100%	100%	100%	100%	100%
3	100%	100%	100%	100%	100%	100%
4	100%	100%	100%	100%	100%	100%
5	100%	100%	100%	100%	100%	100%
6	91%	91%	91%	91%	91%	91%
7	82%	82%	82%	82%	82%	82%
8	73%	73%	73%	73%	73%	73%
9	64%	64%	64%	64%	64%	64%
10	55%	55%	55%	55%	55%	55%
11	46%	46%	46%	46%	46%	46%
12	37%	37%	37%	37%	37%	37%
13	28%	28%	28%	28%	28%	28%
14	18%	18%	18%	18%	18%	18%
15	0%	0%	0%	0%	0%	0%
Thus, in the example given above, if the Policy were surrendered during the 10th Policy Year, the surrender charge would equal $1,608.75($2,925 × 55%). A different surrender charge percentage rate might apply if the Insured is older than 40 when the Policy is issued.
Surrender Charge on Increases in Initial Face Amount. If you increase the Initial Face Amount of your Policy, we determine an additional surrender charge amount applicable to the amount of the increase. We determine the initial amount of the additional surrender charge using the same formula and rates used in determining the initial surrender charge, except that we use the Insured’s age and smoking status at the time of the increase, rather than at the time your Policy was issued.
The surrender charge on the increase also decreases over a fourteen Policy Year period, starting from the effective date of the increase. The schedule of surrender charge percentages applicable to the additional surrender charge is based on the Insured’s age at the time

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of the increase. If you surrender your Policy or make a partial withdrawal, we separately calculate the surrender charge applicable to the Initial Face amount and each increase and add those amounts to determine the total surrender charge.
If you decrease the Face Amount, the applicable surrender charge remains the same.
We include in your Policy a table showing the surrender charge rates and the surrender charge percentages applicable under the Policies. For additional information concerning the rates applicable to you, please consult your agent. In addition, a table of the applicable rates is on file with the SEC as an exhibit to the registration statement for the Policies.
The Premium Expense Charge (in part) and the surrender charge are imposed to cover our actual sales expenses, which include agents’ sales commissions and other sales and distribution expenses. We expect to recover total sales expenses of the Policies over the life of the Policies. However, the Premium Expense Charge and surrender charge paid with respect to a particular Policy may be higher or lower than the distribution expenses we incurred in connection with that Policy. To the extent distribution costs are not recovered by these charges, we may make up any shortfall from the assets of our general account, which includes funds derived from the mortality and expense charge on the Separate Account assets and the other charges imposed under the Policies.
We do not subtract any portion of the then applicable surrender charge from a partial withdrawal. We do, however, subtract a partial withdrawal service fee of $10 from the amount withdrawn, to cover our expenses relating to the partial withdrawal.
Transfer Fee. We currently are not charging a transfer fee. The Policy, however, permits us to charge a transfer fee of $10 on the second and each subsequent transaction in each calendar month in which transfer(s) are effected between Sub-Account(s) and/or the Fixed Account. We will notify you if we begin to charge this fee.
We will deduct the transfer fee from the Policy Value that remains in the Sub-Account(s) or Fixed Account from which we process your transfer. If that amount is insufficient to pay the transfer fee, we will deduct the fee from the transferred amount.

General Policy Provisions
Beneficiaries. You name the original Beneficiary(ies) and Contingent Beneficiary(ies) in the application for the Policy. You may change the Beneficiary or Contingent Beneficiary at any time, except irrevocable Beneficiaries may not be changed without their consent.
You must request a change of Beneficiary in writing. We provide a form to be completed, signed and filed with us. Your request for a change in Beneficiary or Contingent Beneficiary takes effect upon our filing of a signed and completed form, effective as of the date you signed the form. Until we receive your change instructions, we are entitled to rely on your most recent instructions in our files. Accordingly, we are not liable for making a payment to the person shown in our files as the Beneficiary or treating that person in any other respect as the Beneficiary, even if instructions that we subsequently receive from you seek to change your Beneficiaries effective as of a date before we made the payment or took the action in question.
If you name more than one Beneficiary, we divide the Death Benefit among your Beneficiaries according to your most recent written instructions. If you have not given us written instructions, we pay the Death Benefit in equal shares to the Beneficiaries. If one of the Beneficiaries dies before you, we divide the Death Benefit among the surviving Beneficiaries.
Different rules may apply if your Policy was issued in connection with a Qualified Plan.
Assignment. You may assign your Policy as collateral security, unless it was issued in connection with a Qualified Plan. You must notify us in writing if you assign the Policy. Until we receive notice from you, we are not liable for any action we may take or payments we may make that may be contrary to the terms of your assignment. We are not responsible for the validity of an assignment. Your rights and the rights of the Beneficiary may be affected by an assignment.
Dividends. We do not pay any dividend under the Policies.

About Us
Lincoln Benefit Life Company. Lincoln Benefit Life Company is a stock life insurance company engaged in the business of writing life insurance. Our offices are located at 1221 N Street, Suite 200, Lincoln, NE 68508; however, our mailing address is P.O. Box 1538, Jacksonville, IL 62651-1538. Please see also “General Information and History” in the SAI.
The Separate Account. Lincoln Benefit Life Variable Life Account is a segregated asset account of Lincoln Benefit. Lincoln Benefit owns the assets of the Separate Account, but we hold them separate from our other assets. To the extent that these assets are attributable to the Policy Value of the Policies offered by this Prospectus, these assets may not be used to pay any liabilities of Lincoln Benefit other than those arising from the Policies. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to the income, gains, losses or any investment experience of Lincoln Benefit’s other assets. Lincoln Benefit is obligated to pay all amounts promised to Policy Owners under the Policies.

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The Separate Account is divided into Sub-Accounts. The assets of each Sub-Account are invested in the shares of one of the Portfolios. We do not guarantee the investment performance of the Separate Account, its Sub- Accounts or the Portfolios. Values allocated to the Separate Account rise and fall with the values of shares of the Portfolios and are also reduced by Policy charges. We use the Separate Account to fund the Policies and our other variable universal life insurance policies. We account separately for each type of variable life insurance policy funded by the Separate Account.

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Federal Taxes
Introduction. The following discussion is general and is not intended as tax advice. Lincoln Benefit makes no guarantee regarding the tax treatment of any Policy or transaction involving a Policy. Federal, state, local and other tax consequences of ownership or purchase of a life insurance policy depend upon your circumstances. Our general discussion of the tax treatment of this Policy is based on our understanding of federal income tax laws as they are currently interpreted. A detailed description of all federal income tax consequences regarding the purchase of this Policy cannot be made in the Prospectus. For detailed information, you should consult with a qualified tax advisor familiar with your situation. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a qualified tax advisor.
Taxation of the Company and the Separate Account.
Lincoln Benefit is taxed as a life insurance company under Part I of Subchapter L of the Tax Code. The Separate Account is not an entity separate from Lincoln Benefit and its operations form a part of Lincoln Benefit. Therefore, the Separate Account is not taxed separately as a “Regulated Investment Company” under Subchapter M of the Tax Code. Investment income and realized capital gains are automatically applied to increase reserves under the Policies to the extent permitted by federal tax law. Under current federal tax law, Lincoln Benefit believes that the Separate Account investment income and realized net capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Policies. Generally, reserves are amounts that Lincoln Benefit is legally required to accumulate and maintain in order to meet future obligations under the Policies. Lincoln Benefit does not anticipate that it will incur any federal income tax liability attributable to the Separate Account. Therefore, we do not intend to make provisions for any such taxes. If we incur tax associated with a Separate Account, then we may impose a charge against the Separate Account in order to make provisions for any such taxes.
Taxation of Policy Benefits. In order to qualify as a life insurance policy for federal income tax purposes, the policy must meet the definition of a life insurance policy set forth in Section 7702 of the Tax Code. Section 7702 limits the amount of premiums that may be invested in a policy that qualifies as life insurance. The Policy is structured to meet the Section 7702 definition of a life insurance policy. This means that the Death Benefit is generally excluded from the Beneficiary’s gross income under Section 101(a) of the Tax Code and you are generally not taxed on increases in the Policy Value until a distribution occurs.
If the Death Benefit is not received in one sum and is, instead, applied under one of the settlement options, payments generally will be prorated between amounts attributable to the Death Benefit, which will generally be excludable from the Beneficiary’s income, and amounts attributable to earnings on that income (occurring after the Insured’s death), which will be includable in the Beneficiary’s income.
If a Policy fails to qualify as life insurance under Section 7702, the Policy will not provide any of the tax advantages normally provided by life insurance. Lincoln Benefit has the right to amend the Policies to comply with any future changes in the Tax Code, any regulations or rulings under the Tax Code and any other requirements imposed by the Internal Revenue Service.
If you surrender the Policy, you are subject to income tax on the portion of the distribution that exceeds the investment in the contract. The investment in the contract is the gross Premium paid for the Policy minus any amounts previously received from the Policy if such amounts were properly excluded from your gross income. If your Policy is not a Modified Endowment Contract, policy loans are not treated as taxable distributions. Interest paid on a Policy loan is generally not deductible. You are generally taxed on partial withdrawals to the extent the amount distributed exceeds the investment in the contract. In certain situations, partial withdrawals or reduction in benefits during the first fifteen years of the Policy may result in a taxable distribution before the investment in the contract is recovered even if the policy is not a Modified Endowment Contract. Withdrawals and loans from Modified Endowment Contracts are subject to less favorable tax treatment. Loans, if not repaid, and withdrawals reduce the contract’s death benefit and cash value. For an additional discussion of Modified Endowment Contracts, please see “Federal Taxes - Modified Endowment Contracts” on page 32.
If you are Owner and Insured under the Policy, the Death Benefit will be included in your gross estate for federal estate tax purposes. Even if the Insured is not the Owner but retains incidents of ownership in the Policy, the Death Benefit will also be included in the Insured’s gross estate. Examples of incidents of ownership include the right to:

•	change beneficiaries,

•	assign the Policy,

•	revoke an assignment,

•	pledge the Policy, or

•	obtain a Policy loan.
If you are Owner and Insured under the Policy, and you transfer all incidents of ownership in the Policy, the Death Benefit will be included in your gross estate if you die within three years from the date of the ownership transfer. State and local estate and inheritance taxes may also apply. In addition, certain transfers of the Policy or Death Benefit, either during life or at death, to individuals two or

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more generations below the transferor may be subject to the federal generation skipping transfer tax. This rule also applies if the transfer is to a trust for the benefit of individuals two or more generations below the transferor.
The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. If you are contemplating the use of a Policy in any of these arrangements, you should consult a qualified tax advisor regarding the tax attributes of the particular arrangement. We no longer sell life insurance contracts to corporate and self-employed tax-qualified retirement pension and profit sharing plans subject to Section 401.
Employer Owned Life Insurance (a.k.a. “COLI”). The Pension Reform Act, enacted in 2006, includes provisions affecting the taxation of Death Benefits paid from policies owned by “Employers.” Although these policies are commonly referred to as Corporate Owned Life Insurance (“COLI”), the term “Employer” includes any person or non-natural entity such as a partnership, LLC, or corporation, which is engaged in a trade or business. The term Employer also includes a person or entity related to the policyholder under the attribution rules of Tax Code sections 267(b) or 707(b)(1), and any person or entity engaged in a trade or business which is under common control with the policyholder.
Generally for contracts issued to employers after August 17, 2008, the portion of the Death Benefit in excess of the premiums or other amounts the employer paid for the policy will be treated as income unless:

•	the insured was an employee within 12 months of death;

•	proceeds are paid to the insured's beneficiary;

•	proceeds are used to buy back any equity interest owned by the insured at the time of death; or

•	the insured was a “highly compensated employee” or “highly compensated individual.”
For purposes of the COLI rules, “highly compensated employees” are:

•	more than 5% owners;

•	directors; and

•	anyone else in the top 35% of employees ranked by pay.
“Highly compensated individuals” are individuals who are:

•	more than 10% owners;

•	one of the five highest paid officers; or

•	among the highest paid 35% of all employees.
The new COLI provision also includes notice and consent requirements, and reporting requirements.
Modified Endowment Contracts. A life insurance policy is treated as a “Modified Endowment Contract” under Section 7702A of the Tax Code if it meets the definition of life insurance in Section 7702, but fails the “seven-pay” test of Section 7702A. The seven-pay test limits the amount of premiums that can be paid into the contract before the Policy will become a Modified Endowment Contract. We will not accept any Premiums that cause the Policy to become a Modified Endowment Contract unless we receive from you a written acknowledgment that the Policy will become a Modified Endowment Contract. An exchange under Section 1035 of the Tax Code of a life insurance policy that is not a Modified Endowment Contract will not cause the new policy to be a Modified Endowment Contract if no additional premiums are paid. An exchange under Section 1035 of the Code of a life insurance policy that is a Modified Endowment Contract for a new life insurance policy will always cause the new policy to be a Modified Endowment Contract.
If your Policy is not issued as a Modified Endowment Contract, it can become a Modified Endowment Contract under certain circumstances. If your Policy is materially changed at any time, your policy must be tested to determine whether it has become a Modified Endowment Contract. A material change includes certain increases in the policy’s death benefit and the addition or increase of certain riders, rate class changes, and certain changes to Death Benefit Options. Your Policy will be treated as though it were a new contract on the day the material change takes effect, a new seven-pay limit will be calculated, and a new seven-pay period will begin. Additionally, if the benefits provided by your Policy are reduced or certain changes to Death Benefit Options occur during the first 7 years of the policy or during a “seven-pay period”, the seven-pay test will be applied as though the policy were initially issued with the reduced benefits. If the cumulative premiums paid into the Policy prior to the reduction in benefits are in excess of the seven-pay limit for the reduced benefit, then your policy will become a Modified Endowment Contract.
If a contract is classified as a Modified Endowment Contract, the Death Benefit will still qualify for the exclusion from gross income, and increases in Policy value are not subject to current taxation unless withdrawn or otherwise accessed. If you receive any amount as a Policy loan (including unpaid interest that is added to the loan balance) from a Modified Endowment Contract, or assign or pledge any part of the value of the Policy, such amount is treated as a distribution. Withdrawals and distributions made from a Modified

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Endowment Contract before the Insured’s death are treated as taxable income first, then as recovery of the investment in the contract. The taxable portion of any distribution from a Modified Endowment Contract is subject to an additional 10% penalty tax, except as follows:

•	distributions made on or after the date on which the taxpayer attains age 59½;

•	distributions attributable to the taxpayer’s becoming disabled (within the meaning of Section 72(m)(7) of the Tax Code); or

•
any distribution that is part of a series of substantially equal periodic payments (paid not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his or her beneficiary.

All Modified Endowment Contracts that are issued within any calendar year to the same owner by one company or its affiliates shall be treated as one Modified Endowment Contract in determining the taxable portion of any distributions from any of the contracts required to be aggregated.
Income Tax Withholding. Generally, Lincoln Benefit is required to withhold federal income tax at a rate of 10% from taxable distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold the required 10% of the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory. Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.
Generally, code Section 1441 provides that Lincoln Benefit, as a withholding agent, must withhold 30% of the taxable amounts paid to a non-resident alien not subject to FATCA. Certain payees may be subject to the Foreign Accounts Tax Compliance Act (FATCA) which would require 30% mandatory withholding for certain entities. Please see your personal tax advisor for additional information regarding FATCA. A non-resident alien is someone other than a U.S. citizen or resident alien. We require an original IRS Form W-8 to certify the owners’ foreign status. Withholding on taxable distributions may be reduced or eliminated if covered by an income tax treaty between the U.S. and the non-resident alien’s country of residence. The U.S. does not have a tax treaty with all countries nor do all tax treaties provide an exclusion or lower withholding rate for taxable life insurance distributions.
Diversification Requirements. For a Policy to qualify as a variable life insurance policy for federal tax purposes, the investments in the Separate Account must be “adequately diversified” consistent with standards under Treasury Department regulations. If the investments in the Separate Account are not adequately diversified, the Policy will not be treated as a variable life insurance policy for federal income tax purposes. As a result, you will be taxed on the excess of the Policy Value over the investment in the contract. Although Lincoln Benefit does not have control over the Portfolios or their investments, we expect the Portfolios to meet the diversification requirements.
Ownership Treatment. The IRS has stated that you will be considered the owner of Separate Account assets if you possess incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of the Separate Account investments may cause a policy owner to be treated as the owner of the Separate Account. The Treasury Department also stated that future guidance would be issued regarding the extent that owners could direct Subaccount investments without being treated as owners of the underlying assets of the Separate Account.
Your rights under the Policy are different than those described by the IRS in private and public rulings in which it found that policy owners were not owners of separate account assets. For example, if your Policy offers more than twenty (20) investment alternatives you have the choice to allocate premiums and policy values among a broader selection of investment alternatives than described in such rulings. You may be able to transfer among investment alternatives more frequently than in such rulings. These differences could result in your being treated as the owner of the Separate Account. If this occurs, income and gain from the Separate Account assets would be includible in your gross income. Lincoln Benefit does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your Policy. We reserve the right to modify the Policy as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Separate Account. However, we make no guarantee that such modification to the Policy will be successful.
Other Tax Considerations. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each Policy owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.
Under certain circumstances, the Tax Code may impose a generation-skipping transfer (“GST”) tax when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Tax Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

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The potential application of these taxes underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Reportable Policy Sale. The Tax Cuts and Jobs Act of 2017 included additional reporting requirements for any reportable policy sale occurring after December 31, 2017. A Reportable Policy Sale occurs when a person (buyer) acquires, directly or indirectly, a life insurance contract or any interest in such a contract with no substantial family, business, or financial relationship with the insured. The buyer is required to provide us with information related to the reportable policy sale to ensure proper reporting. The Tax Cuts and Jobs Act of 2017 also modified the transfer for value rules. The potential application of these requirements underscores the importance of seeking guidance from a qualified advisor before entering into a reportable policy sale.
Medicare Tax on Investment Income. Beginning in 2013, the 3.8% Medicare tax on investment income applies to individuals whose income exceeds certain threshold amounts. You should consult a tax advisor about the impact of this tax on distributions from the Policy.

Distribution
Allstate Distributors, L.L.C. (“ADLLC”), located at 3075 Sanders Road, Northbrook, IL 60062-7127, serves as distributor of the Policies. ADLLC is a wholly owned subsidiary of Allstate Life Insurance Company. ADLLC is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (“FINRA”).
ADLLC does not sell Policies directly to purchasers. ADLLC enters into selling agreements with affiliated and unaffiliated broker-dealers and banks to sell the Policies through their registered representatives. The broker-dealers are registered with the SEC and are FINRA member firms. Their registered representatives are licensed as insurance agents by applicable state insurance authorities and appointed as agents of Lincoln Benefit in order to sell the Policies. Policies also may be sold by representatives or employees of banks that may be acting as broker-dealers without separate registration under the Exchange Act, pursuant to legal and regulatory exceptions.
Lincoln Benefit offered the Policies on a continuous basis until September 13, 2004. The Policies were sold by registered representatives of broker-dealers who were our licensed insurance agents, either individually or through an incorporated insurance agency. Registered representatives may be eligible for a trail commission of 0.70% of Policy Value on Policies that have been in force for at least five years. In addition, certain bonuses and managerial compensation may be paid. We pay all such commissions and incentives.
Commissions payable to sales representatives for the sale of the Policy are calculated based on the total Premium payments. If you purchased a Primary Insured Rider, the commissions will vary depending on the allocation of your coverage between the base Policy and the Primary Insured Rider. The same initial Death Benefit will result in the highest commission when there is no Primary Insured Rider, with the commission declining as the portion of the Death Benefit coverage allocated to the Primary Insured Rider increases. Thus, the lowest commission amount is payable when the maximum Primary Insured Rider is purchased.
To the extent permitted by FINRA rules and other applicable laws and regulations, we may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. We may not offer the arrangements to all broker-dealers and banks and the terms of the arrangement may differ among broker-dealers and banks.
Individual registered representatives, broker-dealers, banks, and branch managers within some broker-dealers and banks participating in one of these compensation arrangements may receive greater compensation for selling the contract than for selling a different contract that is not eligible for the compensation arrangement. While we take the compensation into account when establishing contract charges, any such compensation will be paid by us or ADLLC and will not result in any additional charge to you. Your registered representative can provide you with more information about the compensation arrangements that apply to the sale of the contract.
ADLLC compensates its representatives who act as wholesalers, and their sales management personnel, for Policy sales. This compensation is based on a percentage of premium payments and/or a percentage of Policy values. The underwriting agreement with ADLLC provides that we will reimburse ADLLC for expenses incurred in distributing the Policies, including any liability to Policy Owners arising out of services rendered or Policies issued.
Lincoln Benefit and ADLLC have also entered into wholesaling agreements with certain independent contractors and their broker-dealers. Under these agreements, compensation based on a percentage of premium payments and/or Contract values is paid to the wholesaling broker-dealer for the wholesaling activities of their registered representative.

Legal Proceedings
There are no pending material legal proceedings to which the Separate Account or principal underwriter is a party. Lincoln Benefit is engaged in routine lawsuits, which, in our management’s judgment, are not of material importance to its respective total assets or material with respect to the Separate Account.

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Legal Matters
Matters of Nebraska law pertaining to the Policy, including the validity of the Policy and our right to issue the Policy under Nebraska law, have been passed upon by Lamson, Dugan & Murray LLP, Omaha, Nebraska.

Financial Statements
The financial statements of the Separate Account as of December 31, 2017 and for each of the two years in the period ended December 31, 2017, the financial statements and related financial statement schedules of Lincoln Benefit Life Company as of December 31, 2017 and December 31, 2016, for each of the three years in the period ended December 31, 2017, and the accompanying Reports of Independent Registered Public Accounting Firms appear in the Statement of Additional Information.

Cyber Security Risks
We are at risk for cyber security failures or breaches of our information and processing systems and the systems of our business partners that could have negative impacts on you.   These impacts include, but are not limited to, potential financial losses under your Policy, your inability to conduct transactions under your Policy, our inability to calculate your Policy’s values, and the disclosure of your personal or confidential information. For more information about these cyber security risks, see the SAI.

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Glossary of Special Terms
Please refer to this list for the meaning of the following terms:
Accumulation Unit - An accounting unit of measurement, which we use to calculate the value of a Sub-Account.
Age - The Insured’s age at his or her last birthday.
Attained Age - The Insured’s age at the last Policy Anniversary.
Beneficiary(ies) - The person(s) named by you to receive the Death Benefit under the Policy. You name the original Beneficiary(ies) and Contingent Beneficiary(ies) in the application for the Policy. You may change the Beneficiary or Contingent Beneficiary at any time, except irrevocable Beneficiaries may not be changed without their consent
Death Benefit - The amount payable to the Beneficiary under the Policy upon the death of the Insured, before payment of any unpaid Policy Debt or Policy Charges.
Face Amount - The initial amount of insurance under your Policy, adjusted for any changes in accordance with the terms of your Policy.
Fixed Account - The portion of the Policy Value allocated to our general account.
Grace Period - A 61-day period during which the Policy remains in force so as to permit you to pay sufficient additional Premium to keep the Policy from lapsing.
Insured - The person whose life is Insured under the Policy.
Issue Date - The date on which the Policy is issued, which shall be used to determine Policy Anniversaries, Policy Years and Policy Months.
Loan Account - An account established for amounts transferred from the Sub-Accounts and the Fixed Account as security for outstanding Policy loans.
Maturity Date - In states where the Policy has a Maturity Date, it is the Policy Anniversary following the Insured’s 100th birthday. In most states, the Policy does not have a Maturity Date.
Monthly Automatic Payment - A method of paying a Premium each month automatically, for example by bank draft or salary deduction.
Monthly Deduction - The amount deducted from Policy Value on each Monthly Deduction Day for the policy fee, mortality and expense risk charge, cost of insurance charge, and the cost of any benefit riders.
Monthly Deduction Day - The same day in each month as the Issue Date. If a month does not have that day, the deduction will be made as of the last day of the month. The day of the month on which Monthly Deductions are taken from your Policy Value.
Net Death Benefit - The Death Benefit, less any Policy Debt.
Net Investment Factor - The factor we use to determine the change in value of an Accumulation Unit in any Valuation Period. We determine the Net Investment Factor separately for each Sub-Account.
Net Policy Value - The Policy Value, less any Policy Debt.
Net Premium - The Premium less the Premium Tax Charge and the Premium Expense Charge.
Net Surrender Value - The Policy Value less any applicable surrender charges and less any unpaid Policy Debt. The Net Surrender Value must be positive for the Policy to remain in effect, unless the Safety Net Premium feature is in effect.
Policy Anniversary - The same day and month as the Issue Date for each subsequent year the Policy remains in force.
Policy Debt - The sum of all unpaid Policy loans and accrued loan interest.
Policy Month - A one month period beginning on the same day of the month as the issue date of the policy.
Policy Owner (“You” “Your”) - The person(s) having the rights and privileges of ownership defined in the Policy. The Policy Owner may or may not be the same person as the Insured. If your Policy is issued pursuant to a retirement plan, your ownership privileges may be modified by the plan.
Policy Value - The sum of the values of your interests in the Sub-Accounts of the Separate Account, the Fixed Account and the Loan Account. The amount from which the Monthly Deductions are made and the Death Benefit is determined.
Policy Year - Each twelve-month period beginning on the Issue Date and each Policy Anniversary.
Portfolio(s) - The underlying funds in which the Sub-Accounts invest. Each Portfolio is an investment company registered with the SEC or a separate investment series of a registered investment company.

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Premium - Amounts paid to us as premium for the Policy by you or on your behalf.
Qualified Plan - A pension or profit-sharing plan established by a corporation, partnership, sole proprietor or other eligible organization that is qualified for favorable tax treatment under Section 401(a) or 403(b) of the Tax Code.
SAI - Statement of Additional Information, which is available upon request.
Safety Net Premium - A feature under which we guarantee that, regardless of declines in your Policy Value, your Policy does not enter the Grace Period if your total Premiums paid since the Issue Date, less any partial withdrawals and outstanding Policy loans made by you, are at least as great as the monthly Safety Net Premium amount times the number of months since the Issue Date.
Separate Account - The Lincoln Benefit Life Variable Life Account, which is a segregated investment account of Lincoln Benefit.
Sub-Account - A subdivision of the Separate Account, which invests wholly in shares of one of the Portfolios.
Surrender Value - The Policy Value less any applicable surrender charges.
Tax Code, Code - The Internal Revenue Code of 1986, as amended.
Valuation Date - Each day the New York Stock Exchange is open for business. We do not determine Accumulation Unit Value on days on which the New York Stock Exchange is closed for trading.
Valuation Period - The period of time over which we determine the change in the value of the Sub-Accounts in order to price Accumulation Units. Each Valuation Period begins at the close of normal trading on the NYSE, currently 4:00 p.m. Eastern time, on each Valuation Date and ends at the close of the NYSE on the next Valuation Date.
We, Us, Our - Our company, Lincoln Benefit Life Company, sometimes referred to as “Lincoln Benefit.”
You, Your - The person having the rights and privileges of ownership in the Policy.

Where You Can Find More Information
You can call us at 1-844-768-6780 to ask us questions, to request information about the Policy, and to obtain copies of the SAI, personalized illustrations or other documents. You also can write to us at the address given on the first page of this Prospectus.
We have filed a SAI with the SEC. The current SAI is dated May 1, 2018. The SAI contains additional information about the Policy and is incorporated by reference in this Prospectus. You can obtain a free copy of the SAI upon request, by writing us or calling at the number given above. You should read the SAI because you are bound by the terms contained in it.
We file reports and other information with the SEC. You may read and copy any document we file with the SEC, including the SAI, at the SEC’s public reference room in Washington, DC 20549. Please call the SEC at 1-800-SEC-0330 for information on the operation of the public reference room.
Our SEC reports and other information about us are also available to the public at the SEC’s web site at http://www.sec.gov. Copies of any of the information filed with the SEC may be obtained upon payment of a duplicating fee by writing the SEC’s Public Reference Section, 100 F Street NE, Room 1580, Washington, DC 20549-2000.
LINCOLN BENEFIT LIFE COMPANY
through its Lincoln Benefit Life Variable Life Account
1940 Act File No. 811-9154
1933 Act File No. 333-47717

37 PROSPECTUS

LBL3044RES-18

STATEMENT OF ADDITIONAL INFORMATION
CONSULTANT FLEXIBLE PREMIUM
VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

DATE OF STATEMENT OF ADDITIONAL INFORMATION AND RELATED PROSPECTUS:
May 1, 2018

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
DEPOSITOR: LINCOLN BENEFIT LIFE COMPANY

This Statement of Additional Information is not a prospectus. Please review the
Prospectus, which contains information concerning the Policies described above.
You may obtain a copy of the Prospectus without charge by calling us at
1-800-865-5237 or writing to us at the address immediately below. The defined terms used in this Statement of Additional Information are as defined in the
Prospectus.

Lincoln Benefit Life Company
P.O. Box 660191
Dallas, Texas 75266-0191

GENERAL INFORMATION AND HISTORY

Description of Lincoln Benefit Life Company

State Regulation of Lincoln Benefit

Lincoln Benefit Life Variable Life Account

EXPERTS

ADDITIONAL INFORMATION CONCERNING THE OPERATION OF YOUR POLICY

Replacement of Modified Endowment Contracts

Computation of Policy Value

Transfers Authorized by Telephone

GENERAL POLICY PROVISIONS

Statements to Policy Owners

Limit on Right to Contest

Suicide

Misstatement as to Age and Sex

ADDITIONAL INFORMATION ABOUT CHARGES

DISTRIBUTOR

DISTRIBUTION OF THE POLICY

FINANCIAL STATEMENTS

CYBER SECURITY RISKS

GENERAL INFORMATION AND HISTORY
Description of Lincoln Benefit Life Company. Lincoln Benefit Life Company ("Lincoln Benefit" or the "Company”) is a stock life insurance company organized under the laws of the state of Nebraska in 1938. Our legal domicile and principal business address is 1221 N Street, Suite 200 Lincoln, NE 68508. Lincoln Benefit is a wholly-owned subsidiary of LBL HoldCo II, Inc., a Delaware corporation, which is a wholly-owned, indirect subsidiary of Resolution Life L.P. (the "Limited Partnership"), a Bermuda limited partnership, and Resolution Life (Parallel) Partnership, a Bermuda-based partnership.
We are authorized to conduct life insurance and annuity business in the District of Columbia, U.S. Virgin Islands and all states except New York. We will market the Contract everywhere we conduct variable life business. The Contracts offered by this prospectus were issued by us and will be funded in the Separate Account and/or the Fixed Account.
The Company has reinsurance agreements whereby certain premiums, contract charges, interest credited to contract holder funds, benefits and expenses are ceded to its subsidiary, Lancaster Re Captive Insurance Company, Allstate Life Insurance Company ("Allstate Life") and other non-affiliated reinsurers.
On April 1, 2014, all of the capital stock in Lincoln Benefit was acquired by LBL HoldCo II, Inc. (formerly Resolution Life, Inc.) from Allstate Life. The benefits and provisions of the Contracts have not been changed by the transactions and agreements pursuant to this acquisition, and none of the transactions or agreements pursuant to this acquisition have changed the fact that we are primarily liable to you for your Contract.
Additionally, on April 1, 2014, Lincoln Benefit and Allstate Life entered into an Amended and Restated Reinsurance Agreement, pursuant to which Allstate Life reinsures business that was ceded by Lincoln Benefit to Allstate Life before the acquisition (the “ALIC Reinsured Business”). Allstate Life provides certain administrative services for the ALIC Reinsured Business and the Separate Account pursuant to an Amended and Restated Administrative Services Agreement entered into between Lincoln Benefit and Allstate Life, effective as of April 1, 2014. Until January 2018, Allstate Life also provided certain services on a transitional basis under a Transition Services Agreement by and between LBL HoldCo II, Inc. and Allstate Life. Allstate Life or Lincoln Benefit may engage other service providers to provide certain administrative functions. These service providers may change over time, and as of December 31, 2017, consisted of the following: Merrill Communications LLC (compliance printing and mailing) and DST Systems, Inc. (FAN mail, positions, prices).

In administering the Policies, the services agreements include the following services, among others:

•	Maintenance of Policy Owner records;

•	Policy Owner services;

•	Calculation of unit values;

•	Maintenance of the Separate Account;

•	Preparation of Policy Owner statements;

•	Maintenance of fund company relationships, reports and materials; and

•	Maintenance, coordination and filing of product prospectus materials.
State Regulation of Lincoln Benefit. We are subject to the laws of Nebraska and regulated by the Nebraska Department of Insurance. Every year we file an annual statement with the Department of Insurance covering our operations for the previous year and our financial condition as of the end of the year. We are inspected periodically by the Department of Insurance to verify our contract liabilities and reserves. Our books and records are subject to review by the Department of Insurance at all times. We are also subject to regulation under the insurance laws of every jurisdiction in which we operate.
Lincoln Benefit Life Variable Life Account. Lincoln Benefit Life Variable Life Account was originally established in 1990, as a segregated asset account of Lincoln Benefit. The Separate Account meets the definition of a "separate account" under the federal securities laws and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise the management of the Separate Account or Lincoln Benefit.
EXPERTS
The financial statements of Lincoln Benefit Life Company as of December 31, 2017 and 2016, and for each of the three years in the period ended December 31, 2017 and the financial statements of the Lincoln Benefit Life Variable Life Account as of December 31, 2017 and for each of the two years in the period ended December 31, 2017 included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

ADDITIONAL INFORMATION CONCERNING THE OPERATION OF YOUR POLICY
Replacement of Modified Endowment Contracts. If you replace a modified endowment contract issued by another insurer with a Policy, your Policy will also be deemed a modified endowment contract. Our ability to determine whether a replaced Policy issued by another insurer is a modified endowment contract is based solely on the sufficiency of the Policy data we receive from the other insurer. We do not consider ourselves liable to you if that data is insufficient to accurately determine whether the replaced Policy is a modified endowment contract. You should discuss this issue with your tax adviser if it pertains to your situation. Based on the information provided to us, we will notify you as to whether you can contribute more Premiums to your Policy without causing it to become a modified endowment contract.
Computation of Policy Value. On each Valuation Date, the portion of your Policy Value in a particular Subaccount will equal:

(1)	The total value of your Accumulation Units in the Subaccount; plus

(2)	Any Net Premium received from you and allocated to the Subaccount during the current Valuation Period; plus

(3)	Any Policy Value transferred to the Subaccount during the current Valuation Period; minus

(4)	Any Policy Value transferred from the Subaccount during the current Valuation Period; minus

(5)	Any amounts withdrawn by you (plus the applicable withdrawal charge) from the Subaccount during the current Valuation Period; minus

(6)	The portion of any Monthly Deduction allocated to the Subaccount during the current Valuation Period for the Policy Month following the Monthly Deduction Day.

On each Valuation Date, the portion of your Policy Value in the Fixed Account will equal:

(1)	Any Net Premium allocated to it, plus

(2)	Any Policy Value transferred to it from the Subaccounts; plus

(3)	Interest credited to it; minus

(4)	Any Policy Value transferred out of it; minus

(5)	Any amounts withdrawn by you (plus the applicable withdrawal charge); minus

(6)	The portion of any Monthly Deduction allocated to the Fixed Account.
All Policy Values equal or exceed those required by law. Detailed explanations of methods of calculation are on file with the appropriate regulatory authorities.
Transfers Authorized by Telephone. You may make transfers by telephone. To give a third party authorization, you must first send us a completed authorization form.
The cut off time for telephone transfer requests is 4:00 p.m. Eastern time. Calls completed before 4:00 p.m. will be effected on that day at that day's price. Calls completed after 4:00 p.m. will be effected on the next day that the NYSE and Lincoln Benefit Life are open for business, at that day's price.
GENERAL POLICY PROVISIONS
Statements to Policy Owners. We will maintain all records relating to the Separate Account and the Subaccounts. Each year we will send you a report showing information concerning your Policy transactions in the past year and the current status of your Policy. The report will include information such as the Policy Value as of the end of the current and the prior year, the current Death Benefit, Surrender Value, Policy Debt, partial withdrawals, earnings, Premiums paid, and deductions made since the last annual report. We will also include any information required by state law or regulation. If you ask us, we will send you an additional report at any time. We may charge you up to $25 for this extra report. We will tell you the current charge before we send you the report.
In addition, we will send you the reports required by the 1940 Act. We will mail you confirmation notices or other appropriate notices of Policy transactions quarterly or more frequently if required by law. You should therefore give us prompt written notice of any address change. You should read your statements and confirmations carefully and verify their accuracy. You should contact us promptly with any questions.
Limit on Right to Contest. We may not contest the insurance coverage under the Policy after the Policy has been in force for two years while the Insured is alive. If the Policy has lapsed and been reinstated, we may not contest the reinstatement after two years from the date of the reinstatement while the Insured is alive. We may not contest any increase in the Face Amount of the Policy after the increase has been in effect for two years while the Insured is alive

Suicide. If the Insured commits suicide while sane or kills him or herself while insane within two years of the Issue Date or within two years of any increase in the Face Amount, we are not required to pay the full Death Benefit that would otherwise be payable. Instead, we will pay an amount equal to the Policy Value less any Policy Debt and the Policy will stop. If within two years of the effective date of any increase in the Face Amount the Insured commits suicide while sane or kills him or herself while insane, we will pay a Death Benefit for the increase equal to the total cost of insurance charges.
Misstatement as to Age and Sex. If the age or sex of the Insured is incorrectly stated in the application, we will adjust the Death Benefit appropriately as specified in the Policy.
ADDITIONAL INFORMATION ABOUT CHARGES
We do not assess a surrender charge on surrenders under Policies issued to employees of Allstate, or to their spouses or minor children if these individuals reside in the State of Nebraska.
DISTRIBUTOR
Allstate Distributors, L.L.C., ("ADLLC") serves as principal underwriter and distributor of the Policies. ADLLC is a wholly-owned subsidiary of Allstate Life Insurance Company. ADLLC is a registered broker dealer under the Securities and Exchange Act of 1934, as amended ("Exchange Act"), and is a member of FINRA.
The underwriting agreement with ADLLC provides that we will reimburse ADLLC for expenses incurred in distributing the Policies, including liability arising out of services we provide on the Policies.

	2015	2016	2017
Commission paid to ADLLC that were paid to other broker-dealers and registered representatives	0	0	0
Commission kept by ADLLC	0	0	0
Other fees paid to ADLLC for distribution services	0	0	0

DISTRIBUTION OF THE POLICY
Lincoln Benefit offered the Policies on a continuous basis until September 13, 2004. The Policies were sold by registered representatives of broker-dealers who were our licensed insurance agents, either individually or through an incorporated insurance agency. Registered representatives may be eligible for a trail commission of 0.70% of Policy Value on Policies that have been in force for at least five years. In addition, certain bonuses and managerial compensation may be paid. We pay all such commissions and incentives.
Commissions payable to sales representatives for the sale of the Policy are calculated based on the total Premium payments. If you purchased a Primary Insured Rider, the commissions will vary depending on the allocation of your coverage between the base Policy and the Primary Insured Rider. The same initial Death

Benefit will result in the highest commission when there is no Primary Insured Rider, with the commission declining as the portion of the Death Benefit coverage allocated to the Primary Insured Rider increases. Thus, the lowest commission amount is payable when the maximum Primary Insured Rider is purchased.
FINANCIAL STATEMENTS
The financial statements of the Separate Account as of December 31, 2017 and for each of the two years in the period ended December 31, 2017, the financial statements and related financial statement schedules of Lincoln Benefit Life Company as of December 31, 2017 and December 31, 2016, for each of the three years in the period ended December 31, 2017, and the accompanying Reports of Independent Registered Public Accounting Firms appear in the Statement of Additional Information.

CYBER SECURITY RISKS
With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business functions, we are susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering products with certain features, including those with automatic asset transfer or re-allocation strategies, and by our employment of complex investment, trading and hedging programs. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.
Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins and attempts to fraudulently induce employees, customers or other users of these systems to disclose sensitive information in order to gain access) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.
Cyber security failures or breaches that could impact us and our Policy Owners, whether deliberate or unintentional, could arise not only in connection with our own administration of the Policy, but also with entities operating the Policy’s underlying funds and with third-party service providers to us. Cyber security failures originating with any of the entities involved with the offering and administration of the Policy may cause significant disruptions in the business operations related to the Policy. Potential impacts may include, but are not limited to, potential financial losses under the Policy, your inability to conduct transactions under the Policy and/or with respect to an underlying fund, an inability to calculate unit values with respect to the Policy and/or the net asset value (“NAV”) with respect to an underlying fund, and disclosures of your personal or confidential account information.
In addition to direct impacts to you, cyber security failures of the type described above may result in adverse impacts to us, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by us may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by us in enhancing and upgrading computer systems and systems security to prevent or following a cyber security failure.
The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, hostile foreign governments, and others continue to pose new and significant cyber security threats. Although we, our service providers, and the underlying funds offered under the Policy may have established business continuity plans and risk management systems to mitigate cyber security risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, we cannot control or assure the efficacy of the cyber security plans and systems implemented by third-party service providers, the underlying funds, and the issuers in which the underlying funds invest.

STATEMENT OF ADDITIONAL INFORMATION
CONSULTANT FLEXIBLE PREMIUM
VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

DATE OF STATEMENT OF ADDITIONAL INFORMATION AND RELATED PROSPECTUS:
May 1, 2018

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
DEPOSITOR: LINCOLN BENEFIT LIFE COMPANY

This Statement of Additional Information is not a prospectus. Please review the
Prospectus, which contains information concerning the Policies described above.
You may obtain a copy of the Prospectus without charge by calling us at
1-844-768-6780 or writing to us at the address immediately below. The defined terms used in this Statement of Additional Information are as defined in the
Prospectus.

Lincoln Benefit Life Company
Policyholder Services
P.O. Box 1538
Jacksonville, IL 62651-1538

GENERAL INFORMATION AND HISTORY

Description of Lincoln Benefit Life Company

State Regulation of Lincoln Benefit

Lincoln Benefit Life Variable Life Account

EXPERTS

ADDITIONAL INFORMATION CONCERNING THE OPERATION OF YOUR POLICY

Replacement of Modified Endowment Contracts

Computation of Policy Value

Transfers Authorized by Telephone

GENERAL POLICY PROVISIONS

Statements to Policy Owners

Limit on Right to Contest

Suicide

Misstatement as to Age and Sex

ADDITIONAL INFORMATION ABOUT CHARGES

DISTRIBUTOR

DISTRIBUTION OF THE POLICY

FINANCIAL STATEMENTS

CYBER SECURITY RISKS

GENERAL INFORMATION AND HISTORY
Description of Lincoln Benefit Life Company. Lincoln Benefit Life Company ("Lincoln Benefit" or the "Company”) is a stock life insurance company organized under the laws of the state of Nebraska in 1938. Our legal domicile and principal business address is 1221 N Street, Suite 200 Lincoln, NE 68508. Lincoln Benefit is a wholly-owned subsidiary of LBL HoldCo II, Inc., a Delaware corporation, which is a wholly-owned, indirect subsidiary of Resolution Life L.P. (the "Limited Partnership"), a Bermuda limited partnership, and Resolution Life (Parallel) Partnership, a Bermuda-based partnership.
We are authorized to conduct life insurance and annuity business in the District of Columbia, U.S. Virgin Islands and all states except New York. We will market the Contract everywhere we conduct variable life business. The Contracts offered by this prospectus were issued by us and will be funded in the Separate Account and/or the Fixed Account.
The Company has reinsurance agreements whereby certain premiums, contract charges, interest credited to contract holder funds, benefits and expenses are ceded to its subsidiary, Lancaster Re Captive Insurance Company, Allstate Life Insurance Company ("Allstate Life") and other non-affiliated reinsurers.
On April 1, 2014, all of the capital stock in Lincoln Benefit was acquired by LBL HoldCo II, Inc. (formerly Resolution Life, Inc.) from Allstate Life. The benefits and provisions of the Contracts have not been changed by the transactions and agreements pursuant to this acquisition, and none of the transactions or agreements pursuant to this acquisition have changed the fact that we are primarily liable to you for your Contract.
Additionally, on April 1, 2014, Lincoln Benefit and Allstate Life entered into an Amended and Restated Reinsurance Agreement, pursuant to which Allstate Life reinsures business that was ceded by Lincoln Benefit to Allstate Life before the acquisition (the “ALIC Reinsured Business”). Allstate Life provides certain administrative services for the ALIC Reinsured Business and the Separate Account pursuant to an Amended and Restated Administrative Services Agreement entered into between Lincoln Benefit and Allstate Life, effective as of April 1, 2014. Until January 2018, Allstate Life also provided certain services on a transitional basis under a Transition Services Agreement by and between LBL HoldCo II, Inc. and Allstate Life.
Lincoln Benefit has entered into a master services agreement with Alliance-One Services, Inc., pursuant to which Alliance-One Services, Inc. or an affiliate provides certain administrative services to the Separate Account and the Recaptured Business. Alliance-One Services, Inc. or Lincoln Benefit may engage other service providers to provide certain administrative functions. These service providers may change over time, and as of December 31, 2017, consisted of the following: Merrill Communications LLC (compliance printing and mailing) and DST Systems, Inc. (FAN mail, positions, prices).
In administering the Policies, the services agreements include the following services, among others:

•	Maintenance of Policy Owner records;

•	Policy Owner services;

•	Calculation of unit values;

•	Maintenance of the Separate Account;

•	Preparation of Policy Owner statements;

•	Maintenance of fund company relationships, reports and materials; and

•	Maintenance, coordination and filing of product prospectus materials.
State Regulation of Lincoln Benefit. We are subject to the laws of Nebraska and regulated by the Nebraska Department of Insurance. Every year we file an annual statement with the Department of Insurance covering our operations for the previous year and our financial condition as of the end of the year. We are inspected periodically by the Department of Insurance to verify our contract liabilities and reserves. Our books and records are subject to review by the Department of Insurance at all times. We are also subject to regulation under the insurance laws of every jurisdiction in which we operate.
Lincoln Benefit Life Variable Life Account. Lincoln Benefit Life Variable Life Account was originally established in 1990, as a segregated asset account of Lincoln Benefit. The Separate Account meets the definition of a "separate account" under the federal securities laws and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise the management of the Separate Account or Lincoln Benefit.
EXPERTS
The financial statements of Lincoln Benefit Life Company as of December 31, 2017 and 2016, and for each of the three years in the period ended December 31, 2017 and the financial statements of the Lincoln Benefit Life Variable Life Account as of December 31, 2017 and for each of the two years in the period ended December 31, 2017 included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

ADDITIONAL INFORMATION CONCERNING THE OPERATION OF YOUR POLICY
Replacement of Modified Endowment Contracts. If you replace a modified endowment contract issued by another insurer with a Policy, your Policy will also be deemed a modified endowment contract. Our ability to determine whether a replaced Policy issued by another insurer is a modified endowment contract is based solely on the sufficiency of the Policy data we receive from the other insurer. We do not consider ourselves liable to you if that data is insufficient to accurately determine whether the replaced Policy is a modified endowment contract. You should discuss this issue with your tax adviser if it pertains to your situation. Based on the information provided to us, we will notify you as to whether you can contribute more Premiums to your Policy without causing it to become a modified endowment contract.
Computation of Policy Value. On each Valuation Date, the portion of your Policy Value in a particular Subaccount will equal:

(1)	The total value of your Accumulation Units in the Subaccount; plus

(2)	Any Net Premium received from you and allocated to the Subaccount during the current Valuation Period; plus

(3)	Any Policy Value transferred to the Subaccount during the current Valuation Period; minus

(4)	Any Policy Value transferred from the Subaccount during the current Valuation Period; minus

(5)	Any amounts withdrawn by you (plus the applicable withdrawal charge) from the Subaccount during the current Valuation Period; minus

(6)	The portion of any Monthly Deduction allocated to the Subaccount during the current Valuation Period for the Policy Month following the Monthly Deduction Day.
On each Valuation Date, the portion of your Policy Value in the Fixed Account will equal:

(1)	Any Net Premium allocated to it, plus

(2)	Any Policy Value transferred to it from the Subaccounts; plus

(3)	Interest credited to it; minus

(4)	Any Policy Value transferred out of it; minus

(5)	Any amounts withdrawn by you (plus the applicable withdrawal charge); minus

(6)	The portion of any Monthly Deduction allocated to the Fixed Account.
All Policy Values equal or exceed those required by law. Detailed explanations of methods of calculation are on file with the appropriate regulatory authorities.
Transfers Authorized by Telephone. You may make transfers by telephone. To give a third party authorization, you must first send us a completed authorization form.
The cut off time for telephone transfer requests is 4:00 p.m. Eastern time. Calls completed before 4:00 p.m. will be effected on that day at that day's price. Calls completed after 4:00 p.m. will be effected on the next day that the NYSE and Lincoln Benefit Life are open for business, at that day's price.
GENERAL POLICY PROVISIONS
Statements to Policy Owners. We will maintain all records relating to the Separate Account and the Subaccounts. Each year we will send you a report showing information concerning your Policy transactions in the past year and the current status of your Policy. The report will include information such as the Policy Value as of the end of the current and the prior year, the current Death Benefit, Surrender Value, Policy Debt, partial withdrawals, earnings, Premiums paid, and deductions made since the last annual report. We will also include any information required by state law or regulation. If you ask us, we will send you an additional report at any time. We may charge you up to $25 for this extra report. We will tell you the current charge before we send you the report.
In addition, we will send you the reports required by the 1940 Act. We will mail you confirmation notices or other appropriate notices of Policy transactions quarterly or more frequently if required by law. You should therefore give us prompt written notice of any address change. You should read your statements and confirmations carefully and verify their accuracy. You should contact us promptly with any questions.

Limit on Right to Contest. We may not contest the insurance coverage under the Policy after the Policy has been in force for two years while the Insured is alive. If the Policy has lapsed and been reinstated, we may not contest the reinstatement after two years from the date of the reinstatement while the Insured is alive.

We may not contest any increase in the Face Amount of the Policy after the increase has been in effect for two years while the Insured is alive.
Suicide. If the Insured commits suicide while sane or kills him or herself while insane within two years of the Issue Date or within two years of any increase in the Face Amount, we are not required to pay the full Death Benefit that would otherwise be payable. Instead, we will pay an amount equal to the Policy Value less any Policy Debt and the Policy will stop. If within two years of the effective date of any increase in the Face Amount the Insured commits suicide while sane or kills him or herself while insane, we will pay a Death Benefit for the increase equal to the total cost of insurance charges.
Misstatement as to Age and Sex. If the age or sex of the Insured is incorrectly stated in the application, we will adjust the Death Benefit appropriately as specified in the Policy.
ADDITIONAL INFORMATION ABOUT CHARGES
We do not assess a surrender charge on surrenders under Policies issued to employees of Allstate, or to their spouses or minor children if these individuals reside in the State of Nebraska.
DISTRIBUTOR
Allstate Distributors, L.L.C., ("ADLLC") serves as principal underwriter and distributor of the Policies. ADLLC is a wholly-owned subsidiary of Allstate Life Insurance Company. ADLLC is a registered broker dealer under the Securities and Exchange Act of 1934, as amended ("Exchange Act"), and is a member of FINRA.
The underwriting agreement with ADLLC provides that we will reimburse ADLLC for expenses incurred in distributing the Policies, including liability arising out of services we provide on the Policies.

	2015	2016	2017
Commission paid to ADLLC that were paid to other broker-dealers and registered representatives	0	0	0
Commission kept by ADLLC	0	0	0
Other fees paid to ADLLC for distribution services	0	0	0

DISTRIBUTION OF THE POLICY
Lincoln Benefit offered the Policies on a continuous basis until September 13, 2004. The Policies were sold by registered representatives of broker-dealers who were our licensed insurance agents, either individually or through an incorporated insurance agency. Registered representatives may be eligible for a trail commission of 0.70% of Policy Value on Policies that have been in force for at least five years. In addition, certain bonuses and managerial compensation may be paid. We pay all such commissions and incentives.

Commissions payable to sales representatives for the sale of the Policy are calculated based on the total Premium payments. If you purchased a Primary Insured Rider, the commissions will vary depending on the allocation of your coverage between the base Policy and the Primary Insured Rider. The same initial Death Benefit will result in the highest commission when there is no Primary Insured Rider, with the commission declining as the portion of the Death Benefit coverage allocated to the Primary Insured Rider increases. Thus, the lowest commission amount is payable when the maximum Primary Insured Rider is purchased.
FINANCIAL STATEMENTS
The financial statements of the Separate Account as of December 31, 2017 and for each of the two years in the period ended December 31, 2017, the financial statements and related financial statement schedules of Lincoln Benefit Life Company as of December 31, 2017 and December 31, 2016, for each of the three years in the period ended December 31, 2017, and the accompanying Reports of Independent Registered Public Accounting Firms appear in the Statement of Additional Information.

CYBER SECURITY RISKS
With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business functions, we are susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering products with certain features, including those with automatic asset transfer or re-allocation strategies, and by our employment of complex investment, trading and hedging programs. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.
Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins and attempts to fraudulently induce employees, customers or other users of these systems to disclose sensitive information in order to gain access) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.
Cyber security failures or breaches that could impact us and our Policy Owners, whether deliberate or unintentional, could arise not only in connection with our own administration of the Policy, but also with entities operating the Policy’s underlying funds and with third-party service providers to us. Cyber security failures originating with any of the entities involved with the offering and administration of the Policy may cause significant disruptions in the business operations related to the Policy. Potential impacts may include, but are not limited to, potential financial losses under the Policy, your inability to conduct transactions under the Policy and/or with respect to an underlying fund, an inability to calculate unit values with respect to the Policy and/or the net asset value (“NAV”) with respect to an underlying fund, and disclosures of your personal or confidential account information.

In addition to direct impacts to you, cyber security failures of the type described above may result in adverse impacts to us, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by us may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by us in enhancing and upgrading computer systems and systems security to prevent or following a cyber security failure.
The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, hostile foreign governments, and others continue to pose new and significant cyber security threats. Although we, our service providers, and the underlying funds offered under the Policy may have established business continuity plans and risk management systems to mitigate cyber security risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, we cannot control or assure the efficacy of the cyber security plans and systems implemented by third-party service providers, the underlying funds, and the issuers in which the underlying funds invest.

Lincoln Benefit Life Company

(A Wholly-Owned subsidiary of LBL HoldCo II, Inc.)

Financial Statements as of December 31, 2017 and December 31, 2016 and for the years ended December 31, 2017, 2016 and 2015 and Report of Independent Registered Public Accounting Firm

Lincoln Benefit Life Company

(A Wholly-Owned subsidiary of LBL HoldCo II, Inc.)

Index

December 31, 2017

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholder of Lincoln Benefit Life Company:

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of Lincoln Benefit Life Company and its subsidiaries (a wholly-owned subsidiary of LBL HoldCo II, Inc.) as of December 31, 2017 and 2016, and the related consolidated statements of operations and comprehensive income (loss), of shareholder’s equity, and of cash flows for each of the three years in the period ended December 31, 2017, including the related notes and schedule of summary of investments – other than investments in related parties as of December 31, 2017 and schedule of reinsurance for each of the three years in the period ended December 31, 2017 listed in the accompanying index (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2017 and 2016, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

April 2, 2018

We have served as the Company’s auditor since 2014.

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Consolidated Balance Sheets

December 31, 2017 and December 31, 2016

($ in thousands, except par value data and share amounts)

	December 31, 2017	December 31, 2016
ASSETS
Fixed maturities, available-for-sale, at estimated fair value (amortized cost $8,161,592 and $8,284,148)	$8,414,961	$8,198,125
Fair value option and trading securities, at estimated fair value	109,914	14,615
Common stocks, at estimated fair value	8,152	5,100
Commercial mortgage loans	1,043,187	1,455,156
Policy loans	178,437	178,890
Short-term investments	190,376	129,660
Other invested assets	21,183	19,406

Total Investments	$9,966,210	$10,000,952
Cash and cash equivalents	78,801	3,388
Accrued investment income	96,354	92,997
Reinsurance recoverables	6,501,700	6,280,337
Valuation of business acquired	135,031	186,701
Deposit receivable	1,111,571	1,199,537
Other assets	714,007	682,654
Current income tax	197	2,051
Deferred tax asset, net	—	3,686
Separate account assets	1,460,380	1,342,220

Total Assets	$20,064,251	$19,794,523

LIABILITIES
Future policy benefits and other policyholder liabilities	5,510,050	5,111,791
Policyholders’ account balances	10,676,911	10,935,372
Accrued expenses and other liabilities	94,543	104,120
Modified coinsurance payable	1,111,571	1,199,537
Other long-term debt - affiliate	695,000	659,000
Deferred tax liability, net	24,585	—
Separate account liabilities	1,460,380	1,342,220

Total Liabilities	$19,573,040	$19,352,040

COMMITMENTS & CONTINGENCIES (NOTE 12)
SHAREHOLDER’S EQUITY
Common stock, $100 par value, 30,000 shares authorized, 25,000 shares issued and outstanding	2,500	2,500
Additional paid-in capital	593,558	593,558
Accumulated other comprehensive income (loss)	72,816	(36,168)
Retained earnings (deficit)	(177,663)	(117,407)

Total Shareholder’s Equity	$491,211	$442,483

Total Liabilities and Shareholder’s Equity	$20,064,251	$19,794,523

See Notes to the Consolidated Financial Statements

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Consolidated Statements of Operations and Comprehensive Income (Loss)

For the Years Ended December 31, 2017, 2016 and 2015

($ in thousands)

	2017	2016	2015
Revenues
Premiums earned	$3,156	$16,592	$8,841
Fee income from policyholders	346,180	346,027	353,932
Net investment income	401,113	397,083	398,931
Realized investment gains, net	38,123	73,720	113,538

Total revenues	$788,572	$833,422	$875,242

Expenses
Policyholders’ benefits	439,910	449,118	351,744
Return credited to policyholders’ account balances	277,077	269,488	301,079
Operating and acquisition expenses	77,654	68,716	93,671

Total expenses	$794,641	$787,322	$746,494

Income (loss) before federal income tax	$(6,069)	$46,100	$128,748
Federal income tax expense (benefit)
Current	6,853	17,121	22,528
Deferred	(22,666)	(2,474)	23,566

Total income tax expense (benefit)	(15,813)	14,647	46,094

NET INCOME (LOSS)	$9,744	$31,453	$82,654

Other comprehensive (loss) income, before tax
Net unrealized investment gains (losses):
Unrealized investment gains (losses) for the period	$153,920	$100,439	$(290,511)
Reclassification adjustment for (gains) losses included in net income	(6,001)	(81,920)	79,023

Net unrealized investment gains (losses)	159,921	182,359	(369,534)

Other comprehensive (loss) income, before tax
Less: Income tax (benefit) related to:
Unrealized investment gains (losses) for the period	48,837	35,156	(101,679)
Reclassification adjustment for (gains) losses included in net income	2,100	28,672	(27,658)

Net unrealized investment gains (losses)	50,937	63,828	(129,337)

Other comprehensive (loss) income	108,984	118,531	(240,197)

Comprehensive income (loss)	$118,728	$149,984	$(157,543)

See Notes to the Consolidated Financial Statements

3

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Consolidated Statements of Shareholder’s Equity

For the Years Ended December 31, 2017, 2016 and 2015

($ in thousands, except par value data and share amounts)

	Common Stock		Additional Paid-In Capital	Retained Earnings	Accumulated Other Other Comprehensive Income (Loss)	Total Shareholder’s Equity
	Shares	Amount
Balance, December 31, 2014	25,000	$2,500	$593,558	$(2,514)	$85,498	$679,042
Dividends to shareholder	—	—	—	(187,000)	—	(187,000)
Comprehensive income (loss)
Net income (loss)	—	—	—	82,654	—	82,654
Other comprehensive income (loss), net of tax	—	—	—	—	(240,197)	(240,197)

Total comprehensive income (loss)						(157,543)

Balance, December 31, 2015	25,000	$2,500	$593,558	$(106,860)	$(154,699)	$334,499
Dividends to shareholder	—	—	—	(42,000)	—	(42,000)
Comprehensive income (loss)
Net income (loss)	—	—	—	31,453	—	31,453
Other comprehensive income (loss), net of tax	—	—	—	—	118,531	118,531

Total comprehensive income (loss)						149,984

Balance, December 31, 2016	25,000	$2,500	$593,558	$(117,407)	$(36,168)	$442,483
Dividends to shareholder	—	—	—	(70,000)	—	(70,000)
Comprehensive income (loss)
Net income (loss)	—	—	—	9,744	—	9,744
Other comprehensive income (loss), net of tax	—	—	—	—	108,984	108,984

Total comprehensive income (loss)						118,728

Balance, December 31, 2017	25,000	$2,500	$593,558	$(177,663)	$72,816	$491,211

See Notes to the Consolidated Financial Statements

4

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Consolidated Statements of Cash Flows

For the Years Ended December 31, 2017, 2016 and 2015

($ in thousands)

	2017	2016	2015
Cash flows from operating activities:
Net income (loss)	$9,744	$31,453	$82,654
Adjustments to reconcile net income (loss) to net cash:
Policy charges and fee income	(346,180)	(346,027)	(353,932)
Interest credited	277,077	269,488	301,079
Investment gains, net	(38,123)	(73,720)	(125,986)
Amortization/Accretion of bond premium, net	69,632	59,337	44,701
Amortization of VOBA	29,827	30,054	40,880
Changes in assets and liabilities:
Change in insurance related liabilities and policy-related balances	29,190	52,316	(24,884)
Change in fair value option and trading securities	(100,101)	(15,937)	—
Deferred income tax expense (benefit)	(22,666)	(2,474)	23,566
Decrease (increase) in accrued investment income	(3,357)	(1,783)	5,194
Decrease (increase) in other assets and liabilities	7,899	(3,961)	(27,417)

Net cash provided by (used in) operating activities	(87,058)	(1,254)	(34,145)

Cash flows from investing activities:
Fixed maturities, available for sale
Proceeds from sales and maturities	2,023,946	3,806,768	4,739,792
Purchases	(1,952,554)	(3,807,513)	(3,703,237)
Commercial mortgage loans
Proceeds from sales and paydowns	422,241	265,414	164,658
Originations and purchases	(5,325)	(208,580)	(559,110)
Purchase of common stocks	(3,052)	(5,100)	—
Net purchases, sales, maturities of derivatives	17,265	2,642	(1,379)
Net purchases, sales, maturities of other investments	(60,263)	63,097	184,107

Net cash provided by (used in) investing activities	442,258	116,728	824,831

Cash flows from financing activities:
Policyholders’ account deposits	790,230	763,748	356,916
Policyholders’ account withdrawals	(979,586)	(905,014)	(922,215)
Dividends paid to shareholder	(70,000)	(42,000)	(187,000)
Change in overdrafts	(20,431)	22,059	(38,996)

Net cash provided by (used in) financing activities	(279,787)	(161,207)	(791,295)

Net increase (decrease) in cash and cash equivalents	75,413	(45,733)	(609)
Cash and cash equivalents, beginning of period	3,388	49,121	49,730

Cash and cash equivalents, end of period	$78,801	$3,388	$49,121

Supplemental schedule of cash flow information:
Cash paid during the year:
Income taxes paid	$5,000	$17,700	$24,000
Interest paid	$7,835	$7,328	$6,671
Noncash activities
Interest income on vehicle note	$26,875	$25,069	$22,880
Interest expense on other long-term debt	$26,875	$25,069	$22,880
Increase in vehicle note and other long-term debt	$36,000	$50,300	$57,100
Change in modified coinsurance payable and deposit receivable	$87,966	$50,791	$133,060
Bond exchanges	$10,959	$11,199	$—
Mortgage loan refinance	$11,368	$—	$—

See Notes to the Consolidated Financial Statements

5

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

1.	General

Lincoln Benefit Life Company (the “Company” or “Lincoln Benefit”) is a stock insurance company domiciled in the State of Nebraska. It is a wholly owned subsidiary of LBL HoldCo II, Inc. (formerly Resolution Life, Inc.) (“HoldCo”), which in turn is a wholly owned subsidiary of LBL HoldCo, Inc. (formerly Resolution Life Holdings, Inc.). HoldCo was formed on July 2, 2013 under the General Corporation Law of the State of Delaware.

Lancaster Re Captive Insurance Company (“Lancaster Re”), a Nebraska domiciled captive insurance company, is a wholly owned subsidiary of Lincoln Benefit.

The Company became a wholly owned subsidiary of LBL HoldCo II, Inc. on April 1, 2014 after receiving all required regulatory approvals. Prior to this date, it was a wholly owned subsidiary of Allstate Life Insurance Company (“ALIC”).

On October 2, 2017, LBL HoldCo, Inc., the indirect parent of the Company, announced that a definitive agreement had been entered into for the acquisition of LBL HoldCo, Inc. and subsidiaries (including Lincoln Benefit) by an affiliate of Global Bankers Insurance Group. The Transaction is expected to close in 2018, subject to receipt of appropriate regulatory approvals and satisfaction of other customary closing conditions

The Company is authorized to sell life insurance and retirement products in all states except New York, as well as in the District of Columbia and the U.S. Virgin Islands. Prior to July 18, 2013, the Company sold interest-sensitive, traditional and variable life insurance products through both exclusive agencies (“Allstate Financial Sales channel”) and independent master brokerage agencies. Effective July 17, 2013, sales through the independent master brokerage agencies ceased, and sales through the Allstate Financial Sales channel continued through 2017. The Company operates as a single segment entity, based on the manner in which we use financial information to evaluate business performance and to determine the allocation of resources.

ALIC reinsures and administers all life insurance business written by Lincoln Benefit through the Allstate Financial Sales channel, all immediate annuities written by Lincoln Benefit prior to April 1, 2014, and certain term life policies written by Lincoln Benefit. Lincoln Benefit’s variable annuity business also remains reinsured by ALIC under an existing reinsurance agreement between Lincoln Benefit and ALIC. The variable annuity business continues to be reinsured and administered by ALIC under an existing reinsurance administrative services agreement between Lincoln Benefit and ALIC.

Basis of Presentation

The Company’s financial statements have been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”). The principal accounting policies applied in the preparation of these financial statements are set out below and in Note 2.

Consolidation

The accompanying consolidated financial statements include the accounts of Lincoln Benefit and its subsidiary, Lancaster Re. All significant intercompany balances and transactions have been eliminated on consolidation.

6

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2.	Significant Accounting Policies

Cash and cash equivalents

Cash includes cash on hand, amounts due from banks, certain money market securities, highly liquid overnight deposits, discount notes and commercial paper held in the ordinary course of business and other debt instruments with maturities of three months or less when purchased.

Investments

Fixed maturities include bonds, asset-backed securities (“ABS”) residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”). Certain fixed maturities, which may be sold prior to their contractual maturity, are designated as available-for-sale (“AFS”) and are carried at fair value. The difference between amortized cost and fair value, net of deferred income taxes, is reflected as a component of accumulated other comprehensive income. Cash received from calls, principal payments and make-whole payments and cash received from maturities and pay-downs are reflected as a component of proceeds from sales and maturities within the Consolidated Statement of Cash Flows.

Fair value option and trading securities are stated at estimated fair value and include investments for which the fair value option has been elected and investments that are actively purchased and sold (“Actively Traded Securities”). Actively traded securities principally include U.S. Treasury securities and U.S. Government authorities’ and agencies’ securities. Changes in estimated fair value of these securities are included in Realized investment gains, net on the Consolidated Statement of Operations and Comprehensive Income (Loss).

The Company recognizes other-than-temporary impairments (“OTTI”) for securities classified as AFS in accordance with Accounting Standards Codification (“ASC”), Investments-Debt and Equity Securities. At least quarterly, management reviews impaired securities for OTTI. The Company considers several factors when determining if a security is OTTI, including but not limited to: its intent and ability to hold the impaired security until an anticipated recovery in value; the issuer’s ability to meet current and future principal and interest obligations for fixed maturity securities; the length and severity of the impairment; the financial condition and near term and long term prospects for the issuer. In making these evaluations, the Company exercises considerable judgment.

If the Company intends to sell or if it is more likely than not that it will be required to sell an impaired security prior to recovery of its cost basis, then the Company recognizes a charge to earnings for the full amount of the impairment (the difference between the amortized cost and fair value of the security). For fixed maturity securities that are considered OTTI and that the Company does not intend to sell and will not be required to sell, the Company separates the impairment into two components: credit loss and noncredit loss. Credit losses are charged to net realized investment losses and noncredit losses are charged to other comprehensive income. The credit loss component is the difference between the security’s amortized cost and the present value of its expected future cash flows discounted at the current effective rate. The remaining difference between the security’s fair value and the present value of its expected future cash flows is the noncredit loss. For corporate bonds, historical default (by rating) data is used as a proxy for the probability of default, and loss given default (by issuer) projections are applied to the par amount of the bond. Potential losses incurred on structured securities are based on expected loss models rather than

7

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

incurred loss models. Expected cash flows include assumptions about key systematic risks (e.g., unemployment rates, housing prices) and loan-specific information (e.g., delinquency rates, loan-to-value ratios). Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third parties, along with assumptions and judgments about the future performance of the underlying collateral.

Redeemable preferred stock is stated at fair value. Common stock is Federal Home Loan Bank (“FHLB”) of Chicago activity stock, which is purchased or sold based on the level of funding agreements and is also stated at cost, which approximates fair value.

Commercial mortgage loans (“CMLs”) acquired at fair value are carried at amortized cost using the effective interest rate method. CMLs held by the Company are diversified by property type and geographic area throughout the U.S. CMLs are considered impaired when it is probable that the Company will not collect amounts due according to the terms of the original loan agreement. The Company assesses the impairment of loans individually for all loans in the portfolio. The Company estimates the fair value of the underlying collateral using internal valuations generally based on discounted cash flow analyses. The Company estimates an allowance for loan and lease losses (“ALLL”) representing potential credit losses embedded in the CML portfolio. The estimate is based on a consistently applied analysis of the loan portfolio and takes into consideration all available information, including industry, geographical, economic and political factors.

Policy loans represent loans the Company issues to policyholders. Policy loans are carried at unpaid principal balances. Interest income on such loans is recognized as earned using the contractually agreed upon interest rate and reflected in Net investment income in the Consolidated Statement of Operations and Comprehensive Income (Loss). Generally, interest is capitalized on the associated policy’s anniversary date.

Short-term investments include securities, certain money market securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase and are stated at estimated fair value or amortized cost, which approximates fair value.

Derivatives

As part of the Company’s overall risk management policy, the Company uses listed equity index options and futures and interest rate swaps to economically hedge its obligation under certain fixed indexed annuity and universal life contracts. Derivatives are carried in the Company’s Consolidated Balance Sheet either as assets within Other invested assets or as liabilities within Accrued expenses and other liabilities at estimated fair value. The Company offsets the fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement. Accruals on derivatives are generally recorded in accrued investment income or within other liabilities. However, accruals that are not scheduled to settle within one year are included with the derivatives carrying value in other invested assets or other liabilities. If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are reported in Realized investment gains, net in the Consolidated Statement of Operations and Comprehensive Income (Loss). The notional amounts specified in the contracts are used to calculate contractual payments under the agreements and are generally not representative of the potential for gain or loss on these contracts.

Futures contracts are defined as commitments to buy or sell designated financial instruments based on specified prices, yields or indexes. Equity index futures contracts provide returns at specified or optional dates based upon a specified index or interest rate applied to a notional amount. The Company uses futures to hedge exposures in indexed annuity and life contracts. Daily cash settlement of variation margins is

8

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

required for futures contracts and is based on the changes in daily prices. The final settlement of futures contracts is in cash.

Index option contracts provide returns at specified or optional dates based on a specified equity index applied to the option’s notional amount. The Company purchases and writes (sells) option contracts primarily to reduce market risk associated with certain annuity and life contracts. When the Company purchases/sells option contracts at specific prices, it is required to pay/receive a premium to/from the counterparties. The amount of premium paid/received is based on the number of contracts purchased/sold, the specified price and the maturity date of the contract. The Company receives/pays cash equal to the premium of written/purchased options when the contract is established. Premiums paid are reported as a derivative asset and premiums received are reported as a derivative liability. If the option is exercised, the Company receives/pays cash equal to the product of the number of contracts and the specified price in the contract in exchange for the equity upon which the option is written/purchased. If the options are not exercised, then no additional cash is exchanged when the contract expires. Index option contracts are cash settled upon exercise and the gain or loss on the settlement is reported in Realized investment gains, net. If the option contract expires without being exercised, the premiums paid or received are reported as Realized investment gains, net and the corresponding asset or liability previously recorded is reversed. The change in the fair value of options contracts are reported in Realized investment gains, net, with an adjustment to a corresponding asset or liability.

The Company employs interest rate swaps to reduce interest rate risk associated with specific investments supporting certain annuity contracts. An interest rate swap is an agreement between two counterparties in which one stream of future interest payments is exchanged for another. Interest rate swaps usually involve the exchange of a fixed interest rate for a floating rate, or vice versa, to reduce or increase exposure to fluctuations in interest rates, or to obtain a marginally lower interest rate. Swaps provide returns at the reset dates based on respective interest rates applied to the notional amount with the net difference in resulting interest payments settled between the counterparties. The change in the fair value of the swap is reported in Realized investment gains, net, with an adjustment to the corresponding asset or liability. Cash flows received/paid at the reset dates are reported in net investment income and consist of any differences in the amounts of contractual interest calculated due to the respective counterparties based on changes in interest rates. Swaps usually terminate upon expiration and the remaining book value is offset to Realized investment gains, net. If terminated through sale, the difference between consideration received or paid and the remaining book value is recorded to Realized investment gains, net.

The Company has derivatives embedded in non-derivative host contracts that are required to be separated from the host contracts and accounted for at fair value. The Company’s embedded derivatives are equity options in life and annuity product contracts, which provide equity returns to contractholders, guaranteed minimum accumulation and withdrawal benefits in variable annuity contracts. The Company has reinsurance agreements to transfer all the risk related to guarantee minimum income, accumulation and withdrawal benefits in variable annuity contracts to third party reinsurers. None of these derivatives are designated as accounting hedging instruments and all are gross liabilities reported in policyholder account balances or future policy benefits and other policyholder liabilities. The Company also has derivatives embedded in certain inverse floater bonds which are held at fair value option. The fair value option is used for valuing these securities given the complexity of bifurcating the economic components associated with the embedded derivatives.

Investment Income and Realized Gains and Losses

Investment income primarily consists of interest and is recognized on an accrual basis using the effective yield method. Interest income for RMBS and CMBS is determined considering estimated pay-downs,

9

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

including prepayments, obtained from third party data sources and internal estimates. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received. For RMBS and CMBS of high credit quality with fixed interest rates, the effective yield is recalculated on a retrospective basis. For all others, the effective yield is recalculated on a prospective basis. Accrual of income is suspended for other-than-temporarily impaired fixed maturities when the timing and amount of cash flows expected to be received is not reasonably estimable. It is the Company’s policy to cease to carry accrued interest on debt securities that are over 90 days delinquent or where collection of interest is improbable and commercial mortgage loans in default if deemed uncollectible or over 180 days past due. The Company held no investments in non-accrual status as of December 31, 2017. The Company held one commercial mortgage loan that was delinquent in 2016 and accruals suspended.

Realized investment gains and losses, net, include gains and losses on investment sales and write-downs in value due to other-than-temporary declines in fair value. Realized capital gains and losses on investment sales, including principal payments, are determined on a specific identification basis.

Recognition of Premium Revenues and Fees, and Related Policyholders’ Benefits and Interest Credited

Traditional life insurance products consist principally of products with fixed and guaranteed premiums and benefits, primarily term and whole life insurance products. Premiums from these products are recognized as revenue when due from policyholders. Surrenders on traditional life and death benefits are reflected in policyholder benefits.

Immediate annuities with life contingencies provide insurance protection over a period that extends beyond the period during which premiums are collected. Premiums from these products are recognized as revenue when received at the inception of the contract. Benefits and expenses are recognized in relation to premiums.

Interest-sensitive life contracts, such as universal life and single premium life, are insurance contracts whose terms are not fixed and guaranteed. The terms that may be changed include premiums paid by the policyholder, interest credited to the policyholder account balance and contract charges assessed against the policyholder account balance. Premiums from these contracts are reported as policyholder account balances. Fee income from policyholders consist of fees assessed against the policyholder account balance for the cost of insurance (mortality risk), contract administration and surrender of the policy prior to contractually specified dates. These charges are recognized as revenue when assessed against the policyholder account balance. Policyholder benefits include life-contingent benefit payments in excess of the policyholder account balance.

Contracts that do not subject the Company to significant risk arising from mortality or morbidity are referred to as investment contracts. Fixed annuities, including market value adjusted annuities, equity-indexed annuities and immediate annuities without life contingencies, are considered investment contracts. Consideration received for such contracts is reported as policyholder account balance deposits. Policy fees for investment contracts consist of fees assessed against the contractholder account balance for maintenance, administration and surrender of the contract prior to contractually specified dates, and are recognized when assessed against the policyholder account balance.

Returns credited to policyholder funds represents interest accrued or paid on interest-sensitive life and investment contracts. Crediting rates for certain fixed annuities and interest-sensitive life contracts are adjusted periodically by the Company to reflect current market conditions subject to contractually guaranteed minimum rates. Crediting rates for indexed life and annuities are generally based on an equity index, such as the Standard & Poor’s (“S&P”) 500 Index.

10

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

Policy charges for variable life and variable annuity products consist of fees assessed against the policyholder account balances for contract maintenance, administration, mortality, expense and surrender of the contract prior to contractually specified dates. Policy benefits incurred for variable life and variable annuity products include guaranteed minimum death, income, withdrawal and accumulation benefits.

The Company incurs costs in connection with renewal insurance business. All acquisition-related costs, including commissions, as well as all indirect costs, are expensed as incurred and reported in Other expenses on the Consolidated Statement of Operations and Comprehensive Income (Loss) for the years ended December 31, 2017, 2016 and 2015.

Reinsurance

Reinsurance accounting is applied for ceded and assumed transactions when the risk transfer provisions of ASC 944-40, Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts, have been met. To meet risk transfer requirements, a long-duration reinsurance contract must transfer mortality or morbidity risks, and subject the reinsurer to a reasonable possibility of a significant loss. Those contracts that do not meet risk transfer requirements are accounted for using deposit accounting. For short duration contracts, to meet risk transfer requirements the reinsurer must assume significant insurance risk and have a reasonable possibility of experiencing significant loss.

With respect to ceded reinsurance, the Company values reinsurance recoverables on reported claims at the time the underlying claim is recognized in accordance with contract terms. For future policy benefits, the Company estimates the amount of reinsurance recoverables based on the terms of the reinsurance contracts and historical reinsurance recovery information. The reinsurance recoverables are based on what the Company believes are reasonable estimates and the balance is reported as an asset in the Consolidated Balance Sheets. However, the ultimate amount of the reinsurance recoverable is not known until all claims are settled. Reinsurance contracts do not relieve the Company from its obligations to policyholders, and failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible.

Value of Business Acquired (“VOBA”)

For interest-sensitive life and annuity products, VOBA is amortized over the life of the policies in relation to the emergence of estimated gross profits (“EGPs”) from margins on mortality, interest, expenses, and surrenders, all of which are net of reinsurance and include actual realized gains and losses on investments. For non-interest sensitive life products, such as term life insurance, VOBA is amortized in relation to premium. VOBA is reviewed periodically for loss recognition to ensure that the unamortized balance is recoverable from future earnings from the business. The carrying amount of VOBA is adjusted for the effects of realized and unrealized gains and losses on debt securities classified as AFS.

Separate Accounts

Separate accounts assets are carried at fair value. The assets of the separate accounts are legally segregated and available only to settle separate account contract obligations. Separate accounts liabilities represent the contractholders’ claims to the related assets and are carried at an amount equal to the separate accounts assets. Investment income and realized capital gains and losses of the separate accounts accrue directly to the contractholders and therefore are not included in the Company’s Consolidated Statement of Operations and Comprehensive Income (Loss). Deposits to and surrenders and withdrawals from the separate accounts are reflected in separate accounts liabilities and are not included in cash flows.

11

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

Absent any contract provision wherein the Company provides a guarantee, variable annuity and variable life insurance contractholders bear the investment risk that the separate accounts’ funds may not meet their stated investment objectives.

Future Policy Benefits and Other Policyholder Liabilities

Policy liabilities are established for future policy benefits on certain annuity, life, and long term care policies. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in-force. Changes in policy and contract claims are recorded in policyholder benefits in the Consolidated Statement of Operations and Comprehensive Income (Loss).

For ASC 944-20 Financial Services — Insurance Activities, products, benefit reserves are computed using the net level premium method for individual life, annuity and long-term care policies, and are based upon estimates as to future investment yield, mortality and lapse that include provisions for adverse deviation that were prevalent at the time the reserve was initially established. Mortality, morbidity and lapse assumptions for all policies are based on the Company’s own experience and industry standards.

Liabilities for outstanding claims and claims adjustment expenses are estimates of payments to be made on life and health insurance contracts for reported claims and claims adjustment expenses. A liability is also held for claims adjustment expenses incurred but not reported as of the balance sheet date. These liabilities are determined using case basis evaluations and statistical analyses and represent estimates of the ultimate cost of all claims incurred but not paid. These estimates are continually reviewed and adjusted as necessary. Such adjustments are reflected in current operations.

Future policy benefit reserves for fixed indexed life and annuity policies with returns linked to the performance of a specified market index are equal to the excess of the sum of the fair value of the embedded derivatives and the host (or guaranteed) component over the policyholder account balance. The change in the fair value of the embedded derivative is linked to the performance of the equity option. The host value is established as of the date of acquisition and is equal to the account value, plus the value of the unexpired options at the date of acquisition, less the embedded derivative, and accreted over the policy’s life at a constant rate of interest.

The Company holds additional liabilities for its no lapse guarantees (associated with universal life) and guaranteed minimum withdrawal benefits (associated with fixed indexed annuities). These are accounted for in accordance with ASC 944-20. Additional liabilities for no lapse guarantees on universal life products are calculated based on the application of a benefit ratio (the present value of total expected benefit payments over the life of the contract divided by the present value of total expected assessments over the life of the contract). The level and direction of the change in reserves will vary over time based on the emergence of actual experience and revisions to future assumptions.

Policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, the Company believes that policy liabilities and accruals will be sufficient to meet future obligations of policies in-force. The amount of liabilities and accruals, however, could be revised if the estimates discussed above are revised.

Policyholders’ Account Balances

Policyholders’ account balances represent interest-bearing liabilities arising from the sale of products such as interest-sensitive life insurance and fixed annuities. Policyholders’ account balances primarily comprise cumulative deposits received and interest credited to the contractholder less cumulative contract benefits, surrenders, withdrawals and contract charges for mortality or administrative expenses.

12

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

The Company holds additional liabilities for guaranteed minimum income benefits (“GMIB”) associated with variable annuities, which are accounted for in accordance with ASC 944-20. The reserves for certain living benefit features, including guaranteed minimum accumulation benefits (“GMAB”) and guaranteed minimum withdrawal benefits (“GMWB”) are accounted for as embedded derivatives, with fair values calculated as the present value of expected future benefit payments to contractholders less the present value of assessed rider fees attributable to the embedded derivative feature. This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various actuarial assumptions. The Company’s GMIB, GMAB and GMWB reserves related to variable annuity business are ceded to external reinsurers. For additional information regarding the valuation of these optional living benefit features, see Note 10.

Income Taxes

Income taxes are provided for using the asset and liability method under which deferred tax assets and liabilities are recognized for temporary differences between the financial statement and income tax bases of assets and liabilities. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. The realizability of deferred tax assets is assessed at each reporting date and a deferred tax asset valuation allowance is established when realization of such assets is not likely (less than 50% likelihood). Tax positions are assessed under a two-step approach, which requires the assessment of recognition and measurement. If necessary, a liability is established to reflect the expected settlement of uncertain tax positions. The Company reports interest expense related to income tax matters and tax penalties in other operating expenses in the Consolidated Statement of Operations and Comprehensive Income (Loss).

Other Long-Term Debt

Effective April 1, 2014, and with Nebraska Department of Insurance (the “NE DOI” or the “Department of Insurance”) approval, Lancaster Re issued a variable funding Surplus Note (the “Surplus Note”) to its affiliate, Lanis, LLC. for $513.0 million and acquired from Lanis a Vehicle Note (the “Vehicle Note”) for $513.0 million. The Vehicle Note is held to support a portion of Lancaster Re’s reinsurance obligations and has been authorized as an acceptable form of reinsurance collateral pursuant to Nebraska Rev. Stat. §44-8216(8)(c)(i) which allows a special purpose financial captive insurer to establish any method of security that the Department of Insurance deems acceptable. The scheduled maturity date of the Vehicle Note is April 1, 2034, and the scheduled maturity date of the Surplus Note is April 1, 2039, although each may be cancelled earlier or extended under certain conditions. The Surplus Note does not repay principal prior to maturity and principal payment at maturity is subject to the prior approval of the Department of Insurance. With pre-approval, the Surplus Note is increased each quarter with a corresponding increase in the Vehicle Note. With Department of Insurance pre-approval, interest on the Surplus Note for the prior quarter is paid on the first day of each subsequent quarter at a rate consistent with the rate received on the Vehicle Note of 4%. The Surplus Note and Vehicle Note increased by $36.0 million, $50.3 million, and $57.1 million in the years ended December 31, 2017, 2016 and 2015, respectively. Interest expense of $26.9 million, $25.1 million, and $22.9 million was recognized for the years ended December 31, 2017, 2016 and 2015, respectively. The Surplus Note is unsecured and subordinated to all present and future indebtedness, policy claims and other creditor claims of Lancaster Re.

Other Assets and Accrued Expenses and Other Liabilities

Other assets consist primarily of premiums due, intangible assets, the Vehicle Note and receivables resulting from sales of securities that had not yet settled at the balance sheet date. Other liabilities consist primarily of

13

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

accrued expenses, technical overdrafts, derivatives, and payables resulting from purchases of securities that had not yet been settled at the balance sheet date.

Reclassifications

Certain prior year amounts have been reclassified to conform with the current year financial statement presentation.

Adoption of New Accounting Pronouncements

The Company considers the applicability and impact of all Accounting Standards Updates (“ASU”). ASU listed below represent those that have been adopted during the current fiscal year and/or those that have been issued but not yet adopted as of the date of this filing. ASU not listed below were assessed and determined to be either not applicable or not material.

In February 2018, the Financial Accounting Standards Board (“FASB”) issued new guidance on reporting comprehensive income ASU 2018-02, Income Statement-Reporting Comprehensive Income (Topic 220): Reclassification of Certain Tax Effects from AOCI. The new guidance is effective for fiscal years beginning after December 15, 2018 and interim periods within those fiscal years and should be applied either in the period of adoption or retrospectively to each period (or periods) in which the effect of the change in the U.S. federal corporate income tax rate or law in the Tax Cuts and Jobs Act of 2017 (“U.S. Tax Reform”) is recognized. Early adoption is permitted. Current GAAP guidance requires that the effect of a change in tax laws or rates on deferred tax liabilities or assets to be included in income from continuing operations in the reporting period that includes the enactment date, even if the related income tax effects were originally charged or credited directly to AOCI. The new guidance allows a reclassification of AOCI to retained earnings for stranded tax effects resulting from U.S. Tax Reform. Also, the new guidance requires certain disclosures about stranded tax effects. The Company expects the impact of this new guidance to be a decrease to retained earnings as of January 1, 2018 of approximately $9.6 million with a corresponding increase to AOCI. However due to the Transaction, the Company is currently assessing the reclassification option of this ASU on the Company’s consolidated financial statements.

In March 2017, the FASB issued new guidance on premium amortization on purchased callable debt securities (ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20)). The new guidance is effective for fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. Early adoption is permitted, including adoption in an interim period. The ASU shortens the amortization period for certain callable debt securities held at a premium and requires the premium to be amortized to the earliest call date. However, the new guidance does not require an accounting change for securities held at a discount whose discount continues to be amortized to maturity. The adoption of this guidance is not expected to have a material impact on the Company’s consolidated financial statements.

In August 2016, the FASB issued new guidance on classification of certain cash receipts and cash payments (ASU 2016-15, Statement of Cash Flows (Topic 230). The new guidance is effective for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. Early adoption is permitted and retrospective transition is required for each period presented in the statement of cash flows. The new guidance addresses eight specific cash flow issues with the objective of reducing the existing diversity in the current presentation. The adoption of this guidance is not expected to have a material impact on the Company’s consolidated statement of cash flows.

In June 2016, the FASB issued new guidance for recording credit losses (ASU 2016-13, Financial Instruments—Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments). The new

14

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

guidance is effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. Current GAAP requires an “incurred loss” methodology for recognizing credit losses that delays recognition until it is probable a loss has been incurred. The amendments replace the incurred loss impairment methodology with a methodology that reflects expected credit losses and requires consideration of a broader range of reasonable and supportable information. The revisions affect loans, debt securities, reinsurance receivables, and any other financial assets not excluded from the scope that have the contractual right to receive cash. Credit losses on available-for-sale fixed maturities carried at fair value will continue to be measured as other-than-temporary impairments when incurred, however, the losses will be recognized through an allowance and no longer as an adjustment to cost basis. The new guidance will also require purchased financial assets with a more-than-insignificant amount of credit deterioration since original issuance to be recorded based on the contractual amounts due and an initial allowance recorded at the date of purchase. Improvements in expected future cash flows after an impairment will no longer be reflected as a prospective yield adjustment through net investment income, but rather a reversal of the previous impairment and recognized through realized investment gains and losses. The guidance also requires enhanced disclosures. The Company has assessed the asset classes impacted by the new guidance and is currently assessing the accounting and reporting system changes that will be required to comply with the new guidance. The Company believes that the most significant impact upon adoption will be to its commercial mortgage loan investments. The Company is continuing to evaluate the overall impact of the new guidance on its consolidated financial statements.

In February 2016, the FASB issued a new leasing standard (ASU 2016-02, Leases (Topic 842)). The leasing standard will be effective for calendar year-end public companies beginning after December 15, 2018, including interim periods within those fiscal years, and requires a modified retrospective transition approach. Early adoption is permitted. The new guidance requires a lessee to recognize assets and liabilities for leases with lease terms of more than 12 months. Leases would be classified as finance or operating leases and both types of leases will be recognized on the balance sheet. Lessor accounting will remain largely unchanged from current guidance except for certain targeted changes. The new guidance will also require new qualitative and quantitative disclosures. The Company’s implementation efforts are primarily focused on the review of its existing lease contracts as well as identification of other contracts that may fall under the scope of the new guidance. The adoption of this new guidance is not expected to have a material impact on the Company’s recognition of lease expense.

In January 2016, the FASB issued new guidance on the recognition and measurement of financial instruments (ASU 2016-01, Financial Instruments – Overall (Subtopic 825-10); Recognition and Measurement of Financial Assets and Financial Liabilities). The new guidance is effective for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. The new guidance changes the current accounting guidance related to (i) the classification and measurement of certain equity investments, and (ii) certain disclosures associated with the fair value of financial instruments. The Company has assessed the population of financial instruments that are subject to the new guidance and has determined that the new guidance will not have a material impact to the Company’s consolidated financial statements.

In May 2014, the FASB issued a comprehensive new revenue recognition standard (ASU 2014-09, Revenue from Contracts with Customers (Topic 606)) effective for fiscal years beginning after December 15, 2016 and interim periods within those years and should be applied retrospectively. In August 2015, the FASB amended the guidance (ASU 2015-14) to defer the effective date by one year, effective for the fiscal years beginning after December 15, 2017, including interim periods within that reporting period. The new guidance will supersede nearly all existing revenue recognition guidance under GAAP; however, it will not impact the accounting for insurance contracts, leases, financial instruments and guarantees. For those

15

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

contracts that are impacted by the new guidance, the guidance will require an entity to recognize revenue upon the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled, in exchange for those goods or services. The adoption of this guidance will not have a material impact to the Company’s consolidated financial position, results of operations or financial statement disclosures.

3.	Investments

The amortized cost, gross unrealized gains and losses and fair value for fixed maturities and equity securities as of December 31, 2017 and 2016 were as follows:

December 31, 2017		Gross	Gross
($ in thousands)	Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value
Fixed maturities, available for sale
U.S. Treasury Securities and Obligations of U.S. Government Authority and Agencies	$416,639	$5,322	$(12,366)	$409,595
Obligations of U.S. States and Political Subdivisions	741,343	37,908	(2,720)	776,531
Foreign government	24,242	234	(1,685)	22,791
All other corporate securities	6,169,204	258,440	(37,898)	6,389,746
ABS	478,329	5,289	(3,395)	480,223
CMBS	189,596	1,377	(3,148)	187,825
RMBS	127,439	6,520	(509)	133,450
Redeemable preferred stock	14,800	—	—	14,800

Total fixed maturities, available for sale	$8,161,592	$315,090	$(61,721)	$8,414,961
Common stock	8,152	—	—	8,152

Total fixed maturities and equity securities	$8,169,744	$315,090	$(61,721)	$8,423,113

December 31, 2016		Gross	Gross
($ in thousands)	Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value
Fixed maturities, available for sale
U.S. Treasury Securities and Obligations of U.S. Government Authority and Agencies	$508,635	$7,681	$(14,979)	$501,337
Obligations of U.S. States and Political Subdivisions	702,415	15,936	(8,614)	709,737
Foreign government	31,009	303	(3,257)	28,055
All other corporate securities	5,963,354	74,854	(151,382)	5,886,826
ABS	512,486	5,370	(10,093)	507,763
CMBS	385,757	1,283	(5,778)	381,262
RMBS	180,492	5,556	(2,903)	183,145

Total fixed maturities, available for sale	$8,284,148	$110,983	$(197,006)	$8,198,125
Common stock	5,100	—	—	5,100

Total fixed maturities and equity securities	$8,289,248	$110,983	$(197,006)	$8,203,225

16

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

Scheduled Maturities

The scheduled maturities for fixed maturities, available for sale, were as follows as of December 31, 2017:

($ in thousands)	Amortized Cost	Fair Value
Due in one year or less	$248,382	$249,454
Due after one year through five years	887,745	901,528
Due after five years through ten years	1,130,051	1,166,334
Due after ten years	4,843,874	5,042,200

Total before asset and mortgage-backed securities	$7,110,052	$7,359,516
Asset and mortgage-backed securities	1,051,540	1,055,445

Total fixed maturities	$8,161,592	$8,414,961

Actual maturities may differ from those scheduled as a result of calls and make-whole payments by the issuers. Asset and mortgage-backed securities are shown separately because of the potential for prepayment of principal prior to contractual maturity dates.

17

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

Commercial Mortgage Loans

The Company diversifies its commercial mortgage loan portfolio by geographical region to reduce concentration risk. The Company’s commercial mortgage loan portfolio by geographical region was as follows as of December 31, 2017 and 2016:

($ in thousands)	December 31, 2017	December 31, 2016
Alabama	$1,056	$1,287
Arizona	20,009	20,389
California	173,101	255,023
Colorado	57,293	57,269
Connecticut	—	25,317
Florida	103,869	123,194
Georgia	63,526	65,414
Hawaii	5,020	6,099
Illinois	87,957	114,549
Iowa	791	1,033
Kansas	9,200	9,200
Kentucky	6,538	7,154
Maine	—	3,686
Maryland	19,851	20,975
Massachusetts	53,605	77,772
Minnesota	116,923	132,395
Nevada	80,768	84,721
New Jersey	34,101	65,908
New York	50,691	66,502
North Carolina	34,022	55,851
Ohio	12,526	38,611
Pennsylvania	1,007	31,929
South Carolina	1,310	1,948
Tennessee	—	3,238
Texas	100,066	133,020
Utah	7,823	42,641
Virginia	975	1,676
Washington	77	3,681
Wisconsin	1,082	4,674
General allowance for loan loss	—	—

Total commercial mortgage loans	$1,043,187	$1,455,156

18

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

Credit Quality of Commercial Mortgage Loans

The credit quality of commercial mortgage loans held-for-investment was as follows at December 31, 2017 and 2016:

December 31, 2017	Recorded Investment
	Debt Service Coverage Ratios
($ in thousands)	> 1.20x	1.00x - 1.20x	< 1.00x	Total	% of Total	Estimated Fair Value	% of Total
Loan-to-value ratios:
Less than 65%	$731,577	$48,895	$—	$780,472	74.8%	$782,640	74.9%
65% to 75%	222,771	39,944	—	262,715	25.2%	261,891	25.1%
76% to 80%	—	—	—	—	0.0%	—	0.0%
Greater than 80%	—	—	—	—	0.0%	—	0.0%

Total	$954,348	$88,839	$—	$1,043,187	100.0%	$1,044,531	100.0%

December 31, 2016	Recorded Investment
	Debt Service Coverage Ratios
($ in thousands)	> 1.20x	1.00x - 1.20x	< 1.00x	Total	% of Total	Estimated Fair Value	% of Total
Loan-to-value ratios:
Less than 65%	$785,149	$36,743	$11,354	$833,246	57.3%	$848,702	57.9%
65% to 75%	581,188	25,317	—	606,505	41.7%	601,587	41.1%
76% to 80%	10,493	—	—	10,493	0.7%	10,494	0.7%
Greater than 80%	4,912	—	—	4,912	0.3%	4,330	0.3%

Total	$1,381,742	$62,060	$11,354	$1,455,156	100.0%	$1,465,113	100.0%

As of December 31, 2017 and 2016, the Company had no allowance for credit losses for commercial mortgage loans. As of December 31, 2017, $1,043.2 million of commercial mortgage and other loans were in current status with no commercial mortgage or other loans classified as past due. As of December 31, 2016, $1,450.3 million of commercial mortgage loans were in current status and one commercial mortgage with book value of $4.9 million was 90-179 days past due. The Company defines current in its aging of past due commercial mortgage and other loans as less than 30 days past due.

Impaired loans include those loans for which it is probable that all amounts due will not be collected according to the contractual terms of the loan agreement. During 2017, the Company did not record any impairments related to commercial mortgage loans. For 2016, the fair value of the collateral less costs to sell the past due loan, described above, exceeded book value.

The Company’s commercial mortgages may occasionally be involved in a troubled debt restructuring. As of December 31, 2017 and 2016, the Company had no commitments to fund to borrowers that have been involved in a troubled debt restructuring. As of December 31, 2017 and 2016, the Company had no new troubled debt restructurings related to commercial mortgages and no payment defaults on commercial mortgages other than as described above.

19

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

Other Invested Assets

Other invested assets were as follows as of December 31, 2017 and 2016:

	December 31, 2017	December 31, 2016
($ in thousands)
Low income housing tax credit properties	$138	$457
Derivatives	21,045	18,949

	$21,183	$19,406

Net Investment Income

Net investment income for the years ended December 31, 2017, 2016 and 2015 was as follows:

	2017	2016	2015
($ in thousands)
Fixed maturities, available for sale	$345,299	$330,253	$334,931
Common Stock	224	—	—
Fair value option and trading securities	3,755	454	—
Commercial mortgage loans	56,510	69,360	63,028
Cash, cash equivalents and short-term investments	1,718	1,007	511
Other investments	8,421	8,845	9,543

Gross investment income	$415,927	$409,919	$408,013
Investment expenses	14,814	12,836	9,082

Net investment income	$401,113	$397,083	$398,931

Realized Investment Gains and Losses

Realized investment gains and losses for the years ended December 31, 2017, 2016 and 2015 were as follows:

	2017	2016	2015
($ in thousands)
Realized investment gains, net
Fixed maturities, available for sale	$11,434	$66,560	$120,421
Fair value option and trading securities	1,486	(733)	—
Commercial mortgage loans	5,935	4,037	2,325
Derivatives	19,360	3,856	(9,208)
Other invested assets	(92)	—	—

Net realized gains	$38,123	$73,720	$113,538

There were $4.4 million in other-than-temporary impairment losses recorded in the year ended December 31, 2017. These securities were impaired to fair value as of the impairment date and were considered credit impairments. No other-than-temporary impairment losses were included in accumulated other comprehensive income as of December 31, 2017 or 2016. There were no other-than-temporary impairment losses recorded in the years ended December 31, 2016 and 2015.

20

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

Proceeds from sales of fixed maturities and gross realized investment gains and losses for the years ended December 31, 2017, 2016 and 2015 were as follows:

	2017	2016	2015
($ in thousands)
Fixed maturities, available-for-sale
Proceeds from sales	$1,496,242	$3,027,998	$3,864,356
Gross investment gains from sales	29,271	109,282	142,534
Gross investment losses from sales	(11,893)	(35,136)	(16,348)

Proceeds from sales excludes non-taxable exchanges of $11.0 million, $11.1 million, and $72.4 million for the years ended December 31, 2017, 2016 and 2015, respectively.

Unrealized Investment Gains and Losses

The gross unrealized losses and fair value of fixed maturities, available for sale, by the length of time that individual securities have been in a continuous unrealized loss position were as follows as of December 31, 2017 and 2016:

December 31, 2017	Less than 12 months		Greater than 12 months
($ in thousands)	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
U.S. Treasury Securities and Obligations of U.S. Government Authority and Agencies	$215,767	$(3,499)	$107,344	$(8,867)	$323,111	$(12,366)
Obligations of U.S. States and Political Subdivisions	38,171	(825)	45,877	(1,895)	84,048	(2,720)
Foreign government	296	(4)	11,098	(1,681)	11,394	(1,685)
All other corporate securities	740,795	(6,841)	489,367	(31,057)	1,230,162	(37,898)
ABS	77,050	(689)	99,327	(2,706)	176,377	(3,395)
CMBS	72,725	(593)	36,540	(2,555)	109,265	(3,148)
RMBS	6,908	(118)	21,835	(391)	28,743	(509)

Total fixed maturities	$1,151,712	$(12,569)	$811,388	$(49,152)	$1,963,100	$(61,721)

21

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

December 31, 2016	Less than 12 months		Greater than 12 months
($ in thousands)	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
U.S. Treasury Securities and Obligations of U.S. Government Authority and Agencies	$276,025	$(14,951)	$1,059	$(28)	$277,084	$(14,979)
Obligations of U.S. States and Political Subdivisions	206,090	(8,314)	5,274	(300)	211,364	(8,614)
Foreign government	769	(34)	14,632	(3,223)	15,401	(3,257)
All other corporate securities	2,385,689	(94,085)	512,710	(57,297)	2,898,399	(151,382)
ABS	204,555	(8,456)	39,450	(1,637)	244,005	(10,093)
CMBS	228,303	(5,231)	43,903	(547)	272,206	(5,778)
RMBS	61,058	(1,659)	40,454	(1,244)	101,512	(2,903)

Total fixed maturities	$3,362,489	$(132,730)	$657,482	$(64,276)	$4,019,971	$(197,006)

Portfolio Monitoring

The Company has a comprehensive portfolio monitoring process to identify and evaluate each fixed maturity security whose carrying value may be other-than-temporarily impaired.

For each fixed maturity security in an unrealized loss position, the Company assesses whether management with the appropriate authority has made the decision to sell or whether it is more likely than not the Company will be required to sell the security before recovery of the amortized cost basis for reasons such as liquidity, contractual or regulatory purposes. If a security meets either of these criteria, the security’s decline in fair value is considered other than temporary and is recorded in earnings.

If the Company has not made the decision to sell the fixed maturity security and it is not more likely than not the Company will be required to sell the fixed maturity security before recovery of its amortized cost basis, the Company evaluates whether it expects to receive cash flows sufficient to recover the entire amortized cost basis of the security. The Company calculates the estimated recovery value by discounting the best estimate of future cash flows at the security’s original or current effective rate, as appropriate, and compares this to the amortized cost of the security. If the Company does not expect to receive cash flows sufficient to recover the entire amortized cost basis of the fixed maturity security, the credit loss component of the impairment is recorded in earnings, with the remaining amount of the unrealized loss related to other factors recognized in other comprehensive income.

The Company’s portfolio monitoring process includes a quarterly review of all securities to identify instances where the fair value of a security compared to its amortized cost is below established thresholds. The process also includes the monitoring of other impairment indicators such as ratings, ratings downgrades and payment defaults. The securities identified, in addition to other securities for which the Company may have a concern, are evaluated for potential other-than-temporary impairment using all reasonably available information relevant to the collectability or recovery of the security. Inherent in the Company’s evaluation of other-than-temporary impairment for these fixed maturity securities are assumptions and estimates about the financial condition and future earnings potential of the issue or issuer. Some of the factors that may be considered in evaluating whether a decline in fair value is other than temporary are: 1) the financial condition, near-term and long-term prospects of the issue or issuer, including relevant industry specific market conditions and trends, geographic location and implications of rating agency actions and offering prices; 2) the specific reasons that a security is in an unrealized loss position, including overall market

22

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

conditions which could affect liquidity; and 3) the length of time and extent to which the fair value has been less than amortized cost.

Net Unrealized Investment Gains and Losses in AOCI

The changes in unrealized gains and losses in accumulated other comprehensive income (loss) (“AOCI”) were as follows for the years ended December 31, 2017, 2016 and 2015:

($ in thousands)	Net Unrealized Gain (Losses) on Investments	VOBA	Future Policy Benefits and Policyholders’ Account Balances	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)
Balance, December 31, 2014	$159,261	$(20,287)	$(7,541)	$(45,935)	$85,498
Net investment gains and losses on investments arising during the period	(408,019)	—	—	142,807	(265,212)
Reclassification adjustment for gains and losses included in net income	79,023	—	—	(27,658)	51,365
Impact of net unrealized investment gains and losses on VOBA	—	57,061	—	(19,971)	37,090
Impact of net unrealized investment gains and losses on future policy benefits and policyholders’ account balances	—	—	60,447	(21,157)	39,290

Balance, December 31, 2015	$(327,781)	$36,774	$52,906	$83,402	$(154,699)
Net investment gains and losses on investments arising during the period	160,311	—	—	(56,111)	104,200
Reclassification adjustment for gains and losses included in net income	(81,920)	—	—	28,672	(53,248)
Impact of net unrealized investment gains and losses on VOBA	—	(30,948)	—	10,832	(20,116)
Impact of net unrealized investment gains and losses on future policy benefits and policyholders’ account balances	—	—	(28,924)	10,123	(18,801)

Balance, December 31, 2016	$(85,550)	$5,826	$23,982	$19,574	$(36,168)
Net investment gains and losses on investments arising during the period	332,918	—	—	(111,486)	221,432
Reclassification adjustment for gains and losses included in net income	(6,001)	—	—	2,100	(3,901)
Impact of net unrealized investment gains and losses on VOBA	—	(21,843)	—	7,645	(14,198)
Impact of net unrealized investment gains and losses on future policy benefits and policyholders’ account balances	—	—	(157,156)	55,005	(102,151)

Balance, December 31, 2017	$253,369	$(16,017)	$(133,174)	$(31,362)	$72,816

23

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

4.	Derivative Financial Instruments

See Note 2 for a description of the Company’s accounting policies for derivatives and Note 5 for information about the fair value hierarchy for derivatives.

The notional and fair value positions of derivative financial instruments as of December 31, 2017 and 2016 were as follows:

	December 31, 2017				December 31, 2016
	Notional		Gross Fair Value		Notional		Gross Fair Value
	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities
($ in thousands)
Assets
Equity Options	$237,250	$234,375	$39,397	$(18,352)	$410,500	$419,225	$34,248	$(15,158)
Futures	—	—	—	—	16,913	—	—	(141)
Liabilities
Policyholders account balances
Derivatives embedded in life and annuity contracts
Equity-indexed annuity contracts (2)	$—	$1,095,253	$—	$(57,531)	$—	$1,281,993	$—	$(55,871)
Equity-indexed life contracts	—	531,800	—	(29,911)	—	460,261	—	(23,803)
Guaranteed accumulation benefits (1)	—	53,517	—	(4,557)	—	77,212	—	(6,724)
Guaranteed withdrawal benefits (1)	—	9,939	—	(113)	—	11,064	—	(111)

(1)	These amounts are fully ceded in accordance with the Company’s reinsurance agreements. The corresponding receivables have been excluded from the table above.
(2)	Notional amount represents account value of equity indexed contracts

The standardized ISDA Master Agreement under which the Company’s derivative transactions are executed include provisions for payment netting. In the normal course of business activities, if there is more than one derivative transaction with a single counterparty, the Company will set-off the cash flows of those derivatives into a single amount to be exchanged in settlement of the resulting net payable or receivable with that counterparty. The Company nets the fair value of all derivative financial instruments with counterparties for which an ISDA Master Agreement and related Credit Support Annex (“CSA”) have been executed. At December 31, 2017 and 2016, the Company held $0.3 million and $0.9 million in cash and securities collateral pledged to trade counterparties, retrospectively. This cash collateral is reported in Cash on the Consolidated Balance Sheets.

24

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

The amount and location of gains (losses) recognized in income, net of reinsurance, for derivatives that were not designated or qualifying as hedging instruments for the years ended December 31, 2017, 2016 and 2015 were as follows:

	2017		2016		2015
	Realized Investment Gains (Losses)	Policyholder Benefits	Realized Investment Gains (Losses)	Policyholder Benefits	Realized Investment Gains (Losses)	Policyholder Benefits
($ in thousands)
Assets
Equity options	$17,969	$—	$2,472	$—	$(7,557)	$—
Futures	1,391	—	884	—	(1,651)	—
Interest rate swaps	—	—	500	—	—	—

Liabilities
Policyholders’ account balances
Equity-indexed annuity contracts	$—	$(1,660)	$—	$8,267	$—	$(478)
Equity-indexed life contracts	—	(168)	—	(121)	—	956

5.	Fair Value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The hierarchy for inputs used in determining fair value maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that observable inputs be used when available. Assets and liabilities recorded on the Consolidated Balance Sheets at fair value are categorized in the fair value hierarchy based on the observability of inputs to the valuation techniques as follows:

Level 1	Assets and liabilities whose values are based on unadjusted quoted prices for identical assets or liabilities in an active market that the Company can access.

Level 2	Assets and liabilities whose values are based on the following:

(a)   Quoted prices for similar assets or liabilities in active markets;

(b)   Quoted prices for identical or similar assets or liabilities in markets that are not active; or

(c)   Valuation models whose inputs are observable, directly or indirectly, for substantially the full term of the asset or liability.

Level 3	Assets and liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Unobservable inputs reflect the Company’s estimates of the assumptions that market participants would use in valuing the assets and liabilities.

The availability of observable inputs varies by instrument. In situations where fair value is based on internally developed pricing models or inputs that are unobservable in the market, the determination of fair value requires more judgment. The degree of judgment exercised by the Company in determining fair value

25

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

is typically greatest for instruments categorized in Level 3. In many instances, valuation inputs used to measure fair value fall into different levels of the fair value hierarchy. The category level in the fair value hierarchy is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company uses prices and inputs that are current as of the measurement date, including during periods of market disruption. In periods of market disruption, the ability to observe prices and inputs may be reduced for many instruments.

The Company is responsible for the determination of fair value and the supporting assumptions and methodologies. The Company gains assurance that assets and liabilities are appropriately valued through the execution of various processes and controls designed to ensure the overall reasonableness and consistent application of valuation methodologies, including inputs and assumptions, and compliance with accounting standards. For fair values received from third parties or internally estimated, the Company’s processes and controls are designed to ensure that the valuation methodologies are appropriate and consistently applied, the inputs and assumptions are reasonable and consistent with the objective of determining fair value, and the fair values are accurately recorded. For example, on a continuing basis, the Company assesses the reasonableness of individual fair values that have stale security prices or that exceed certain thresholds as compared to previous fair values received from valuation service providers or brokers or derived from internal models. The Company performs procedures to understand and assess the methodologies, processes and controls of valuation service providers. In addition, the Company may validate the reasonableness of fair values by comparing information obtained from valuation service providers or brokers to other third party valuation sources for selected securities. The Company performs ongoing price validation procedures such as back-testing of actual sales, which corroborate the various inputs used in internal models to market observable data. When fair value determinations are expected to be more variable, the Company validates them through reviews by members of management who have relevant expertise and who are independent of those charged with executing investment transactions.

26

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

There are no assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2017 or 2016. The Company’s assets and liabilities measured at fair value on a recurring basis as of December 31, 2017 and 2016 were as follows:

December 31, 2017

Description for Each Class of Asset or Liability

	Level 1	Level 2	Level 3	Total
($ in thousands)
Assets at fair value
Fixed maturities, available for sale
U.S. Treasury Securities and Obligations of U.S. Government Authority and Agencies	$156,959	$247,739	$4,897	$409,595
Obligations of U.S. States and Political Subdivisions	—	776,531	—	776,531
Foreign government	—	22,791	—	22,791
All other corporate securities	—	6,371,395	18,351	6,389,746
ABS	—	462,290	17,933	480,223
CMBS	—	187,825	—	187,825
RMBS	—	133,450	—	133,450
Redeemable preferred stock	—	14,800	—	14,800
Fair value option and trading securities	—	109,914	—	109,914
Common stock	—	—	8,152	8,152
Short-term investments	190,376	—	—	190,376
Other invested assets
Equity options	21,045	—	—	21,045
Separate accounts assets	1,460,380	—	—	1,460,380

Total assets at fair value	$1,828,760	$8,326,735	$49,333	$10,204,828

Liabilities at fair value
Policyholders’ account balances
Equity indexed annuity contracts	$—	$—	$(57,531)	$(57,531)
Equity indexed life contracts	—	(29,911)	—	(29,911)
Guaranteed minimum accumulation benefits	—	—	(4,557)	(4,557)
Guaranteed minimum withdrawal benefits	—	—	(113)	(113)
Separate accounts liabilities	(1,460,380)	—	—	(1,460,380)

Total liabilities at fair value	$(1,460,380)	$(29,911)	$(62,201)	$(1,552,492)

27

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

December 31, 2016

Description for Each Class of Asset or Liability

	Level 1	Level 2	Level 3	Total
($ in thousands)
Assets at fair value
Fixed maturities, available for sale
U.S. Treasury Securities and Obligations of U.S. Government Authority and Agencies	$97,836	$396,928	$6,573	$501,337
Obligations of U.S. States and Political Subdivisions	—	709,737	—	709,737
Foreign government	—	28,055	—	28,055
All other corporate securities	—	5,867,475	19,351	5,886,826
ABS	—	481,628	26,135	507,763
CMBS	—	381,262	—	381,262
RMBS	—	183,145	—	183,145
Fair value option and trading securities	—	14,615	—	14,615
Common stock	—	—	5,100	5,100
Short-term investments	129,660	—	—	129,660
Other invested assets
Equity options	19,090	—	—	19,090
Futures	(141)	—	—	(141)
Separate accounts assets	1,342,220	—	—	1,342,220

Total assets at fair value	$1,588,665	$8,062,845	$57,159	$9,708,669

Liabilities at fair value
Policyholders’ account balances
Equity indexed annuity contracts	$—	$—	$(55,871)	$(55,871)
Equity indexed life contracts	—	(23,803)	—	(23,803)
Guaranteed minimum accumulation benefits	—	—	(6,724)	(6,724)
Guaranteed minimum withdrawal benefits	—	—	(111)	(111)
Separate accounts liabilities	(1,342,220)	—	—	(1,342,220)

Total liabilities at fair value	$(1,342,220)	$(23,803)	$(62,706)	$(1,428,729)

There were no transfers between Level 1 and Level 2 during 2017 or 2016.

Summary of significant valuation techniques for assets and liabilities measured at fair value on a recurring basis

Fixed Maturities, Fair Value Option and Trading Securities

The fair values of the Company’s public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices for each security are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. The pricing hierarchy is updated for new financial products and recent pricing experience with various vendors. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are

28

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

primarily based on observable pricing for similar assets and/or other market observable inputs. U.S. Treasury securities are included within Level 1 due to the market activity. Typical inputs used by these pricing services include but are not limited to, reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flow, prepayment speeds, and default rates. If the pricing information received from third party pricing services is deemed not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service or classify the securities as Level 3. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.

Indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from independent pricing services is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may override the information with an internally-developed valuation. Pricing service overrides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.

The fair value of private fixed maturities and redeemable preferred stock, which are comprised of investments in private placement securities, are primarily determined using discounted cash flow models. These models primarily use observable inputs that include Treasury or similar base rates plus estimated credit spreads to value each security. The credit spreads are obtained through a survey of private market intermediaries who are active in both primary and secondary transactions, and consider, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Since most private placements are valued using standard market observable inputs and inputs derived from, or corroborated by, market observable data including observed prices and spreads for similar publicly traded or privately traded issues, they have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may incorporate significant unobservable inputs, which reflect the Company’s own assumptions about the inputs that market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the price of a security, a Level 3 classification is made. No private placement securities were classified as Level 3 as of December 31, 2017 or 2016.

Common Stock

The Company’s investment in common stock is not practicable to measure at fair value due to the redemption provisions. Therefore, carrying value approximates fair value.

Short-term Investments

Short-term investments are primarily money market securities valued using unadjusted quoted prices in active markets that are accessible for identical assets and classified as Level 1.

Other Invested Assets

The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives.

29

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

Separate Account Assets and Liabilities

Separate account assets and liabilities consist principally of investments in mutual fund shares. The fair values are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy.

Policyholders’ Account Balances

The liabilities for guarantees primarily associated with the optional living benefit features of certain variable annuity contracts and equity indexed annuity contracts are calculated as the present value of future expected benefit payments to contractholders less the present value of assessed rider fees attributable to the optional living benefit feature. This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various actuarial assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management judgment.

The significant inputs to the valuation models for these embedded derivatives include capital market assumptions, such as interest rate levels and volatility assumptions, as well as actuarially determined assumptions, including contractholder behavior, such as lapse rates, benefit utilization rates, withdrawal rates, and mortality rates. Since many of these assumptions are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.

Actuarial assumptions, including contractholder behavior and mortality, are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data. These assumptions are generally updated annually unless a material change that the Company feels is indicative of a long term trend is observed in an interim period.

The liabilities for guarantees primarily associated with the optional living benefit features of certain equity indexed life contracts are calculated based on the fair value of the underlying hedging instrument for these contracts.

Level 3 Fair Value Measurements

Quantitative information about the significant unobservable inputs used in Level 3 fair value measurements was as follows as of December 31, 2017 and 2016:

December 31, 2017

($ in thousands)	Fair Value	Valuation Technique	Unobservable Input	Range	Weighted Average
Equity indexed annuity contracts	$(57,531)	Option Pricing Technique	Projected Option Cost	1.40% - 1.64%	1.42%

December 31, 2016

($ in thousands)	Fair Value	Valuation Technique	Unobservable Input	Range	Weighted Average
Equity indexed annuity contracts	$(55,871)	Option Pricing Technique	Projected Option Cost	1.40% - 1.84%	1.45%

Excluded from the table above at December 31, 2017 and 2016 are approximately $49.3 million and $52.1 million, respectively, Level 3 fair value measurements of investments for which the underlying quantitative inputs are not developed by the Company and are not reasonably available. These investments

30

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

primarily consist of certain public debt securities with limited trading activity, including asset-backed instruments, and their fair values generally reflect unadjusted prices obtained from independent valuation service providers and indicative, non-binding quotes obtained from third-party broker-dealers recognized as market participants. Significant increases or decreases in the fair value amounts received from these pricing sources may result in the Company’s reporting significantly higher or lower fair value measurements for these Level 3 investments.

The table above also excludes underlying quantitative inputs related to liabilities held for the Company’s guaranteed minimum accumulation benefits and guaranteed withdrawal benefits. These liabilities are not developed by the Company as they are 100% ceded to external reinsurers. The development of these liabilities generally involve actuarially determined models and could result in the Company reporting significantly higher or lower fair value measurements for these Level 3 investments.

The rollforward of Level 3 assets and liabilities held at fair value on a recurring basis for the years ended December 31, 2017, 2016 and 2015 was as follows:

($ in thousands)	Balance, January 1, 2017	Net income (loss)	OCI	Transfers to Level 3	Transfers out of Level 3	Purchases	Sales	Issues	Settlements	Balance, December 31, 2017
Assets
Fixed income maturities
U.S Treasury Securities and Obligations of U.S. Government Authority and Agencies, available for sale	$6,573	$(1,308)	$(368)	$—	$—	$—	$—	$—	$—	$4,897
All other corporate securities	19,351	(8)	121	—	—	—	—	—	(1,113)	18,351
ABS	26,135	1,509	873	—	(8,828)	16,817	—	—	(18,573)	17,933
Common stock	5,100	—	—	—	—	3,052	—	—	—	8,152
Liabilities
Equity indexed annuity contracts	(55,871)	(1,660)	—	—	—	—	—	—	—	(57,531)
Guaranteed minimum accumulation benefits and guaranteed minimum withdrawal benefits (1)	(6,835)	2,165	—	—	—	—	—	—	—	(4,670)

($ in thousands)	Balance, January 1, 2016	Net income (loss)	OCI	Transfers to Level 3	Transfers out of Level 3	Purchases	Sales	Issues	Settlements	Balance, December 31, 2016
Assets
Fixed income maturities
U.S Treasury Securities and Obligations of U.S. Government Authority and Agencies, available for sale	$—	$(491)	$187	$—	$—	$6,877	$—	$—	$—	$6,573
All other corporate securities	11,520	(123)	(246)	15,370	(4,483)	—	(955)	—	(1,732)	19,351
ABS	14,260	(53)	347	3,093	—	11,165	—	—	(2,677)	26,135
Common stock	—	—	—	—	—	5,100	—	—	—	5,100
Liabilities
Equity indexed annuity contracts	(64,138)	8,267	—	—	—	—	—	—	—	(55,871)
Guaranteed minimum accumulation benefits and guaranteed minimum withdrawal benefits (1)	(7,814)	979	—	—	—	—	—	—	—	(6,835)

31

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

($ in thousands)	Balance, January 1, 2015	Net income (loss)	OCI	Transfers to Level 3	Transfers out of Level 3	Purchases	Sales	Issues	Settlements	Balance, December 31, 2015
Assets
Fixed income maturities
All other corporate securities	$7,336	$(282)	$30	$13,255	$(2,386)	$—	$—	$—	$(6,433)	$11,520
ABS	5,250	134	(2,338)	17,191	—	—	(5,000)	—	(977)	14,260
CMBS	2,693	23,506	314	—	—	—	(20,192)	—	(6,321)	—
Short-term investments	23,713	14	—	—	—	—	—	—	(23,727)	—
Liabilities
Equity indexed annuity contracts	(63,660)	(478)	—	—	—	—	—	—	—	(64,138)
Guaranteed minimum accumulation benefits and guaranteed minimum withdrawal benefits (1)	(6,733)	(1,081)	—	—	—	—	—	—	—	(7,814)

(1)	These amounts are 100% ceded in accordance with the Company’s reinsurance agreements.

Transfers into Level 3 are generally the result of unobservable inputs utilized within the valuation methodologies and the use of indicative broker quotes for assets that were previously valued using observable inputs. Transfers out of Level 3 are generally due to the use of observable inputs in valuation methodologies as well as the availability of pricing service information for certain assets that the Company is able to validate.

32

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

Fair Values of Certain Other Investments

The financial instruments presented below are reported at carrying value on the Company’s Consolidated Balance Sheet. However, in some cases, the carrying amount equals or approximates fair value. The carrying amount and fair value by fair value hierarchy level of certain financial instruments not reported at fair value as of December 31, 2017 and 2016 were as follows:

December 31, 2017
	Level 1	Level 2	Level 3	Total
($ in thousands)
Assets
Commercial mortgage loans	$—	$—	$1,044,531	$1,044,531
Policy loans	—	—	178,437	178,437
Cash and cash equivalents	78,801	—	—	78,801
Vehicle note	—	—	736,925	736,925

Total assets at fair value	$78,801	$—	$1,959,893	$2,038,694

Liabilities at fair value
Policyholders’ account balances — investment contracts	$—	$—	$5,439,621	$5,439,621
Other long-term debt	—	—	736,925	736,925

	$—	$—	$6,176,546	$6,176,546

December 31, 2016
	Level 1	Level 2	Level 3	Total
($ in thousands)
Assets
Commercial mortgage loans	$—	$—	$1,465,113	$1,465,113
Policy loans	—	—	178,890	178,890
Cash and cash equivalents	3,388	—	—	3,388
Vehicle note	—	—	684,855	684,855

Total assets at fair value	$3,388	$—	$2,328,858	$2,332,246

Liabilities at fair value
Policyholders’ account balances — investment contracts	$—	$—	$5,418,188	$5,418,188
Other long-term debt	—	—	684,855	684,855

	$—	$—	$6,103,043	$6,103,043

The fair values presented above have been determined by using available market information and by applying market valuation methodologies, as described in more detail below.

Commercial Mortgage Loans

The fair value of most commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate plus an appropriate credit spread for similar quality loans.

Policy Loans

The fair value of policy loans was determined by discounting expected cash flows at the current loan coupon rate. As a result, the carrying value of the policy loans approximates the fair value.

33

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

Cash and Cash Equivalents

The Company believes that due to the short-term nature of certain assets, including sweep account balances, the carrying value approximates fair value.

Vehicle Note and Other Long-Term Debt

The fair value of the Vehicle note and Other long-term debt is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate.

Policyholders’ Account Balances - Investment Contracts

Only the portion of policyholders’ account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For fixed deferred annuities fair values are derived using discounted projected cash flows based on interest rates that are representative of the Company’s financial strength ratings, and hence reflect the Company’s own nonperformance risk. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value.

6.	Reinsurance

The Company has agreements that provide for reinsurance of certain policy-related risks. Under the agreements, premiums, contract charges, interest credited to policyholder funds, policy benefits and substantially all expenses are reinsured. The Company purchases reinsurance to limit aggregate and single losses on large risks. The Company cedes a portion of the mortality risk on certain life and long-term care policies under coinsurance agreements and yearly renewable term agreements. As of December 31, 2017 and December 31, 2016, approximately 99.8% of the Company’s reinsurance recoverables are due from companies rated A- or better by S&P. ALIC represents approximately 73% and 75% of the Company’s reinsurance recoverables as of December 31, 2017 and 2016, respectively, and is supported by comfort trust of approximately $5.9 billion as of December 31, 2017 and 2016.

The Company is party to an experience rated modified coinsurance and monthly renewal term reinsurance arrangement with an external reinsurer under which risk on certain universal life and fixed annuity products is transferred. No portion of the assets constituting the consideration has been transferred to the reinsurer. This agreement was structured to finance reserves on certain universal life and fixed annuity products, in exchange for a fee based on those reserves. The profit to the reinsurer expected on the modified coinsurance and monthly renewable term portions is returned through an experience refund. The Company has determined that this agreement does not fulfill the requirements of risk transfer under generally accepted accounting principles and is accounted for on a deposit method of accounting. As of December 31, 2017 and 2016, the Company had a deposit receivable and a modified coinsurance payable of $1.1 billion and $1.2 billion, respectively, related to this agreement.

34

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

The effects of reinsurance on premiums earned and fee income from policyholders for the years ended December 31, 2017, 2016 and 2015 were as follows:

	2017	2016	2015
($ in thousands)
Direct	$1,294,462	$1,328,917	$1,463,472
Assumed	4,768	4,749	5,939
Ceded	(949,894)	(971,047)	(1,106,638)

Premiums and fee income, net of reinsurance	$349,336	$362,619	$362,773

The effects of reinsurance on return credited to policyholders’ account balances and policyholder benefits for the years ended December 31, 2017, 2016 and 2015 were as follows:

	2017	2016	2015
($ in thousands)
Direct	$1,668,358	$1,643,710	$1,603,724
Assumed	6,003	6,453	6,743
Ceded	(957,374)	(931,557)	(957,643)

Return credited to policyholders’ account balances and policyholders’ benefits, net of reinsurance	$716,987	$718,606	$652,824

7.	Income Taxes

The Company is party to a federal income tax allocation agreement (the “Tax Allocation Agreement”) with Lancaster Re. The Company and Lancaster Re file a separate life consolidated federal income tax return under Internal Revenue Code Section 1504 (c)(1).

The Company does not believe it has any uncertain tax positions for its federal income tax return that would be material to its financial condition, results of income, or cash flows. Therefore, the Company did not record a liability for unrecognized tax contingencies/benefits at December 31, 2017 and 2016. As of December 31, 2017, there were no uncertain tax positions for which management believes it is reasonably possible that the total amounts of tax contingencies will significantly increase within 12 months of the reporting date. No amounts have been accrued for interest or penalties.

35

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

The components of the deferred income tax assets and liabilities as of December 31, 2017 and 2016 were as follows:

	December 31, 2017	December 31, 2016
($ in thousands)
Deferred tax assets
Policyholder reserves	$1,351,638	$2,139,431
Deferred acquisition costs	50,739	65,002
Deferred financing costs	2,154	6,311
Investments	—	29,721
Other assets	3,800	5,137

Total deferred tax assets	$1,408,331	$2,245,602

Deferred tax liabilities
Value of business acquired	$(28,356)	$(65,345)
Amounts recoverable from reinsurers	(1,347,620)	(2,172,500)
Intangibles	(1,092)	(1,820)
Investments	(54,605)	—
Other liabilities	(1,243)	(2,251)

Total deferred tax liabilities	$(1,432,916)	$(2,241,916)

Net deferred tax asset (liability)	$(24,585)	$3,686

The Company evaluates the recoverability of deferred tax assets and establishes a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that any tax attribute carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) prudent and feasible tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets will be realized. The Company had no valuation allowance as of December 31, 2017 or 2016. Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of deferred tax asset that is realizable.

At December 31, 2017 and 2016, the Company had no net operating loss carryforwards, no capital loss carryforwards, or tax credit carryforwards.

A reconciliation of the statutory federal income tax rate to the effective income tax rate on income from operations for the years ended December 31, 2017, 2016 and 2015 were as follows:

	2017	2016	2015
($ in thousands)
Expected federal income tax expense (benefit)	$(2,124)	$16,135	$45,062
Dividends received deduction	(1,960)	(1,960)	(2,443)
Tax reform	(11,461)	—	—
Other	(268)	472	3,475

Total income tax expense (benefit)	$(15,813)	$14,647	$46,094

36

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

On December 22, 2017, U.S. Tax Reform was enacted, which made significant changes to federal income tax laws, including, but not limited to: (1) reduction in the overall maximum corporate income tax rate from 35% to 21%; (2) changes to the computations for the dividends received deduction, tax reserves, and deferred acquisition costs; and (3) elimination of the net operating loss (“NOL”) carryback and limiting NOL carryforward deductions to 80% of taxable income for life insurance companies.

The SEC staff issued Staff Accounting Bulletin No. 118 (“SAB 118”) to address situations where a company does not have the necessary information available, prepared, or analyzed (including computations) in reasonable detail to complete the accounting under ASC Topic 740 Income Taxes for certain income tax effects of Tax Reform for the reporting period of enactment. SAB 118 allows the Company to provide a provisional estimate of the impacts of Tax Reform during a measurement period similar to the measurement period used when accounting for business combinations. Adjustments to provisional estimates and additional impacts from Tax Reform must be recorded as they are identified during the measurement period as provided for in SAB 118. Because changes in tax laws are accounted for in the period of enactment, and in accordance with SAB 118, the Company provisionally remeasured its deferred tax assets and liabilities based on the 21% tax rate at which they are expected to reverse in the future and has recorded a tax benefit of $11.5 million as a discrete item in the current year provision for income taxes. While we do not anticipate any significant changes to the amounts recorded as of December 31, 2017, the Company continues to analyze the effects of Tax Reform and will record adjustments and additional impacts from Tax Reform as they are identified during the measurement period as provided for in SAB 118.

The discrete tax benefit related to unrealized gains and losses on fixed maturities, VOBA and reserve adjustments will not be amortized out of accumulated other comprehensive income. The Company does not yet know how these federal tax law changes may affect state and local income tax provisioning, but any such impacts are not considered material to the Company’s financial position or operating results.

The dividends received deduction (“DRD”) reduces the amount of dividend income subject to U.S. tax and is the primary component of the non-taxable investment income, and, as such, is a significant component of the difference between the Company’s effective tax rate and the federal statutory tax rate of 35%. Prior to U.S. Tax Reform, the DRD related to variable life insurance and annuity contracts was generally based on a company-specific percentage referred to as the company’s share. U.S. Tax Reform now specifies the calculation to a specific percentage subsequent to 2017. The actual current year DRD can vary from the estimate based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from mutual fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD.

The Company is subject to examination by U.S. federal, state, and local income tax authorities. While the Company is not currently under any examinations, tax years 2014 and forward are generally open and available for examination.

37

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

8.	Future Policy Benefits and Other Policyholder Liabilities

Life insurance liabilities include reserves for death benefits and other policy benefits. As of December 31, 2017 and 2016, future policy benefits and other policyholder liabilities consisted of the following:

	December 31, 2017	December 31, 2016
($ in thousands)
Traditional life insurance	$1,607,149	$1,598,071
Immediate fixed annuities	466,723	520,380
Accident and health insurance	1,809,006	1,693,598
Equity indexed annuities	32,601	40,298
Other	1,594,571	1,259,444

Total	$5,510,050	$5,111,791

Future policy benefits are generally equal to the present value of future benefit payments and related expenses, less the present value of future net premiums. Assumptions as to mortality, morbidity and persistency are based on the Company’s experience, industry data, and/or other factors, when the basis of the reserve is established. Interest rates used in the determination of present values range from 2.5% to 6.0% for setting reserves.

Accident and health insurance future policy benefit reserves include gross unpaid claim reserves of $256.7 million and $218.0 million as of December 31, 2017 and 2016, respectively. These amounts are fully reinsured as of December 31, 2017 and 2016.

9.	Policyholder Account Balances

As of December 31, 2017 and 2016, policyholders’ account balances consisted of the following:

	December 31, 2017	December 31, 2016
($ in thousands)
Interest-sensitive life contracts	$5,499,037	$5,370,563
Individual annuities	4,761,155	5,298,452
Funding agreements	408,165	255,200
Other	8,554	11,157

Total policyholders’ account balances	$10,676,911	$10,935,372

Policyholders’ account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. These policyholders’ account balances also include provisions for benefits under non-life contingent payout annuities. Interest crediting rates range from 0.4% to 6.0% for interest sensitive contracts. Interest crediting rates for individual annuities range from 0.0% to 6.0%. Interest crediting rates for funding agreements range from 0.5% to 1.0%.

10.	Certain Nontraditional Long-Duration Contracts

The Company offered traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also offered variable annuity contracts with general and separate account

38

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

options where the Company contractually guarantees to the contractholder a return of no less than total deposits made to the contract less any partial withdrawals (“return of net deposits”). In certain of these variable annuity contracts, the Company also contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”); and/or (2) the highest contract value on a specified date adjusted for any withdrawals (“contract value”). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods. The Company also issued annuity contracts with and without market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity or if funds are allocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable. All of the risks associated with the Company’s variable annuity contracts are reinsured with external reinsurers.

In addition, the Company issued certain variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no lapse guarantee”). Variable life and variable universal life contracts are offered with general and separate account options similar to variable annuities.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in fee income from policyholders and changes in liabilities for minimum guarantees are generally included in policyholder benefits in the Consolidated Statement of Operations and Comprehensive Income (Loss).

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, benefit utilization, timing of annuitization, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility or contractholder behavior used in the original pricing of these products.

The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk

39

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

are reflected within Future policy benefits and other policyholder liabilities or Policyholders’ account balances. As of December 31, 2017 and 2016, the Company had the following guarantees associated with these contracts, by product and guarantee type:

	December 31, 2017
($ in millions)	In the Event of Death	At Annuitization/ Accumulation	For Cumulative Periodic Withdrawals	Accumulation at Specified Dates
Variable Annuity Contracts
Separate account value	$543.4	$121.8	$9.9	$52.9
Net amount at risk	$44.1	$10.6	$0.1	$4.6
Average attained age of contractholders	62 years	N/A	N/A	N/A
Weighted average waiting period until guarantee date	N/A	None	N/A	5 years
Variable Life, Variable Universal Life and Universal Life Contracts
No Lapse Guarantees
Separate account value	$396.7
General account value	$3,687.9
Net amount at risk	$71,791.0
Average attained age of contractholders	50 years

	December 31, 2016
($ in millions)	In the Event of Death	At Annuitization/ Accumulation	For Cumulative Periodic Withdrawals	Accumulation at Specified Dates
Variable Annuity Contracts
Separate account value	$543.1	$116.5	$10.9	$75.8
Net amount at risk	$57.5	$15.8	$0.1	$6.2
Average attained age of contractholders	61 years	N/A	N/A	N/A
Weighted average waiting period until guarantee date	N/A	None	N/A	5 years
Variable Life, Variable Universal Life and Universal Life Contracts
No Lapse Guarantees
Separate account value	$348.0
General account value	$3,684.1
Net amount at risk	$77,609.0
Average attained age of contractholders	49 years

40

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

Liabilities for Guarantee Benefits

The liabilities for guaranteed minimum death benefits (“GMDB”) and secondary guarantees on interest-sensitive life and fixed annuities are included in Future policy benefits and other policyholder liabilities on the Consolidated Balance Sheet and the related changes in the liabilities are included in Policyholder benefits in the Consolidated Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, 2017, 2016 and 2015. Guaranteed minimum income benefits (“GMIB”), guaranteed minimum withdrawal benefits (“GMWB”) and guaranteed minimum accumulation benefits (“GMAB”) features are accounted for as bifurcated embedded derivatives and are recorded at fair value within Policyholders’ account balances on the Consolidated Balance Sheet. The changes in general account liabilities for guarantees on variable contracts were as follows:

	GMDB	GMIB	GMWB/GMAB	Secondary Guarantees
($ in thousands)	Variable Annuity	Variable Annuity	Variable Annuity	Interest- Sensitive Life and Fixed Annuities	Total
Balance as of December 31, 2014	$8,358	$8,240	$6,733	$625,161	$648,492

Less: reinsurance recoverable	8,358	8,240	6,733	83,733	107,064

Net balance as of December 31, 2014	—	—	—	541,428	541,428
Incurred guarantee benefits	—	—	—	217,603	217,603
Paid guarantee benefits	—	—	—	(118,063)	(118,063)

Net change	—	—	—	99,540	99,540
Net balance as of December 31, 2015	—	—	—	640,968	640,968
Plus reinsurance recoverable	8,844	5,663	7,814	100,317	122,638

Balance as of December 31, 2015	$8,844	$5,663	$7,814	$741,285	$763,606

Less: reinsurance recoverable	8,844	5,663	7,814	100,317	122,638

Net balance as of December 31, 2015	—	—	—	640,968	640,968
Incurred guarantee benefits	—	—	—	316,344	316,344
Paid guarantee benefits	—	—	—	(156,067)	(156,067)

Net change	—	—	—	160,277	160,277
Net balance as of December 31, 2016	—	—	—	801,245	801,245
Plus reinsurance recoverable	8,626	3,440	6,835	122,608	141,509

Balance as of December 31, 2016	$8,626	$3,440	$6,835	$923,853	$942,754

Less: reinsurance recoverable	8,626	3,440	6,835	122,608	141,509

Net balance as of December 31, 2016	—	—	—	801,245	801,245
Incurred guarantee benefits	—	—	—	309,455	309,455
Paid guarantee benefits	—	—	—	(151,946)	(151,946)

Net change	—	—	—	157,509	157,509
Net balance as of December 31, 2017	—	—	—	958,754	958,754
Plus reinsurance recoverable	7,516	2,248	4,670	149,618	164,052

Balance as of December 31, 2017	$7,516	$2,248	$4,670	$1,108,372	$1,122,806

41

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

11.	Value of Business Acquired

The following changes to the VOBA asset occurred for the years ended December 31, 2017, 2016 and 2015:

($ in thousands)	2017	2016	2015
Balance at beginning of period	$186,701	$247,702	$231,521
Business acquired	—	—	—
Amortized to expense during the year (1)	(29,827)	(30,053)	(40,880)
Adjustment for unrealized investment losses during the year	(21,843)	(30,948)	57,061

Balance at end of year	$135,031	$186,701	$247,702

(1)	Amount is included in Operating and acquisition expenses on the Consolidated Statements of Operations and Other Comprehensive Income (Loss)

The estimated percentages of the VOBA balance to be amortized for the years indicated were as follows:

VOBA Amortization
2018	13%
2019	11%
2020	9%
2021	8%
2022 and thereafter	59%

12.	Commitments and Contingencies

Regulation and Compliance

The Company is subject to changing social, economic and regulatory conditions. From time to time, regulatory authorities or legislative bodies seek to impose additional regulations regarding agent and broker compensation, regulate the nature of and amount of investments, and otherwise expand overall regulation of insurance products and the insurance industry. The Company has established procedures and policies to facilitate compliance with laws and regulations, to foster prudent business operations, and to support financial reporting. The Company routinely reviews its practices to validate compliance with laws and regulations and with internal procedures and policies. As a result of these reviews, from time to time the Company may decide to modify some of its procedures and policies. Such modifications, and the reviews that led to them, may be accompanied by payments being made and costs being incurred. The ultimate changes and eventual effects of these actions on the Company’s business, if any, are uncertain.

The Company is currently being examined by certain states for compliance with unclaimed property laws, premium tax and market conduct compliance. It is possible that these examinations may result in additional payments to states and to changes in the Company’s practices and procedures, which could impact benefit payments, operating and acquisition expenses and reserves, among other consequences; however, it is not likely to have a material effect on the financial statements of the Company.

The Company is assessed amounts by the state guaranty funds to cover losses to policyholders of insolvent or rehabilitated insurance companies. Those mandatory assessments may be partially recovered through a reduction in future premium taxes in certain states. At December 31, 2017, the Company accrued $3.3 million for guaranty fund assessments which is expected to be offset by estimated future premium tax deductions of $7.5 million. At December 31, 2016, the Company accrued $3.6 million for guaranty fund assessments.

42

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

Litigation

The Company is involved from time to time in judicial, regulatory and arbitration proceedings concerning matters arising in connection with the conduct of its business. Management believes, based on currently available information, that the results of such proceedings, in the aggregate, will not have a material adverse effect on the Company’s financial condition. Given the inherent difficulty of predicting the outcome of the Company’s litigation and regulatory matters, particularly in cases or proceedings in which substantial or indeterminate damages or fines are sought, the Company cannot estimate losses or ranges of losses for cases or proceedings where there is only a reasonable possibility that a loss may be incurred. However, the Company believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse effect on the consolidated financial position or results of operations.

In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as contracts with advisors and consultants, outsourcing agreements, information technology agreements and service agreements. The Company has also agreed to indemnify its directors, officers and employees in accordance with the Company’s by-laws. The Company believes any potential liability under these agreements is neither probable nor estimable. Therefore, the Company has not recorded any associated liability.

Pledged or Restricted Assets

The Company had the following restricted assets:

•	Certain bonds were on deposit with governmental authorities as required by law with market values of $8.6 million and $8.8 million at December 31, 2017 and 2016, respectively.

•	Derivative cash collateral received was reported as cash equivalents of $0.3 million and $0.9 million at December 31, 2017 and 2016, respectively.

•	Funds pledged on certain mortgage loans held in the investment portfolio to finance property improvements on underlying real estate totaling $8.5 million and $14.2 million at December 31, 2017 and 2016, respectively.

•	The Company is a member of the FHLB and is required to pledge collateral to back funding agreements issued to the FHLB. Assets with a market value of approximately $538.7 and $339.9 million were pledged as collateral to the FHLB as of December 31, 2017 and 2016, respectively.

13.	Regulatory Capital and Dividends

The Company prepares its statutory-basis financial statements in conformity with accounting practices prescribed or permitted by the State of Nebraska. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (“NAIC”), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.

The State of Nebraska requires insurance companies domiciled in its state to prepare statutory-basis financial statements in conformity with the NAIC Accounting Practices and Procedures Manual, subject to any deviations prescribed or permitted by the State of Nebraska Insurance Commissioner. Statutory accounting practices differ from GAAP primarily since they require establishing life insurance reserves based on different actuarial assumptions, and valuing certain investments at amortized cost. Statutory accounting practices do not give recognition to purchase accounting adjustments.

43

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

Statutory net income was $64 million, $52 million, and $74 million for the years ended December 31, 2017, 2016 and 2015, respectively. Statutory capital and surplus was $426 million and $560 million as of December 31, 2017 and December 31, 2016, respectively.

Dividend Limitations

The ability of the Company to pay dividends is dependent on business conditions, income, cash requirements and other relevant factors. The payment of shareholder dividends by the Company without the prior approval of the Department of Insurance is limited to formula amounts based on net income and capital and surplus, determined in conformity with statutory accounting practices, as well as, the timing and amount of dividends paid in the preceding twelve months. In connection with HoldCo’s acquisition of Lincoln Benefit, prior approval of the Nebraska Director of Insurance is required for the Company for any dividend or distribution for five years subsequent to April 1, 2014. The Company paid dividends of $70.0 million, $42.0 million, and $187.0 million during the years ended December 31, 2017, 2016 and 2015, respectively.

Other

Under state insurance laws, insurance companies are required to maintain paid up capital of not less than the minimum capital requirement applicable to the types of insurance they are authorized to write. Insurance companies are also subject to risk-based capital (“RBC”) requirements adopted by state insurance regulators. A company’s “authorized control level RBC” is calculated using various factors applied to certain financial balances and activity. Companies that do not maintain statutory capital and surplus at a level in excess of the company action level RBC, which is two times authorized control level RBC, are required to take specified actions. Company action level RBC is significantly in excess of the minimum capital requirements.

44

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Notes to Consolidated Financial Statements

14.	Leases

The Company has a lease agreement to lease office space under a non-cancellable operating lease agreement. For the years ended December 31, 2017, 2016 and 2015, the Company made payments of $0.2 million, $0.2 million and $0.1 million, respectively, pursuant to this operating lease.

The minimum aggregate rental commitments as of December 31, 2017 were as follows:

($ in thousands)
2018	$208
2019	213
2020	218
2021	224
2022	229
All future years	764

Aggregate total	$1,856

15.	Related Parties

Under the management services agreement with HoldCo, HoldCo and Lincoln Benefit provide services to each other including but not limited to compliance, legal, risk management, accounting and reporting, treasury, tax and other management related services. Services are provided at cost. HoldCo provided $18.9 million, $14.1 million, and $13.9 million in services to Lincoln Benefit for the years ended December 31, 2017, 2016 and 2015, respectively.

The Company has a Fee Letter (the “Fee Letter”) with Lanis LLC (“Lanis”) pursuant to which the Company will pay Lanis the risk spread due on the Vehicle Note issued by Lanis to Lancaster Re. The total expense related to this risk spread for the years ended December 31, 2017, 2016 and 2015 was approximately $7.8 million, 7.3 million, and $6.7 million, respectively.

The Company reported the following receivables/ (payables) to affiliates as of December 31, 2017 and 2016 ($ in thousands):

	December 31, 2017	December 31, 2016
HoldCo	$(4,715)	$(2,795)
Lanis	$(2,015)	$(1,898)

Intercompany receivable and payable balances are evaluated on an individual company basis. Intercompany balances are generally settled quarterly.

The Company’s stock is pledged as collateral on HoldCo’s term loan agreement with a syndicate of lenders (“Term Loan”). The maturity date of the Term Loan is June 15, 2018.

On April 1, 2014, the Company and HoldCo entered into a Letter Agreement whereby from and after the fifth anniversary of the date of the agreement, if the Company makes any payment pursuant to the Fee Letter, within ten Business Days of such payment by the Company, HoldCo shall reimburse the Company in cash in an amount equal to such payment by the Company.

45

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Schedule I Summary of Investments Other Than Investments in Related Parties

December 31, 2017	Amortized Cost	Fair Value	Amount at which shown in the Consolidated Balance Sheet
($ in thousands)
Type of Investment
Fixed maturities:
Available for sale
U.S. Treasury Securities and Obligations of U.S. Government Authority and Agencies	$416,639	$409,595	$409,595
Obligations of U.S. States and Political Subdivisions	741,343	776,531	776,531
Foreign government	24,242	22,791	22,791
All other corporate bonds	6,169,204	6,389,746	6,389,746
ABS	478,329	480,223	480,223
CMBS	189,596	187,825	187,825
RMBS	127,439	133,450	133,450
Redeemable preferred stock	14,800	14,800	14,800

Total fixed maturities, available for sale	$8,161,592	$8,414,961	$8,414,961
Fair value option and trading securities	110,305	109,914	109,914

Total fixed maturities	$8,271,897	$8,524,875	$8,524,875
Other securities:
Common stock	$8,152	$8,152	$8,152
Commercial mortgage loans	1,043,187	—	1,043,187
Derivatives	19,546	21,045	21,045
Other long-term assets	138	—	138
Policy loans	178,437	—	178,437
Short-term investments	190,376	—	190,376

Total other securities	$1,439,836	$29,197	$1,441,335

Total investments	$9,711,733	$8,554,072	$9,966,210

46

Lincoln Benefit Life Company

(A Wholly-Owned Subsidiary of LBL HoldCo II, Inc.)

Schedule IV – Reinsurance

($ in thousands)	Gross Amount	Ceded to Other Companies	Assumed from Other Companies	Net Amount	Percentage of Amount Assumed to Net
Year Ended December 31, 2017
Life insurance in force	$343,103,636	338,144,016	$4,049,125	$9,008,745	44.9%

Premiums and contract charges:
Life and annuities	$1,236,410	$(895,505)	$4,768	$345,673	1.4%
Accident and health insurance	58,052	(54,389)	—	3,663	0.0%

	$1,294,462	$(949,894)	$4,768	$349,336	1.4%

Year Ended December 31, 2016
Life insurance in force	$365,008,309	$359,316,014	$4,180,222	$9,872,516	42.3%

Premiums and contract charges:
Life and annuities	$1,270,770	$(918,414)	$4,749	$357,105	1.3%
Accident and health insurance	58,147	(52,633)	—	5,514	0.0%

	$1,328,917	$(971,047)	$4,749	$362,619	1.3%

Year Ended December 31, 2015
Life insurance in force	$390,226,197	$384,704,438	$4,601,282	$10,123,041	45.5%

Premiums and contract charges:
Life and annuities	$1,405,005	$(1,056,276)	$5,939	$354,668	1.7%
Accident and health insurance	58,467	(50,362)	—	8,105	0.0%

	$1,463,472	$(1,106,638)	$5,939	$362,773	1.6%

No reinsurance or coinsurance income was netted against premiums ceded in the years ended December 31, 2017, 2016 and 2015.

47

Lincoln Benefit Life Variable Life Account
Financial Statements as of December 31, 2017 and for the years ended December 31, 2017 and 2016, and Report of Independent Registered Public Accounting Firm

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Lincoln Benefit Life Company and
Policyholders of Lincoln Benefit Life Variable Life Account

Opinions on the Financial Statements

We have audited the accompanying statements of net assets of each of the sub-accounts of the Lincoln Benefit Life Variable Life Account (the “Separate Account”) listed in the table below as of December 31, 2017, and the related statements of operations and of changes in net assets, for each of the periods listed in the table below (other than Franklin High Income VIP Fund Class 1 and Oppenheimer Equity Income, which only includes statements of operations and of changes in net assets), including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the sub-accounts in the Lincoln Benefit Life Variable Life Account as of December 31, 2017 and the results of each of their operations and the changes in each of their net assets for the periods listed in the table below in conformity with accounting principles generally accepted in the United States of America.

VPS Growth and Income Class A (1)	Oppenheimer Global (1)
VPS International Growth Class A (1)	Oppenheimer Global Strategic Income (1)
VPS International Value Class A (1)	Oppenheimer International Growth Fund/VA (1)
VPS Small Cap Growth Class A (1)	Oppenheimer Main Street Small Cap (1)
VPS Small/Mid Cap Value Class A (1)	VIP Government Money Market Portfolio Initial Class (1)
Deutsche Equity 500 Index VIP Class A (1)	VIP Overseas (1)
Deutsche Small Cap Index VIP Class A (1)	VIP Real Estate (1)
Deutsche Bond VIP Class A (1)	VIP Value Strategies (1)
Deutsche Core Equity VIP Class A (1)	Franklin High Income VIP Fund Class 1 (2)
Deutsche Global Small Cap VIP Class A (1)	Franklin Income VIP Fund Class 1 (1)
Deutsche CROCI® International VIP Class A (1)	Franklin Mutual Global Discovery VIP Fund Class 1 (1)
Deutsche Global Income Builder VIP Class A (1)	Franklin Mutual Shares VIP Fund Class 1 (1)
Federated Fund for U.S. Government Securities II (1)	Franklin Small Cap Value VIP Fund Class 1 (1)
Federated High Income Bond Fund II (1)	Franklin Small-Mid Cap Growth VIP Fund Class 1 (1)
Federated Managed Volatility Fund II (1)	Franklin Strategic Income VIP Fund Class 1 (1)
VIP Asset Manager (1)	Franklin U.S. Government Securities VIP Fund Class 1 (1)
VIP Contrafund (1)	Templeton Global Bond VIP Fund Class 1 (1)
VIP Emerging Markets (1)	Morningstar Aggressive Growth ETF Asset Allocation Portfolio Class I (1)
VIP Equity-Income (1)	Morningstar Balanced ETF Asset Allocation Portfolio Class I (1)
VIP Growth (1)	Morningstar Conservative ETF Asset Allocation Portfolio Class I (1)
VIP Growth & Income (1)	Morningstar Growth ETF Asset Allocation Portfolio Class I (1)
VIP High Income (1)	Morningstar Income and Growth ETF Asset Allocation Portfolio Class I (1)
VIP Index 500 (1)	Invesco V.I. American Franchise (1)
VIP Index 500 - Service Class (1)	Invesco V.I. American Value (1)
VIP Investment Grade Bond (1)	Invesco V.I. Core Equity (1)
VIP Mid Cap (1)	Invesco V.I. Government Securities (1)
Invesco V.I. Growth and Income Fund Series II (1)	Invesco V.I. Growth and Income Fund - Series I (1)
Invesco V.I. Mid Cap Growth Fund Series II (1)	Invesco V.I. High Yield (1)
Janus Henderson Balanced Portfolio Institutional Shares (1)	Invesco V.I. Mid Cap Core Equity (1)
Janus Henderson Enterprise Portfolio Institutional Shares (1)	Invesco V.I. Value Opportunity (1)
Janus Henderson Flexible Bond Portfolio Institutional Shares (1)	Oppenheimer Global Fund /VA Service Shares (1)
Janus Henderson Forty Portfolio Institutional Shares (1)	Oppenheimer International Growth Fund/VA Service Shares (1)
Janus Henderson Global Research Portfolio Institutional Shares (1)	Oppenheimer Main Street Small Cap Fund®/VA Service Shares (1)
Janus Henderson Global Technology Portfolio Institutional Shares (1)	Foreign Bond (1)
Janus Henderson Research Portfolio Institutional Shares (1)	PIMCO Real Return (1)
Janus Henderson Mid Cap Value Portfolio Institutional Shares (1)	PIMCO Total Return (1)

Janus Henderson Overseas Portfolio Institutional Shares (1)	VT International Value Fund (1)
Janus Henderson Balanced Portfolio Service Shares (1)	VT High Yield (Class IA) (1)
Janus Henderson Global Research Portfolio Service Shares (1)	VT International Value Fund (Class IA) (1)
Janus Henderson Mid Cap Value Portfolio Service Shares (1)	Guggenheim VT U.S. Long Short Equity Fund (1)
Janus Henderson Overseas Portfolio Service Shares (1)	T. Rowe Price Blue Chip Growth (1)
Emerging Markets Equity (1)	T. Rowe Price Equity Income (1)
ClearBridge Variable Large Cap Value Portfolio Class I (1)	T. Rowe Price Mid-Cap Growth (1)
Western Asset Variable Global High Yield Bond Portfolio Class 1 (1)	T. Rowe Price New America Growth (1)
MFS Growth (1)	T. Rowe Price International Stock (1)
MFS High Yield Portfolio (1)	Alger Balanced Class I-2 (1)
MFS Investors Trust (1)	Alger Capital Appreciation Class I-2 (1)
MFS Mass Investors Growth Stock Series - Initial Class (1)	Alger Income and Growth Class I-2 (1)
MFS New Discovery (1)	Alger Large Cap Growth Class I-2 (1)
MFS Research (1)	Alger MidCap Growth Class I-2 (1)
MFS Total Return (1)	Alger SmallCap Growth Class I-2 (1)
MFS Utilities (1)	Morgan Stanley VIF Emerging Markets Portfolio Class I (1)
MFS Value (1)	Morgan Stanley VIF Growth Portfolio Class I (1)
MFS New Discovery Series (Service Class) (1)	Morgan Stanley VIF U.S. Real Estate Portfolio Class I (1)
Oppenheimer Conservative Balance Fund (1)	Van Eck VIP Emerging Markets Fund Initial Class (1)
Oppenheimer Total Return Bond Fund/VA (1)	Van Eck VIP Global Hard Assets Fund Initial Class (1)
Oppenheimer Discovery MidCap Growth (1)	Wells Fargo VT Advantage Discovery (1)
Oppenheimer Equity Income (2)	Wells Fargo VT Advantage Opportunity (1)
Oppenheimer Main Street (3)

(1) Statement of net assets as of December 31, 2017, statement of operations for the year ended December 31, 2017, and statements of changes in net assets for the years ended December 31, 2017 and 2016

(2) Statement of operations for the period January 1, 2017 through April 28, 2017 (date of expiration), and statements of changes in net assets for the period January 1, 2017 through April 28, 2017 and the year ended December 31, 2016

(3) Statement of net assets as of December 31, 2017, statement of operations for the period April 28, 2017 (commencement of operations) through December 31, 2017, and statements of changes in net assets for the period April 28, 2017 through December 31, 2017

Basis for Opinions

These financial statements are the responsibility of the Lincoln Benefit Life Company’s management. Our responsibility is to express an opinion on the financial statements of each of the sub-accounts in the Lincoln Benefit Life Variable Life Account financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to each of sub-accounts in the Lincoln Benefit Life Variable Life Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the unaffiliated mutual fund managers directly. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
Chicago, Illinois
April 12, 2018

We have served as the auditor of one or more sub-accounts in Lincoln Benefit Life Company since 2014.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2017

	AIM Variable	AIM Variable	AIM Variable	AIM Variable	AIM Variable	AIM Variable
	Insurance Funds	Insurance Funds	Insurance Funds	Insurance Funds	Insurance Funds	Insurance Funds
	(Invesco Variable	(Invesco Variable	(Invesco Variable	(Invesco Variable	(Invesco Variable	(Invesco Variable
	Insurance Funds)	Insurance Funds)	Insurance Funds)	Insurance Funds)	Insurance Funds)	Insurance Funds)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
					Invesco V.I.	Invesco V.I.
	Invesco V.I.	Invesco V.I.		Invesco V.I.	Growth	Growth
	American	American	Invesco V.I.	Government	and Income	and Income
	Franchise	Value	Core Equity	Securities	Fund Series I	Fund Series II

ASSETS
Investments, at fair value	$2,135,052	$10,000,912	$688,361	$1,277,595	$5,837,627	$5,364,138

Total assets	$2,135,052	$10,000,912	$688,361	$1,277,595	$5,837,627	$5,364,138

NET ASSETS
Accumulation units	$2,135,052	$10,000,912	$688,361	$1,277,595	$5,837,627	$5,364,138

Total net assets	$2,135,052	$10,000,912	$688,361	$1,277,595	$5,837,627	$5,364,138

FUND SHARE INFORMATION
Number of shares	33,906	544,119	18,746	111,972	257,164	236,723

Cost of investments	$1,465,893	$8,230,067	$567,756	$1,318,772	$5,083,617	$4,727,416

ACCUMULATION UNIT VALUE (1)
Lowest	$20.26	$20.86	$21.68	$11.50	$21.68	$28.65

Highest	$20.26	$33.61	$21.68	$11.50	$42.67	$31.97

 (1) The high and low accumulation unit value ("AUV") are reported at the same amount when there is only one policy offered for investment in the Sub-Account. Otherwise, when more than one policy is available for investment, a high and low AUV is reported.

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2017

	AIM Variable	AIM Variable	AIM Variable	AIM Variable
	Insurance Funds	Insurance Funds	Insurance Funds	Insurance Funds
	(Invesco Variable	(Invesco Variable	(Invesco Variable	(Invesco Variable
	Insurance Funds)	Insurance Funds)	Insurance Funds)	Insurance Funds)	AllianceBernstein	AllianceBernstein
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
					VPS	VPS
		Invesco V.I.	Invesco V.I.	Invesco V.I.	Growth	International
	Invesco V.I.	Mid Cap	Mid Cap Growth	Value	and Income	Growth
	High Yield	Core Equity	Fund Series II	Opportunity	Class A	Class A

ASSETS
Investments, at fair value	$391,539	$2,434,501	$4,231,753	$6,666,854	$663,477	$477,339

Total assets	$391,539	$2,434,501	$4,231,753	$6,666,854	$663,477	$477,339

NET ASSETS
Accumulation units	$391,539	$2,434,501	$4,231,753	$6,666,854	$663,477	$477,339

Total net assets	$391,539	$2,434,501	$4,231,753	$6,666,854	$663,477	$477,339

FUND SHARE INFORMATION
Number of shares	71,060	168,945	765,236	879,532	19,894	20,619

Cost of investments	$382,681	$2,117,765	$3,399,907	$6,337,124	$502,458	$381,532

ACCUMULATION UNIT VALUE
Lowest	$14.07	$26.63	$27.40	$18.72	$21.89	$11.17

Highest	$14.07	$26.63	$30.15	$20.60	$21.89	$11.17

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2017

				Alps Variable	Alps Variable	Alps Variable
				Investments	Investments	Investments
	AllianceBernstein	AllianceBernstein	AllianceBernstein	Trust	Trust	Trust
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	VPS	VPS	VPS	Morningstar	Morningstar	Morningstar
	International	Small	Small/Mid	Aggressive Growth	Balanced ETF	Conservative ETF
	Value	Cap Growth	Cap Value	ETF Asset Allocation	Asset Allocation	Asset Allocation
	Class A	Class A	Class A	Portfolio Class I	Portfolio Class I	Portfolio Class I

ASSETS
Investments, at fair value	$263,379	$844,140	$630,315	$9,031,661	$12,159,710	$1,132,019

Total assets	$263,379	$844,140	$630,315	$9,031,661	$12,159,710	$1,132,019

NET ASSETS
Accumulation units	$263,379	$844,140	$630,315	$9,031,661	$12,159,710	$1,132,019

Total net assets	$263,379	$844,140	$630,315	$9,031,661	$12,159,710	$1,132,019

FUND SHARE INFORMATION
Number of shares	16,158	48,154	29,074	693,144	1,077,034	101,435

Cost of investments	$228,313	$786,605	$561,357	$7,673,530	$11,476,185	$1,129,648

ACCUMULATION UNIT VALUE
Lowest	$9.26	$28.64	$24.91	$17.05	$16.13	$13.80

Highest	$9.26	$28.64	$24.91	$26.41	$21.27	$14.92

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2017

			Deutsche	Deutsche
	Alps Variable	Alps Variable	Investments	Investments	Deutsche	Deutsche
	Investments	Investments	Variable	Variable	Variable	Variable
	Trust	Trust	Insurance Trust	Insurance Trust	Series I	Series I
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	Morningstar	Morningstar
	Growth ETF	Income and Growth	Deutsche	Deutsche	Deutsche	Deutsche
	Asset Allocation	ETF Asset Allocation	Equity 500 Index	Small Cap Index	Bond	Core Equity
	Portfolio Class I	Portfolio Class I	VIP Class A	VIP Class A	VIP Class A	VIP Class A

ASSETS
Investments, at fair value	$17,530,338	$2,328,734	$3,701,053	$1,308,501	$5,339,395	$2,345,095

Total assets	$17,530,338	$2,328,734	$3,701,053	$1,308,501	$5,339,395	$2,345,095

NET ASSETS
Accumulation units	$17,530,338	$2,328,734	$3,701,053	$1,308,501	$5,339,395	$2,345,095

Total net assets	$17,530,338	$2,328,734	$3,701,053	$1,308,501	$5,339,395	$2,345,095

FUND SHARE INFORMATION
Number of shares	1,442,826	226,972	166,789	71,542	936,736	160,184

Cost of investments	$15,087,551	$2,369,288	$2,483,403	$995,627	$5,509,685	$1,567,631

ACCUMULATION UNIT VALUE
Lowest	$16.83	$14.92	$42.11	$49.75	$20.36	$30.20

Highest	$24.49	$17.76	$42.11	$49.75	$22.55	$30.20

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2017

	Deutsche	Deutsche	Deutsche	Federated	Federated	Federated
	Variable	Variable	Variable	Insurance	Insurance	Insurance
	Series I	Series I	Series II	Series	Series	Series
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
				Federated
	Deutsche CROCI®	Deutsche	Deutsche	Fund for U.S.	Federated	Federated
	International	Global Small Cap	Global Income	Government	High Income	Managed
	VIP Class A	VIP Class A	Builder VIP Class A	Securities II	Bond Fund II	Volatility Fund II

ASSETS
Investments, at fair value	$1,690,670	$4,365,459	$3,991,715	$5,256,699	$6,976,646	$2,966,479

Total assets	$1,690,670	$4,365,459	$3,991,715	$5,256,699	$6,976,646	$2,966,479

NET ASSETS
Accumulation units	$1,690,670	$4,365,459	$3,991,715	$5,256,699	$6,976,646	$2,966,479

Total net assets	$1,690,670	$4,365,459	$3,991,715	$5,256,699	$6,976,646	$2,966,479

FUND SHARE INFORMATION
Number of shares	230,337	338,408	150,290	489,907	1,022,969	274,674

Cost of investments	$1,977,644	$4,457,710	$3,391,543	$5,474,893	$6,835,870	$2,609,112

ACCUMULATION UNIT VALUE
Lowest	$15.46	$46.74	$18.67	$21.32	$30.92	$23.35

Highest	$15.46	$46.74	$20.40	$23.66	$40.96	$33.99

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2017

	Fidelity	Fidelity	Fidelity	Fidelity	Fidelity	Fidelity
	Variable	Variable	Variable	Variable	Variable	Variable
	Insurance	Insurance	Insurance	Insurance	Insurance	Insurance
	Products Fund	Products Fund	Products Fund	Products Fund	Products Fund	Products Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
					VIP Government
					Money Market
	VIP Asset		VIP Emerging	VIP	Portfolio
	Manager	VIP Contrafund	Markets	Equity-Income	Initial Class	VIP Growth

ASSETS
Investments, at fair value	$9,266,977	$81,743,151	$892,637	$39,781,991	$23,781,029	$54,115,791

Total assets	$9,266,977	$81,743,151	$892,637	$39,781,991	$23,781,029	$54,115,791

NET ASSETS
Accumulation units	$9,266,977	$81,743,151	$892,637	$39,781,991	$23,781,029	$54,115,791

Total net assets	$9,266,977	$81,743,151	$892,637	$39,781,991	$23,781,029	$54,115,791

FUND SHARE INFORMATION
Number of shares	608,469	2,154,537	72,987	1,665,215	23,781,029	730,801

Cost of investments	$8,946,279	$59,664,542	$654,111	$36,055,128	$23,781,029	$30,101,080

ACCUMULATION UNIT VALUE
Lowest	$27.05	$21.28	$14.90	$18.63	$10.40	$23.24

Highest	$36.11	$66.30	$14.90	$60.47	$15.81	$66.40

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2017

	Fidelity	Fidelity	Fidelity	Fidelity	Fidelity	Fidelity
	Variable	Variable	Variable	Variable	Variable	Variable
	Insurance	Insurance	Insurance	Insurance	Insurance	Insurance
	Products Fund	Products Fund	Products Fund	Products Fund	Products Fund	Products Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

	VIP	VIP		VIP
	Growth	High		Index 500 -	VIP Investment	VIP
	& Income	Income	VIP Index 500	Service Class	Grade Bond	Mid Cap

ASSETS
Investments, at fair value	$1,008,350	$608,384	$66,024,863	$6,481,736	$6,866,229	$3,171,125

Total assets	$1,008,350	$608,384	$66,024,863	$6,481,736	$6,866,229	$3,171,125

NET ASSETS
Accumulation units	$1,008,350	$608,384	$66,024,863	$6,481,736	$6,866,229	$3,171,125

Total net assets	$1,008,350	$608,384	$66,024,863	$6,481,736	$6,866,229	$3,171,125

FUND SHARE INFORMATION
Number of shares	44,401	111,630	243,472	23,986	536,424	81,436

Cost of investments	$785,026	$624,609	$36,156,104	$4,709,247	$6,848,878	$2,678,498

ACCUMULATION UNIT VALUE
Lowest	$20.98	$18.24	$29.98	$23.06	$15.35	$22.75

Highest	$20.98	$18.24	$34.83	$23.06	$18.67	$22.75

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2017

	Fidelity	Fidelity	Fidelity
	Variable	Variable	Variable	Franklin	Franklin	Franklin
	Insurance	Insurance	Insurance	Templeton	Templeton	Templeton
	Products Fund	Products Fund	Products Fund	Investments	Investments	Investments
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
					Franklin Mutual
		VIP	VIP	Franklin	Global	Franklin Mutual
		Real	Value	Income VIP	Discovery VIP	Shares VIP
	VIP Overseas	Estate	Strategies	Fund Class 1	Fund Class 1	Fund Class 1

ASSETS
Investments, at fair value	$17,061,713	$1,832,901	$258,217	$796,378	$1,074,226	$479,229

Total assets	$17,061,713	$1,832,901	$258,217	$796,378	$1,074,226	$479,229

NET ASSETS
Accumulation units	$17,061,713	$1,832,901	$258,217	$796,378	$1,074,226	$479,229

Total net assets	$17,061,713	$1,832,901	$258,217	$796,378	$1,074,226	$479,229

FUND SHARE INFORMATION
Number of shares	746,030	94,285	18,095	47,630	52,710	23,140

Cost of investments	$13,337,967	$1,744,044	$238,314	$740,261	$1,092,031	$441,570

ACCUMULATION UNIT VALUE
Lowest	$25.40	$18.63	$21.16	$17.44	$18.40	$17.66

Highest	$30.30	$18.63	$21.16	$17.44	$18.40	$17.66

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2017

	Franklin	Franklin	Franklin	Franklin	Franklin
	Templeton	Templeton	Templeton	Templeton	Templeton	Janus Aspen
	Investments	Investments	Investments	Investments	Investments	Series
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	Franklin	Franklin	Franklin	Franklin	Templeton	Janus Henderson
	Small	Small-Mid	Strategic	U.S. Government	Global	Balanced
	Cap Value VIP	Cap Growth VIP	Income VIP	Securities VIP	Bond VIP	Portfolio
	Fund Class 1	Fund Class 1	Fund Class 1	Fund Class 1	Fund Class 1	Institutional Shares

ASSETS
Investments, at fair value	$1,311,170	$852,733	$457,244	$380,203	$1,167,543	$35,630,596

Total assets	$1,311,170	$852,733	$457,244	$380,203	$1,167,543	$35,630,596

NET ASSETS
Accumulation units	$1,311,170	$852,733	$457,244	$380,203	$1,167,543	$35,630,596

Total net assets	$1,311,170	$852,733	$457,244	$380,203	$1,167,543	$35,630,596

FUND SHARE INFORMATION
Number of shares	64,179	43,264	40,898	30,761	68,039	1,010,224

Cost of investments	$1,187,579	$868,975	$480,213	$400,039	$1,228,759	$26,951,558

ACCUMULATION UNIT VALUE
Lowest	$23.20	$22.02	$16.34	$13.03	$16.65	$21.34

Highest	$23.20	$22.02	$16.34	$13.03	$16.65	$76.55

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2017

	Janus Aspen	Janus Aspen	Janus Aspen	Janus Aspen	Janus Aspen	Janus Aspen
	Series	Series	Series	Series	Series	Series
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	Janus Henderson	Janus Henderson	Janus Henderson	Janus Henderson	Janus Henderson	Janus Henderson
	Balanced	Enterprise	Flexible	Forty	Global Research	Global Research
	Portfolio	Portfolio	Bond Portfolio	Portfolio	Portfolio	Portfolio
	Service Shares	Institutional Shares	Institutional Shares	Institutional Shares	Institutional Shares	Service Shares

ASSETS
Investments, at fair value	$7,021,916	$46,529,213	$6,076,980	$6,677,732	$28,710,239	$1,042,736

Total assets	$7,021,916	$46,529,213	$6,076,980	$6,677,732	$28,710,239	$1,042,736

NET ASSETS
Accumulation units	$7,021,916	$46,529,213	$6,076,980	$6,677,732	$28,710,239	$1,042,736

Total net assets	$7,021,916	$46,529,213	$6,076,980	$6,677,732	$28,710,239	$1,042,736

FUND SHARE INFORMATION
Number of shares	189,321	658,588	519,844	167,951	560,747	20,784

Cost of investments	$5,470,093	$27,364,978	$6,285,249	$5,893,709	$16,086,547	$623,216

ACCUMULATION UNIT VALUE
Lowest	$34.81	$25.97	$16.27	$21.02	$24.50	$29.84

Highest	$34.81	$92.21	$36.85	$41.89	$48.66	$29.84

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2017

	Janus Aspen	Janus Aspen	Janus Aspen	Janus Aspen	Janus Aspen	Janus Aspen
	Series	Series	Series	Series	Series	Series
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	Janus Henderson	Janus Henderson	Janus Henderson	Janus Henderson	Janus Henderson	Janus Henderson
	Global Technology	Mid Cap	Mid Cap Value	Overseas	Overseas	Research
	Portfolio	Value Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
	Institutional Shares	Institutional Shares	Service Shares	Institutional Shares	Service Shares	Institutional Shares

ASSETS
Investments, at fair value	$973,411	$582,306	$4,504,719	$1,062,734	$5,317,424	$32,992,541

Total assets	$973,411	$582,306	$4,504,719	$1,062,734	$5,317,424	$32,992,541

NET ASSETS
Accumulation units	$973,411	$582,306	$4,504,719	$1,062,734	$5,317,424	$32,992,541

Total net assets	$973,411	$582,306	$4,504,719	$1,062,734	$5,317,424	$32,992,541

FUND SHARE INFORMATION
Number of shares	85,387	32,314	257,560	33,231	172,981	903,658

Cost of investments	$668,561	$529,896	$4,018,868	$1,117,902	$6,498,720	$22,995,250

ACCUMULATION UNIT VALUE
Lowest	$33.09	$21.38	$32.69	$9.18	$8.48	$31.45

Highest	$33.09	$21.38	$32.69	$9.18	$9.02	$57.26

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2017

		Legg Mason	Legg Mason
	Lazard	Partners	Partners	MFS Variable	MFS Variable	MFS Variable
	Retirement	Variable	Variable	Insurance	Insurance	Insurance
	Series, Inc.	Portfolios I, Inc.	Portfolios I, Inc.	Trust	Trust	Trust
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
		ClearBridge	Western Asset
	Emerging	Variable Large Cap	Variable Global		MFS
	Markets	Value Portfolio	High Yield Bond	MFS	High Yield	MFS Investors
	Equity	Class I	Portfolio Class I	Growth	Portfolio	Trust

ASSETS
Investments, at fair value	$1,566,070	$4,134,061	$2,360,084	$9,279,635	$1,112,092	$5,900,315

Total assets	$1,566,070	$4,134,061	$2,360,084	$9,279,635	$1,112,092	$5,900,315

NET ASSETS
Accumulation units	$1,566,070	$4,134,061	$2,360,084	$9,279,635	$1,112,092	$5,900,315

Total net assets	$1,566,070	$4,134,061	$2,360,084	$9,279,635	$1,112,092	$5,900,315

FUND SHARE INFORMATION
Number of shares	66,387	192,910	323,299	189,768	192,737	196,219

Cost of investments	$1,316,518	$3,615,753	$2,515,515	$5,043,425	$1,171,436	$4,167,873

ACCUMULATION UNIT VALUE
Lowest	$64.10	$26.27	$23.45	$38.94	$12.44	$31.34

Highest	$64.10	$28.91	$23.45	$38.94	$12.44	$31.34

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2017

	MFS Variable	MFS Variable	MFS Variable	MFS Variable	MFS Variable	MFS Variable
	Insurance	Insurance	Insurance	Insurance	Insurance	Insurance
	Trust	Trust	Trust	Trust	Trust	Trust
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	MFS Mass
	Investors Growth
	Stock Series -	MFS New		MFS Total
	Initial Class	Discovery	MFS Research	Return	MFS Utilities	MFS Value

ASSETS
Investments, at fair value	$1,071,409	$10,458,275	$4,024,115	$12,181,280	$2,740,179	$2,184,713

Total assets	$1,071,409	$10,458,275	$4,024,115	$12,181,280	$2,740,179	$2,184,713

NET ASSETS
Accumulation units	$1,071,409	$10,458,275	$4,024,115	$12,181,280	$2,740,179	$2,184,713

Total net assets	$1,071,409	$10,458,275	$4,024,115	$12,181,280	$2,740,179	$2,184,713

FUND SHARE INFORMATION
Number of shares	57,603	520,312	136,411	493,169	92,887	104,432

Cost of investments	$999,343	$7,832,146	$2,859,914	$10,009,629	$2,550,457	$1,654,422

ACCUMULATION UNIT VALUE
Lowest	$13.43	$57.20	$33.83	$33.93	$60.70	$33.71

Highest	$13.43	$57.20	$33.83	$33.93	$60.70	$33.71

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2017

	MFS Variable	Morgan Stanley	Morgan Stanley	Morgan Stanley
	Insurance	Variable	Variable	Variable	Oppenheimer	Oppenheimer
	Trust	Insurance	Insurance	Insurance	Variable	Variable
	(Service Class)	Fund, Inc.	Fund, Inc.	Fund, Inc.	Account Funds	Account Funds
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	MFS New	Morgan Stanley	Morgan Stanley	Morgan Stanley		Oppenheimer
	Discovery	VIF Emerging	VIF Growth	VIF U.S.	Oppenheimer	Discovery
	Series	Markets Portfolio	Portfolio	Real Estate	Conservative	MidCap
	(Service Class)	Class I	Class I	Portfolio Class I	Balance Fund	Growth

ASSETS
Investments, at fair value	$705,397	$499,627	$3,659,015	$6,439,063	$413,398	$2,378,074

Total assets	$705,397	$499,627	$3,659,015	$6,439,063	$413,398	$2,378,074

NET ASSETS
Accumulation units	$705,397	$499,627	$3,659,015	$6,439,063	$413,398	$2,378,074

Total net assets	$705,397	$499,627	$3,659,015	$6,439,063	$413,398	$2,378,074

FUND SHARE INFORMATION
Number of shares	37,986	28,324	113,002	296,458	25,967	28,240

Cost of investments	$608,652	$388,946	$2,693,559	$4,856,912	$349,407	$1,619,892

ACCUMULATION UNIT VALUE
Lowest	$29.59	$11.12	$29.48	$48.57	$12.89	$26.58

Highest	$29.59	$11.12	$45.69	$48.57	$12.89	$26.58

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2017

	Oppenheimer	Oppenheimer	Oppenheimer	Oppenheimer	Oppenheimer	Oppenheimer
	Variable	Variable	Variable	Variable	Variable	Variable
	Account Funds	Account Funds	Account Funds	Account Funds	Account Funds	Account Funds
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
					Oppenheimer
		Oppenheimer	Oppenheimer	Oppenheimer	International
	Oppenheimer	Global Fund/VA	Global	International	Growth Fund/VA	Oppenheimer
	Global	Service Shares	Strategic Income	Growth Fund/VA	Service Shares	Main Street

ASSETS
Investments, at fair value	$1,477,727	$11,457,972	$367,324	$1,941,884	$2,077,252	$554,126

Total assets	$1,477,727	$11,457,972	$367,324	$1,941,884	$2,077,252	$554,126

NET ASSETS
Accumulation units	$1,477,727	$11,457,972	$367,324	$1,941,884	$2,077,252	$554,126

Total net assets	$1,477,727	$11,457,972	$367,324	$1,941,884	$2,077,252	$554,126

FUND SHARE INFORMATION
Number of shares	31,163	244,411	71,603	749,762	769,352	17,182

Cost of investments	$1,078,902	$7,763,082	$376,327	$1,541,692	$1,594,893	$525,125

ACCUMULATION UNIT VALUE
Lowest	$20.82	$32.44	$14.78	$16.14	$27.52	$10.91

Highest	$20.82	$32.44	$14.78	$53.15	$27.52	$10.91

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2017

	Oppenheimer	Oppenheimer	Oppenheimer
	Variable	Variable	Variable	PIMCO Variable	PIMCO Variable	PIMCO Variable
	Account Funds	Account Funds	Account Funds	Insurance Trust	Insurance Trust	Insurance Trust
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
		Oppenheimer
	Oppenheimer	Main Street Small	Oppenheimer
	Main Street	Cap Fund®/VA	Total Return		PIMCO	PIMCO
	Small Cap	Service Shares	Bond Fund/VA	Foreign Bond	Real Return	Total Return

ASSETS
Investments, at fair value	$11,877,519	$7,088,578	$220,634	$3,187,844	$3,439,751	$14,223,354

Total assets	$11,877,519	$7,088,578	$220,634	$3,187,844	$3,439,751	$14,223,354

NET ASSETS
Accumulation units	$11,877,519	$7,088,578	$220,634	$3,187,844	$3,439,751	$14,223,354

Total net assets	$11,877,519	$7,088,578	$220,634	$3,187,844	$3,439,751	$14,223,354

FUND SHARE INFORMATION
Number of shares	460,547	278,858	28,178	295,444	276,953	1,300,124

Cost of investments	$9,047,152	$6,067,749	$219,657	$3,094,487	$3,579,534	$14,143,295

ACCUMULATION UNIT VALUE
Lowest	$25.39	$35.85	$10.38	$20.39	$17.70	$19.75

Highest	$55.56	$40.00	$10.38	$22.76	$17.70	$22.04

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2017

					T. Rowe Price	T. Rowe Price
	Putnam Variable	Putnam Variable	Putnam Variable	Rydex	Equity	Equity
	Trust	Trust (Class IA)	Trust (Class IA)	Variable Trust	Series, Inc.	Series, Inc.
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

	VT		VT International	Guggenheim VT	T. Rowe Price
	International	VT High Yield	Value Fund	U.S. Long Short	Blue Chip	T. Rowe Price
	Value Fund	(Class IA)	(Class IA)	Equity Fund	Growth	Equity Income

ASSETS
Investments, at fair value	$2,599,397	$1,108,515	$942,986	$924,828	$5,412,643	$27,921,568

Total assets	$2,599,397	$1,108,515	$942,986	$924,828	$5,412,643	$27,921,568

NET ASSETS
Accumulation units	$2,599,397	$1,108,515	$942,986	$924,828	$5,412,643	$27,921,568

Total net assets	$2,599,397	$1,108,515	$942,986	$924,828	$5,412,643	$27,921,568

FUND SHARE INFORMATION
Number of shares	224,279	169,239	80,460	52,577	173,371	953,931

Cost of investments	$2,500,886	$1,121,743	$864,743	$702,613	$2,174,255	$22,145,194

ACCUMULATION UNIT VALUE
Lowest	$20.08	$31.71	$30.56	$27.24	$38.32	$39.71

Highest	$22.41	$31.71	$30.56	$27.24	$38.32	$39.71

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2017

	T. Rowe Price	T. Rowe Price	T. Rowe Price
	Equity	Equity	International	The Alger	The Alger	The Alger
	Series, Inc.	Series, Inc.	Series, Inc.	Portfolios	Portfolios	Portfolios
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
					Alger	Alger
		T. Rowe Price	T. Rowe Price	Alger	Capital	Income and
	T. Rowe Price	New America	International	Balanced	Appreciation	Growth
	Mid-Cap Growth	Growth	Stock	Class I-2	Class I-2	Class I-2

ASSETS
Investments, at fair value	$13,732,966	$3,254,798	$4,653,330	$358,503	$26,666,358	$6,186,924

Total assets	$13,732,966	$3,254,798	$4,653,330	$358,503	$26,666,358	$6,186,924

NET ASSETS
Accumulation units	$13,732,966	$3,254,798	$4,653,330	$358,503	$26,666,358	$6,186,924

Total net assets	$13,732,966	$3,254,798	$4,653,330	$358,503	$26,666,358	$6,186,924

FUND SHARE INFORMATION
Number of shares	486,123	114,083	268,203	20,843	322,681	294,335

Cost of investments	$11,538,439	$2,622,296	$3,873,496	$293,909	$18,163,986	$3,351,184

ACCUMULATION UNIT VALUE
Lowest	$77.92	$38.01	$23.55	$17.28	$26.71	$35.50

Highest	$77.92	$38.01	$23.55	$17.28	$60.98	$35.50

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2017

	The Alger	The Alger	The Alger	VanEck	VanEck	Wells Fargo
	Portfolios	Portfolios	Portfolios	VIP Trust	VIP Trust	Variable Trust
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	Alger	Alger	Alger	VanEck	VanEck
	Large Cap	MidCap	SmallCap	VIP Emerging	VIP Global	Wells Fargo VT
	Growth	Growth	Growth	Markets	Hard Assets	Advantage
	Class I-2	Class I-2	Class I-2	Fund Initial Class	Fund Initial Class	Discovery

ASSETS
Investments, at fair value	$13,902,700	$27,829,761	$6,876,922	$5,538,340	$3,318,885	$6,391,189

Total assets	$13,902,700	$27,829,761	$6,876,922	$5,538,340	$3,318,885	$6,391,189

NET ASSETS
Accumulation units	$13,902,700	$27,829,761	$6,876,922	$5,538,340	$3,318,885	$6,391,189

Total net assets	$13,902,700	$27,829,761	$6,876,922	$5,538,340	$3,318,885	$6,391,189

FUND SHARE INFORMATION
Number of shares	225,693	1,113,190	284,759	354,340	139,860	201,361

Cost of investments	$10,469,023	$17,679,918	$6,915,949	$4,507,491	$3,784,903	$4,382,192

ACCUMULATION UNIT VALUE
Lowest	$20.74	$17.57	$31.83	$42.98	$27.61	$40.18

Highest	$31.16	$44.69	$31.83	$42.98	$27.61	$40.18

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2017

Wells Fargo
Variable Trust
Sub-Account

Wells Fargo VT
Advantage
Opportunity

ASSETS
Investments, at fair value	$8,066,718

Total assets	$8,066,718

NET ASSETS
Accumulation units	$8,066,718

Total net assets	$8,066,718

FUND SHARE INFORMATION
Number of shares	297,226

Cost of investments	$6,333,435

ACCUMULATION UNIT VALUE
Lowest	$30.12

Highest	$30.12

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2017

	AIM Variable	AIM Variable	AIM Variable	AIM Variable	AIM Variable	AIM Variable
	Insurance Funds	Insurance Funds	Insurance Funds	Insurance Funds	Insurance Funds	Insurance Funds
	(Invesco Variable	(Invesco Variable	(Invesco Variable	(Invesco Variable	(Invesco Variable	(Invesco Variable
	Insurance Funds)*	Insurance Funds)*	Insurance Funds)*	Insurance Funds)*	Insurance Funds)*	Insurance Funds)*
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
					Invesco V.I.	Invesco V.I.
	Invesco V.I.	Invesco V.I.		Invesco V.I.	Growth	Growth
	American	American	Invesco V.I.	Government	and Income	and Income
	Franchise	Value	Core Equity	Securities	Fund Series I	Fund Series II*

NET INVESTMENT INCOME (LOSS)
Dividends	$1,616	$78,060	$6,806	$25,109	$83,119	$67,631
Charges from Lincoln Benefit Life
Company:
Mortality and expense risk	—	(12,975)	—	—	—	(13,265)
Administrative Expense	—	—	—	—	—	—

Net investment income (loss)	1,616	65,085	6,806	25,109	83,119	54,366

NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on
fund shares:
Proceeds from sales	211,898	1,190,289	83,240	191,453	333,756	1,136,727
Cost of investments sold	138,539	1,038,569	69,094	195,869	303,348	1,041,658

Realized gains (losses)
on fund shares	73,359	151,720	14,146	(4,416)	30,408	95,069

Realized gain distributions	157,629	111,739	34,093	—	228,382	217,622

Net realized gains (losses)	230,988	263,459	48,239	(4,416)	258,790	312,691

Change in unrealized gains (losses)	250,835	575,749	25,317	1,987	389,997	314,010

Net realized and change in unrealized
gains (losses) on investments	481,823	839,208	73,556	(2,429)	648,787	626,701

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$483,439	$904,293	$80,362	$22,680	$731,906	$681,067

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2017.

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2017

	AIM Variable	AIM Variable	AIM Variable	AIM Variable
	Insurance Funds	Insurance Funds	Insurance Funds	Insurance Funds
	(Invesco Variable	(Invesco Variable	(Invesco Variable	(Invesco Variable
	Insurance Funds)*	Insurance Funds)*	Insurance Funds)*	Insurance Funds)*	AllianceBernstein	AllianceBernstein
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
					VPS	VPS
		Invesco V.I.	Invesco V.I.	Invesco V.I.	Growth	International
	Invesco V.I.	Mid Cap	Mid Cap Growth	Value	and Income	Growth
	High Yield	Core Equity	Fund Series II*	Opportunity	Class A	Class A

NET INVESTMENT INCOME (LOSS)
Dividends	$15,539	$12,289	$—	$24,610	$8,823	$4,496
Charges from Lincoln Benefit Life
Company:
Mortality and expense risk	—	—	(5,446)	(2,614)	—	—
Administrative Expense	—	—	—	—	—	—

Net investment income (loss)	15,539	12,289	(5,446)	21,996	8,823	4,496

NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on
fund shares:
Proceeds from sales	34,746	143,659	604,575	492,096	36,832	49,031
Cost of investments sold	33,469	131,785	503,823	509,129	27,355	42,647

Realized gains (losses)
on fund shares	1,277	11,874	100,752	(17,033)	9,477	6,384

Realized gain distributions	—	47,586	255,643	—	52,219	—

Net realized gains (losses)	1,277	59,460	356,395	(17,033)	61,696	6,384

Change in unrealized gains (losses)	6,869	247,464	436,217	997,848	35,191	100,379

Net realized and change in unrealized
gains (losses) on investments	8,146	306,924	792,612	980,815	96,887	106,763

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$23,685	$319,213	$787,166	$1,002,811	$105,710	$111,259

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2017.

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2017

				Alps Variable	Alps Variable	Alps Variable
				Investments	Investments	Investments
	AllianceBernstein	AllianceBernstein	AllianceBernstein	Trust*	Trust*	Trust*
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	VPS	VPS	VPS	Morningstar	Morningstar	Morningstar
	International	Small	Small/Mid	Aggressive Growth	Balanced ETF	Conservative ETF
	Value	Cap Growth	Cap Value	ETF Asset Allocation	Asset Allocation	Asset Allocation
	Class A	Class A	Class A	Portfolio Class I	Portfolio Class I	Portfolio Class I

NET INVESTMENT INCOME (LOSS)
Dividends	$5,401	$—	$2,269	$119,746	$220,925	$22,464
Charges from Lincoln Benefit Life
Company:
Mortality and expense risk	—	—	—	(1,831)	(4,679)	(202)
Administrative Expense	—	—	—	—	—	—

Net investment income (loss)	5,401	—	2,269	117,915	216,246	22,262

NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on
fund shares:
Proceeds from sales	16,521	70,200	32,113	697,707	1,441,179	206,448
Cost of investments sold	14,856	77,585	29,712	581,427	1,333,782	209,510

Realized gains (losses)
on fund shares	1,665	(7,385)	2,401	116,280	107,397	(3,062)

Realized gain distributions	—	—	24,399	493,177	718,512	5,323

Net realized gains (losses)	1,665	(7,385)	26,800	609,457	825,909	2,261

Change in unrealized gains (losses)	39,295	213,998	39,793	721,028	405,517	38,911

Net realized and change in unrealized
gains (losses) on investments	40,960	206,613	66,593	1,330,485	1,231,426	41,172

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$46,361	$206,613	$68,862	$1,448,400	$1,447,672	$63,434

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2017

			Deutsche	Deutsche
	Alps Variable	Alps Variable	Investments	Investments	Deutsche	Deutsche
	Investments	Investments	Variable	Variable	Variable	Variable
	Trust*	Trust*	Insurance Trust	Insurance Trust	Series I	Series I
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	Morningstar	Morningstar
	Growth ETF	Income and Growth	Deutsche	Deutsche	Deutsche	Deutsche
	Asset Allocation	ETF Asset Allocation	Equity 500 Index	Small Cap Index	Bond	Core Equity
	Portfolio Class I	Portfolio Class I	VIP Class A	VIP Class A	VIP Class A	VIP Class A

NET INVESTMENT INCOME (LOSS)
Dividends	$257,847	$47,404	$61,473	$11,986	$129,819	$26,700
Charges from Lincoln Benefit Life
Company:
Mortality and expense risk	(1,650)	(381)	—	—	(6,669)	—
Administrative Expense	—	—	—	—	—	—

Net investment income (loss)	256,197	47,023	61,473	11,986	123,150	26,700

NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on
fund shares:
Proceeds from sales	1,529,285	245,856	372,659	151,949	585,268	326,722
Cost of investments sold	1,316,859	242,077	265,743	121,803	609,485	234,755

Realized gains (losses)
on fund shares	212,426	3,779	106,916	30,146	(24,217)	91,967

Realized gain distributions	859,651	108,606	172,691	46,412	—	152,293

Net realized gains (losses)	1,072,077	112,385	279,607	76,558	(24,217)	244,260

Change in unrealized gains (losses)	1,229,675	50,036	343,195	80,741	196,314	154,852

Net realized and change in unrealized
gains (losses) on investments	2,301,752	162,421	622,802	157,299	172,097	399,112

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$2,557,949	$209,444	$684,275	$169,285	$295,247	$425,812

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2017.

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2017

	Deutsche	Deutsche	Deutsche	Federated	Federated	Federated
	Variable	Variable	Variable	Insurance	Insurance	Insurance
	Series I	Series I	Series II	Series	Series	Series
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
				Federated
	Deutsche CROCI®	Deutsche	Deutsche	Fund for U.S.	Federated	Federated
	International	Global Small Cap	Global Income	Government	High Income	Managed
	VIP Class A*	VIP Class A	Builder VIP Class A	Securities II	Bond Fund II	Volatility Fund II

NET INVESTMENT INCOME (LOSS)
Dividends	$114,529	$—	$113,008	$126,427	$462,744	$110,078
Charges from Lincoln Benefit Life
Company:
Mortality and expense risk	—	—	(2,347)	(7,364)	(14,316)	(8,906)
Administrative Expense	—	—	—	—	—	—

Net investment income (loss)	114,529	—	110,661	119,063	448,428	101,172

NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on
fund shares:
Proceeds from sales	195,828	407,917	472,911	906,543	800,783	236,250
Cost of investments sold	241,642	446,180	431,764	941,941	786,696	224,209

Realized gains (losses)
on fund shares	(45,814)	(38,263)	41,147	(35,398)	14,087	12,041

Realized gain distributions	—	349,909	—	—	—	—

Net realized gains (losses)	(45,814)	311,646	41,147	(35,398)	14,087	12,041

Change in unrealized gains (losses)	253,166	435,748	425,811	12,194	(6,013)	345,605

Net realized and change in unrealized
gains (losses) on investments	207,352	747,394	466,958	(23,204)	8,074	357,646

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$321,881	$747,394	$577,619	$95,859	$456,502	$458,818

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2017.

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2017

	Fidelity	Fidelity	Fidelity	Fidelity	Fidelity	Fidelity
	Variable	Variable	Variable	Variable	Variable	Variable
	Insurance	Insurance	Insurance	Insurance	Insurance	Insurance
	Products Fund	Products Fund	Products Fund	Products Fund	Products Fund	Products Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
					VIP Government
					Money Market
	VIP Asset		VIP Emerging	VIP	Portfolio
	Manager	VIP Contrafund	Markets	Equity-Income	Initial Class*	VIP Growth

NET INVESTMENT INCOME (LOSS)
Dividends	$168,460	$771,543	$5,242	$652,274	$161,235	$107,938
Charges from Lincoln Benefit Life
Company:
Mortality and expense risk	(30,183)	(132,552)	—	(104,779)	(19,293)	(129,621)
Administrative Expense	—	—	—	—	—	—

Net investment income (loss)	138,277	638,991	5,242	547,495	141,942	(21,683)

NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on
fund shares:
Proceeds from sales	802,032	6,666,271	60,697	3,298,426	6,889,079	4,149,780
Cost of investments sold	791,212	5,144,888	49,776	3,177,650	6,889,079	2,511,793

Realized gains (losses)
on fund shares	10,820	1,521,383	10,921	120,776	—	1,637,987

Realized gain distributions	997,929	4,078,565	799	784,723	—	3,526,007

Net realized gains (losses)	1,008,749	5,599,948	11,720	905,499	—	5,163,994

Change in unrealized gains (losses)	6,618	8,812,176	262,838	3,078,660	—	9,358,003

Net realized and change in unrealized
gains (losses) on investments	1,015,367	14,412,124	274,558	3,984,159	—	14,521,997

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$1,153,644	$15,051,115	$279,800	$4,531,654	$141,942	$14,500,314

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2017.

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2017

	Fidelity	Fidelity	Fidelity	Fidelity	Fidelity	Fidelity
	Variable	Variable	Variable	Variable	Variable	Variable
	Insurance	Insurance	Insurance	Insurance	Insurance	Insurance
	Products Fund	Products Fund	Products Fund	Products Fund	Products Fund	Products Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

	VIP	VIP		VIP
	Growth	High		Index 500 -	VIP Investment	VIP
	& Income	Income	VIP Index 500	Service Class	Grade Bond	Mid Cap

NET INVESTMENT INCOME (LOSS)
Dividends	$11,835	$31,596	$1,112,289	$99,491	$162,544	$20,120
Charges from Lincoln Benefit Life
Company:
Mortality and expense risk	—	—	(35,363)	—	—	—
Administrative Expense	—	—	—	—	—	—

Net investment income (loss)	11,835	31,596	1,076,926	99,491	162,544	20,120

NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on
fund shares:
Proceeds from sales	55,677	69,470	6,091,846	598,772	329,007	172,030
Cost of investments sold	43,884	70,107	3,688,376	433,426	327,733	151,921

Realized gains (losses)
on fund shares	11,793	(637)	2,403,470	165,346	1,274	20,109

Realized gain distributions	19,540	—	196,454	16,217	28,373	114,170

Net realized gains (losses)	31,333	(637)	2,599,924	181,563	29,647	134,279

Change in unrealized gains (losses)	93,736	6,857	8,507,050	776,980	77,133	364,342

Net realized and change in unrealized
gains (losses) on investments	125,069	6,220	11,106,974	958,543	106,780	498,621

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$136,904	$37,816	$12,183,900	$1,058,034	$269,324	$518,741

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2017

	Fidelity	Fidelity	Fidelity
	Variable	Variable	Variable	Franklin	Franklin	Franklin
	Insurance	Insurance	Insurance	Templeton	Templeton	Templeton
	Products Fund	Products Fund	Products Fund	Investments	Investments	Investments
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
						Franklin Mutual
		VIP	VIP	Franklin High	Franklin	Global
		Real	Value	Income VIP	Income VIP	Discovery VIP
	VIP Overseas	Estate	Strategies	Fund Class 1*	Fund Class 1	Fund Class 1

NET INVESTMENT INCOME (LOSS)
Dividends	$225,743	$32,525	$3,496	$185,139	$29,740	$19,628
Charges from Lincoln Benefit Life
Company:
Mortality and expense risk	(23,315)	—	—	—	—	—
Administrative Expense	—	—	—	—	—	—

Net investment income (loss)	202,428	32,525	3,496	185,139	29,740	19,628

NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on
fund shares:
Proceeds from sales	1,906,239	176,387	11,867	361,664	34,147	57,794
Cost of investments sold	1,655,063	163,497	10,623	554,174	32,638	57,825

Realized gains (losses)
on fund shares	251,176	12,890	1,244	(192,510)	1,509	(31)

Realized gain distributions	14,742	94,511	50,222	—	—	55,088

Net realized gains (losses)	265,918	107,401	51,466	(192,510)	1,509	55,057

Change in unrealized gains (losses)	3,635,120	(71,638)	(15,667)	16,549	35,348	6,836

Net realized and change in unrealized
gains (losses) on investments	3,901,038	35,763	35,799	(175,961)	36,857	61,893

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$4,103,466	$68,288	$39,295	$9,178	$66,597	$81,521

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2017.

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2017

	Franklin	Franklin	Franklin	Franklin	Franklin	Franklin
	Templeton	Templeton	Templeton	Templeton	Templeton	Templeton
	Investments	Investments	Investments	Investments	Investments	Investments
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
		Franklin	Franklin	Franklin	Franklin	Templeton
	Franklin Mutual	Small	Small-Mid	Strategic	U.S. Government	Global
	Shares VIP	Cap Value VIP	Cap Growth VIP	Income VIP	Securities VIP	Bond VIP
	Fund Class 1	Fund Class 1	Fund Class 1	Fund Class 1	Fund Class 1	Fund Class 1

NET INVESTMENT INCOME (LOSS)
Dividends	$10,862	$8,082	$—	$12,514	$9,691	$—
Charges from Lincoln Benefit Life
Company:
Mortality and expense risk	—	—	—	—	—	—
Administrative Expense	—	—	—	—	—	—

Net investment income (loss)	10,862	8,082	—	12,514	9,691	—

NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on
fund shares:
Proceeds from sales	16,427	46,476	117,556	11,611	17,229	117,012
Cost of investments sold	14,604	43,597	123,646	12,453	18,148	122,567

Realized gains (losses)
on fund shares	1,823	2,879	(6,090)	(842)	(919)	(5,555)

Realized gain distributions	17,781	75,638	66,327	—	—	3,502

Net realized gains (losses)	19,604	78,517	60,237	(842)	(919)	(2,053)

Change in unrealized gains (losses)	5,186	40,646	76,664	6,675	(3,172)	24,224

Net realized and change in unrealized
gains (losses) on investments	24,790	119,163	136,901	5,833	(4,091)	22,171

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$35,652	$127,245	$136,901	$18,347	$5,600	$22,171

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2017

	Janus Aspen	Janus Aspen	Janus Aspen	Janus Aspen	Janus Aspen	Janus Aspen
	Series	Series	Series	Series	Series	Series
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	Janus Henderson	Janus Henderson	Janus Henderson	Janus Henderson	Janus Henderson	Janus Henderson
	Balanced	Balanced	Enterprise	Flexible	Forty	Global
	Portfolio	Portfolio	Portfolio	Bond Portfolio	Portfolio	Research Portfolio
	Institutional Shares*	Service Shares*	Institutional Shares*	Institutional Shares*	Institutional Shares*	Institutional Shares*

NET INVESTMENT INCOME (LOSS)
Dividends	$540,160	$91,904	$110,046	$178,718	$—	$220,190
Charges from Lincoln Benefit Life
Company:
Mortality and expense risk	(83,880)	—	(122,772)	(8,405)	(3,020)	(86,700)
Administrative Expense	—	—	—	—	—	—

Net investment income (loss)	456,280	91,904	(12,726)	170,313	(3,020)	133,490

NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on
fund shares:
Proceeds from sales	2,872,988	640,355	4,060,547	701,139	644,298	2,172,234
Cost of investments sold	2,349,429	540,015	2,538,526	718,921	622,078	1,344,609

Realized gains (losses)
on fund shares	523,559	100,340	1,522,021	(17,782)	22,220	827,625

Realized gain distributions	67,667	12,755	2,722,173	—	322,351	—

Net realized gains (losses)	591,226	113,095	4,244,194	(17,782)	344,571	827,625

Change in unrealized gains (losses)	4,545,654	902,197	6,104,500	57,554	1,213,866	5,283,423

Net realized and change in unrealized
gains (losses) on investments	5,136,880	1,015,292	10,348,694	39,772	1,558,437	6,111,048

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$5,593,160	$1,107,196	$10,335,968	$210,085	$1,555,417	$6,244,538

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2017.

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2017

	Janus Aspen	Janus Aspen	Janus Aspen	Janus Aspen	Janus Aspen	Janus Aspen
	Series	Series	Series	Series	Series	Series
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	Janus Henderson	Janus Henderson	Janus Henderson	Janus Henderson	Janus Henderson	Janus Henderson
	Global Research	Global	Mid Cap Value	Mid Cap Value	Overseas	Overseas
	Portfolio	Technology Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
	Service Shares*	Institutional Shares*	Institutional Shares*	Service Shares*	Institutional Shares*	Service Shares*

NET INVESTMENT INCOME (LOSS)
Dividends	$6,668	$—	$4,145	$27,094	$15,680	$77,573
Charges from Lincoln Benefit Life
Company:
Mortality and expense risk	—	—	—	—	—	(3,774)
Administrative Expense	—	—	—	—	—	—

Net investment income (loss)	6,668	—	4,145	27,094	15,680	73,799

NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on
fund shares:
Proceeds from sales	80,765	51,813	31,328	297,047	91,546	351,043
Cost of investments sold	52,559	36,363	29,935	278,409	114,477	479,820

Realized gains (losses)
on fund shares	28,206	15,450	1,393	18,638	(22,931)	(128,777)

Realized gain distributions	—	46,647	18,897	159,292	—	—

Net realized gains (losses)	28,206	62,097	20,290	177,930	(22,931)	(128,777)

Change in unrealized gains (losses)	188,245	211,637	44,282	339,210	254,899	1,312,605

Net realized and change in unrealized
gains (losses) on investments	216,451	273,734	64,572	517,140	231,968	1,183,828

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$223,119	$273,734	$68,717	$544,234	$247,648	$1,257,627

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2017.

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2017

			Legg Mason	Legg Mason
		Lazard	Partners	Partners	MFS Variable	MFS Variable
	Janus Aspen	Retirement	Variable	Variable	Insurance	Insurance
	Series	Series, Inc.	Portfolios I, Inc.	Portfolios I, Inc.	Trust	Trust
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	Janus Henderson		ClearBridge Variable	Western Asset
	Research	Emerging	Large Cap	Variable Global		MFS
	Portfolio	Markets	Value Portfolio	High Yield Bond	MFS	High Yield
	Institutional Shares*	Equity	Class I	Portfolio Class I	Growth	Portfolio

NET INVESTMENT INCOME (LOSS)
Dividends	$120,612	$25,591	$54,433	$122,669	$8,835	$69,855
Charges from Lincoln Benefit Life
Company:
Mortality and expense risk	(100,373)	—	(3,070)	—	—	—
Administrative Expense	—	—	—	—	—	—

Net investment income (loss)	20,239	25,591	51,363	122,669	8,835	69,855

NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on
fund shares:
Proceeds from sales	2,498,547	156,544	993,265	144,018	1,017,725	56,002
Cost of investments sold	1,943,488	143,123	882,610	153,183	583,907	57,898

Realized gains (losses)
on fund shares	555,059	13,421	110,655	(9,165)	433,818	(1,896)

Realized gain distributions	289,855	—	116,262	—	334,312	—

Net realized gains (losses)	844,914	13,421	226,917	(9,165)	768,130	(1,896)

Change in unrealized gains (losses)	6,487,690	313,318	245,161	73,485	1,537,583	904

Net realized and change in unrealized
gains (losses) on investments	7,332,604	326,739	472,078	64,320	2,305,713	(992)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$7,352,843	$352,330	$523,441	$186,989	$2,314,548	$68,863

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2017.

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2017

	MFS Variable	MFS Variable	MFS Variable	MFS Variable	MFS Variable	MFS Variable
	Insurance	Insurance	Insurance	Insurance	Insurance	Insurance
	Trust	Trust	Trust	Trust	Trust	Trust
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
		MFS Mass
		Investors Growth
	MFS Investors	Stock Series -	MFS New		MFS Total
	Trust	Initial Class	Discovery	MFS Research	Return	MFS Utilities

NET INVESTMENT INCOME (LOSS)
Dividends	$40,011	$6,500	$—	$50,175	$276,575	$118,315
Charges from Lincoln Benefit Life
Company:
Mortality and expense risk	—	—	—	—	—	—
Administrative Expense	—	—	—	—	—	—

Net investment income (loss)	40,011	6,500	—	50,175	276,575	118,315

NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on
fund shares:
Proceeds from sales	418,189	125,441	817,644	270,220	946,507	457,079
Cost of investments sold	317,657	127,860	693,909	196,738	796,885	425,601

Realized gains (losses)
on fund shares	100,532	(2,419)	123,735	73,482	149,622	31,478

Realized gain distributions	215,930	51,829	181,441	246,436	321,830	—

Net realized gains (losses)	316,462	49,410	305,176	319,918	471,452	31,478

Change in unrealized gains (losses)	793,735	192,320	1,963,107	403,797	618,753	236,181

Net realized and change in unrealized
gains (losses) on investments	1,110,197	241,730	2,268,283	723,715	1,090,205	267,659

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$1,150,208	$248,230	$2,268,283	$773,890	$1,366,780	$385,974

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2017

		MFS Variable	Morgan Stanley	Morgan Stanley	Morgan Stanley
	MFS Variable	Insurance	Variable	Variable	Variable	Oppenheimer
	Insurance	Trust	Insurance	Insurance	Insurance	Variable
	Trust	(Service Class)	Fund, Inc.*	Fund, Inc.*	Fund, Inc.*	Account Funds
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
		MFS New	Morgan Stanley	Morgan Stanley	Morgan Stanley
		Discovery	VIF Emerging	VIF Growth	VIF U.S. Real Estate	Oppenheimer
		Series	Markets Portfolio	Portfolio	Portfolio	Conservative
	MFS Value	(Service Class)	Class I*	Class I*	Class I*	Balance Fund

NET INVESTMENT INCOME (LOSS)
Dividends	$40,340	$—	$3,108	$—	$95,239	$7,713
Charges from Lincoln Benefit Life
Company:
Mortality and expense risk	—	(4,595)	—	(6,227)	—	—
Administrative Expense	—	—	—	—	—	—

Net investment income (loss)	40,340	(4,595)	3,108	(6,227)	95,239	7,713

NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on
fund shares:
Proceeds from sales	538,501	106,874	39,937	379,432	596,845	36,353
Cost of investments sold	415,303	105,204	35,724	298,365	458,631	30,561

Realized gains (losses)
on fund shares	123,198	1,670	4,213	81,067	138,214	5,792

Realized gain distributions	82,547	13,529	—	268,206	—	—

Net realized gains (losses)	205,745	15,199	4,213	349,273	138,214	5,792

Change in unrealized gains (losses)	106,817	139,310	116,090	770,983	(43,354)	20,402

Net realized and change in unrealized
gains (losses) on investments	312,562	154,509	120,303	1,120,256	94,860	26,194

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$352,902	$149,914	$123,411	$1,114,029	$190,099	$33,907

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2017.

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2017

	Oppenheimer	Oppenheimer	Oppenheimer	Oppenheimer	Oppenheimer	Oppenheimer
	Variable	Variable	Variable	Variable	Variable	Variable
	Account Funds	Account Funds	Account Funds	Account Funds	Account Funds	Account Funds
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	Oppenheimer
	Discovery			Oppenheimer	Oppenheimer	Oppenheimer
	MidCap	Oppenheimer	Oppenheimer	Global Fund/VA	Global	International
	Growth	Equity Income*	Global	Service Shares*	Strategic Income	Growth Fund/VA*

NET INVESTMENT INCOME (LOSS)
Dividends	$652	$9,899	$11,750	$74,284	$7,231	$25,235
Charges from Lincoln Benefit Life
Company:
Mortality and expense risk	—	—	—	—	—	—
Administrative Expense	—	—	—	—	—	—

Net investment income (loss)	652	9,899	11,750	74,284	7,231	25,235

NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on
fund shares:
Proceeds from sales	183,549	464,219	92,392	862,501	33,721	275,203
Cost of investments sold	125,395	432,596	76,478	674,549	35,482	232,253

Realized gains (losses)
on fund shares	58,154	31,623	15,914	187,952	(1,761)	42,950

Realized gain distributions	214,128	—	—	—	—	—

Net realized gains (losses)	272,282	31,623	15,914	187,952	(1,761)	42,950

Change in unrealized gains (losses)	267,408	(28,846)	362,804	2,875,610	13,654	346,855

Net realized and change in unrealized
gains (losses) on investments	539,690	2,777	378,718	3,063,562	11,893	389,805

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$540,342	$12,676	$390,468	$3,137,846	$19,124	$415,040

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2017.

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2017

	Oppenheimer	Oppenheimer	Oppenheimer	Oppenheimer	Oppenheimer
	Variable	Variable	Variable	Variable	Variable	PIMCO Variable
	Account Funds	Account Funds	Account Funds	Account Funds	Account Funds	Insurance Trust
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	Oppenheimer			Oppenheimer
	International		Oppenheimer	Main Street Small	Oppenheimer
	Growth Fund/VA	Oppenheimer	Main Street	Cap Fund®/VA	Total Return
	Service Shares*	Main Street*	Small Cap	Service Shares*	Bond Fund/VA*	Foreign Bond

NET INVESTMENT INCOME (LOSS)
Dividends	$22,227	$6,444	$96,786	$38,553	$4,722	$151,610
Charges from Lincoln Benefit Life
Company:
Mortality and expense risk	(13,585)	—	—	(11,255)	—	(4,623)
Administrative Expense	—	—	—	—	—	—

Net investment income (loss)	8,642	6,444	96,786	27,298	4,722	146,987

NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on
fund shares:
Proceeds from sales	329,156	36,551	834,236	1,996,257	14,553	372,670
Cost of investments sold	287,589	35,521	657,936	1,734,349	14,566	351,191

Realized gains (losses)
on fund shares	41,567	1,030	176,300	261,908	(13)	21,479

Realized gain distributions	—	8,646	594,129	321,518	—	—

Net realized gains (losses)	41,567	9,676	770,429	583,426	(13)	21,479

Change in unrealized gains (losses)	388,232	29,001	621,843	267,587	4,058	(85,745)

Net realized and change in unrealized
gains (losses) on investments	429,799	38,677	1,392,272	851,013	4,045	(64,266)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$438,441	$45,121	$1,489,058	$878,311	$8,767	$82,721

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2017.

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2017

	PIMCO Variable	PIMCO Variable	Putnam Variable	Putnam Variable	Putnam Variable	Rydex
	Insurance Trust	Insurance Trust	Trust	Trust (Class IA)	Trust (Class IA)	Variable Trust
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

			VT		VT International	Guggenheim
	PIMCO	PIMCO	International	VT High Yield	Value Fund	VT U.S. Long Short
	Real Return	Total Return	Value Fund	(Class IA)	(Class IA)	Equity Fund

NET INVESTMENT INCOME (LOSS)
Dividends	$79,883	$285,257	$37,208	$65,977	$17,047	$2,969
Charges from Lincoln Benefit Life
Company:
Mortality and expense risk	—	(15,284)	(3,844)	—	—	—
Administrative Expense	—	—	—	—	—	—

Net investment income (loss)	79,883	269,973	33,364	65,977	17,047	2,969

NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on
fund shares:
Proceeds from sales	299,579	1,193,264	348,793	106,283	208,515	52,594
Cost of investments sold	313,935	1,197,446	369,350	109,300	208,194	42,217

Realized gains (losses)
on fund shares	(14,356)	(4,182)	(20,557)	(3,017)	321	10,377

Realized gain distributions	—	—	—	—	—	—

Net realized gains (losses)	(14,356)	(4,182)	(20,557)	(3,017)	321	10,377

Change in unrealized gains (losses)	55,427	395,724	522,506	13,310	193,694	107,060

Net realized and change in unrealized
gains (losses) on investments	41,071	391,542	501,949	10,293	194,015	117,437

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$120,954	$661,515	$535,313	$76,270	$211,062	$120,406

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2017

	T. Rowe Price	T. Rowe Price	T. Rowe Price	T. Rowe Price	T. Rowe Price
	Equity	Equity	Equity	Equity	International	The Alger
	Series, Inc.	Series, Inc.	Series, Inc.	Series, Inc.	Series, Inc.	Portfolios
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

	T. Rowe Price			T. Rowe Price	T. Rowe Price	Alger
	Blue Chip	T. Rowe Price	T. Rowe Price	New America	International	Balanced
	Growth	Equity Income	Mid-Cap Growth	Growth	Stock	Class I-2

NET INVESTMENT INCOME (LOSS)
Dividends	$—	$459,782	$—	$3,107	$48,495	$9,781
Charges from Lincoln Benefit Life
Company:
Mortality and expense risk	—	—	—	—	—	—
Administrative Expense	—	—	—	—	—	—

Net investment income (loss)	—	459,782	—	3,107	48,495	9,781

NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on
fund shares:
Proceeds from sales	561,353	1,934,934	1,930,867	378,294	382,292	26,147
Cost of investments sold	248,232	1,476,485	1,524,394	299,804	329,314	20,649

Realized gains (losses)
on fund shares	313,121	458,449	406,473	78,490	52,978	5,498

Realized gain distributions	61,869	2,622,679	1,580,844	316,873	178,667	—

Net realized gains (losses)	374,990	3,081,128	1,987,317	395,363	231,645	5,498

Change in unrealized gains (losses)	1,118,825	394,593	885,296	476,559	723,267	27,142

Net realized and change in unrealized
gains (losses) on investments	1,493,815	3,475,721	2,872,613	871,922	954,912	32,640

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$1,493,815	$3,935,503	$2,872,613	$875,029	$1,003,407	$42,421

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2017

	The Alger	The Alger	The Alger	The Alger	The Alger	VanEck
	Portfolios	Portfolios	Portfolios	Portfolios	Portfolios	VIP Trust*
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	Alger	Alger	Alger	Alger	Alger	VanEck
	Capital	Income and	Large Cap	MidCap	SmallCap	VIP Emerging
	Appreciation	Growth	Growth	Growth	Growth	Markets
	Class I-2	Class I-2	Class I-2	Class I-2	Class I-2	Fund Initial Class*

NET INVESTMENT INCOME (LOSS)
Dividends	$40,567	$89,187	$—	$—	$—	$20,581
Charges from Lincoln Benefit Life
Company:
Mortality and expense risk	—	—	—	—	—	—
Administrative Expense	—	—	—	—	—	—

Net investment income (loss)	40,567	89,187	—	—	—	20,581

NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on
fund shares:
Proceeds from sales	1,951,015	612,913	1,143,976	2,079,979	759,838	515,063
Cost of investments sold	1,352,473	372,426	869,618	1,440,593	881,046	507,304

Realized gains (losses)
on fund shares	598,542	240,487	274,358	639,386	(121,208)	7,759

Realized gain distributions	1,577,386	—	1,242,724	613,350	—	—

Net realized gains (losses)	2,175,928	240,487	1,517,082	1,252,736	(121,208)	7,759

Change in unrealized gains (losses)	4,224,578	795,554	1,665,250	5,354,995	1,720,138	1,922,068

Net realized and change in unrealized
gains (losses) on investments	6,400,506	1,036,041	3,182,332	6,607,731	1,598,930	1,929,827

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$6,441,073	$1,125,228	$3,182,332	$6,607,731	$1,598,930	$1,950,408

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2017.

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2017

	VanEck	Wells Fargo	Wells Fargo
	VIP Trust*	Variable Trust	Variable Trust
	Sub-Account	Sub-Account	Sub-Account
	VanEck
	VIP Global	Wells Fargo VT	Wells Fargo VT
	Hard Assets	Advantage	Advantage
	Fund Initial Class*	Discovery	Opportunity

NET INVESTMENT INCOME (LOSS)
Dividends	$—	$—	$51,180
Charges from Lincoln Benefit Life
Company:
Mortality and expense risk	—	—	—
Administrative Expense	—	—	—

Net investment income (loss)	—	—	51,180

NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on
fund shares:
Proceeds from sales	302,701	667,233	664,688
Cost of investments sold	368,222	496,205	544,280

Realized gains (losses)
on fund shares	(65,521)	171,028	120,408

Realized gain distributions	—	309,373	615,290

Net realized gains (losses)	(65,521)	480,401	735,698

Change in unrealized gains (losses)	23,614	1,029,171	623,199

Net realized and change in unrealized
gains (losses) on investments	(41,907)	1,509,572	1,358,897

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$(41,907)	$1,509,572	$1,410,077

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2017.

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	AIM Variable Insurance Funds		AIM Variable Insurance Funds		AIM Variable Insurance Funds
	(Invesco Variable Insurance Funds)*		(Invesco Variable Insurance Funds)*		(Invesco Variable Insurance Funds)*
	Sub-Account		Sub-Account		Sub-Account

			Invesco V.I.
	Invesco V.I. American		American		Invesco V.I.
	Franchise		Value		Core Equity
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$1,616	$—	$65,085	$20,622	$6,806	$4,958
Net realized gains (losses)	230,988	206,729	263,459	618,316	48,239	52,818
Change in unrealized gains (losses)	250,835	(174,754)	575,749	719,445	25,317	3,015

Increase (decrease) in net assets
from operations	483,439	31,975	904,293	1,358,383	80,362	60,791

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	179,611	187,667	637,421	667,775	61,421	65,668
Benefit payments	—	(1,975)	(130,988)	(130,606)	—	—
Payments on termination	(89,288)	(93,349)	(546,680)	(657,046)	(40,078)	(54,428)
Loans - net	(23,153)	(17,209)	24,749	(56,380)	(1,052)	160
Policy maintenance charge	(109,792)	(112,490)	(538,467)	(556,952)	(37,942)	(41,533)
Transfers among the sub-accounts
and with the Fixed Account - net	(103,755)	(74,177)	(159,786)	(264,632)	(29,230)	(1,165)

Increase (decrease) in net assets
from policy transactions	(146,377)	(111,533)	(713,751)	(997,841)	(46,881)	(31,298)

INCREASE (DECREASE) IN NET ASSETS	337,062	(79,558)	190,542	360,542	33,481	29,493

NET ASSETS AT BEGINNING OF PERIOD	1,797,990	1,877,548	9,810,370	9,449,828	654,880	625,387

NET ASSETS AT END OF PERIOD	$2,135,052	$1,797,990	$10,000,912	$9,810,370	$688,361	$654,880

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	113,002	120,678	335,494	370,920	34,188	36,000
Units issued	3,067	4,871	15,195	12,934	1,678	1,886
Units redeemed	(10,693)	(12,547)	(37,278)	(48,360)	(4,112)	(3,698)
Units outstanding at end of period	105,376	113,002	313,411	335,494	31,754	34,188

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2017.

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	AIM Variable Insurance Funds		AIM Variable Insurance Funds		AIM Variable Insurance Funds
	(Invesco Variable Insurance Funds)*		(Invesco Variable Insurance Funds)*		(Invesco Variable Insurance Funds)*
	Sub-Account		Sub-Account		Sub-Account

			Invesco V.I.		Invesco V.I.
	Invesco V.I. Government		Growth and Income		Growth and Income
	Securities		Fund Series I		Fund Series II*
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$25,109	$24,994	$83,119	$53,794	$54,366	$31,847
Net realized gains (losses)	(4,416)	(1,680)	258,790	453,968	312,691	454,965
Change in unrealized gains (losses)	1,987	(11,463)	389,997	376,629	314,010	393,002

Increase (decrease) in net assets
from operations	22,680	11,851	731,906	884,391	681,067	879,814

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	208,650	211,828	506,625	500,237	192,655	189,938
Benefit payments	(5,195)	—	(5,409)	(33,112)	(776)	(740)
Payments on termination	(40,337)	(64,526)	(286,421)	(499,734)	(681,771)	(278,674)
Loans - net	(4,034)	(8,591)	(16,414)	61,484	196,612	(20,114)
Policy maintenance charge	(79,445)	(91,383)	(303,662)	(300,312)	(259,124)	(257,315)
Transfers among the sub-accounts
and with the Fixed Account - net	(31,811)	70,299	12,869	(55,476)	(196,334)	15,361

Increase (decrease) in net assets
from policy transactions	47,828	117,627	(92,412)	(326,913)	(748,738)	(351,544)

INCREASE (DECREASE) IN NET ASSETS	70,508	129,478	639,494	557,478	(67,671)	528,270

NET ASSETS AT BEGINNING OF PERIOD	1,207,087	1,077,609	5,198,133	4,640,655	5,431,809	4,903,539

NET ASSETS AT END OF PERIOD	$1,277,595	$1,207,087	$5,837,627	$5,198,133	$5,364,138	$5,431,809

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	107,030	96,723	149,649	158,479	200,771	216,073
Units issued	19,779	24,136	8,605	8,558	12,773	7,664
Units redeemed	(15,700)	(13,829)	(9,024)	(17,388)	(38,687)	(22,966)
Units outstanding at end of period	111,109	107,030	149,230	149,649	174,857	200,771

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2017.

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	AIM Variable Insurance Funds		AIM Variable Insurance Funds		AIM Variable Insurance Funds
	(Invesco Variable Insurance Funds)*		(Invesco Variable Insurance Funds)*		(Invesco Variable Insurance Funds)*
	Sub-Account		Sub-Account		Sub-Account

	Invesco V.I.		Invesco V.I. Mid Cap		Invesco V.I. Mid Cap Growth
	High Yield		Core Equity		Fund Series II*
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$15,539	$15,503	$12,289	$1,597	$(5,446)	$(4,992)
Net realized gains (losses)	1,277	(398)	59,460	137,517	356,395	422,953
Change in unrealized gains (losses)	6,869	24,879	247,464	123,700	436,217	(406,436)

Increase (decrease) in net assets
from operations	23,685	39,984	319,213	262,814	787,166	11,525

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	32,847	32,474	206,340	217,051	282,725	284,270
Benefit payments	(2,326)	—	(4,402)	(8,407)	(22,211)	(15,685)
Payments on termination	(14,163)	(19,625)	(121,736)	(166,913)	(282,336)	(189,383)
Loans - net	(880)	(8,276)	(6,545)	(12,696)	15,319	(27,482)
Policy maintenance charge	(26,094)	(25,516)	(120,710)	(130,164)	(214,198)	(209,903)
Transfers among the sub-accounts
and with the Fixed Account - net	(1,836)	(5,280)	(5,146)	(42,579)	66,951	25,883

Increase (decrease) in net assets
from policy transactions	(12,452)	(26,223)	(52,199)	(143,708)	(153,750)	(132,300)

INCREASE (DECREASE) IN NET ASSETS	11,233	13,761	267,014	119,106	633,416	(120,775)

NET ASSETS AT BEGINNING OF PERIOD	380,306	366,545	2,167,487	2,048,381	3,598,337	3,719,112

NET ASSETS AT END OF PERIOD	$391,539	$380,306	$2,434,501	$2,167,487	$4,231,753	$3,598,337

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	28,731	30,797	93,518	100,251	148,649	154,065
Units issued	1,540	928	3,114	3,760	16,171	12,100
Units redeemed	(2,445)	(2,994)	(5,229)	(10,493)	(21,841)	(17,516)
Units outstanding at end of period	27,826	28,731	91,403	93,518	142,979	148,649

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2017.

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	AIM Variable Insurance Funds
	(Invesco Variable Insurance Funds)*		AllianceBernstein		AllianceBernstein
	Sub-Account		Sub-Account		Sub-Account

			VPS		VPS
	Invesco V.I. Value		Growth and Income		International Growth
	Opportunity		Class A		Class A
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$21,996	$19,098	$8,823	$5,043	$4,496	$—
Net realized gains (losses)	(17,033)	1,569,570	61,696	43,390	6,384	1,017
Change in unrealized gains (losses)	997,848	(643,949)	35,191	5,859	100,379	(22,509)

Increase (decrease) in net assets
from operations	1,002,811	944,719	105,710	54,292	111,259	(21,492)

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	403,190	413,421	109,990	97,374	100,917	90,909
Benefit payments	(6,723)	(6,025)	(1,780)	—	(509)	—
Payments on termination	(279,311)	(428,310)	(26,655)	(38,545)	(39,136)	(28,002)
Loans - net	(48,478)	(34,096)	(516)	(7,736)	(6,129)	(1,994)
Policy maintenance charge	(312,236)	(310,193)	(58,673)	(52,972)	(42,036)	(40,278)
Transfers among the sub-accounts
and with the Fixed Account - net	52,431	76,392	(111)	(9,401)	40,356	5,975

Increase (decrease) in net assets
from policy transactions	(191,127)	(288,811)	22,255	(11,280)	53,463	26,610

INCREASE (DECREASE) IN NET ASSETS	811,684	655,908	127,965	43,012	164,722	5,118

NET ASSETS AT BEGINNING OF PERIOD	5,855,170	5,199,262	535,512	492,500	312,617	307,499

NET ASSETS AT END OF PERIOD	$6,666,854	$5,855,170	$663,477	$535,512	$477,339	$312,617

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	335,716	352,744	29,088	29,774	37,782	34,609
Units issued	14,977	33,382	2,930	2,751	9,950	6,614
Units redeemed	(25,129)	(50,410)	(1,715)	(3,437)	(5,004)	(3,441)
Units outstanding at end of period	325,564	335,716	30,303	29,088	42,728	37,782

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2017.

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	AllianceBernstein		AllianceBernstein		AllianceBernstein
	Sub-Account		Sub-Account		Sub-Account

	VPS		VPS		VPS
	International Value		Small		Small/Mid
	Class A		Cap Growth Class A		Cap Value Class A
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$5,401	$2,176	$—	$—	$2,269	$2,129
Net realized gains (losses)	1,665	(1,684)	(7,385)	150,083	26,800	18,147
Change in unrealized gains (losses)	39,295	(1,517)	213,998	(109,848)	39,793	61,604

Increase (decrease) in net assets
from operations	46,361	(1,025)	206,613	40,235	68,862	81,880

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	57,064	44,726	214,028	188,636	173,505	108,251
Benefit payments	—	(191)	—	—	—	—
Payments on termination	(5,265)	(14,525)	(68,378)	(29,105)	(20,443)	(14,690)
Loans - net	1,040	(3,449)	(1,648)	(10,195)	(9,480)	(1,360)
Policy maintenance charge	(24,438)	(22,283)	(92,655)	(79,728)	(56,423)	(45,568)
Transfers among the sub-accounts
and with the Fixed Account - net	21,363	(9,819)	(4,133)	5,429	56,406	(7,136)

Increase (decrease) in net assets
from policy transactions	49,764	(5,541)	47,214	75,037	143,565	39,497

INCREASE (DECREASE) IN NET ASSETS	96,125	(6,566)	253,827	115,272	212,427	121,377

NET ASSETS AT BEGINNING OF PERIOD	167,254	173,820	590,313	475,041	417,888	296,511

NET ASSETS AT END OF PERIOD	$263,379	$167,254	$844,140	$590,313	$630,315	$417,888

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	22,663	23,435	27,641	23,681	18,982	16,849
Units issued	7,654	3,669	4,615	6,080	7,679	4,002
Units redeemed	(1,862)	(4,441)	(2,786)	(2,120)	(1,355)	(1,869)
Units outstanding at end of period	28,455	22,663	29,470	27,641	25,306	18,982

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Alps Variable		Alps Variable		Alps Variable
	Investments Trust*		Investments Trust*		Investments Trust*
	Sub-Account		Sub-Account		Sub-Account

	Morningstar		Morningstar		Morningstar
	Aggressive Growth		Balanced ETF		Conservative ETF
	ETF Asset Allocation Portfolio Class I		Asset Allocation Portfolio Class I		Asset Allocation Portfolio Class I
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$117,915	$99,554	$216,246	$210,580	$22,262	$16,941
Net realized gains (losses)	609,457	352,115	825,909	632,107	2,261	22,584
Change in unrealized gains (losses)	721,028	206,937	405,517	42,650	38,911	1,065

Increase (decrease) in net assets
from operations	1,448,400	658,606	1,447,672	885,337	63,434	40,590

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	2,584,938	2,202,541	2,438,604	2,158,784	306,828	285,494
Benefit payments	(1,238)	(1,692)	(13,044)	(6,429)	—	(36,008)
Payments on termination	(543,998)	(323,108)	(1,209,111)	(961,893)	(119,345)	(34,288)
Loans - net	(130,322)	(53,508)	(199,053)	(15,368)	166	(575)
Policy maintenance charge	(1,217,718)	(1,045,967)	(1,335,913)	(1,159,438)	(178,045)	(154,033)
Transfers among the sub-accounts
and with the Fixed Account - net	69,829	141,003	246,707	(718,275)	93,272	87,408

Increase (decrease) in net assets
from policy transactions	761,491	919,269	(71,810)	(702,619)	102,876	147,998

INCREASE (DECREASE) IN NET ASSETS	2,209,891	1,577,875	1,375,862	182,718	166,310	188,588

NET ASSETS AT BEGINNING OF PERIOD	6,821,770	5,243,895	10,783,848	10,601,130	965,709	777,121

NET ASSETS AT END OF PERIOD	$9,031,661	$6,821,770	$12,159,710	$10,783,848	$1,132,019	$965,709

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	460,486	395,244	676,841	705,253	71,638	60,169
Units issued	87,828	89,614	82,807	95,708	22,511	23,154
Units redeemed	(41,893)	(24,372)	(74,581)	(124,120)	(14,554)	(11,685)
Units outstanding at end of period	506,421	460,486	685,067	676,841	79,595	71,638

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2017.

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Alps Variable		Alps Variable		Deutsche Investments
	Investments Trust*		Investments Trust*		Variable Insurance Trust
	Sub-Account		Sub-Account		Sub-Account

	Morningstar		Morningstar
	Growth ETF		Income and Growth		Deutsche
	Asset Allocation Portfolio Class I		ETF Asset Allocation Portfolio Class I		Equity 500 Index VIP Class A
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$256,197	$237,101	$47,023	$40,625	$61,473	$63,130
Net realized gains (losses)	1,072,077	734,973	112,385	98,194	279,607	281,740
Change in unrealized gains (losses)	1,229,675	297,947	50,036	(18,049)	343,195	3,615

Increase (decrease) in net assets
from operations	2,557,949	1,270,021	209,444	120,770	684,275	348,485

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	4,223,030	3,688,128	553,292	420,833	216,675	229,409
Benefit payments	(76,741)	(5,977)	—	—	(805)	(4,031)
Payments on termination	(1,336,488)	(1,145,138)	(186,029)	(77,332)	(271,707)	(135,695)
Loans - net	(97,211)	(81,398)	(16,208)	15,598	(27,972)	(27,125)
Policy maintenance charge	(2,055,701)	(1,792,920)	(313,118)	(268,358)	(160,590)	(155,718)
Transfers among the sub-accounts
and with the Fixed Account - net	117,316	(1,844)	78,785	(44,097)	(50,025)	14,835

Increase (decrease) in net assets
from policy transactions	774,205	660,851	116,722	46,644	(294,424)	(78,325)

INCREASE (DECREASE) IN NET ASSETS	3,332,154	1,930,872	326,166	167,414	389,851	270,160

NET ASSETS AT BEGINNING OF PERIOD	14,198,184	12,267,312	2,002,568	1,835,154	3,311,202	3,041,042

NET ASSETS AT END OF PERIOD	$17,530,338	$14,198,184	$2,328,734	$2,002,568	$3,701,053	$3,311,202

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	924,580	867,027	139,145	134,590	95,553	97,950
Units issued	134,818	135,749	24,204	20,430	1,830	3,532
Units redeemed	(83,296)	(78,196)	(15,013)	(15,875)	(9,503)	(5,929)
Units outstanding at end of period	976,102	924,580	148,336	139,145	87,880	95,553

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2017.

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Deutsche Investments		Deutsche		Deutsche
	Variable Insurance Trust		Variable Series I		Variable Series I
	Sub-Account		Sub-Account		Sub-Account

	Deutsche		Deutsche		Deutsche
	Small Cap Index VIP Class A		Bond VIP Class A		Core Equity VIP Class A
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$11,986	$11,971	$123,150	$276,408	$26,700	$28,802
Net realized gains (losses)	76,558	95,382	(24,217)	(111,037)	244,260	243,344
Change in unrealized gains (losses)	80,741	108,319	196,314	130,080	154,852	(66,030)

Increase (decrease) in net assets
from operations	169,285	215,672	295,247	295,451	425,812	206,116

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	84,777	91,841	486,522	514,413	103,255	110,376
Benefit payments	(19,133)	—	(14,399)	(50,337)	(21,281)	(668)
Payments on termination	(83,537)	(66,859)	(346,333)	(290,526)	(188,256)	(44,736)
Loans - net	16,961	(20,719)	(16,662)	(405,561)	(6,708)	(24,284)
Policy maintenance charge	(47,549)	(47,148)	(368,237)	(410,349)	(127,346)	(129,273)
Transfers among the sub-accounts
and with the Fixed Account - net	(28,386)	(28,931)	47,447	396,644	(19,353)	(25,069)

Increase (decrease) in net assets
from policy transactions	(76,867)	(71,816)	(211,662)	(245,716)	(259,689)	(113,654)

INCREASE (DECREASE) IN NET ASSETS	92,418	143,856	83,585	49,735	166,123	92,462

NET ASSETS AT BEGINNING OF PERIOD	1,216,083	1,072,227	5,255,810	5,206,075	2,178,972	2,086,510

NET ASSETS AT END OF PERIOD	$1,308,501	$1,216,083	$5,339,395	$5,255,810	$2,345,095	$2,178,972

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	27,945	29,819	267,743	280,752	87,310	92,368
Units issued	1,605	1,862	15,615	71,662	1,969	5,173
Units redeemed	(3,250)	(3,736)	(25,546)	(84,671)	(11,631)	(10,231)
Units outstanding at end of period	26,300	27,945	257,812	267,743	77,648	87,310

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Deutsche		Deutsche		Deutsche
	Variable Series I		Variable Series I		Variable Series II
	Sub-Account		Sub-Account		Sub-Account

	Deutsche CROCI®		Deutsche		Deutsche
	International		Global Small Cap		Global Income
	VIP Class A*		VIP Class A		Builder VIP Class A
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$114,529	$147,869	$—	$15,193	$110,661	$149,468
Net realized gains (losses)	(45,814)	(44,703)	311,646	381,004	41,147	5,924
Change in unrealized gains (losses)	253,166	(94,362)	435,748	(348,662)	425,811	84,126

Increase (decrease) in net assets
from operations	321,881	8,804	747,394	47,535	577,619	239,518

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	109,156	111,454	235,279	273,117	233,701	255,289
Benefit payments	(8,568)	—	(1,144)	(12,343)	(45,750)	(4,893)
Payments on termination	(92,696)	(59,094)	(246,753)	(291,439)	(340,385)	(174,009)
Loans - net	(27,616)	(14,044)	5,706	(24,516)	(2,242)	(26,916)
Policy maintenance charge	(79,502)	(80,034)	(186,478)	(213,386)	(208,917)	(220,493)
Transfers among the sub-accounts
and with the Fixed Account - net	(25,993)	27,581	(95,302)	(21,054)	126,661	(79,505)

Increase (decrease) in net assets
from policy transactions	(125,219)	(14,137)	(288,692)	(289,621)	(236,932)	(250,527)

INCREASE (DECREASE) IN NET ASSETS	196,662	(5,333)	458,702	(242,086)	340,687	(11,009)

NET ASSETS AT BEGINNING OF PERIOD	1,494,008	1,499,341	3,906,757	4,148,843	3,651,028	3,662,037

NET ASSETS AT END OF PERIOD	$1,690,670	$1,494,008	$4,365,459	$3,906,757	$3,991,715	$3,651,028

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	117,834	119,126	100,314	108,205	210,023	225,062
Units issued	4,306	7,131	2,030	6,037	11,769	8,637
Units redeemed	(12,807)	(8,423)	(8,952)	(13,928)	(24,324)	(23,676)
Units outstanding at end of period	109,333	117,834	93,392	100,314	197,468	210,023

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2017.

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Federated		Federated		Federated
	Insurance Series		Insurance Series		Insurance Series
	Sub-Account		Sub-Account		Sub-Account
	Federated
	Fund for U.S.		Federated		Federated
	Government		High Income		Managed
	Securities II		Bond Fund II		Volatility Fund II
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$119,063	$135,317	$448,428	$412,737	$101,172	$117,787
Net realized gains (losses)	(35,398)	(37,315)	14,087	(58,212)	12,041	(14,696)
Change in unrealized gains (losses)	12,194	(7,718)	(6,013)	600,621	345,605	80,219

Increase (decrease) in net assets
from operations	95,859	90,284	456,502	955,146	458,818	183,310

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	518,468	531,890	382,281	401,880	157,595	161,899
Benefit payments	(5,094)	(61,060)	(16,032)	(62,435)	(17,445)	(12,955)
Payments on termination	(678,145)	(316,075)	(372,178)	(467,410)	(125,824)	(123,927)
Loans - net	(27,972)	331	(5,294)	213,136	(959)	(24,226)
Policy maintenance charge	(474,153)	(523,872)	(405,577)	(455,044)	(167,495)	(176,555)
Transfers among the sub-accounts
and with the Fixed Account - net	277,457	(479,480)	81,301	(1,033,334)	8,343	(63,333)

Increase (decrease) in net assets
from policy transactions	(389,439)	(848,266)	(335,499)	(1,403,207)	(145,785)	(239,097)

INCREASE (DECREASE) IN NET ASSETS	(293,580)	(757,982)	121,003	(448,061)	313,033	(55,787)

NET ASSETS AT BEGINNING OF PERIOD	5,550,279	6,308,261	6,855,642	7,303,703	2,653,446	2,709,233

NET ASSETS AT END OF PERIOD	$5,256,699	$5,550,279	$6,976,645	$6,855,642	$2,966,479	$2,653,446

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	259,339	299,708	219,644	269,263	114,929	126,438
Units issued	20,596	25,863	13,399	16,785	2,820	2,207
Units redeemed	(38,068)	(66,232)	(23,367)	(66,404)	(8,939)	(13,716)
Units outstanding at end of period	241,867	259,339	209,676	219,644	108,810	114,929

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Fidelity Variable		Fidelity Variable		Fidelity Variable
	Insurance Products Fund		Insurance Products Fund		Insurance Products Fund
	Sub-Account		Sub-Account		Sub-Account

	VIP Asset				VIP Emerging
	Manager		VIP Contrafund		Markets
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$138,277	$97,878	$638,991	$442,014	$5,242	$2,838
Net realized gains (losses)	1,008,749	389,741	5,599,948	6,515,267	11,720	(242)
Change in unrealized gains (losses)	6,618	(259,190)	8,812,176	(1,697,097)	262,838	15,404

Increase (decrease) in net assets
from operations	1,153,644	228,429	15,051,115	5,260,184	279,800	18,000

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	579,852	620,370	5,645,065	5,540,597	199,198	187,651
Benefit payments	(22,793)	(28,996)	(170,094)	(258,637)	(206)	—
Payments on termination	(521,761)	(416,886)	(4,773,129)	(4,253,174)	(38,095)	(28,700)
Loans - net	(22,017)	(50,081)	(344,061)	(403,219)	(8,004)	(656)
Policy maintenance charge	(526,002)	(549,832)	(4,320,589)	(4,380,130)	(99,195)	(87,474)
Transfers among the sub-accounts
and with the Fixed Account - net	1,085	(15,912)	(971,688)	(1,270,512)	(3,440)	8,744

Increase (decrease) in net assets
from policy transactions	(511,636)	(441,337)	(4,934,496)	(5,025,075)	50,258	79,565

INCREASE (DECREASE) IN NET ASSETS	642,008	(212,908)	10,116,619	235,109	330,058	97,565

NET ASSETS AT BEGINNING OF PERIOD	8,624,969	8,837,877	71,626,532	71,391,423	562,579	465,014

NET ASSETS AT END OF PERIOD	$9,266,977	$8,624,969	$81,743,151	$71,626,532	$892,637	$562,579

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	318,392	334,268	1,784,531	1,895,399	55,654	47,491
Units issued	7,949	14,038	54,491	56,946	8,464	11,977
Units redeemed	(24,824)	(29,914)	(133,109)	(167,814)	(4,209)	(3,814)
Units outstanding at end of period	301,517	318,392	1,705,913	1,784,531	59,909	55,654

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Fidelity Variable		Fidelity Variable		Fidelity Variable
	Insurance Products Fund		Insurance Products Fund		Insurance Products Fund
	Sub-Account		Sub-Account		Sub-Account
			VIP Government
			Money Market
	VIP		Portfolio
	Equity-Income		Initial Class*		VIP Growth
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$547,495	$706,690	$141,942	$25,557	$(21,683)	$(94,813)
Net realized gains (losses)	905,499	2,007,184	—	—	5,163,994	5,230,710
Change in unrealized gains (losses)	3,078,660	3,031,367	—	—	9,358,003	(4,969,568)

Increase (decrease) in net assets
from operations	4,531,654	5,745,241	141,942	25,557	14,500,314	166,329

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	2,605,863	2,651,514	2,911,954	2,831,060	3,303,303	3,342,372
Benefit payments	(133,448)	(271,037)	(141,527)	(234,791)	(195,739)	(192,663)
Payments on termination	(2,166,151)	(1,762,715)	(2,540,403)	(3,910,245)	(2,603,859)	(2,193,275)
Loans - net	(66,839)	(95,679)	133,267	(66,067)	(137,964)	(180,975)
Policy maintenance charge	(2,228,887)	(2,307,031)	(2,158,504)	(2,133,541)	(2,969,119)	(2,909,160)
Transfers among the sub-accounts
and with the Fixed Account - net	(204,108)	(301,656)	691,254	3,792,279	(483,765)	(318,229)

Increase (decrease) in net assets
from policy transactions	(2,193,570)	(2,086,604)	(1,103,959)	278,695	(3,087,143)	(2,451,930)

INCREASE (DECREASE) IN NET ASSETS	2,338,084	3,658,637	(962,017)	304,252	11,413,171	(2,285,601)

NET ASSETS AT BEGINNING OF PERIOD	37,443,907	33,785,270	24,743,046	24,438,794	42,702,620	44,988,221

NET ASSETS AT END OF PERIOD	$39,781,991	$37,443,907	$23,781,029	$24,743,046	$54,115,791	$42,702,620

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	1,050,621	1,112,057	1,696,152	1,669,047	1,385,116	1,459,504
Units issued	30,462	32,609	393,039	589,067	23,597	30,248
Units redeemed	(72,217)	(94,045)	(448,068)	(561,962)	(105,036)	(104,636)
Units outstanding at end of period	1,008,866	1,050,621	1,641,123	1,696,152	1,303,677	1,385,116

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2017.

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Fidelity Variable		Fidelity Variable		Fidelity Variable
	Insurance Products Fund		Insurance Products Fund		Insurance Products Fund
	Sub-Account		Sub-Account		Sub-Account

	VIP		VIP
	Growth		High
	& Income		Income		VIP Index 500
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$11,835	$11,460	$31,596	$26,615	$1,076,926	$787,541
Net realized gains (losses)	31,333	36,445	(637)	(2,092)	2,599,924	1,860,173
Change in unrealized gains (losses)	93,736	49,870	6,857	36,527	8,507,050	3,700,368

Increase (decrease) in net assets
from operations	136,904	97,775	37,816	61,050	12,183,900	6,348,082

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	315,635	235,941	153,905	145,519	3,579,991	3,694,474
Benefit payments	—	—	(641)	—	(583,060)	(77,461)
Payments on termination	(39,372)	(34,041)	(32,058)	(20,819)	(3,596,574)	(4,028,477)
Loans - net	(6,639)	156	(9,348)	(1,803)	(374,766)	(302,623)
Policy maintenance charge	(134,553)	(115,486)	(73,292)	(65,783)	(3,206,655)	(3,233,488)
Transfers among the sub-accounts
and with the Fixed Account - net	8,671	(7,526)	13,303	5,301	(489,798)	642,254

Increase (decrease) in net assets
from policy transactions	143,742	79,044	51,869	62,415	(4,670,862)	(3,305,321)

INCREASE (DECREASE) IN NET ASSETS	280,646	176,819	89,685	123,465	7,513,038	3,042,761

NET ASSETS AT BEGINNING OF PERIOD	727,704	550,885	518,699	395,234	58,511,825	55,469,064

NET ASSETS AT END OF PERIOD	$1,008,350	$727,704	$608,384	$518,699	$66,024,863	$58,511,825

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	40,551	35,634	30,401	26,549	2,071,904	2,197,487
Units issued	10,307	7,256	6,684	5,441	37,977	90,942
Units redeemed	(2,790)	(2,339)	(3,740)	(1,589)	(189,383)	(216,525)
Units outstanding at end of period	48,068	40,551	33,345	30,401	1,920,498	2,071,904

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Fidelity Variable		Fidelity Variable		Fidelity Variable
	Insurance Products Fund		Insurance Products Fund		Insurance Products Fund
	Sub-Account		Sub-Account		Sub-Account

	VIP
	Index 500 - Service Class		VIP Investment Grade Bond		VIP Mid Cap
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$99,491	$60,402	$162,544	$149,345	$20,120	$10,924
Net realized gains (losses)	181,563	45,451	29,647	7,076	134,279	104,103
Change in unrealized gains (losses)	776,980	334,676	77,133	117,503	364,342	120,975

Increase (decrease) in net assets
from operations	1,058,034	440,529	269,324	273,924	518,741	236,002

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	2,043,630	1,563,641	801,723	815,934	747,988	604,214
Benefit payments	(8,329)	(385)	(3,707)	(10,056)	(5,159)	(337)
Payments on termination	(318,424)	(140,032)	(298,520)	(438,124)	(152,177)	(96,347)
Loans - net	(63,336)	(39,069)	(49,103)	(74,420)	(9,842)	(4,331)
Policy maintenance charge	(906,706)	(672,431)	(429,935)	(456,448)	(329,856)	(272,101)
Transfers among the sub-accounts
and with the Fixed Account - net	99,844	253,205	283,236	269,313	104,277	76,445

Increase (decrease) in net assets
from policy transactions	846,679	964,929	303,694	106,199	355,231	307,543

INCREASE (DECREASE) IN NET ASSETS	1,904,713	1,405,458	573,018	380,123	873,972	543,545

NET ASSETS AT BEGINNING OF PERIOD	4,577,023	3,171,565	6,293,211	5,913,088	2,297,153	1,753,608

NET ASSETS AT END OF PERIOD	$6,481,736	$4,577,023	$6,866,229	$6,293,211	$3,171,125	$2,297,153

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	241,345	186,881	361,668	355,401	122,010	104,536
Units issued	68,073	66,274	33,522	34,521	24,811	22,404
Units redeemed	(28,323)	(11,810)	(16,322)	(28,254)	(7,403)	(4,930)
Units outstanding at end of period	281,095	241,345	378,868	361,668	139,418	122,010

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Fidelity Variable		Fidelity Variable		Fidelity Variable
	Insurance Products Fund		Insurance Products Fund		Insurance Products Fund
	Sub-Account		Sub-Account		Sub-Account

			VIP		VIP
	VIP Overseas		Real Estate		Value Strategies
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$202,428	$186,452	$32,525	$22,542	$3,496	$2,016
Net realized gains (losses)	265,918	49,264	107,401	20,552	51,466	9,670
Change in unrealized gains (losses)	3,635,120	(1,016,889)	(71,638)	34,171	(15,667)	6,099

Increase (decrease) in net assets
from operations	4,103,466	(781,173)	68,288	77,265	39,295	17,785

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	1,196,344	1,250,326	575,211	510,937	77,903	77,467
Benefit payments	(47,779)	(20,456)	(3,452)	—	—	(193)
Payments on termination	(826,591)	(758,967)	(105,733)	(48,967)	(5,561)	(33,551)
Loans - net	(93,654)	(93,016)	8,518	(418)	694	(320)
Policy maintenance charge	(805,515)	(831,208)	(228,070)	(209,950)	(37,524)	(33,675)
Transfers among the sub-accounts
and with the Fixed Account - net	(489,640)	220,183	(65,965)	10,458	(5,383)	(4,861)

Increase (decrease) in net assets
from policy transactions	(1,066,835)	(233,138)	180,509	262,060	30,129	4,867

INCREASE (DECREASE) IN NET ASSETS	3,036,631	(1,014,311)	248,797	339,325	69,424	22,652

NET ASSETS AT BEGINNING OF PERIOD	14,025,082	15,039,393	1,584,104	1,244,779	188,793	166,141

NET ASSETS AT END OF PERIOD	$17,061,713	$14,025,082	$1,832,901	$1,584,104	$258,217	$188,793

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	692,803	702,925	88,510	73,549	10,649	10,272
Units issued	30,172	33,509	19,327	17,329	2,132	6,291
Units redeemed	(73,652)	(43,631)	(9,427)	(2,368)	(579)	(5,914)
Units outstanding at end of period	649,323	692,803	98,410	88,510	12,202	10,649

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Franklin		Franklin		Franklin
	Templeton Investments		Templeton Investments		Templeton Investments
	Sub-Account		Sub-Account		Sub-Account

					Franklin Mutual
	Franklin High		Franklin		Global
	Income VIP Fund Class 1*		Income VIP Fund Class 1		Discovery VIP Fund Class 1
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$185,139	$19,818	$29,740	$22,464	$19,628	$15,019
Net realized gains (losses)	(192,510)	(2,843)	1,509	(1,179)	55,057	58,572
Change in unrealized gains (losses)	16,549	28,875	35,348	44,008	6,836	24,498

Increase (decrease) in net assets
from operations	9,178	45,850	66,597	65,293	81,521	98,089

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	26,314	92,117	197,120	149,466	252,068	225,372
Benefit payments	—	—	—	—	—	—
Payments on termination	(1,420)	(13,705)	(17,922)	(20,189)	(35,299)	(28,030)
Loans - net	(363)	(129)	(12,067)	(5,455)	(5,988)	(3,146)
Policy maintenance charge	(12,416)	(36,427)	(95,882)	(75,068)	(117,440)	(103,764)
Transfers among the sub-accounts
and with the Fixed Account - net	(353,700)	(3,273)	38,543	95,774	16,590	23,657

Increase (decrease) in net assets
from policy transactions	(341,585)	38,583	109,792	144,528	109,931	114,089

INCREASE (DECREASE) IN NET ASSETS	(332,407)	84,433	176,389	209,821	191,452	212,178

NET ASSETS AT BEGINNING OF PERIOD	332,407	247,974	619,989	410,168	882,774	670,596

NET ASSETS AT END OF PERIOD	$—	$332,407	$796,378	$619,989	$1,074,226	$882,774

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	19,303	16,886	39,090	29,568	52,229	44,609
Units issued	1,132	3,760	8,244	12,093	9,144	9,252
Units redeemed	(20,435)	(1,343)	(1,662)	(2,571)	(3,002)	(1,632)
Units outstanding at end of period	—	19,303	45,672	39,090	58,371	52,229

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2017.

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Franklin		Franklin		Franklin
	Templeton Investments		Templeton Investments		Templeton Investments
	Sub-Account		Sub-Account		Sub-Account

			Franklin		Franklin
	Franklin Mutual Shares VIP		Small		Small-Mid
	Fund Class 1		Cap Value VIP Fund Class 1		Cap Growth VIP Fund Class 1
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$10,862	$7,866	$8,082	$8,256	$—	$—
Net realized gains (losses)	19,604	29,021	78,517	112,167	60,237	35,906
Change in unrealized gains (losses)	5,186	16,895	40,646	105,450	76,664	(11,728)

Increase (decrease) in net assets
from operations	35,652	53,782	127,245	225,873	136,901	24,178

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	84,315	84,300	275,536	242,470	323,767	172,873
Benefit payments	—	—	(3,666)	(83)	(20)	—
Payments on termination	(12,777)	(4,476)	(40,524)	(39,721)	(70,962)	(22,964)
Loans - net	(1,954)	(4)	(1,513)	(2,475)	(1,519)	1,479
Policy maintenance charge	(41,999)	(39,260)	(135,346)	(116,304)	(92,870)	(72,503)
Transfers among the sub-accounts
and with the Fixed Account - net	18,465	(3,430)	37,812	66,320	16,139	5,131

Increase (decrease) in net assets
from policy transactions	46,050	37,130	132,299	150,207	174,535	84,016

INCREASE (DECREASE) IN NET ASSETS	81,702	90,912	259,544	376,080	311,436	108,194

NET ASSETS AT BEGINNING OF PERIOD	397,527	306,615	1,051,626	675,546	541,297	433,103

NET ASSETS AT END OF PERIOD	$479,229	$397,527	$1,311,170	$1,051,626	$852,733	$541,297

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	24,447	21,940	50,285	42,166	29,924	24,997
Units issued	3,534	3,622	8,122	12,140	14,108	8,359
Units redeemed	(852)	(1,115)	(1,882)	(4,021)	(5,311)	(3,432)
Units outstanding at end of period	27,129	24,447	56,525	50,285	38,721	29,924

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Franklin		Franklin		Franklin
	Templeton Investments		Templeton Investments		Templeton Investments
	Sub-Account		Sub-Account		Sub-Account

	Franklin		Franklin		Templeton
	Strategic		U.S. Government		Global
	Income VIP Fund Class 1		Securities VIP Fund Class 1		Bond VIP Fund Class 1
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$12,514	$11,211	$9,691	$7,927	$—	$—
Net realized gains (losses)	(842)	(2,558)	(919)	(649)	(2,053)	(3,907)
Change in unrealized gains (losses)	6,675	16,417	(3,172)	(4,922)	24,224	39,068

Increase (decrease) in net assets
from operations	18,347	25,070	5,600	2,356	22,171	35,161

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	121,935	114,117	61,191	66,321	254,551	234,481
Benefit payments	(1,268)	—	—	(382)	(1,313)	(238)
Payments on termination	(5,847)	(11,512)	(7,916)	(8,250)	(91,990)	(29,959)
Loans - net	(945)	(329)	(1,001)	130	(1,156)	2,601
Policy maintenance charge	(50,512)	(45,245)	(32,880)	(36,184)	(102,604)	(97,853)
Transfers among the sub-accounts
and with the Fixed Account - net	12,012	(9,611)	40,396	6,906	44,368	19,226

Increase (decrease) in net assets
from policy transactions	75,375	47,420	59,790	28,541	101,856	128,258

INCREASE (DECREASE) IN NET ASSETS	93,722	72,490	65,390	30,897	124,027	163,419

NET ASSETS AT BEGINNING OF PERIOD	363,522	291,032	314,813	283,916	1,043,516	880,097

NET ASSETS AT END OF PERIOD	$457,244	$363,522	$380,203	$314,813	$1,167,543	$1,043,516

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	23,304	20,198	24,562	22,350	64,032	55,736
Units issued	5,269	4,292	5,818	3,662	12,359	10,274
Units redeemed	(585)	(1,186)	(1,201)	(1,450)	(6,259)	(1,978)
Units outstanding at end of period	27,988	23,304	29,179	24,562	70,132	64,032

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Janus Aspen Series		Janus Aspen Series		Janus Aspen Series
	Sub-Account		Sub-Account		Sub-Account

	Janus Henderson		Janus Henderson		Janus Henderson
	Balanced		Balanced		Enterprise
	Portfolio Institutional Shares*		Portfolio Service Shares*		Portfolio Institutional Shares*
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$456,280	$611,885	$91,904	$120,881	$(12,726)	$196,983
Net realized gains (losses)	591,226	767,144	113,095	122,399	4,244,194	3,936,052
Change in unrealized gains (losses)	4,545,654	(73,011)	902,197	21,016	6,104,500	252,285

Increase (decrease) in net assets
from operations	5,593,160	1,306,018	1,107,196	264,296	10,335,968	4,385,320

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	2,239,547	2,212,350	591,549	642,498	2,100,674	2,067,724
Benefit payments	(266,560)	(476,947)	(18,445)	(16,238)	(128,703)	(168,694)
Payments on termination	(1,859,979)	(1,412,863)	(532,950)	(350,666)	(2,507,098)	(2,220,307)
Loans - net	(97,748)	(95,246)	(32,039)	(15,181)	(102,384)	(58,762)
Policy maintenance charge	(2,144,025)	(2,194,944)	(360,796)	(383,235)	(2,201,711)	(2,161,620)
Transfers among the sub-accounts
and with the Fixed Account - net	371,498	109,139	(109,504)	(44,957)	(508,283)	(50,694)

Increase (decrease) in net assets
from policy transactions	(1,757,267)	(1,858,511)	(462,185)	(167,779)	(3,347,505)	(2,592,353)

INCREASE (DECREASE) IN NET ASSETS	3,835,893	(552,493)	645,011	96,517	6,988,463	1,792,967

NET ASSETS AT BEGINNING OF PERIOD	31,794,703	32,347,196	6,376,905	6,280,388	39,540,750	37,747,783

NET ASSETS AT END OF PERIOD	$35,630,596	$31,794,703	$7,021,916	$6,376,905	$46,529,213	$39,540,750

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	750,384	781,793	216,399	222,338	773,821	821,574
Units issued	24,920	25,592	4,869	9,074	13,515	21,341
Units redeemed	(54,920)	(57,001)	(19,559)	(15,013)	(64,151)	(69,094)
Units outstanding at end of period	720,384	750,384	201,709	216,399	723,185	773,821

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2017.

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Janus Aspen Series		Janus Aspen Series		Janus Aspen Series
	Sub-Account		Sub-Account		Sub-Account

	Janus Henderson		Janus Henderson		Janus Henderson
	Flexible		Forty		Global
	Bond Portfolio Institutional Shares*		Portfolio Institutional Shares*		Research Portfolio Institutional Shares*
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$170,313	$166,861	$(3,020)	$39,207	$133,490	$183,395
Net realized gains (losses)	(17,782)	(33,622)	344,571	599,820	827,625	659,309
Change in unrealized gains (losses)	57,554	26,640	1,213,866	(530,247)	5,283,423	(450,892)

Increase (decrease) in net assets
from operations	210,085	159,879	1,555,417	108,780	6,244,538	391,812

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	431,692	477,530	819,502	670,692	1,707,982	1,810,206
Benefit payments	(15,326)	(114,775)	(3,867)	(7,603)	(105,745)	(74,348)
Payments on termination	(304,617)	(334,724)	(431,488)	(273,009)	(1,301,752)	(1,617,906)
Loans - net	16,059	12,062	(85,153)	(47,419)	(132,295)	(83,683)
Policy maintenance charge	(393,444)	(439,570)	(399,990)	(377,518)	(1,686,631)	(1,682,307)
Transfers among the sub-accounts
and with the Fixed Account - net	71,458	(815,588)	44,487	(99,781)	(113,603)	(81,385)

Increase (decrease) in net assets
from policy transactions	(194,178)	(1,215,065)	(56,509)	(134,638)	(1,632,044)	(1,729,423)

INCREASE (DECREASE) IN NET ASSETS	15,907	(1,055,186)	1,498,908	(25,858)	4,612,494	(1,337,611)

NET ASSETS AT BEGINNING OF PERIOD	6,061,073	7,116,259	5,178,824	5,204,682	24,097,745	25,435,356

NET ASSETS AT END OF PERIOD	$6,076,980	$6,061,073	$6,677,732	$5,178,824	$28,710,239	$24,097,745

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	219,599	261,556	191,372	191,118	958,698	1,025,096
Units issued	16,314	10,056	23,146	20,303	12,689	17,541
Units redeemed	(21,462)	(52,013)	(19,176)	(20,049)	(67,599)	(83,939)
Units outstanding at end of period	214,451	219,599	195,342	191,372	903,788	958,698

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2017.

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Janus Aspen Series		Janus Aspen Series		Janus Aspen Series
	Sub-Account		Sub-Account		Sub-Account

	Janus Henderson		Janus Henderson		Janus Henderson
	Global Research		Global		Mid Cap Value
	Portfolio Service Shares*		Technology Portfolio Institutional Shares*		Portfolio Institutional Shares*
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$6,668	$7,913	$—	$984	$4,145	$4,389
Net realized gains (losses)	28,206	13,845	62,097	23,920	20,290	53,021
Change in unrealized gains (losses)	188,245	(6,902)	211,637	41,794	44,282	16,692

Increase (decrease) in net assets
from operations	223,119	14,856	273,734	66,698	68,717	74,102

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	74,414	77,371	226,017	162,281	148,769	128,002
Benefit payments	(669)	—	—	—	(1,366)	—
Payments on termination	(44,439)	(34,726)	(25,876)	(19,054)	(22,580)	(35,084)
Loans - net	(2,651)	(14,705)	(10,730)	1,171	(6,859)	(1,518)
Policy maintenance charge	(48,296)	(47,971)	(95,769)	(71,871)	(78,172)	(68,432)
Transfers among the sub-accounts
and with the Fixed Account - net	(11,591)	3,218	59,987	(15,007)	3,018	(21,861)

Increase (decrease) in net assets
from policy transactions	(33,232)	(16,813)	153,629	57,520	42,810	1,107

INCREASE (DECREASE) IN NET ASSETS	189,887	(1,957)	427,363	124,218	111,527	75,209

NET ASSETS AT BEGINNING OF PERIOD	852,849	854,806	546,048	421,830	470,779	395,570

NET ASSETS AT END OF PERIOD	$1,042,736	$852,849	$973,411	$546,048	$582,306	$470,779

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	36,200	36,943	23,940	21,120	25,087	25,091
Units issued	1,641	1,595	7,097	4,753	3,593	3,201
Units redeemed	(2,902)	(2,338)	(1,624)	(1,933)	(1,445)	(3,205)
Units outstanding at end of period	34,939	36,200	29,413	23,940	27,235	25,087

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2017.

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Janus Aspen Series		Janus Aspen Series		Janus Aspen Series
	Sub-Account		Sub-Account		Sub-Account

	Janus Henderson		Janus Henderson		Janus Henderson
	Mid Cap Value		Overseas		Overseas
	Portfolio Service Shares*		Portfolio Institutional Shares*		Portfolio Service Shares*
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$27,094	$33,965	$15,680	$37,928	$73,799	$206,177
Net realized gains (losses)	177,930	511,938	(22,931)	(27,396)	(128,777)	(216,529)
Change in unrealized gains (losses)	339,210	112,856	254,899	(57,753)	1,312,605	(281,760)

Increase (decrease) in net assets
from operations	544,234	658,759	247,648	(47,221)	1,257,627	(292,112)

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	352,886	361,131	200,674	231,662	491,577	516,935
Benefit payments	(18,903)	(3,232)	(1,001)	(267)	(3,203)	(6,274)
Payments on termination	(252,150)	(173,169)	(41,638)	(61,917)	(191,482)	(256,236)
Loans - net	(21,880)	(68,244)	(9,212)	1,708	(35,542)	(40,122)
Policy maintenance charge	(214,787)	(225,555)	(99,279)	(96,361)	(267,058)	(260,919)
Transfers among the sub-accounts
and with the Fixed Account - net	98,404	(166,776)	(29,922)	(19,700)	35,897	(60,262)

Increase (decrease) in net assets
from policy transactions	(56,430)	(275,845)	19,622	55,125	30,189	(106,878)

INCREASE (DECREASE) IN NET ASSETS	487,804	382,914	267,270	7,904	1,287,816	(398,990)

NET ASSETS AT BEGINNING OF PERIOD	4,016,915	3,634,001	795,464	787,560	4,029,608	4,428,598

NET ASSETS AT END OF PERIOD	$4,504,719	$4,016,915	$1,062,734	$795,464	$5,317,424	$4,029,608

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	139,637	150,027	113,556	105,173	587,232	601,984
Units issued	7,135	4,742	12,334	23,226	45,383	58,627
Units redeemed	(8,962)	(15,132)	(10,185)	(14,843)	(38,783)	(73,379)
Units outstanding at end of period	137,810	139,637	115,705	113,556	593,832	587,232

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2017.

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

			Lazard		Legg Mason Partners
	Janus Aspen Series		Retirement Series, Inc.		Variable Portfolios I, Inc.
	Sub-Account		Sub-Account		Sub-Account

	Janus Henderson				ClearBridge Variable
	Research		Emerging		Large Cap
	Portfolio Institutional Shares*		Markets Equity		Value Portfolio Class I
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$20,239	$59,535	$25,591	$12,902	$51,363	$49,698
Net realized gains (losses)	844,914	2,145,091	13,421	(29,397)	226,917	139,634
Change in unrealized gains (losses)	6,487,690	(2,188,241)	313,318	245,556	245,161	229,498

Increase (decrease) in net assets
from operations	7,352,843	16,385	352,330	229,061	523,441	418,830

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	1,627,978	1,707,923	153,937	178,956	238,559	249,111
Benefit payments	(108,728)	(160,505)	(4,555)	(1,204)	(15,043)	(1,223)
Payments on termination	(1,597,183)	(1,528,059)	(85,650)	(84,805)	(227,473)	(233,014)
Loans - net	(67,118)	(147,654)	(17,862)	(21,382)	20,565	(19,097)
Policy maintenance charge	(1,741,542)	(1,776,470)	(85,258)	(82,768)	(220,425)	(201,245)
Transfers among the sub-accounts
and with the Fixed Account - net	(142,070)	(552,082)	(33,111)	(78,951)	189,431	459,685

Increase (decrease) in net assets
from policy transactions	(2,028,663)	(2,456,847)	(72,499)	(90,154)	(14,386)	254,217

INCREASE (DECREASE) IN NET ASSETS	5,324,180	(2,440,462)	279,831	138,907	509,055	673,047

NET ASSETS AT BEGINNING OF PERIOD	27,668,361	30,108,823	1,286,239	1,147,332	3,625,006	2,951,959

NET ASSETS AT END OF PERIOD	$32,992,541	$27,668,361	$1,566,070	$1,286,239	$4,134,061	$3,625,006

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	885,795	965,086	25,649	27,632	145,562	134,210
Units issued	7,367	7,222	1,346	2,381	35,915	57,406
Units redeemed	(64,781)	(86,513)	(2,564)	(4,364)	(36,903)	(46,054)
Units outstanding at end of period	828,381	885,795	24,431	25,649	144,574	145,562

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2017.

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Legg Mason Partners		MFS Variable		MFS Variable
	Variable Portfolios I, Inc.		Insurance Trust		Insurance Trust
	Sub-Account		Sub-Account		Sub-Account

	Western Asset
	Variable Global				MFS
	High Yield Bond Portfolio Class I		MFS Growth		High Yield Portfolio
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$122,669	$132,422	$8,835	$3,444	$69,855	$67,365
Net realized gains (losses)	(9,165)	(17,705)	768,130	798,171	(1,896)	(9,969)
Change in unrealized gains (losses)	73,485	184,528	1,537,583	(618,469)	904	71,134

Increase (decrease) in net assets
from operations	186,989	299,245	2,314,548	183,146	68,863	128,530

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	200,456	211,163	394,939	378,570	124,420	123,928
Benefit payments	(10,835)	(3,581)	(81,921)	(15,614)	(1,997)	—
Payments on termination	(86,689)	(126,379)	(582,219)	(402,605)	(46,960)	(91,282)
Loans - net	(11,115)	7,475	8,349	(65,669)	(6,369)	(6,302)
Policy maintenance charge	(120,041)	(124,756)	(414,355)	(441,700)	(72,657)	(76,382)
Transfers among the sub-accounts
and with the Fixed Account - net	1,868	(3,619)	(75,959)	349,552	18,286	(11,676)

Increase (decrease) in net assets
from policy transactions	(26,356)	(39,697)	(751,166)	(197,466)	14,723	(61,714)

INCREASE (DECREASE) IN NET ASSETS	160,633	259,548	1,563,382	(14,320)	83,586	66,816

NET ASSETS AT BEGINNING OF PERIOD	2,199,451	1,939,903	7,716,253	7,730,573	1,028,506	961,690

NET ASSETS AT END OF PERIOD	$2,360,084	$2,199,451	$9,279,635	$7,716,253	$1,112,092	$1,028,506

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	101,889	103,889	260,398	267,255	88,218	93,890
Units issued	4,786	4,433	6,461	21,538	5,337	3,763
Units redeemed	(6,050)	(6,433)	(28,541)	(28,395)	(4,146)	(9,435)
Units outstanding at end of period	100,625	101,889	238,318	260,398	89,409	88,218

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	MFS Variable		MFS Variable		MFS Variable
	Insurance Trust		Insurance Trust		Insurance Trust
	Sub-Account		Sub-Account		Sub-Account

			MFS Mass
			Investors Growth		MFS New
	MFS Investors Trust		Stock Series - Initial Class		Discovery
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$40,011	$43,242	$6,500	$5,459	$—	$—
Net realized gains (losses)	316,462	638,507	49,410	90,669	305,176	407,191
Change in unrealized gains (losses)	793,735	(267,731)	192,320	(46,228)	1,963,107	342,972

Increase (decrease) in net assets
from operations	1,150,208	414,018	248,230	49,900	2,268,283	750,163

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	235,141	257,956	81,571	89,649	550,399	589,283
Benefit payments	(20,710)	(11,926)	(1,973)	—	(41,696)	(52,319)
Payments on termination	(210,239)	(209,884)	(109,016)	(64,438)	(653,252)	(402,781)
Loans - net	(13,059)	(3,251)	(4,195)	(5,830)	29,909	(22,895)
Policy maintenance charge	(288,179)	(291,492)	(55,669)	(59,081)	(461,288)	(458,462)
Transfers among the sub-accounts
and with the Fixed Account - net	(52,636)	(60,409)	(5,259)	(54,194)	(140,823)	(4,527)

Increase (decrease) in net assets
from policy transactions	(349,682)	(319,006)	(94,541)	(93,894)	(716,751)	(351,701)

INCREASE (DECREASE) IN NET ASSETS	800,526	95,012	153,689	(43,994)	1,551,532	398,462

NET ASSETS AT BEGINNING OF PERIOD	5,099,789	5,004,777	917,720	961,714	8,906,743	8,508,281

NET ASSETS AT END OF PERIOD	$5,900,315	$5,099,789	$1,071,409	$917,720	$10,458,275	$8,906,743

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	200,720	213,896	87,747	97,541	197,234	205,464
Units issued	1,578	4,195	2,420	3,340	1,404	8,177
Units redeemed	(14,024)	(17,371)	(10,398)	(13,134)	(15,786)	(16,407)
Units outstanding at end of period	188,274	200,720	79,769	87,747	182,852	197,234

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	MFS Variable		MFS Variable		MFS Variable
	Insurance Trust		Insurance Trust		Insurance Trust
	Sub-Account		Sub-Account		Sub-Account

	MFS Research		MFS Total Return		MFS Utilities
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$50,175	$26,756	$276,575	$328,408	$118,315	$107,979
Net realized gains (losses)	319,918	423,923	471,452	562,522	31,478	65,489
Change in unrealized gains (losses)	403,797	(176,618)	618,753	100,820	236,181	121,168

Increase (decrease) in net assets
from operations	773,890	274,061	1,366,780	991,750	385,974	294,636

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	160,261	167,203	701,063	765,396	265,253	301,237
Benefit payments	—	(1,210)	(19,143)	(92,820)	(116,298)	(4,939)
Payments on termination	(181,849)	(142,739)	(837,299)	(1,058,014)	(215,736)	(165,532)
Loans - net	(19,636)	(33,003)	(59,133)	(40,754)	(27,568)	(11,893)
Policy maintenance charge	(136,745)	(138,317)	(610,711)	(655,508)	(160,008)	(173,447)
Transfers among the sub-accounts
and with the Fixed Account - net	(11,434)	49,251	183,911	(124,022)	(60,212)	(98,842)

Increase (decrease) in net assets
from policy transactions	(189,403)	(98,815)	(641,312)	(1,205,722)	(314,569)	(153,416)

INCREASE (DECREASE) IN NET ASSETS	584,487	175,246	725,468	(213,972)	71,405	141,220

NET ASSETS AT BEGINNING OF PERIOD	3,439,628	3,264,382	11,455,812	11,669,784	2,668,774	2,527,554

NET ASSETS AT END OF PERIOD	$4,024,115	$3,439,628	$12,181,280	$11,455,812	$2,740,179	$2,668,774

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	125,435	129,444	379,128	421,333	50,490	53,305
Units issued	2,154	8,803	7,401	6,671	2,293	4,581
Units redeemed	(8,636)	(12,812)	(27,541)	(48,876)	(7,636)	(7,396)
Units outstanding at end of period	118,953	125,435	358,988	379,128	45,147	50,490

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	MFS Variable		MFS Variable Insurance		Morgan Stanley Variable
	Insurance Trust		Trust (Service Class)		Insurance Fund, Inc.*
	Sub-Account		Sub-Account		Sub-Account

			MFS New		Morgan Stanley
			Discovery		VIF Emerging
	MFS Value		Series (Service Class)		Markets Portfolio Class I*
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$40,340	$44,273	$(4,595)	$(4,198)	$3,108	$1,674
Net realized gains (losses)	205,745	218,741	15,199	11,460	4,213	(168)
Change in unrealized gains (losses)	106,817	8,270	139,310	35,654	116,090	21,852

Increase (decrease) in net assets
from operations	352,902	271,284	149,914	42,916	123,411	23,358

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	159,794	171,750	27,857	29,160	69,344	68,008
Benefit payments	(8,470)	(2,888)	(16)	(110)	(1,177)	—
Payments on termination	(192,543)	(143,683)	(42,802)	(22,149)	(11,575)	(24,775)
Loans - net	(17,385)	(9,268)	(15,226)	1,909	(4,025)	(2,012)
Policy maintenance charge	(106,320)	(123,897)	(34,532)	(34,746)	(33,913)	(32,174)
Transfers among the sub-accounts
and with the Fixed Account - net	(198,312)	51,804	(8,604)	(39,330)	5,822	16,857

Increase (decrease) in net assets
from policy transactions	(363,236)	(56,182)	(73,323)	(65,266)	24,476	25,904

INCREASE (DECREASE) IN NET ASSETS	(10,334)	215,102	76,591	(22,350)	147,887	49,262

NET ASSETS AT BEGINNING OF PERIOD	2,195,047	1,979,945	628,806	651,156	351,740	302,478

NET ASSETS AT END OF PERIOD	$2,184,713	$2,195,047	$705,397	$628,806	$499,627	$351,740

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	76,613	78,841	26,660	29,827	42,721	39,213
Units issued	5,305	6,542	1,078	1,968	6,294	7,092
Units redeemed	(17,106)	(8,770)	(3,898)	(5,135)	(4,087)	(3,584)
Units outstanding at end of period	64,812	76,613	23,840	26,660	44,928	42,721

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2017.

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Morgan Stanley Variable		Morgan Stanley Variable		Oppenheimer
	Insurance Fund, Inc.*		Insurance Fund, Inc.*		Variable Account Funds
	Sub-Account		Sub-Account		Sub-Account

	Morgan Stanley		Morgan Stanley
	VIF Growth		VIF U.S. Real Estate		Oppenheimer
	Portfolio Class I*		Portfolio Class I*		Conservative Balance Fund
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(6,227)	$(4,809)	$95,239	$86,356	$7,713	$7,633
Net realized gains (losses)	349,273	464,779	138,214	156,977	5,792	1,975
Change in unrealized gains (losses)	770,983	(512,715)	(43,354)	191,463	20,402	6,904

Increase (decrease) in net assets
from operations	1,114,029	(52,745)	190,099	434,796	33,907	16,512

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	203,153	200,565	509,848	561,988	113,248	112,401
Benefit payments	(2,413)	(2,452)	(14,704)	(8,100)	—	—
Payments on termination	(231,728)	(143,113)	(365,320)	(498,443)	(10,730)	(15,816)
Loans - net	10,979	(8,310)	8,304	31,158	(2,606)	(347)
Policy maintenance charge	(156,999)	(155,285)	(325,001)	(377,026)	(58,493)	(55,946)
Transfers among the sub-accounts
and with the Fixed Account - net	61,803	(8,903)	(82,339)	(81,106)	(14,710)	11

Increase (decrease) in net assets
from policy transactions	(115,205)	(117,498)	(269,212)	(371,529)	26,709	40,303

INCREASE (DECREASE) IN NET ASSETS	998,824	(170,243)	(79,113)	63,267	60,616	56,815

NET ASSETS AT BEGINNING OF PERIOD	2,660,191	2,830,434	6,518,176	6,454,909	352,782	295,967

NET ASSETS AT END OF PERIOD	$3,659,015	$2,660,191	$6,439,063	$6,518,176	$413,398	$352,782

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	87,262	91,057	138,363	146,354	29,912	26,414
Units issued	7,670	7,533	6,441	5,493	5,005	4,683
Units redeemed	(9,993)	(11,328)	(12,242)	(13,484)	(2,835)	(1,185)
Units outstanding at end of period	84,939	87,262	132,562	138,363	32,082	29,912

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2017.

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Oppenheimer		Oppenheimer		Oppenheimer
	Variable Account Funds		Variable Account Funds		Variable Account Funds
	Sub-Account		Sub-Account		Sub-Account

	Oppenheimer
	Discovery
	MidCap Growth		Oppenheimer Equity Income*		Oppenheimer Global
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$652	$—	$9,899	$21,037	$11,750	$9,923
Net realized gains (losses)	272,282	193,705	31,623	(821)	15,914	64,673
Change in unrealized gains (losses)	267,408	(151,211)	(28,846)	32,727	362,804	(69,760)

Increase (decrease) in net assets
from operations	540,342	42,494	12,676	52,943	390,468	4,836

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	176,513	187,399	66,520	126,383	237,352	207,521
Benefit payments	(8,906)	(2,700)	(1,387)	—	(3,266)	—
Payments on termination	(129,809)	(116,561)	(6,639)	(44,270)	(67,947)	(43,773)
Loans - net	(21,425)	(19,730)	(2,728)	3,382	(1,286)	600
Policy maintenance charge	(104,454)	(109,424)	(19,184)	(54,969)	(109,655)	(96,160)
Transfers among the sub-accounts
and with the Fixed Account - net	(3,003)	(4,998)	(453,177)	2,273	(7,787)	20,047

Increase (decrease) in net assets
from policy transactions	(91,084)	(66,014)	(416,595)	32,799	47,411	88,235

INCREASE (DECREASE) IN NET ASSETS	449,258	(23,520)	(403,919)	85,742	437,879	93,071

NET ASSETS AT BEGINNING OF PERIOD	1,928,816	1,952,336	403,919	318,177	1,039,848	946,777

NET ASSETS AT END OF PERIOD	$2,378,074	$1,928,816	$—	$403,919	$1,477,727	$1,039,848

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	93,459	96,806	21,773	19,777	68,244	62,187
Units issued	3,732	4,639	2,421	4,510	7,255	9,407
Units redeemed	(7,722)	(7,986)	(24,194)	(2,514)	(4,536)	(3,350)
Units outstanding at end of period	89,469	93,459	—	21,773	70,963	68,244

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2017.

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Oppenheimer		Oppenheimer		Oppenheimer
	Variable Account Funds		Variable Account Funds		Variable Account Funds
	Sub-Account		Sub-Account		Sub-Account

	Oppenheimer		Oppenheimer		Oppenheimer
	Global Fund/VA Service Shares*		Global Strategic Income		International Growth Fund/VA*
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$74,284	$66,000	$7,231	$14,254	$25,235	$17,048
Net realized gains (losses)	187,952	647,374	(1,761)	(3,891)	42,950	44,313
Change in unrealized gains (losses)	2,875,610	(724,935)	13,654	7,302	346,855	(92,564)

Increase (decrease) in net assets
from operations	3,137,846	(11,561)	19,124	17,665	415,040	(31,203)

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	851,984	922,076	99,138	57,388	297,311	300,880
Benefit payments	(73,680)	(4,529)	—	—	(59,549)	—
Payments on termination	(620,567)	(433,329)	(21,198)	(8,605)	(181,065)	(101,549)
Loans - net	(123)	(99,228)	(593)	(2,118)	16,777	(29,923)
Policy maintenance charge	(512,813)	(531,747)	(28,988)	(30,344)	(141,850)	(136,104)
Transfers among the sub-accounts
and with the Fixed Account - net	(203,220)	(73,491)	(746)	(13,507)	3,537	28,421

Increase (decrease) in net assets
from policy transactions	(558,419)	(220,248)	47,613	2,814	(64,839)	61,725

INCREASE (DECREASE) IN NET ASSETS	2,579,427	(231,809)	66,737	20,479	350,201	30,522

NET ASSETS AT BEGINNING OF PERIOD	8,878,545	9,110,354	300,587	280,108	1,591,683	1,561,161

NET ASSETS AT END OF PERIOD	$11,457,972	$8,878,545	$367,324	$300,587	$1,941,884	$1,591,683

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	373,064	382,203	21,610	21,454	68,104	61,697
Units issued	9,040	17,869	5,495	3,089	9,267	15,345
Units redeemed	(28,925)	(27,008)	(2,255)	(2,933)	(8,271)	(8,938)
Units outstanding at end of period	353,179	373,064	24,850	21,610	69,100	68,104

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2017.

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Oppenheimer		Oppenheimer	Oppenheimer
	Variable Account Funds		Variable Account Funds	Variable Account Funds
	Sub-Account		Sub-Account	Sub-Account

	Oppenheimer
	International		Oppenheimer	Oppenheimer
	Growth Fund/VA Service Shares*		Main Street*	Main Street Small Cap
	2017	2016	2017	2017	2016
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$8,642	$2,335	$6,444	$96,786	$50,043
Net realized gains (losses)	41,567	55,834	9,676	770,429	492,362
Change in unrealized gains (losses)	388,232	(120,461)	29,001	621,843	1,139,877

Increase (decrease) in net assets
from operations	438,441	(62,292)	45,121	1,489,058	1,682,282

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	77,563	84,684	139,194	1,112,251	1,080,840
Benefit payments	(7,280)	(6,530)	—	(7,633)	(6,665)
Payments on termination	(141,668)	(38,365)	(51,137)	(766,905)	(690,176)
Loans - net	(67,213)	(625)	14,542	(10,653)	(140,295)
Policy maintenance charge	(92,848)	(97,322)	(43,520)	(632,172)	(634,075)
Transfers among the sub-accounts
and with the Fixed Account - net	78,827	(5,760)	449,926	(54,067)	(244,724)

Increase (decrease) in net assets
from policy transactions	(152,619)	(63,918)	509,005	(359,179)	(635,095)

INCREASE (DECREASE) IN NET ASSETS	285,822	(126,210)	554,126	1,129,879	1,047,187

NET ASSETS AT BEGINNING OF PERIOD	1,791,430	1,917,640	—	10,747,640	9,700,453

NET ASSETS AT END OF PERIOD	$2,077,252	$1,791,430	$554,126	$11,877,519	$10,747,640

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	81,743	84,534	—	249,069	261,422
Units issued	6,882	3,717	54,128	13,328	11,285
Units redeemed	(13,138)	(6,508)	(3,327)	(17,100)	(23,638)
Units outstanding at end of period	75,487	81,743	50,801	245,297	249,069

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2017.

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Oppenheimer		Oppenheimer
	Variable Account Funds		Variable Account Funds		PIMCO Variable Insurance Trust
	Sub-Account		Sub-Account		Sub-Account

	Oppenheimer
	Main Street Small		Oppenheimer
	Cap Fund®/VA Service Shares*		Total Return Bond Fund/VA*		Foreign Bond
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$27,298	$3,804	$4,722	$6,024	$146,987	$42,310
Net realized gains (losses)	583,426	264,530	(13)	17	21,479	37,202
Change in unrealized gains (losses)	267,587	685,757	4,058	(1,297)	(85,745)	123,737

Increase (decrease) in net assets
from operations	878,311	954,091	8,767	4,744	82,721	203,249

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	303,035	296,715	53,974	58,112	220,191	235,888
Benefit payments	(21,423)	(32,937)	—	—	(1,159)	(7,467)
Payments on termination	(377,425)	(496,938)	(7,820)	(5,026)	(206,487)	(314,071)
Loans - net	(29,972)	889	(185)	(948)	(4,456)	(61,478)
Policy maintenance charge	(351,530)	(321,885)	(26,211)	(25,034)	(220,140)	(236,045)
Transfers among the sub-accounts
and with the Fixed Account - net	(174,146)	1,267,021	10,936	2,348	75,220	49,018

Increase (decrease) in net assets
from policy transactions	(651,461)	712,865	30,694	29,452	(136,831)	(334,155)

INCREASE (DECREASE) IN NET ASSETS	226,850	1,666,956	39,461	34,196	(54,110)	(130,906)

NET ASSETS AT BEGINNING OF PERIOD	6,861,728	5,194,772	181,173	146,977	3,241,954	3,372,860

NET ASSETS AT END OF PERIOD	$7,088,578	$6,861,728	$220,634	$181,173	$3,187,844	$3,241,954

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	200,939	178,734	18,258	15,296	149,828	165,627
Units issued	34,572	66,033	4,401	4,096	8,950	8,476
Units redeemed	(53,716)	(43,828)	(1,401)	(1,134)	(15,415)	(24,275)
Units outstanding at end of period	181,795	200,939	21,258	18,258	143,363	149,828

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2017.

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	PIMCO Variable Insurance Trust		PIMCO Variable Insurance Trust		Putnam Variable Trust
	Sub-Account		Sub-Account		Sub-Account

					VT
	PIMCO Real Return		PIMCO Total Return		International Value Fund
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$79,883	$74,847	$269,973	$281,320	$33,364	$54,356
Net realized gains (losses)	(14,356)	(16,714)	(4,182)	(17,587)	(20,557)	(95,643)
Change in unrealized gains (losses)	55,427	107,808	395,724	102,290	522,506	61,611

Increase (decrease) in net assets
from operations	120,954	165,941	661,515	366,023	535,313	20,324

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	342,338	359,277	1,045,001	1,116,548	119,782	129,768
Benefit payments	(589)	(4,091)	(9,069)	(75,848)	(1,453)	(3,839)
Payments on termination	(274,881)	(243,952)	(652,229)	(969,773)	(128,375)	(202,390)
Loans - net	(11,113)	23,087	(77,988)	(72,902)	15,338	(1,454)
Policy maintenance charge	(187,929)	(205,294)	(841,383)	(908,517)	(99,020)	(106,968)
Transfers among the sub-accounts
and with the Fixed Account - net	112,773	(32,714)	141,051	98,763	(100,491)	(62,735)

Increase (decrease) in net assets
from policy transactions	(19,401)	(103,687)	(394,617)	(811,729)	(194,219)	(247,618)

INCREASE (DECREASE) IN NET ASSETS	101,553	62,254	266,898	(445,706)	341,094	(227,294)

NET ASSETS AT BEGINNING OF PERIOD	3,338,198	3,275,944	13,956,456	14,402,162	2,258,303	2,485,597

NET ASSETS AT END OF PERIOD	$3,439,751	$3,338,198	$14,223,354	$13,956,456	$2,599,397	$2,258,303

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	195,483	201,811	675,941	715,091	128,612	142,704
Units issued	15,140	9,809	32,929	30,780	6,922	9,648
Units redeemed	(16,301)	(16,137)	(52,418)	(69,930)	(16,509)	(23,740)
Units outstanding at end of period	194,322	195,483	656,452	675,941	119,025	128,612

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Putnam Variable Trust (Class IA)		Putnam Variable Trust (Class IA)		Rydex Variable Trust
	Sub-Account		Sub-Account		Sub-Account

			VT International		Guggenheim
	VT High Yield (Class IA)		Value Fund (Class IA)		VT U.S. Long Short Equity Fund
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$65,977	$59,720	$17,047	$25,750	$2,969	$—
Net realized gains (losses)	(3,017)	(7,810)	321	(30,287)	10,377	7,500
Change in unrealized gains (losses)	13,310	88,507	193,694	15,589	107,060	(2,823)

Increase (decrease) in net assets
from operations	76,270	140,417	211,062	11,052	120,406	4,677

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	65,335	70,816	44,253	49,950	96,358	92,216
Benefit payments	(503)	(2,651)	—	—	(5,084)	—
Payments on termination	(52,852)	(55,268)	(143,778)	(159,790)	(31,613)	(43,559)
Loans - net	(5,885)	(12,922)	2,064	(5,209)	(8,231)	(8,092)
Policy maintenance charge	(54,173)	(55,400)	(30,894)	(34,748)	(45,024)	(47,869)
Transfers among the sub-accounts
and with the Fixed Account - net	(4,388)	105,721	(36,479)	37,623	11,341	3,275

Increase (decrease) in net assets
from policy transactions	(52,466)	50,296	(164,834)	(112,174)	17,747	(4,029)

INCREASE (DECREASE) IN NET ASSETS	23,804	190,713	46,228	(101,122)	138,153	648

NET ASSETS AT BEGINNING OF PERIOD	1,084,711	893,998	896,758	997,880	786,675	786,027

NET ASSETS AT END OF PERIOD	$1,108,515	$1,084,711	$942,986	$896,758	$924,828	$786,675

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	36,681	34,966	36,698	41,360	33,170	33,361
Units issued	1,325	4,732	1,375	3,065	2,730	2,372
Units redeemed	(3,044)	(3,017)	(7,215)	(7,727)	(1,947)	(2,563)
Units outstanding at end of period	34,962	36,681	30,858	36,698	33,953	33,170

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	T. Rowe Price		T. Rowe Price		T. Rowe Price
	Equity Series, Inc.		Equity Series, Inc.		Equity Series, Inc.
	Sub-Account		Sub-Account		Sub-Account

	T. Rowe Price
	Blue Chip Growth		T. Rowe Price Equity Income		T. Rowe Price Mid-Cap Growth
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$—	$—	$459,782	$548,742	$—	$—
Net realized gains (losses)	374,990	271,194	3,081,128	2,893,371	1,987,317	1,061,744
Change in unrealized gains (losses)	1,118,825	(233,199)	394,593	738,535	885,296	(347,418)

Increase (decrease) in net assets
from operations	1,493,815	37,995	3,935,503	4,180,648	2,872,613	714,326

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	357,171	387,321	1,688,438	1,802,425	468,674	495,520
Benefit payments	(118,507)	(5,090)	(171,715)	(130,230)	(14,728)	(1,860)
Payments on termination	(313,101)	(257,342)	(1,444,913)	(1,904,084)	(635,514)	(615,596)
Loans - net	(23,037)	(42,790)	(36,478)	(10,687)	(61,507)	(103,178)
Policy maintenance charge	(235,149)	(245,682)	(1,250,690)	(1,282,519)	(596,655)	(592,273)
Transfers among the sub-accounts
and with the Fixed Account - net	(70,624)	(89,061)	(253,963)	(129,612)	(387,701)	515,650

Increase (decrease) in net assets
from policy transactions	(403,247)	(252,644)	(1,469,321)	(1,654,707)	(1,227,431)	(301,737)

INCREASE (DECREASE) IN NET ASSETS	1,090,568	(214,649)	2,466,182	2,525,941	1,645,182	412,589

NET ASSETS AT BEGINNING OF PERIOD	4,322,075	4,536,724	25,455,386	22,929,445	12,087,784	11,675,195

NET ASSETS AT END OF PERIOD	$5,412,643	$4,322,075	$27,921,568	$25,455,386	$13,732,966	$12,087,784

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	153,569	162,458	743,792	798,413	193,571	198,663
Units issued	4,127	10,932	9,004	19,613	9,429	24,754
Units redeemed	(16,457)	(19,821)	(49,602)	(74,234)	(26,747)	(29,846)
Units outstanding at end of period	141,239	153,569	703,194	743,792	176,253	193,571

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	T. Rowe Price		T. Rowe Price
	Equity Series, Inc.		International Series, Inc.		The Alger Portfolios
	Sub-Account		Sub-Account		Sub-Account

	T. Rowe Price		T. Rowe Price		Alger
	New America Growth		International Stock		Balanced Class I-2
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$3,107	$1,062	$48,495	$38,137	$9,781	$4,956
Net realized gains (losses)	395,363	154,768	231,645	153,631	5,498	2,282
Change in unrealized gains (losses)	476,559	(138,542)	723,267	(115,338)	27,142	12,523

Increase (decrease) in net assets
from operations	875,029	17,288	1,003,407	76,430	42,421	19,761

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	157,958	158,453	254,617	272,078	99,014	85,191
Benefit payments	—	(12,752)	—	(618)	(984)	—
Payments on termination	(135,340)	(110,861)	(233,803)	(137,374)	(25,917)	(17,251)
Loans - net	(2,346)	(31,421)	(20,522)	(11,998)	(106)	(485)
Policy maintenance charge	(125,952)	(122,341)	(231,359)	(213,443)	(54,689)	(46,538)
Transfers among the sub-accounts
and with the Fixed Account - net	(128,710)	(243,269)	302,364	69,980	33,149	869

Increase (decrease) in net assets
from policy transactions	(234,390)	(362,191)	71,297	(21,375)	50,467	21,786

INCREASE (DECREASE) IN NET ASSETS	640,639	(344,903)	1,074,704	55,055	92,888	41,547

NET ASSETS AT BEGINNING OF PERIOD	2,614,159	2,959,062	3,578,626	3,523,571	265,615	224,068

NET ASSETS AT END OF PERIOD	$3,254,798	$2,614,159	$4,653,330	$3,578,626	$358,503	$265,615

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	92,444	106,009	194,355	195,436	17,747	16,245
Units issued	3,936	2,678	19,955	22,768	4,625	2,873
Units redeemed	(10,758)	(16,243)	(16,688)	(23,849)	(1,624)	(1,371)
Units outstanding at end of period	85,622	92,444	197,622	194,355	20,748	17,747

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	The Alger Portfolios		The Alger Portfolios		The Alger Portfolios
	Sub-Account		Sub-Account		Sub-Account

	Alger		Alger		Alger
	Capital		Income and		Large Cap
	Appreciation Class I-2		Growth Class I-2		Growth Class I-2
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$40,567	$39,852	$89,187	$97,742	$—	$—
Net realized gains (losses)	2,175,928	487,623	240,487	157,213	1,517,082	167,431
Change in unrealized gains (losses)	4,224,578	(441,748)	795,554	264,437	1,665,250	(279,660)

Increase (decrease) in net assets
from operations	6,441,073	85,727	1,125,228	519,392	3,182,332	(112,229)

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	2,418,126	2,084,166	308,010	327,378	1,009,947	1,022,186
Benefit payments	(26,534)	(21,705)	(2,240)	(17,745)	(50,573)	(13,978)
Payments on termination	(1,460,275)	(1,000,009)	(418,250)	(191,783)	(733,362)	(683,722)
Loans - net	(102,740)	(106,255)	(1,549)	(52,855)	(4,203)	(112,951)
Policy maintenance charge	(1,453,808)	(1,367,382)	(307,313)	(307,396)	(752,109)	(753,567)
Transfers among the sub-accounts
and with the Fixed Account - net	(251,767)	(336,780)	(67,449)	(82,149)	(158,409)	(70,897)

Increase (decrease) in net assets
from policy transactions	(876,998)	(747,965)	(488,791)	(324,550)	(688,709)	(612,929)

INCREASE (DECREASE) IN NET ASSETS	5,564,075	(662,238)	636,437	194,842	2,493,623	(725,158)

NET ASSETS AT BEGINNING OF PERIOD	21,102,283	21,764,521	5,550,487	5,355,645	11,409,077	12,134,235

NET ASSETS AT END OF PERIOD	$26,666,358	$21,102,283	$6,186,924	$5,550,487	$13,902,700	$11,409,077

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	516,393	522,567	189,682	201,770	482,385	506,929
Units issued	34,308	30,689	2,793	5,334	17,579	15,446
Units redeemed	(35,561)	(36,863)	(18,199)	(17,422)	(41,730)	(39,990)
Units outstanding at end of period	515,140	516,393	174,276	189,682	458,234	482,385

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	The Alger Portfolios		The Alger Portfolios		VanEck VIP Trust*
	Sub-Account		Sub-Account		Sub-Account

	Alger		Alger		VanEck
	MidCap		SmallCap		VIP Emerging
	Growth Class I-2		Growth Class I-2		Markets Fund Initial Class*
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$—	$—	$—	$—	$20,581	$18,747
Net realized gains (losses)	1,252,736	308,001	(121,208)	608,686	7,759	(71,332)
Change in unrealized gains (losses)	5,354,995	(127,695)	1,720,138	(277,129)	1,922,068	68,347

Increase (decrease) in net assets
from operations	6,607,731	180,306	1,598,930	331,557	1,950,408	15,762

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	2,043,475	2,124,303	325,849	337,534	444,452	472,942
Benefit payments	(59,466)	(78,331)	(26,383)	(2,150)	(12,011)	(3,869)
Payments on termination	(1,676,086)	(1,425,005)	(323,526)	(236,787)	(313,729)	(202,067)
Loans - net	(15,112)	(105,369)	(50,822)	(82,665)	(19,796)	(25,642)
Policy maintenance charge	(1,411,246)	(1,410,141)	(312,984)	(312,404)	(243,776)	(247,286)
Transfers among the sub-accounts
and with the Fixed Account - net	(501,241)	(313,530)	(186,378)	(269,622)	(209,436)	(171,659)

Increase (decrease) in net assets
from policy transactions	(1,619,676)	(1,208,073)	(574,244)	(566,094)	(354,296)	(177,581)

INCREASE (DECREASE) IN NET ASSETS	4,988,055	(1,027,767)	1,024,686	(234,537)	1,596,112	(161,819)

NET ASSETS AT BEGINNING OF PERIOD	22,841,706	23,869,473	5,852,236	6,086,773	3,942,228	4,104,047

NET ASSETS AT END OF PERIOD	$27,829,761	$22,841,706	$6,876,922	$5,852,236	$5,538,340	$3,942,228

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	706,546	735,605	236,649	261,488	138,518	144,351
Units issued	16,791	25,753	5,777	6,465	4,019	8,494
Units redeemed	(53,560)	(54,812)	(26,407)	(31,304)	(13,690)	(14,327)
Units outstanding at end of period	669,777	706,546	216,019	236,649	128,847	138,518

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2017.

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	VanEck VIP Trust*		Wells Fargo Variable Trust		Wells Fargo Variable Trust
	Sub-Account		Sub-Account		Sub-Account

	VanEck
	VIP Global		Wells Fargo VT		Wells Fargo VT
	Hard Assets Fund Initial Class*		Advantage Discovery		Advantage Opportunity
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$—	$11,122	$—	$—	$51,180	$137,993
Net realized gains (losses)	(65,521)	(122,306)	480,401	519,881	735,698	776,525
Change in unrealized gains (losses)	23,614	1,169,813	1,029,171	(120,820)	623,199	(120,613)

Increase (decrease) in net assets
from operations	(41,907)	1,058,629	1,509,572	399,061	1,410,077	793,905

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Deposits	383,064	401,343	280,800	303,619	417,495	406,818
Benefit payments	(10,134)	(5,116)	(11,059)	(84,884)	(46,136)	(64,276)
Payments on termination	(128,090)	(191,821)	(421,138)	(206,089)	(342,586)	(289,354)
Loans - net	(8,147)	(50,755)	3,494	(29,135)	(17,178)	(66,110)
Policy maintenance charge	(175,642)	(194,947)	(279,769)	(295,914)	(462,484)	(458,132)
Transfers among the sub-accounts
and with the Fixed Account - net	(54,563)	(196)	(113,381)	(284,967)	(23,172)	(43,816)

Increase (decrease) in net assets
from policy transactions	6,488	(41,492)	(541,053)	(597,370)	(474,061)	(514,870)

INCREASE (DECREASE) IN NET ASSETS	(35,419)	1,017,137	968,519	(198,309)	936,016	279,035

NET ASSETS AT BEGINNING OF PERIOD	3,354,304	2,337,167	5,422,670	5,620,979	7,130,702	6,851,667

NET ASSETS AT END OF PERIOD	$3,318,885	$3,354,304	$6,391,189	$5,422,670	$8,066,718	$7,130,702

ACCUMULATION UNITS OUTSTANDING
Units outstanding at beginning of
period	119,444	119,602	174,275	194,459	285,092	307,434
Units issued	11,288	15,556	2,623	3,947	5,628	3,676
Units redeemed	(10,506)	(15,714)	(17,831)	(24,131)	(22,935)	(26,018)
Units outstanding at end of period	120,226	119,444	159,067	174,275	267,785	285,092

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2017.

See notes to financial statements.

81

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

1.Organization
Lincoln Benefit Life Variable Life Account (the “Account”), a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, is a Separate Account of Lincoln Benefit Life Company (“Lincoln Benefit”). The assets of the Account are legally segregated from those of Lincoln Benefit. These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).
On October 2, 2017, LBL HoldCo, Inc., the indirect parent of Lincoln Benefit, announced that a definitive agreement had been entered into for the acquisition of LBL HoldCo, Inc. and subsidiaries (including Lincoln Benefit) by an affiliate of Global Bankers Insurance Group. The transaction is expected to close in 2018, subject to receipt of appropriate regulatory approvals and satisfaction of other customary closing conditions.
The assets within the Account are legally segregated from each other into sub-accounts (the “sub-accounts”). Lincoln Benefit issued six life insurance products: the Investor’s Select, the Consultant, the Consultant SL, the Consultant Protector, the Consultant Accumulator, and the Total Accumulator (collectively the “Policies”), the deposits of which are invested at the direction of the policyholders in the sub-accounts that comprise the Account. All of the Policies, are closed to new policyholders, but continue to accept deposits from existing policyholders. Absent any policy provisions wherein Lincoln Benefit contractually guarantees a specified death benefit, variable life policyholders bear the investment risk that the sub-accounts may not meet their stated investment objectives. The sub-account names listed below correspond to the mutual fund portfolios (Fund or Funds) in which they invest:
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)*
Invesco V.I. American Franchise
Invesco V.I. American Value
Invesco V.I. Core Equity
Invesco V.I. Government Securities
Invesco V.I. Growth and Income Fund Series I
Invesco V.I. Growth and Income Fund Series II*
Invesco V.I. High Yield
Invesco V.I. Mid Cap Core Equity
Invesco V.I. Mid Cap Growth Fund Series II*
Invesco V.I. Value Opportunity
AllianceBernstein
VPS Growth and Income Class A
VPS International Growth Class A
VPS International Value Class A
VPS Small Cap Growth Class A
VPS Small/Mid Cap Value Class A
Alps Variable Investments Trust*
Morningstar Aggressive Growth ETF Asset Allocation Portfolio Class I
Morningstar Balanced ETF Asset Allocation Portfolio Class I
Morningstar Conservative ETF Asset Allocation Portfolio Class I
Morningstar Growth ETF Asset Allocation Portfolio Class I
Alps Variable Investments Trust (continued)*
Morningstar Income and Growth ETF Asset Allocation Portfolio Class I

Deutsche Investments Variable Insurance Trust
Deutsche Equity 500 Index VIP Class A
Deutsche Small Cap Index VIP Class A
Deutsche Variable Series I
Deutsche Bond VIP Class A
Deutsche Core Equity VIP Class A
Deutsche CROCI® International VIP Class A*
Deutsche Global Small Cap VIP Class A
Deutsche Variable Series II
Deutsche Global Income Builder VIP Class A
Federated Insurance Series
Federated Fund for U.S. Government
Securities II
Federated High Income Bond Fund II
Federated Managed Volatility Fund II
Fidelity Variable Insurance Products Fund
VIP Asset Manager
VIP Contrafund
VIP Emerging Markets
VIP Equity-Income
VIP Government Money Market Portfolio
Initial Class*
VIP Growth
VIP Growth & Income
VIP High Income
VIP Index 500
VIP Index 500 - Service Class
VIP Investment Grade Bond
VIP Mid Cap

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

1.Organization (continued)
Fidelity Variable Insurance Products Fund (continued)
VIP Overseas
VIP Real Estate
VIP Value Strategies
Franklin Templeton Investments
Franklin High Income VIP Fund Class 1*
Franklin Income VIP Fund Class 1
Franklin Mutual Global Discovery VIP Fund Class 1
Franklin Mutual Shares VIP Fund Class 1
Franklin Small Cap Value VIP Fund Class 1
Franklin Small-Mid Cap Growth VIP Fund
Class 1
Franklin Strategic Income VIP Fund Class 1
Franklin U.S. Government Securities
VIP Fund Class 1
Templeton Global Bond VIP Fund Class 1
Janus Aspen Series
Janus Henderson Balanced Portfolio
Institutional Shares*
Janus Henderson Balanced Portfolio
Service Shares*
Janus Henderson Enterprise Portfolio Institutional Shares*
Janus Henderson Flexible Bond Portfolio Institutional Shares*
Janus Henderson Forty Portfolio
Institutional Shares*
Janus Henderson Global Research Portfolio Institutional Shares*
Janus Henderson Global Research Portfolio Service Shares*
Janus Henderson Global Technology Portfolio Institutional Shares*
Janus Henderson Mid Cap Value Portfolio Institutional Shares*
Janus Henderson Mid Cap Value Portfolio Service Shares*
Janus Henderson Overseas Portfolio
Institutional Shares*
Janus Henderson Overseas Portfolio
Service Shares*
Janus Henderson Research Portfolio
Institutional Shares*
Lazard Retirement Series, Inc.
Emerging Markets Equity
Legg Mason Partners Variable Portfolios I, Inc.
ClearBridge Variable Large Cap Value Portfolio Class I

Legg Mason Partners Variable Portfolios I, Inc. (continued)
Western Asset Variable Global High Yield Bond Portfolio Class I
MFS Variable Insurance Trust
MFS Growth
MFS High Yield Portfolio
MFS Investors Trust
MFS Mass Investors Growth Stock Series -
Initial Class
MFS New Discovery
MFS Research
MFS Total Return
MFS Utilities
MFS Value
MFS Variable Insurance Trust (Service Class)
MFS New Discovery Series (Service Class)
Morgan Stanley Variable Insurance Fund, Inc.*
Morgan Stanley VIF Emerging Markets Portfolio
Class I*
Morgan Stanley VIF Growth Portfolio Class I*
Morgan Stanley VIF U.S. Real Estate Portfolio Class I*
Oppenheimer Variable Account Funds
Oppenheimer Conservative Balance Fund
Oppenheimer Discovery MidCap Growth
Oppenheimer Equity Income*
Oppenheimer Global
Oppenheimer Global Fund/VA Service Shares*
Oppenheimer Global Strategic Income
Oppenheimer International Growth Fund/VA*
Oppenheimer International Growth Fund/VA Service Shares*
Oppenheimer Main Street*
Oppenheimer Main Street Small Cap
Oppenheimer Main Street Small Cap Fund®/VA Service Shares*
Oppenheimer Total Return Bond Fund/VA*
PIMCO Variable Insurance Trust
Foreign Bond
PIMCO Real Return
PIMCO Total Return
Putnam Variable Trust
VT International Value Fund
Putnam Variable Trust (Class IA)
VT High Yield (Class IA)
VT International Value Fund (Class IA)
Rydex Variable Trust
Guggenheim VT U.S. Long Short Equity Fund

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

1.Organization (continued)
T. Rowe Price Equity Series, Inc.
T. Rowe Price Blue Chip Growth
T. Rowe Price Equity Income
T. Rowe Price Mid-Cap Growth
T. Rowe Price New America Growth
T. Rowe Price International Series, Inc.
T. Rowe Price International Stock
The Alger Portfolios
Alger Balanced Class I-2
Alger Capital Appreciation Class I-2
Alger Income and Growth Class I-2
Alger Large Cap Growth Class I-2

The Alger Portfolios (continued)
Alger MidCap Growth Class I-2
Alger SmallCap Growth Class I-2
VanEck VIP Trust*
VanEck VIP Emerging Markets Fund Initial Class*
VanEck VIP Global Hard Assets Fund Initial Class*
Wells Fargo Variable Trust
Wells Fargo VT Advantage Discovery
Wells Fargo VT Advantage Opportunity

*See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2017.
The net assets are affected by the investment results of each Fund, transactions by policyholders and certain contract expenses (see Note 5). Policyholders’ interests consist of accumulation units of the sub-account. The accompanying financial statements include only policyholders’ purchase payments applicable to the variable portions of their policies and exclude any purchase payments directed by the policyholder to the "Fixed Account" in which the policyholders’ deposits are included in the Lincoln Benefit general account assets and earn a fixed rate of return.
A policyholder may choose from among a number of different underlying Fund options. The underlying Funds are not available to the general public directly. These Funds are available as investment options in variable annuity contracts or variable life insurance policies issued by life insurance companies, or in certain cases, through participation in certain qualified pension or retirement plans.
Some of these underlying Funds have been established by investment advisers that manage publicly traded mutual funds that have similar names and investment objectives. While some of the underlying Funds may be similar to and may in fact be modeled after publicly traded mutual funds, the underlying Funds are not otherwise directly related to any publicly traded mutual funds. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying Funds may differ substantially.
2. Portfolio changes
The operations of the following sub-accounts were affected by the following changes that occurred during the year ended December 31, 2017:
The following sub-accounts were closed during the year ended December 31, 2017:

•	Franklin High Income VIP Fund Class 1 (Sub-account ceased operations on April 28, 2017)

•	Oppenheimer Equity Income (Sub-account ceased operations on April 28, 2017)
The following sub-account was opened during the year ended December 31, 2017:

•	Oppenheimer Main Street (Sub-account become available for investments on April 28, 2017)
The following sub-accounts had name changes during the year ended December 31, 2017:

Former Fund manager and/or Fund name:	New Fund manager and/or Fund name:
Deutsche Variable Series I
Deutsche International VIP Class A	Deutsche CROCI® International VIP Class A
Fidelity Variable Insurance Products Fund
VIP Money Market	VIP Government Money Market Portfolio Initial Class
Ibbotson Fund	Alps Variable Investments Trust
Invesco Funds	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco Funds (Class II)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco V.I. Growth and Income	Invesco V.I. Growth and Income Fund Series II
Invesco V.I. Mid Cap Growth	Invesco V.I. Mid Cap Growth Fund Series II

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

2. Portfolio changes (continued)

Former Fund manager and/or Fund name:	New Fund manager and/or Fund name:
Janus Aspen Series
Balanced	Janus Henderson Balanced Portfolio Institutional Shares
Enterprise	Janus Henderson Enterprise Portfolio Institutional Shares
Flexible Bond	Janus Henderson Flexible Bond Portfolio Institutional Shares
Forty Portfolio	Janus Henderson Forty Portfolio Institutional Shares
Global Research	Janus Henderson Global Research Portfolio Institutional Shares
Global Technology	Janus Henderson Global Technology Portfolio Institutional Shares
Janus Portfolio	Janus Henderson Research Portfolio Institutional Shares
Mid Cap Value	Janus Henderson Mid Cap Value Portfolio Institutional Shares
Overseas	Janus Henderson Overseas Portfolio Institutional Shares
Janus Aspen Series (Service Shares)	Janus Aspen Series
Balanced (Service Shares)	Janus Henderson Balanced Portfolio Service Shares
Global Research (Service Shares)	Janus Henderson Global Research Portfolio Service Shares
Mid Cap Value (Service Shares)	Janus Henderson Mid Cap Value Portfolio Service Shares
Overseas (Service Shares)	Janus Henderson Overseas Portfolio Service Shares
Oppenheimer Variable Account Funds
Oppenheimer International Growth	Oppenheimer International Growth Fund/VA
Oppenheimer Core Bond	Oppenheimer Total Return Bond Fund/VA
Oppenheimer Variable Account Funds (SS)	Oppenheimer Variable Account Funds
Oppenheimer Global (SS)	Oppenheimer Global Fund/VA Service Shares
Oppenheimer International Growth (SS)	Oppenheimer International Growth Fund/VA Service Shares
Oppenheimer Main Street Small Cap (SS)	Oppenheimer Main Street Small Cap Fund®/VA Service Shares
The Universal Institutional Funds, Inc.	Morgan Stanley Variable Insurance Fund, Inc.
Morgan Stanley UIF Emerging Markets Class I	Morgan Stanley VIF Emerging Markets Portfolio Class I
Morgan Stanley UIF Growth Class I	Morgan Stanley VIF Growth Portfolio Class I
Morgan Stanley UIF U.S. Real Estate Class I	Morgan Stanley VIF U.S. Real Estate Portfolio Class I
Van Eck Worldwide Insurance Trust	VanEck VIP Trust
Van Eck Worldwide Emerging Markets	VanEck VIP Emerging Markets Fund Initial Class
Van Eck Worldwide Hard Assets	VanEck VIP Global Hard Assets Fund Initial Class
3.    Summary of Significant Accounting Policies
The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of GAAP.
Investments - Investments consist of shares of the Funds and are stated at fair value based on the reported net asset values of each corresponding Fund, which in turn value their investment securities at fair value. The difference between cost and fair value of shares owned on the day of measurement is recorded as unrealized gain or loss on investments.
Dividends - Dividends declared by the Funds are recognized on the ex-dividend date.
Net Realized Gains and Losses - Net realized gains and losses on Fund shares represent the difference between the proceeds from sales of shares of the Funds by the sub-accounts and the cost of such shares, which is determined on a weighted average basis, and realized gains distributions received from the underlying Funds. Transactions are recorded on a trade date basis. Distributions of net realized gains are recorded on the Funds’ ex-distribution date.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

3.    Summary of Significant Accounting Policies (continued)
Federal Income Taxes - The Account intends to qualify as a segregated asset account as defined by the Internal Revenue Code of 1986 (“Code”). In order to qualify as a segregated asset account, each sub-account is required to satisfy the diversification requirements of Section 817(h) of the Code. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either the statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.
The operations of the Account are included in the tax return of Lincoln Benefit. Lincoln Benefit is taxed as a life insurance company under the Code. No income taxes are allocable to the Account. The Account had no liability for unrecognized tax benefits as of December 31, 2017. The Account believes that it is reasonably possible that the liability balance will not significantly increase within the next twelve months. No amounts have been accrued for interest or penalties related to unrecognized tax benefits. On December 22, 2017, President Trump signed the Tax Cuts and Jobs Act into legislation, which made significant changes to the Code. However, the enactment of this legislation did not have an impact on income taxes allocable to the Account.
Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported at the date the financial statements and the reported amounts of increases and decreases in net assets resulting from operations and the accompanying notes. Actual results could differ from those estimates.
4.    Fair Value Measurements
Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The hierarchy for inputs used in determining fair value maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that observable inputs be used when available. Assets recorded on the Statements of Net Assets at fair value are categorized in the fair value hierarchy based on the observability of inputs to the valuation techniques as follows:

Level 1:	Assets whose values are based on unadjusted quoted prices for identical assets in an active market that the Account can access.
Level 2:    Assets whose values are based on the following:
(a) Quoted prices for similar assets in active markets;
(b) Quoted prices for identical or similar assets in markets that are not active; or
(c) Valuation models whose inputs are observable, directly or indirectly, for substantially the full term of the asset.

Level 3:
Assets whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Unobservable inputs reflect the Account’s estimates of the assumptions that market participants would use in valuing the assets.

In determining fair value, the Account uses the market approach which generally utilizes market transaction data for the same or similar instruments. All investments during the reporting period consist of shares of the Funds that have daily quoted net asset values for identical assets that the sub-account can access and are categorized as Level 1. Net asset values for these actively traded Funds are obtained daily from the Funds’ managers. The Account’s policy is to recognize transfers of securities among the levels at the beginning of the reporting period. During the year ended December 31, 2017, there were no transfers between fair value levels.
5.    Expenses
Surrender charge - In the event the policy is surrendered, a withdrawal charge may be imposed. The charge is assessed if the policy is surrendered during a specified time, which ranges from the first 9 years to the first 12 years depending upon the policy, and varies based upon several variables including the policyholder’s age and account value at the time of surrender. The charge ranges from $2.27 to $56.58 per $1,000 of face amount. These amounts are included in payments on terminations and reported on the Statements of Changes in Net Assets.
Monthly Deductions - On each monthly deduction day (the same day in each month as the Issue Date, or the last day of the month if a month does not have that day), Lincoln Benefit will deduct from the policy value an amount to cover certain charges and expenses incurred in connection with the policy. The monthly deduction is intended to compensate Lincoln Benefit for expenses incurred in connection with the cost of insurance, mortality and expense risk

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

5.    Expenses (continued)
charges, administrative expense charges, and policy fees. The table below describes the deductions for each product. All deductions are made monthly unless otherwise noted below.

Product	Cost of insurance	Administrative expense charge (per $1,000 initial face amount)	Policy fee	Mortality and expense risk charge(as a % of total monthly sub-account value)
Investor’s Select	Varies	Years 1 - 12: .20% of policy value; 0% thereafter (deducted annually)	$5.00	Annual rate 0.70% (deducted daily)
Consultant SL	Varies	Years 1 - 7: $1.44; $0 thereafter	$7.50	Years 1 - 14: 0.72%; 0.36% thereafter
Consultant	Varies	N/A	$7.50	Years 1 - 14: 0.72%; 0.36% thereafter
Consultant Protector	Varies	Annual rate: Years 1 - 20: 0.3504%; 0.1992% thereafter	$10	Annual rate years 1 - 14: 0.55%; 0.15% thereafter
Consultant Accumulator	Varies	Minimum $0.25 Maximum $2.50	$10	Annual rate years 1-10: 0.55%; 0.15% thereafter
Total Accumulator	Varies	$0.09 per $1,000 on the first $100,000	$15	Monthly rate years 1-10: 0.058%; 0.024% thereafter
Cost of Insurance - On all policies, Lincoln Benefit charges each policyholder monthly for cost of insurance. The cost of insurance is determined based upon several variables, including the policyholder’s death benefit amount and account value. The cost of insurance is recognized as redemption of units, and is included in policy maintenance charge reported on the Statements of Changes in Net Assets.
Administrative Expense Charge - Lincoln Benefit deducts an administrative expense charge on a monthly or annual basis to cover expenses incurred in evaluating the insured person’s risk, issuing the policy, and sales expenses. The administrative expense charge is recognized as redemption of units, and is included in policy maintenance charge reported on the Statements of Changes in Net Assets.
Policy Fee - On all policies, Lincoln Benefit deducts a policy fee on a monthly basis to cover expenses such as salaries, postage and periodic reports. The policy fee is recognized as redemption of units, and is included in policy maintenance charge reported on the Statements of Changes in Net Assets.
Mortality and Expense Risk Charge - The mortality and expense risk charge covers insurance benefits available with the policies and certain expenses of the policies. It also covers the risk that the current charges will not be sufficient in the future to cover the cost of administering the policies. The mortality and expense risk charge for the Investor’s Select product is recognized as a reduction in the accumulated unit value, reported on the Statement of Operations, while the mortality and expense risk charge for Consultant, Consultant SL, Consultant Protector, Consultant Accumulator and Total Accumulator products are recognized as redemption of units, and are included in policy maintenance charge reported on the Statements of Changes in Net Assets.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

6.    Purchases of Investments
The cost of purchases of investments for the year ended December 31, 2017 were as follows:

Fund Manager	Sub-Account	Purchases
AIM Variable Insurance Funds (Invesco	Invesco V.I. American Franchise	$224,766
Variable Insurance Funds)*	Invesco V.I. American Value	653,362
	Invesco V.I. Core Equity	77,259
	Invesco V.I. Government Securities	264,391
	Invesco V.I. Growth and Income Fund Series I	552,844
	Invesco V.I. Growth and Income Fund Series II*	659,978
	Invesco V.I. High Yield	37,832
	Invesco V.I. Mid Cap Core Equity	151,336
	Invesco V.I. Mid Cap Growth Fund Series II*	701,023
	Invesco V.I. Value Opportunity	322,966
AllianceBernstein	VPS Growth and Income Class A	120,130
	VPS International Growth Class A	106,991
	VPS International Value Class A	71,686
	VPS Small Cap Growth Class A	117,413
	VPS Small/Mid Cap Value Class A	202,346
Alps Variable Investments Trust*	Morningstar Aggressive Growth ETF Asset Allocation Portfolio Class I	2,070,291
	Morningstar Balanced ETF Asset Allocation Portfolio Class I	2,304,126
	Morningstar Conservative ETF Asset Allocation Portfolio Class I	336,908
	Morningstar Growth ETF Asset Allocation Portfolio Class I	3,419,338
	Morningstar Income and Growth ETF Asset Allocation Portfolio Class I	518,207
Deutsche Investments Variable Insurance	Deutsche Equity 500 Index VIP Class A	312,398
Trust	Deutsche Small Cap Index VIP Class A	133,481
Deutsche Variable Series I	Deutsche Bond VIP Class A	496,756
	Deutsche Core Equity VIP Class A	246,026
	Deutsche CROCI® International VIP Class A*	185,139
	Deutsche Global Small Cap VIP Class A	469,135
Deutsche Variable Series II	Deutsche Global Income Builder VIP Class A	346,639
Federated Insurance Series	Federated Fund for U.S. Government Securities II	636,166
	Federated High Income Bond Fund II	913,712
	Federated Managed Volatility Fund II	191,637
* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2017.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

6.    Purchases of Investments (continued)

Fund Manager	Sub-Account	Purchases
Fidelity Variable Insurance Products Fund	VIP Asset Manager	1,426,601
	VIP Contrafund	6,449,332
	VIP Emerging Markets	116,995
	VIP Equity-Income	2,437,074
	VIP Government Money Market Portfolio Initial Class*	5,927,063
	VIP Growth	4,566,961
	VIP Growth & Income	230,794
	VIP High Income	152,935
	VIP Index 500	2,694,364
	VIP Index 500 - Service Class	1,561,160
	VIP Investment Grade Bond	823,618
	VIP Mid Cap	661,550
	VIP Overseas	1,056,574
	VIP Real Estate	483,933
	VIP Value Strategies	95,713
Franklin Templeton Investments	Franklin High Income VIP Fund Class 1*	205,218
	Franklin Income VIP Fund Class 1	173,679
	Franklin Mutual Global Discovery VIP Fund Class 1	242,441
	Franklin Mutual Shares VIP Fund Class 1	91,120
	Franklin Small Cap Value VIP Fund Class 1	262,495
	Franklin Small-Mid Cap Growth VIP Fund Class 1	358,417
	Franklin Strategic Income VIP Fund Class 1	99,499
	Franklin U.S. Government Securities VIP Fund Class 1	86,709
	Templeton Global Bond VIP Fund Class 1	222,370
Janus Aspen Series	Janus Henderson Balanced Portfolio Institutional Shares*	1,639,667
	Janus Henderson Balanced Portfolio Service Shares*	282,828
	Janus Henderson Enterprise Portfolio Institutional Shares*	3,422,489
	Janus Henderson Flexible Bond Portfolio Institutional Shares*	677,274
	Janus Henderson Forty Portfolio Institutional Shares*	907,120
	Janus Henderson Global Research Portfolio Institutional Shares*	673,680
	Janus Henderson Global Research Portfolio Service Shares*	54,201
* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2017.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

6. Purchases of Investments (continued)
Fund Manager	Sub-Account	Purchases
Janus Aspen Series	Janus Henderson Global Technology Portfolio Institutional Shares*	252,089
	Janus Henderson Mid Cap Value Portfolio Institutional Shares*	97,180
	Janus Henderson Mid Cap Value Portfolio Service Shares*	427,002
	Janus Henderson Overseas Portfolio Institutional Shares*	126,848
	Janus Henderson Overseas Portfolio Service Shares*	455,030
	Janus Henderson Research Portfolio Institutional Shares*	779,978
Lazard Retirement Series, Inc.	Emerging Markets Equity	109,635
Legg Mason Partners Variable Portfolios I, Inc.	ClearBridge Variable Large Cap Value Portfolio Class I	1,146,504
	Western Asset Variable Global High Yield Bond Portfolio Class I	240,332
MFS Variable Insurance Trust	MFS Growth	609,705
	MFS High Yield Portfolio	140,579
	MFS Investors Trust	324,449
	MFS Mass Investors Growth Stock Series - Initial Class	89,229
	MFS New Discovery	282,334
	MFS Research	377,427
	MFS Total Return	903,599
	MFS Utilities	260,824
	MFS Value	298,153
MFS Variable Insurance Trust (Service Class)	MFS New Discovery Series (Service Class)	42,485
Morgan Stanley Variable Insurance Fund, Inc.*	Morgan Stanley VIF Emerging Markets Portfolio Class I*	67,521
	Morgan Stanley VIF Growth Portfolio Class I*	526,207
	Morgan Stanley VIF U.S. Real Estate Portfolio Class I*	422,872
Oppenheimer Variable Account Funds	Oppenheimer Conservative Balance Fund	70,774
	Oppenheimer Discovery MidCap Growth	307,244
	Oppenheimer Equity Income*	57,522
	Oppenheimer Global	151,553
	Oppenheimer Global Fund/VA Service Shares*	378,366
	Oppenheimer Global Strategic Income	88,565
	Oppenheimer International Growth Fund/VA*	235,599
	Oppenheimer International Growth Fund/VA Service Shares*	185,179
	Oppenheimer Main Street*	560,645
	Oppenheimer Main Street Small Cap	1,165,972
* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2017.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

6. Purchases of Investments (continued)
Fund Manager	Sub-Account	Purchases
Oppenheimer Variable Account Funds (continued)	Oppenheimer Main Street Small Cap Fund®/VA Service Shares*	1,693,612
	Oppenheimer Total Return Bond Fund/VA*	49,970
PIMCO Variable Insurance Trust	Foreign Bond	382,825
	PIMCO Real Return	360,061
	PIMCO Total Return	1,068,621
Putnam Variable Trust	VT International Value Fund	187,939
Putnam Variable Trust (Class IA)	VT High Yield (Class IA)	119,794
	VT International Value Fund (Class IA)	60,729
Rydex Variable Trust	Guggenheim VT U.S. Long Short Equity Fund	73,311
T. Rowe Price Equity Series, Inc.	T. Rowe Price Blue Chip Growth	219,975
	T. Rowe Price Equity Income	3,548,074
	T. Rowe Price Mid-Cap Growth	2,284,280
	T. Rowe Price New America Growth	463,884
T. Rowe Price International Series, Inc.	T. Rowe Price International Stock	680,752
The Alger Portfolios	Alger Balanced Class I-2	86,396
	Alger Capital Appreciation Class I-2	2,691,969
	Alger Income and Growth Class I-2	213,309
	Alger Large Cap Growth Class I-2	1,697,991
	Alger MidCap Growth Class I-2	1,073,652
	Alger SmallCap Growth Class I-2	185,594
VanEck VIP Trust*	VanEck VIP Emerging Markets Fund Initial Class*	181,348
	VanEck VIP Global Hard Assets Fund Initial Class*	309,189
Wells Fargo Variable Trust	Wells Fargo VT Advantage Discovery	435,553
	Wells Fargo VT Advantage Opportunity	857,097
* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2017.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

7.    Financial Highlights
A summary of accumulation units outstanding, accumulation unit values, net assets, net investment income ratios, and total return ratios by sub-accounts is presented below for each of the five years in the period ended December 31, 2017.
Items in the following table are notated as follows:
*Investment Income Ratio - These amounts represent dividends, excluding realized gain distributions, received by the sub-account from the underlying Fund, net of management fees assessed by the Fund manager, divided by the average net assets. These ratios exclude those expenses that result in a reduction in the accumulation unit values or redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Fund in which the sub-account invests. The investment income ratio for each product may differ due to the timing of policy transactions.
Sub-accounts with a date notation indicate the effective date of that investment option in the Account. Consistent with the total return, investment income ratio is calculated for the period or from the effective date through the end of the reporting period. The investment income ratio for closed sub-accounts is calculated from the beginning of period, or from the effective date, through the last day the sub-account was open. The investment income ratio is reported at zero when no dividend is received in the Sub-Account during the period or the net asset value at the end of the period is zero.
**Expense Ratio - These amounts represent the annualized policy expenses of the sub-account, consisting of mortality and expense risk charges for each period indicated. The ratios include only those expenses that result in a reduction in the accumulation unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying Fund have been excluded.
*** Total Return - These amounts represent the total return for the periods indicated, including changes in the value of the underlying Fund, and expenses assessed through the reduction in the accumulation unit values. The ratio does not include any expenses assessed through the redemption of units. The total return is calculated as the change in the accumulation unit value during the reporting period, or the effective period if less than the reporting period, divided by the beginning of period accumulation unit value or the accumulation unit value on the effective date.

	Investor's Select Policies
	At December 31,			For the year ended December 31,
	Accumulation Units (000s)	Accumulation Unit Value	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return***

	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) - Invesco V.I. American Value
2017	62	$30.54	$1,901	0.79%	0.70%	9.20%
2016	69	27.97	1,927	0.34	0.70	14.69
2015	75	24.39	1,831	0.32	0.70	-9.76
2014	83	27.02	2,235	0.45	0.70	8.99
2013	103	24.80	2,550	0.68	0.70	16.49

	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) - Invesco V.I. Growth and Income Fund - Series II
2017	68	28.65	1,950	1.25	0.70	13.24
2016	72	25.30	1,820	0.84	0.70	18.60
2015	79	21.33	1,679	2.52	0.70	-3.99
2014	86	22.22	1,912	1.47	0.70	9.20
2013	106	20.35	2,147	1.32	0.70	13.55

	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) - Invesco V.I. Mid Cap Growth Fund Series II
2017	29	27.40	789	0.00	0.70	21.29
2016	34	22.59	767	0.00	0.70	-0.13
2015	32	22.62	733	0.00	0.70	0.34
2014	33	22.54	747	0.00	0.70	6.94
2013	42	21.08	880	0.23	0.70	10.85

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

7.    Financial Highlights (continued)

	Investor's Select Policies (continued)
	At December 31,			For the year ended December 31,
	Accumulation Units (000s)	Accumulation Unit Value	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return***

	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) - Invesco V.I. Value Opportunity
2017	20	$18.72	$381	0.39%	0.70%	16.62%
2016	22	16.05	349	0.39	0.70	17.51
2015	24	13.66	334	2.74	0.70	-11.03
2014	25	15.35	381	1.37	0.70	5.88
2013	25	14.50	366	1.49	0.70	16.88

	Alps Variable Investments Trust - Morningstar Aggressive Growth ETF Asset Allocation Portfolio Class I
2017	12	24.86	289	1.51	0.70	19.34
2016	12	20.83	240	1.66	0.70	10.67
2015	4	18.82	82	1.58	0.70	-3.32
2014	4	19.47	83	1.25	0.70	4.01
2013	3	18.72	61	1.38	0.70	13.66

	Alps Variable Investments Trust - Morningstar Balanced ETF Asset Allocation Portfolio Class I
2017	35	20.02	691	1.93	0.70	12.86
2016	37	17.73	652	2.02	0.70	7.93
2015	51	16.43	846	1.71	0.70	-2.65
2014	54	16.88	917	1.38	0.70	4.06
2013	63	16.22	1,025	1.80	0.70	10.23

	Alps Variable Investments Trust - Morningstar Conservative ETF Asset Allocation Portfolio Class I
2017	2	14.05	30	2.14	0.70	5.71
2016	2	13.29	28	1.97	0.70	4.15
2015	2	12.76	30	1.56	0.70	-1.65
2014	2	12.97	30	1.24	0.70	2.38
2013	2	12.67	28	1.34	0.70	4.74

	Alps Variable Investments Trust - Morningstar Growth ETF Asset Allocation Portfolio Class I
2017	12	23.05	280	1.63	0.70	16.86
2016	9	19.72	176	1.80	0.70	9.12
2015	14	18.08	250	1.59	0.70	-2.90
2014	9	18.62	173	1.28	0.70	4.11
2013	9	17.88	154	1.58	0.70	12.45

	Alps Variable Investments Trust - Morningstar Income and Growth ETF Asset Allocation Portfolio Class I
2017	3	16.71	58	2.19	0.70	9.35
2016	3	15.28	52	2.14	0.70	5.99
2015	9	14.42	128	1.96	0.70	-2.21
2014	4	14.75	66	1.51	0.70	2.90
2013	5	14.33	71	1.86	0.70	7.42

	Deutsche Variable Series I - Deutsche Bond VIP Class A
2017	41	22.55	919	2.45	0.70	5.10
2016	47	21.46	1,005	5.43	0.70	5.19
2015	47	20.40	968	3.00	0.70	-0.99
2014	55	20.60	1,134	3.53	0.70	5.89
2013	56	19.46	1,094	3.58	0.70	7.02

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

7.    Financial Highlights (continued)

	Investor's Select Policies (continued)
	At December 31,			For the year ended December 31,
	Accumulation Units (000s)	Accumulation Unit Value	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return***

	Deutsche Variable Series II - Deutsche Global Income Builder VIP Class A
2017	20	$18.67	$386	2.96%	0.70%	15.73%
2016	18	16.13	289	4.15	0.70	6.07
2015	22	15.21	330	3.21	0.70	-2.13
2014	17	15.54	268	3.07	0.70	3.11
2013	18	15.07	278	2.07	0.70	12.19

	Federated Insurance Series - Federated Fund for U.S. Government Securities II
2017	43	23.66	1,009	2.34	0.70	1.22
2016	51	23.37	—	2.43	0.70	0.90
2015	53	23.17	—	2.70	0.70	-0.18
2014	57	23.21	—	2.80	0.70	3.89
2013	61	22.34	—	3.27	0.70	2.26

	Federated Insurance Series - Federated High Income Bond Fund II
2017	49	40.96	2,011	6.69	0.70	6.20
2016	52	38.57	2,015	6.03	0.70	14.02
2015	60	33.83	2,045	6.13	0.70	-3.25
2014	74	34.97	2,587	5.83	0.70	1.98
2013	87	34.29	2,967	6.72	0.70	13.90

	Federated Insurance Series - Federated Managed Volatility Fund II
2017	40	33.99	1,360	3.92	0.70	17.29
2016	41	28.98	1,200	4.70	0.70	6.94
2015	44	27.10	1,203	4.79	0.70	-8.20
2014	51	29.52	1,492	3.00	0.70	3.19
2013	49	28.60	1,408	2.90	0.70	12.76

	Fidelity Variable Insurance Products Fund - VIP Asset Manager
2017	123	36.11	4,428	1.88	0.70	13.31
2016	132	31.87	4,205	1.46	0.70	2.35
2015	141	31.14	4,400	1.60	0.70	-0.56
2014	153	31.31	4,796	1.52	0.70	5.09
2013	168	29.79	4,998	1.58	0.70	11.70

	Fidelity Variable Insurance Products Fund - VIP Contrafund
2017	298	66.30	19,720	1.01	0.70	21.03
2016	327	54.78	17,899	0.79	0.70	7.25
2015	351	51.08	17,950	1.04	0.70	-0.03
2014	380	51.09	19,391	0.95	0.70	11.16
2013	421	45.96	19,334	1.08	0.70	15.60

	Fidelity Variable Insurance Products Fund - VIP Equity-Income
2017	254	60.47	15,333	1.69	0.70	12.11
2016	285	53.94	15,347	2.26	0.70	17.20
2015	301	46.02	13,845	3.16	0.70	-4.63
2014	333	48.26	16,068	2.83	0.70	7.96
2013	369	44.70	16,483	2.55	0.70	16.49

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

7.    Financial Highlights (continued)

	Investor's Select Policies (continued)
	At December 31,			For the year ended December 31,
	Accumulation Units (000s)	Accumulation Unit Value	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return***

	Fidelity Variable Insurance Products Fund - VIP Government Money Market Portfolio Initial Class
2017	165	$15.81	$2,615	0.66%	0.70%	-0.03%
2016	186	15.82	2,937	0.20	0.70	-0.49
2015	242	15.89	3,853	0.03	0.70	-0.67
2014	248	16.00	3,961	0.01	0.70	-0.69
2013	269	16.11	4,339	0.03	0.70	-0.56

	Fidelity Variable Insurance Products Fund - VIP Growth
2017	302	66.40	20,075	0.22	0.70	34.19
2016	320	49.48	15,815	0.04	0.70	0.10
2015	344	49.43	16,994	0.26	0.70	6.43
2014	374	46.45	17,369	0.19	0.70	10.52
2013	400	42.02	16,812	0.29	0.70	13.89

	Fidelity Variable Insurance Products Fund - VIP Index 500
2017	179	29.98	5,356	1.79	0.70	20.87
2016	204	24.80	5,071	1.45	0.70	11.08
2015	230	22.33	5,141	1.97	0.70	0.63
2014	257	22.19	5,699	1.59	0.70	12.78
2013	331	19.67	6,512	1.98	0.70	15.10

	Fidelity Variable Insurance Products Fund - VIP Overseas
2017	116	30.30	3,527	1.45	0.70	29.38
2016	132	23.42	3,100	1.44	0.70	-5.72
2015	141	24.84	3,494	1.40	0.70	2.90
2014	143	24.14	3,446	1.33	0.70	-8.72
2013	156	26.45	4,128	1.35	0.70	19.90

	Janus Aspen Series - Janus Henderson Balanced Portfolio Institutional Shares
2017	165	76.55	12,632	1.60	0.70	17.61
2016	176	65.09	11,449	2.16	0.70	3.87
2015	196	62.66	12,286	1.88	0.70	-0.08
2014	211	62.71	13,203	1.75	0.70	7.75
2013	229	58.20	13,355	1.54	0.70	12.83

	Janus Aspen Series - Janus Henderson Enterprise Portfolio Institutional Shares
2017	201	92.21	18,569	0.26	0.70	26.53
2016	221	72.87	16,088	0.80	0.70	11.58
2015	240	65.31	15,639	0.89	0.70	3.30
2014	258	63.22	16,304	0.16	0.70	11.74
2013	284	56.58	16,079	0.52	0.70	16.47

	Janus Aspen Series - Janus Henderson Flexible Bond Portfolio Institutional Shares
2017	30	36.85	1,121	2.94	0.70	2.90
2016	33	35.81	1,190	2.67	0.70	1.75
2015	41	35.20	1,461	2.34	0.70	-0.48
2014	48	35.37	1,708	3.33	0.70	4.20
2013	47	33.94	1,600	2.41	0.70	7.58

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

7.    Financial Highlights (continued)

	Investor's Select Policies (continued)
	At December 31,			For the year ended December 31,
	Accumulation Units (000s)	Accumulation Unit Value	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return***

	Janus Aspen Series - Janus Henderson Forty Portfolio Institutional Shares
2017	11	$38.07	$431	0.00%	0.70%	29.41%
2016	14	29.42	401	0.81	0.70	1.48
2015	19	28.99	554	1.24	0.70	11.44
2014	16	26.01	422	0.15	0.70	7.97
2013	16	24.09	378	0.69	0.70	23.29

	Janus Aspen Series - Janus Henderson Global Research Portfolio Institutional Shares
2017	272	48.66	13,229	0.83	0.70	26.14
2016	291	38.57	11,216	1.06	0.70	1.36
2015	316	38.06	12,046	0.67	0.70	-2.97
2014	336	39.22	13,164	1.08	0.70	6.69
2013	368	36.76	13,527	1.21	0.70	19.24

	Janus Aspen Series - Janus Henderson Overseas Portfolio Service Shares
2017	73	8.48	615	1.66	0.70	29.89
2016	55	6.53	357	4.94	0.70	-7.36
2015	62	7.04	434	0.52	0.70	-9.44
2014	77	7.78	597	3.06	0.70	-12.71
2013	89	8.91	789	2.99	0.70	12.39

	Janus Aspen Series - Janus Henderson Research Portfolio Institutional Shares
2017	269	57.26	15,402	0.40	0.70	26.99
2016	287	45.09	12,948	0.53	0.70	-0.20
2015	314	45.18	14,169	0.65	0.70	4.61
2014	340	43.19	14,699	0.36	0.70	12.21
2013	367	38.49	14,136	0.78	0.70	17.76

	Legg Mason Partners Variable Portfolios I, Inc. - ClearBridge Variable Large Cap Value Portfolio Class I
2017	18	26.27	453	1.40	0.70	14.04
2016	18	23.04	425	1.62	0.70	12.21
2015	22	20.53	446	1.44	0.70	-3.55
2014	24	21.29	515	2.08	0.70	10.93
2013	34	19.19	646	1.75	0.70	15.69

	MFS Variable Insurance Trust (Service Class) - MFS New Discovery Series (Service Class)
2017	24	29.59	705	0.00	0.70	25.45
2016	27	23.59	629	0.00	0.70	8.04
2015	30	21.83	651	0.00	0.70	-2.83
2014	32	22.47	710	0.00	0.70	-8.14
2013	42	24.46	1,016	0.00	0.70	20.05

	Morgan Stanley Variable Insurance Fund, Inc. - Morgan Stanley VIF Growth Portfolio Class I
2017	24	41.52	993	0.00	0.70	42.15
2016	23	29.21	682	0.00	0.70	-2.32
2015	25	29.90	749	0.00	0.70	11.46
2014	27	26.83	722	0.00	0.70	5.62
2013	30	25.40	750	0.42	0.70	13.58

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

7.    Financial Highlights (continued)

	Investor's Select Policies
	At December 31,			For the year ended December 31,
	Accumulation Units (000s)	Accumulation Unit Value	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return**

	Oppenheimer Variable Account Funds - Oppenheimer International Growth Fund/VA Service Shares
2017	75	$27.52	$2,077	1.15%	0.70%	25.57%
2016	82	21.92	1,791	0.83	0.70	-3.39
2015	85	22.68	1,918	1.03	0.70	2.39
2014	84	22.16	1,861	0.96	0.70	-7.80
2013	94	24.03	2,260	1.09	0.70	20.83

	Oppenheimer Variable Account Funds - Oppenheimer Main Street Small Cap Fund®/VA Service Shares
2017	44	35.85	1,583	0.55	0.70	13.12
2016	57	31.69	1,800	0.24	0.70	16.85
2015	51	27.12	1,386	0.65	0.70	-6.75
2014	56	29.08	1,634	0.63	0.70	10.88
2013	81	26.23	2,125	0.76	0.70	16.85

	PIMCO Variable Insurance Trust - Foreign Bond
2017	31	20.39	646	4.72	0.70	2.05
2016	35	19.99	704	1.43	0.70	5.74
2015	38	18.90	716	2.99	0.70	-0.41
2014	49	18.98	926	1.84	0.70	10.40
2013	67	17.19	1,159	1.83	0.70	10.09

	PIMCO Variable Insurance Trust - PIMCO Total Return
2017	107	19.75	2,127	2.02	0.70	4.19
2016	119	18.96	2,261	2.10	0.70	1.97
2015	123	18.59	2,279	4.94	0.70	-0.25
2014	142	18.64	2,650	2.19	0.70	3.72
2013	197	17.97	3,534	2.17	0.70	8.85

	Putnam Variable Trust - VT International Value Fund
2017	29	20.08	587	1.53	0.70	23.83
2016	30	16.22	491	2.44	0.70	0.40
2015	32	16.15	508	1.37	0.70	-2.68
2014	40	16.60	658	1.35	0.70	-10.12
2013	37	18.47	678	2.56	0.70	20.85

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

7.    Financial Highlights (continued)

	Consultant, Consultant SL, Consultant Accumulator, and Consultant Protector Policies
	At December 31,			For the year ended December 31,
	Accumulation Units (000s)	Accumulation Unit Value	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return***

	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) - Invesco V.I. American Franchise
2017	105	$20.26	$2,135	0.08%	0.00%	27.34%
2016	113	15.91	1,798	0.00	0.00	2.27
2015	121	15.56	1,878	0.00	0.00	5.01
2014	126	14.82	1,870	0.04	0.00	8.44
2013	137	13.66	1,868	0.43	0.00	40.14

	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) - Invesco V.I. American Value
2017	224	33.61	7,543	0.79	0.00	9.96
2016	243	30.56	7,451	0.34	0.00	15.49
2015	275	26.46	7,276	0.32	0.00	-9.13
2014	291	29.12	8,484	0.45	0.00	9.75
2013	311	26.53	8,243	0.68	0.00	34.27

	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) - Invesco V.I. Core Equity
2017	32	21.68	688	1.01	0.00	13.17
2016	34	19.15	655	0.77	0.00	10.26
2015	36	17.37	625	1.15	0.00	-5.77
2014	36	18.44	665	0.86	0.00	8.15
2013	38	17.05	639	1.44	0.00	29.25

	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) - Invesco V.I. Government Securities
2017	106	11.50	1,214	2.02	0.00	1.96
2016	96	11.28	1,083	2.19	0.00	1.23
2015	88	11.14	979	2.19	0.00	0.34
2014	87	11.10	971	3.20	0.00	4.14
2013	91	10.66	968	3.67	0.00	-2.62

	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) - Invesco V.I. Growth and Income Fund - Series I
2017	124	42.67	5,291	1.51	0.00	14.32
2016	129	37.32	4,798	1.09	0.00	19.69
2015	138	31.18	4,330	2.97	0.00	-3.06
2014	145	32.17	4,660	1.80	0.00	10.28
2013	151	29.17	4,412	1.55	0.00	34.08

	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) - Invesco V.I. Growth and Income Fund - Series II
2017	107	31.97	3,414	1.25	0.00	14.04
2016	129	28.04	3,612	0.84	0.00	19.43
2015	137	23.47	3,225	2.52	0.00	-3.31
2014	156	24.28	3,792	1.47	0.00	9.97
2013	171	22.08	3,782	1.32	0.00	33.77

	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) - Invesco V.I. High Yield
2017	28	14.07	392	4.03	0.00	6.30
2016	29	13.24	380	4.15	0.00	11.21
2015	31	11.90	367	5.66	0.00	-3.17
2014	30	12.29	368	4.54	0.00	1.73
2013	32	12.08	389	5.10	0.00	7.01

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

7.    Financial Highlights (continued)

	Consultant, Consultant SL, Consultant Accumulator, and Consultant Protector Policies (continued)
	At December 31,			For the year ended December 31,
	Accumulation Units (000s)	Accumulation Unit Value	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return***

	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) - Invesco V.I. Mid Cap Core Equity
2017	91	$26.63	$2,435	0.53%	0.00%	14.92%
2016	94	23.18	2,167	0.08	0.00	13.43
2015	100	20.43	2,048	0.35	0.00	-4.03
2014	103	21.29	2,201	0.04	0.00	4.43
2013	108	20.39	2,198	0.71	0.00	28.81

	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) - Invesco V.I. Mid Cap Growth Fund Series II
2017	114	30.15	3,443	0.00	0.00	22.14
2016	115	24.69	2,831	0.00	0.00	0.57
2015	122	24.54	2,986	0.00	0.00	1.04
2014	127	24.29	3,076	0.00	0.00	7.69
2013	150	22.56	3,377	0.23	0.00	36.60

	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) - Invesco V.I. Value Opportunity
2017	306	20.60	6,286	0.39	0.00	17.44
2016	314	17.54	5,506	0.39	0.00	18.34
2015	329	14.82	4,865	2.74	0.00	-10.40
2014	339	16.54	5,603	1.37	0.00	6.62
2013	376	15.51	5,835	1.49	0.00	33.75

	Alps Variable Investments Trust - Morningstar Aggressive Growth ETF Asset Allocation Portfolio Class I
2017	32	26.41	860	1.51	0.00	20.17
2016	27	21.98	594	1.66	0.00	11.45
2015	26	19.72	521	1.58	0.00	-2.65
2014	26	20.25	532	1.25	0.00	4.74
2013	24	19.34	457	1.38	0.00	18.53

	Alps Variable Investments Trust - Morningstar Balanced ETF Asset Allocation Portfolio Class I
2017	190	21.27	4,045	1.93	0.00	13.65
2016	232	18.71	4,342	2.02	0.00	8.69
2015	293	17.22	5,048	1.71	0.00	-1.97
2014	318	17.56	5,591	1.38	0.00	4.79
2013	371	16.76	6,212	1.80	0.00	12.19

	Alps Variable Investments Trust - Morningstar Conservative ETF Asset Allocation Portfolio Class I
2017	30	14.92	437	2.14	0.00	6.45
2016	35	14.02	481	1.97	0.00	4.88
2015	32	13.37	430	1.56	0.00	-0.96
2014	26	13.50	350	1.24	0.00	3.10
2013	33	13.09	429	1.34	0.00	2.77

	Alps Variable Investments Trust - Morningstar Growth ETF Asset Allocation Portfolio Class I
2017	134	24.49	3,282	1.63	0.00	17.68
2016	142	20.81	2,962	1.80	0.00	9.88
2015	154	18.94	2,917	1.59	0.00	-2.22
2014	164	19.37	3,186	1.28	0.00	4.85
2013	171	18.47	3,160	1.58	0.00	16.78

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

7.    Financial Highlights (continued)

	Consultant, Consultant SL, Consultant Accumulator, and Consultant Protector Policies (continued)
	At December 31,			For the year ended December 31,
	Accumulation Units (000s)	Accumulation Unit Value	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return***

	Alps Variable Investments Trust - Morningstar Income and Growth ETF Asset Allocation Portfolio Class I
2017	39	$17.76	$682	2.19%	0.00%	10.12%
2016	43	16.13	696	2.14	0.00	6.73
2015	46	15.11	695	1.96	0.00	-1.52
2014	52	15.34	799	1.51	0.00	3.63
2013	48	14.81	709	1.86	0.00	7.58

	Deutsche Investments Variable Insurance Trust - Deutsche Equity 500 Index VIP Class A
2017	88	42.11	3,701	1.75	0.00	21.53
2016	96	34.65	3,311	1.99	0.00	11.61
2015	98	31.05	3,041	1.63	0.00	1.13
2014	102	30.70	3,122	1.83	0.00	13.39
2013	109	27.07	2,962	0.00	0.00	31.93

	Deutsche Investments Variable Insurance Trust - Deutsche Small Cap Index VIP Class A
2017	26	49.75	1,309	0.95	0.00	14.33
2016	28	43.52	1,216	1.05	0.00	21.03
2015	30	35.96	1,072	1.04	0.00	-4.60
2014	30	37.69	1,123	0.93	0.00	4.74
2013	31	35.98	1,117	1.67	0.00	38.64

	Deutsche Variable Series I - Deutsche Bond VIP Class A
2017	217	20.36	4,420	2.45	0.00	5.83
2016	221	19.24	4,251	5.43	0.00	5.93
2015	234	18.17	4,238	3.00	0.00	-0.29
2014	241	18.22	4,397	3.53	0.00	6.63
2013	245	17.09	4,187	3.58	0.00	-3.30

	Deutsche Variable Series I - Deutsche Core Equity VIP Class A
2017	78	30.20	2,345	1.18	0.00	21.02
2016	87	24.96	2,179	1.35	0.00	10.48
2015	92	22.59	2,087	0.84	0.00	5.25
2014	97	21.46	2,079	1.03	0.00	11.82
2013	103	19.19	1,968	1.46	0.00	37.33

	Deutsche Variable Series I - Deutsche CROCI® International VIP Class A
2017	109	15.46	1,691	7.19	0.00	21.96
2016	118	12.68	1,494	9.88	0.00	0.74
2015	119	12.59	1,499	4.29	0.00	-5.48
2014	128	13.32	1,703	1.80	0.00	-11.76
2013	130	15.09	1,965	4.85	0.00	20.23

	Deutsche Variable Series I - Deutsche Global Small Cap VIP Class A
2017	93	46.74	4,365	0.00	0.00	20.02
2016	100	38.95	3,907	0.38	0.00	1.57
2015	108	38.34	4,149	1.01	0.00	1.16
2014	120	37.90	4,567	0.88	0.00	-4.13
2013	140	39.53	5,552	0.63	0.00	35.94

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

7.    Financial Highlights (continued)

	Consultant, Consultant SL, Consultant Accumulator, and Consultant Protector Policies (continued)
	At December 31,			For the year ended December 31,
	Accumulation Units (000s)	Accumulation Unit Value	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return***

	Deutsche Variable Series II - Deutsche Global Income Builder VIP Class A
2017	177	$20.40	$3,606	2.96%	0.00%	16.54%
2016	192	17.50	3,362	4.15	0.00	6.81
2015	203	16.38	3,332	3.21	0.00	-1.44
2014	207	16.62	3,441	3.07	0.00	3.83
2013	215	16.01	3,441	2.07	0.00	16.63

	Federated Insurance Series - Federated Fund for U.S. Government Securities II
2017	199	21.32	4,248	2.34	0.00	1.92
2016	208	20.92	4,360	2.43	0.00	1.61
2015	247	20.59	5,071	2.70	0.00	0.52
2014	262	20.48	5,373	2.80	0.00	4.62
2013	239	19.58	4,679	3.27	0.00	-2.05

	Federated Insurance Series - Federated High Income Bond Fund II
2017	161	30.92	4,966	6.69	0.00	6.94
2016	168	28.92	4,841	6.03	0.00	14.82
2015	209	25.18	5,259	6.13	0.00	-2.57
2014	232	25.85	6,003	5.83	0.00	2.69
2013	229	25.17	5,771	6.72	0.00	6.99

	Federated Insurance Series - Federated Managed Volatility Fund II
2017	69	23.35	1,606	3.92	0.00	18.11
2016	74	19.77	1,453	4.70	0.00	7.69
2015	82	18.36	1,506	4.79	0.00	-7.56
2014	117	19.86	2,322	3.00	0.00	3.91
2013	90	19.11	1,717	2.90	0.00	21.74

	Fidelity Variable Insurance Products Fund - VIP Asset Manager
2017	179	27.05	4,839	1.88	0.00	14.10
2016	186	23.71	4,420	1.46	0.00	3.07
2015	193	23.00	4,438	1.60	0.00	0.14
2014	198	22.97	4,554	1.52	0.00	5.83
2013	200	21.70	4,339	1.58	0.00	15.71

	Fidelity Variable Insurance Products Fund - VIP Contrafund
2017	1,159	48.93	56,715	1.01	0.00	21.88
2016	1,246	40.15	50,032	0.79	0.00	8.01
2015	1,356	37.17	50,399	1.04	0.00	0.67
2014	1,459	36.93	53,892	0.95	0.00	11.94
2013	1,573	32.99	51,902	1.08	0.00	31.29

	Fidelity Variable Insurance Products Fund - VIP Equity-Income
2017	686	33.76	23,158	1.69	0.00	12.89
2016	706	29.90	21,099	2.26	0.00	18.02
2015	757	25.34	19,184	3.16	0.00	-3.96
2014	808	26.38	21,306	2.83	0.00	8.72
2013	847	24.27	20,546	2.55	0.00	28.15

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

7.    Financial Highlights (continued)

	Consultant, Consultant SL, Consultant Accumulator, and Consultant Protector Policies (continued)
	At December 31,			For the year ended December 31,
	Accumulation Units (000s)	Accumulation Unit Value	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return***

	Fidelity Variable Insurance Products Fund - VIP Government Money Market Portfolio Initial Class
2017	1,329	$14.78	$19,643	0.66%	0.00%	0.67%
2016	1,426	14.68	20,939	0.20	0.00	0.20
2015	1,355	14.65	19,844	0.03	0.00	0.03
2014	1,250	14.64	18,304	0.01	0.00	0.01
2013	1,318	14.64	19,304	0.03	0.00	0.03

	Fidelity Variable Insurance Products Fund - VIP Growth
2017	938	34.73	32,551	0.22	0.00	35.13
2016	1,007	25.70	25,884	0.04	0.00	0.80
2015	1,062	25.50	27,077	0.26	0.00	7.17
2014	1,134	23.79	26,968	0.19	0.00	11.30
2013	1,218	21.38	26,033	0.29	0.00	36.34

	Fidelity Variable Insurance Products Fund - VIP Index 500
2017	1,741	34.83	60,669	1.79	0.00	21.71
2016	1,868	28.62	53,441	1.45	0.00	11.86
2015	1,967	25.58	50,328	1.97	0.00	1.33
2014	2,134	25.25	53,864	1.59	0.00	13.57
2013	2,305	22.23	51,235	1.98	0.00	32.24

	Fidelity Variable Insurance Products Fund - VIP Investment Grade Bond
2017	317	18.67	5,911	2.47	0.00	4.22
2016	304	17.91	5,436	2.45	0.00	4.74
2015	301	17.10	5,150	2.62	0.00	-0.60
2014	311	17.21	5,358	2.23	0.00	5.83
2013	315	16.26	5,119	2.38	0.00	-1.78

	Fidelity Variable Insurance Products Fund - VIP Overseas
2017	533	25.40	13,535	1.45	0.00	30.28
2016	561	19.49	10,925	1.44	0.00	-5.06
2015	562	20.53	11,545	1.40	0.00	3.63
2014	583	19.81	11,545	1.33	0.00	-8.08
2013	614	21.56	13,231	1.35	0.00	30.44

	Janus Aspen Series - Janus Henderson Balanced Portfolio Institutional Shares
2017	457	45.71	20,910	1.60	0.00	18.43
2016	485	38.59	18,746	2.16	0.00	4.60
2015	507	36.90	18,704	1.88	0.00	0.62
2014	546	36.67	20,012	1.75	0.00	8.51
2013	577	33.79	19,504	1.54	0.00	20.15

	Janus Aspen Series - Janus Henderson Balanced Portfolio Service Shares
2017	202	34.81	7,022	1.37	0.00	18.13
2016	216	29.47	6,377	1.91	0.00	4.32
2015	222	28.25	6,280	1.64	0.00	0.41
2014	238	28.13	6,683	1.56	0.00	8.24
2013	237	25.99	6,158	1.34	0.00	19.80

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

7.    Financial Highlights (continued)

	Consultant, Consultant SL, Consultant Accumulator, and Consultant Protector Policies (continued)
	At December 31,			For the year ended December 31,
	Accumulation Units (000s)	Accumulation Unit Value	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return***

	Janus Aspen Series - Janus Henderson Enterprise Portfolio Institutional Shares
2017	492	$55.25	$27,187	0.26%	0.00%	27.42%
2016	530	43.36	22,983	0.80	0.00	12.36
2015	565	38.59	21,793	0.89	0.00	4.03
2014	613	37.10	22,752	0.16	0.00	12.52
2013	671	32.97	22,122	0.52	0.00	32.38

	Janus Aspen Series - Janus Henderson Flexible Bond Portfolio Institutional Shares
2017	170	27.84	4,720	2.94	0.00	3.62
2016	175	26.87	4,679	2.67	0.00	2.46
2015	210	26.22	5,494	2.34	0.00	0.22
2014	220	26.16	5,756	3.33	0.00	4.94
2013	204	24.93	5,089	2.41	0.00	-0.14

	Janus Aspen Series - Janus Henderson Forty Portfolio Institutional Shares
2017	114	41.89	4,775	0.00	0.00	30.31
2016	119	32.14	3,836	0.81	0.00	2.20
2015	124	31.45	3,886	1.24	0.00	12.22
2014	138	28.03	3,859	0.15	0.00	8.73
2013	141	25.78	3,627	0.69	0.00	31.23

	Janus Aspen Series - Janus Henderson Global Research Portfolio Institutional Shares
2017	632	24.50	15,481	0.83	0.00	27.03
2016	668	19.29	12,882	1.06	0.00	2.07
2015	709	18.90	13,389	0.67	0.00	-2.29
2014	760	19.34	14,693	1.08	0.00	7.44
2013	809	18.00	14,561	1.21	0.00	28.43

	Janus Aspen Series - Janus Henderson Global Research Portfolio Service Shares
2017	35	29.84	1,043	0.70	0.00	26.68
2016	36	23.56	853	0.93	0.00	1.82
2015	37	23.14	855	0.56	0.00	-2.53
2014	39	23.74	922	0.97	0.00	7.18
2013	40	22.15	895	1.09	0.00	28.08

	Janus Aspen Series - Janus Henderson Mid Cap Value Portfolio Service Shares
2017	138	32.69	4,505	0.64	0.00	13.63
2016	140	28.77	4,017	0.89	0.00	18.76
2015	150	24.22	3,634	1.05	0.00	-3.69
2014	160	25.15	4,030	1.25	0.00	8.44
2013	168	23.19	3,904	1.15	0.00	25.81

	Janus Aspen Series - Janus Henderson Overseas Portfolio Service Shares
2017	521	9.02	4,702	1.66	0.00	30.80
2016	532	6.90	3,673	4.94	0.00	-6.71
2015	540	7.39	3,995	0.52	0.00	-8.80
2014	562	8.11	4,556	3.06	0.00	-12.10
2013	579	9.22	5,343	2.99	0.00	14.28

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

7.    Financial Highlights (continued)

	Consultant, Consultant SL, Consultant Accumulator, and Consultant Protector Policies (continued)
	At December 31,			For the year ended December 31,
	Accumulation Units (000s)	Accumulation Unit Value	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return***

	Janus Aspen Series - Janus Henderson Research Portfolio Institutional Shares
2017	559	$31.45	$17,591	0.40%	0.00%	27.88%
2016	599	24.59	14,720	0.53	0.00	0.50
2015	651	24.47	15,940	0.65	0.00	5.35
2014	716	23.23	16,624	0.36	0.00	12.99
2013	775	20.55	15,923	0.78	0.00	30.34

	Lazard Retirement Series, Inc. - Emerging Markets Equity
2017	24	64.10	1,566	1.79	0.00	27.82
2016	26	50.15	1,286	1.06	0.00	20.78
2015	28	41.52	1,147	1.13	0.00	-20.05
2014	29	51.94	1,500	1.71	0.00	-4.64
2013	30	54.46	1,646	1.35	0.00	-1.24

	Legg Mason Partners Variable Portfolios I, Inc. - ClearBridge Variable Large Cap Value Portfolio Class I
2017	127	28.91	3,681	1.40	0.00	14.84
2016	128	25.17	3,200	1.62	0.00	13.00
2015	112	22.28	2,506	1.44	0.00	-2.87
2014	121	22.94	2,786	2.08	0.00	11.71
2013	76	20.53	1,560	1.75	0.00	32.37

	Legg Mason Partners Variable Portfolios I, Inc. - Western Asset Variable Global High Yield Bond Portfolio Class I
2017	101	23.45	2,360	5.38	0.00	8.65
2016	102	21.59	2,199	6.40	0.00	15.60
2015	104	18.67	1,940	6.26	0.00	-5.84
2014	108	19.83	2,139	7.18	0.00	-1.15
2013	115	20.06	2,316	5.90	0.00	6.27

	MFS Variable Insurance Trust - MFS Growth
2017	238	38.94	9,280	0.10	0.00	31.40
2016	260	29.63	7,716	0.04	0.00	2.44
2015	267	28.93	7,731	0.15	0.00	7.56
2014	309	26.89	8,321	0.10	0.00	8.94
2013	339	24.68	8,365	0.23	0.00	36.85

	MFS Variable Insurance Trust - MFS High Yield Portfolio (Fund launched August 16, 2013)
2017	89	12.44	1,112	6.53	0.00	6.69
2016	88	11.66	1,029	6.77	0.00	13.82
2015	94	10.24	962	7.29	0.00	-4.22
2014	95	10.69	1,019	6.04	0.00	2.81
2013	99	10.40	1,031	4.72	0.00	4.02

	MFS Variable Insurance Trust - MFS Investors Trust
2017	188	31.34	5,900	0.73	0.00	23.35
2016	201	25.41	5,100	0.86	0.00	8.59
2015	214	23.40	5,005	0.90	0.00	0.22
2014	242	23.35	5,658	0.94	0.00	11.01
2013	254	21.03	5,340	1.10	0.00	32.05

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

7.    Financial Highlights (continued)

	Consultant, Consultant SL, Consultant Accumulator, and Consultant Protector Policies (continued)
	At December 31,			For the year ended December 31,
	Accumulation Units (000s)	Accumulation Unit Value	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return***

	MFS Variable Insurance Trust - MFS Mass Investors Growth Stock Series - Initial Class (Fund launched March 27, 2015)
2017	80	$13.43	$1,071	0.65%	0.00%	28.42%
2016	88	10.46	918	0.58	0.00	6.08
2015	98	9.86	962	1.01	0.00	-1.40

	MFS Variable Insurance Trust - MFS New Discovery
2017	183	57.20	10,458	0.00	0.00	26.65
2016	197	45.16	8,907	0.00	0.00	9.05
2015	205	41.41	8,508	0.00	0.00	-1.89
2014	226	42.21	9,539	0.00	0.00	-7.26
2013	249	45.51	11,314	0.00	0.00	41.52

	MFS Variable Insurance Trust - MFS Research
2017	119	33.83	4,024	1.34	0.00	23.37
2016	125	27.42	3,440	0.80	0.00	8.74
2015	129	25.22	3,264	0.75	0.00	0.80
2014	139	25.02	3,483	0.82	0.00	10.20
2013	147	22.70	3,347	0.33	0.00	32.28

	MFS Variable Insurance Trust - MFS Total Return
2017	359	33.93	12,181	2.34	0.00	12.30
2016	379	30.22	11,456	2.84	0.00	9.09
2015	421	27.70	11,670	2.64	0.00	-0.37
2014	449	27.80	12,480	1.87	0.00	8.50
2013	473	25.62	12,120	1.83	0.00	19.05

	MFS Variable Insurance Trust - MFS Utilities
2017	45	60.70	2,740	4.37	0.00	14.83
2016	50	52.86	2,669	4.16	0.00	11.47
2015	53	47.42	2,528	4.43	0.00	-14.52
2014	54	55.47	2,969	2.10	0.00	12.73
2013	57	49.21	2,801	2.37	0.00	20.52

	MFS Variable Insurance Trust - MFS Value
2017	65	33.71	2,185	1.84	0.00	17.65
2016	77	28.65	2,195	2.12	0.00	14.09
2015	79	25.11	1,980	2.35	0.00	-0.74
2014	82	25.30	2,068	1.50	0.00	10.51
2013	89	22.89	2,046	1.17	0.00	35.89

	Morgan Stanley Variable Insurance Fund, Inc. - Morgan Stanley VIF Growth Portfolio Class I
2017	53	45.69	2,443	0.00	0.00	43.15
2016	59	31.92	1,865	0.00	0.00	-1.64
2015	61	32.45	1,971	0.00	0.00	12.24
2014	65	28.91	1,877	0.00	0.00	6.36
2013	67	27.18	1,812	0.42	0.00	48.07

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

7.    Financial Highlights (continued)

	Consultant, Consultant SL, Consultant Accumulator, and Consultant Protector Policies (continued)
	At December 31,			For the year ended December 31,
	Accumulation Units (000s)	Accumulation Unit Value	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return***

	Morgan Stanley Variable Insurance Fund, Inc. - Morgan Stanley VIF U.S. Real Estate Portfolio Class I
2017	133	$48.57	$6,439	1.47%	0.00%	3.11%
2016	138	47.11	6,518	1.33	0.00	6.81
2015	146	44.10	6,455	1.33	0.00	2.17
2014	160	43.17	6,925	1.45	0.00	29.72
2013	168	33.28	5,579	1.11	0.00	2.05

	Oppenheimer Variable Account Funds - Oppenheimer Discovery MidCap Growth
2017	89	26.58	2,378	0.03	0.00	28.79
2016	93	20.64	1,929	0.00	0.00	2.33
2015	97	20.17	1,952	0.00	0.00	6.61
2014	95	18.92	1,805	0.00	0.00	5.78
2013	102	17.88	1,824	0.01	0.00	35.98

	Oppenheimer Variable Account Funds - Oppenheimer Global Fund/VA Service Shares
2017	353	32.44	11,458	0.73	0.00	36.32
2016	373	23.80	8,879	0.73	0.00	-0.16
2015	382	23.84	9,110	1.11	0.00	3.67
2014	406	22.99	9,341	0.86	0.00	2.06
2013	416	22.53	9,375	1.16	0.00	26.99

	Oppenheimer Variable Account Funds - Oppenheimer International Growth Fund/VA
2017	22	53.15	1,187	1.43	0.00	26.29
2016	25	42.08	1,036	1.08	0.00	-2.12
2015	25	42.99	1,085	1.18	0.00	3.43
2014	29	41.57	1,209	1.19	0.00	-7.22
2013	29	44.80	1,297	1.34	0.00	25.87

	Oppenheimer Variable Account Funds - Oppenheimer Main Street Small Cap
2017	187	55.56	10,405	0.86	0.00	14.16
2016	197	48.67	9,592	0.49	0.00	18.05
2015	213	41.22	8,794	0.90	0.00	-5.90
2014	227	43.81	9,931	0.84	0.00	11.93
2013	241	39.14	9,415	0.92	0.00	41.01

	Oppenheimer Variable Account Funds - Oppenheimer Main Street Small Cap Fund®/VA Service Shares
2017	138	40.00	5,506	0.55	0.00	13.91
2016	144	35.12	5,062	0.24	0.00	17.67
2015	128	29.84	3,809	0.65	0.00	-6.09
2014	133	31.78	4,218	0.63	0.00	11.65
2013	164	28.46	4,664	0.76	0.00	40.62

	PIMCO Variable Insurance Trust - Foreign Bond
2017	112	22.76	2,542	4.72	0.00	2.76
2016	115	22.15	2,538	1.43	0.00	6.48
2015	128	20.80	2,657	2.99	0.00	0.29
2014	143	20.74	2,972	1.84	0.00	11.17
2013	150	18.65	2,793	1.83	0.00	0.50

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

7.    Financial Highlights (continued)

	Consultant, Consultant SL, Consultant Accumulator, and Consultant Protector Policies (continued)
	At December 31,			For the year ended December 31,
	Accumulation Units (000s)	Accumulation Unit Value	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return***

	PIMCO Variable Insurance Trust - PIMCO Real Return
2017	194	$17.70	$3,440	2.36%	0.00%	3.66%
2016	195	17.08	3,338	2.26	0.00	5.20
2015	202	16.23	3,276	4.20	0.00	-2.71
2014	205	16.68	3,419	1.47	0.00	3.89
2013	215	16.06	3,453	1.70	0.00	-9.91

	PIMCO Variable Insurance Trust - PIMCO Total Return
2017	549	22.04	12,096	2.02	0.00	4.92
2016	557	21.01	11,695	2.10	0.00	2.68
2015	592	20.46	12,123	4.94	0.00	0.45
2014	633	20.37	12,901	2.19	0.00	4.45
2013	701	19.50	13,673	2.17	0.00	-2.11

	Putnam Variable Trust - VT International Value Fund
2017	90	22.41	2,012	1.53	0.00	24.69
2016	99	17.97	1,767	2.44	0.00	1.11
2015	111	17.78	1,978	1.37	0.00	-2.00
2014	121	18.14	2,192	1.35	0.00	-9.49
2013	123	20.04	2,461	2.56	0.00	22.21

	Putnam Variable Trust (Class IA) - VT High Yield (Class IA)
2017	35	31.71	1,109	6.02	0.00	7.22
2016	37	29.57	1,085	6.04	0.00	15.66
2015	35	25.57	894	7.36	0.00	-5.14
2014	36	26.95	968	6.40	0.00	1.91
2013	39	26.45	1,030	6.97	0.00	8.10

	Putnam Variable Trust (Class IA) - VT International Value Fund (Class IA)
2017	31	30.56	943	1.85	0.00	25.06
2016	37	24.44	897	2.72	0.00	1.28
2015	41	24.13	998	1.69	0.00	-1.71
2014	43	24.55	1,057	1.60	0.00	-9.29
2013	45	27.06	1,221	2.62	0.00	22.63

	Rydex Variable Trust - Guggenheim VT U.S. Long Short Equity Fund
2017	34	27.24	925	0.35	0.00	14.85
2016	33	23.72	787	0.00	0.00	0.65
2015	33	23.56	786	0.00	0.00	1.26
2014	32	23.27	733	0.00	0.00	2.79
2013	34	22.64	773	0.00	0.00	17.46

	T. Rowe Price Equity Series, Inc. - T. Rowe Price Blue Chip Growth
2017	141	38.32	5,413	0.00	0.00	36.17
2016	154	28.14	4,322	0.00	0.00	0.78
2015	162	27.93	4,537	0.00	0.00	11.05
2014	172	25.15	4,330	0.00	0.00	9.17
2013	184	23.03	4,245	0.03	0.00	41.15

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

7.    Financial Highlights (continued)

	Consultant, Consultant SL, Consultant Accumulator, and Consultant Protector Policies (continued)
	At December 31,			For the year ended December 31,
	Accumulation Units (000s)	Accumulation Unit Value	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return***

	T. Rowe Price Equity Series, Inc. - T. Rowe Price Equity Income
2017	703	$39.71	$27,922	1.72%	0.00%	16.02%
2016	744	34.22	25,455	2.27	0.00	19.17
2015	798	28.72	22,929	1.81	0.00	-6.85
2014	864	30.83	26,629	1.73	0.00	7.38
2013	935	28.71	26,862	1.56	0.00	29.72

	T. Rowe Price Equity Series, Inc. - T. Rowe Price Mid-Cap Growth
2017	176	77.92	13,733	0.00	0.00	24.77
2016	194	62.45	12,088	0.00	0.00	6.26
2015	199	58.77	11,675	0.00	0.00	6.56
2014	215	55.15	11,872	0.00	0.00	13.12
2013	237	48.76	11,544	0.00	0.00	13.90

	T. Rowe Price Equity Series, Inc. - T. Rowe Price New America Growth
2017	86	38.01	3,255	0.11	0.00	34.43
2016	92	28.28	2,614	0.04	0.00	1.31
2015	106	27.91	2,959	0.00	0.00	8.60
2014	112	25.70	2,871	0.00	0.00	9.33
2013	121	23.51	2,849	0.00	0.00	38.01

	T. Rowe Price International Series, Inc. - T. Rowe Price International Stock
2017	198	23.55	4,653	1.18	0.00	27.88
2016	194	18.41	3,579	1.07	0.00	2.13
2015	195	18.03	3,524	0.99	0.00	-0.90
2014	196	18.19	3,570	1.01	0.00	-1.24
2013	226	18.42	4,165	0.86	0.00	14.05

	The Alger Portfolios - Alger Capital Appreciation Class I-2
2017	376	60.98	22,965	0.17	0.00	31.08
2016	404	46.52	18,825	0.19	0.00	0.50
2015	430	46.29	19,875	0.08	0.00	6.19
2014	454	43.59	19,809	0.09	0.00	13.75
2013	476	38.32	18,233	0.37	0.00	35.19

	The Alger Portfolios - Alger Income and Growth Class I-2
2017	174	35.50	6,187	1.52	0.00	21.32
2016	190	29.26	5,550	1.79	0.00	10.24
2015	202	26.54	5,356	1.69	0.00	0.98
2014	220	26.29	5,786	2.16	0.00	12.52
2013	241	23.36	5,631	1.98	0.00	29.92

	The Alger Portfolios - Alger Large Cap Growth Class I-2
2017	422	31.16	13,158	0.00	0.00	28.46
2016	446	24.25	10,831	0.00	0.00	-0.83
2015	475	24.46	11,611	0.00	0.00	1.72
2014	506	24.04	12,170	0.16	0.00	10.99
2013	556	21.66	12,050	0.79	0.00	35.08

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

7.    Financial Highlights (continued)

	Consultant, Consultant SL, Consultant Accumulator, and Consultant Protector Policies (continued)
	At December 31,			For the year ended December 31,
	Accumulation Units (000s)	Accumulation Unit Value	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return***

	The Alger Portfolios - Alger MidCap Growth Class I-2
2017	593	$44.69	$26,470	0.00%	0.00%	29.79%
2016	636	34.43	21,881	0.00	0.00	0.97
2015	677	34.10	23,084	0.00	0.00	-1.56
2014	719	34.64	24,915	0.00	0.00	8.01
2013	788	32.07	25,271	0.33	0.00	35.84

	The Alger Portfolios - Alger SmallCap Growth Class I-2
2017	216	31.83	6,877	0.00	0.00	28.73
2016	237	24.73	5,852	0.00	0.00	6.24
2015	261	23.28	6,087	0.00	0.00	-3.32
2014	275	24.08	6,630	0.00	0.00	0.44
2013	312	23.97	7,475	0.00	0.00	34.26

	Van Eck VIP Trust - Van Eck VIP Emerging Markets Fund Initial Class
2017	129	42.98	5,538	0.43	0.00	51.03
2016	139	28.46	3,942	0.47	0.00	0.10
2015	144	28.43	4,104	0.56	0.00	-13.99
2014	144	33.06	4,764	0.52	0.00	-0.41
2013	150	33.19	4,982	1.48	0.00	12.02

	Van Eck VIP Trust - Van Eck VIP Global Hard Assets Fund Initial Class
2017	120	27.61	3,319	0.00	0.00	-1.70
2016	119	28.08	3,354	0.39	0.00	43.71
2015	120	19.54	2,337	0.03	0.00	-33.45
2014	110	29.36	3,231	0.10	0.00	-19.10
2013	113	36.29	4,090	0.65	0.00	10.53

	Wells Fargo Variable Trust - Wells Fargo VT Advantage Discovery
2017	159	40.18	6,391	0.00	0.00	29.13
2016	174	31.12	5,423	0.00	0.00	7.65
2015	194	28.91	5,621	0.00	0.00	-1.46
2014	208	29.33	6,105	0.00	0.00	0.36
2013	232	29.23	6,775	0.01	0.00	43.80

	Wells Fargo Variable Trust - Wells Fargo VT Advantage Opportunity
2017	268	30.12	8,067	0.67	0.00	20.44
2016	285	25.01	7,131	1.97	0.00	12.23
2015	307	22.29	6,852	0.13	0.00	-3.08
2014	336	23.00	7,735	0.06	0.00	10.42
2013	367	20.83	7,653	0.00	0.00	30.68

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

7.    Financial Highlights (continued)

	Total Accumulator Policies (continued)
	At December 31,			For the year ended December 31,
	Accumulation Units (000s)	Accumulation Unit Value	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return***

	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) - Invesco V.I. American Value
2017	27	$20.86	$557	0.79%	0.00%	9.96%
2016	23	18.97	432	0.34	0.00	15.49
2015	21	16.42	343	0.32	0.00	-9.13
2014	18	18.07	318	0.45	0.00	9.75
2013	14	16.47	223	0.68	0.00	34.27

	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) - Invesco V.I. Government Securities
2017	5	11.50	64	2.02	0.00	1.96
2016	11	11.28	124	2.19	0.00	1.23
2015	9	11.14	99	2.19	0.00	0.34
2014	4	11.10	47	3.20	0.00	4.14
2013	4	10.66	38	3.67	0.00	-2.62

	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) - Invesco V.I. Growth and Income Fund - Series I
2017	25	21.68	547	1.51	0.00	14.32
2016	21	18.96	400	1.09	0.00	19.69
2015	20	15.84	311	2.97	0.00	-3.06
2014	18	16.34	291	1.80	0.00	10.28
2013	16	14.82	238	1.55	0.00	34.08

	AllianceBernstein - VPS Growth and Income Class A
2017	30	21.89	663	1.47	0.00	18.92
2016	29	18.41	536	0.98	0.00	11.30
2015	30	16.54	493	1.46	0.00	1.70
2014	28	16.26	454	1.43	0.00	9.54
2013	24	14.85	360	1.45	0.00	34.96

	AllianceBernstein - VPS International Growth Class A
2017	43	11.17	477	1.14	0.00	35.02
2016	38	8.27	313	0.00	0.00	-6.87
2015	35	8.88	307	0.34	0.00	-1.87
2014	29	9.05	262	0.00	0.00	-1.19
2013	24	9.16	216	0.97	0.00	13.60

	AllianceBernstein - VPS International Value Class A
2017	28	9.26	263	2.51	0.00	25.42
2016	23	7.38	167	1.28	0.00	-0.50
2015	23	7.42	174	2.73	0.00	2.59
2014	21	7.23	153	3.84	0.00	-6.21
2013	18	7.71	142	6.38	0.00	23.00

	AllianceBernstein - VPS Small Cap Growth Class A
2017	29	28.64	844	0.00	0.00	34.12
2016	28	21.36	590	0.00	0.00	6.46
2015	24	20.06	475	0.00	0.00	-1.25
2014	21	20.31	416	0.00	0.00	-1.81
2013	17	20.69	349	0.00	0.00	45.66

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

7.    Financial Highlights (continued)

	Total Accumulator Policies (continued)
	At December 31,			For the year ended December 31,
	Accumulation Units (000s)	Accumulation Unit Value	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return***

	AllianceBernstein - VPS Small/Mid Cap Value Class A
2017	25	$24.91	$630	0.43%	0.00%	13.15%
2016	19	22.01	418	0.60	0.00	25.09
2015	17	17.60	297	0.78	0.00	-5.49
2014	16	18.62	289	0.71	0.00	9.20
2013	13	17.05	227	0.00	0.00	38.06

	Alps Variable Investments Trust - Morningstar Aggressive Growth ETF Asset Allocation Portfolio Class I
2017	462	17.05	7,883	1.51	0.00	20.17
2016	421	14.19	5,988	1.66	0.00	11.45
2015	365	12.73	4,641	1.58	0.00	-2.65
2014	303	13.08	3,969	1.25	0.00	4.74
2013	258	12.49	3,226	1.38	0.00	18.53

	Alps Variable Investments Trust - Morningstar Balanced ETF Asset Allocation Portfolio Class I
2017	460	16.13	7,424	1.93	0.00	13.65
2016	408	14.19	5,790	2.02	0.00	8.69
2015	361	13.06	4,707	1.71	0.00	-1.97
2014	327	13.32	4,350	1.38	0.00	4.79
2013	282	12.71	3,590	1.80	0.00	12.19

	Alps Variable Investments Trust - Morningstar Conservative ETF Asset Allocation Portfolio Class I
2017	48	13.80	665	2.14	0.00	6.45
2016	35	12.97	457	1.97	0.00	4.88
2015	26	12.36	317	1.56	0.00	-0.96
2014	21	12.48	258	1.24	0.00	3.10
2013	17	12.11	206	1.34	0.00	2.77

	Alps Variable Investments Trust - Morningstar Growth ETF Asset Allocation Portfolio Class I
2017	830	16.83	13,968	1.63	0.00	17.68
2016	774	14.30	11,060	1.80	0.00	9.88
2015	699	13.02	9,100	1.59	0.00	-2.22
2014	617	13.31	8,212	1.28	0.00	4.85
2013	562	12.70	7,136	1.58	0.00	16.78

	Alps Variable Investments Trust - Morningstar Income and Growth ETF Asset Allocation Portfolio Class I
2017	106	14.92	1,589	2.19	0.00	10.12
2016	93	13.55	1,255	2.14	0.00	6.73
2015	80	12.70	1,012	1.96	0.00	-1.52
2014	66	12.89	857	1.51	0.00	3.63
2013	65	12.44	809	1.86	0.00	7.58

	Fidelity Variable Insurance Products Fund - VIP Contrafund
2017	249	21.28	5,308	1.01	0.00	21.88
2016	212	17.46	3,696	0.79	0.00	8.01
2015	188	16.17	3,042	1.04	0.00	0.67
2014	150	16.06	2,401	0.95	0.00	11.94
2013	131	14.34	1,875	1.08	0.00	31.29

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

7.    Financial Highlights (continued)

	Total Accumulator Policies (continued)
	At December 31,			For the year ended December 31,
	Accumulation Units (000s)	Accumulation Unit Value	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return***

	Fidelity Variable Insurance Products Fund - VIP Emerging Markets
2017	60	$14.90	$893	0.72%	0.00%	47.40%
2016	56	10.11	563	0.55	0.00	3.24
2015	47	9.79	465	0.63	0.00	-9.97
2014	40	10.88	435	0.41	0.00	1.38
2013	32	10.73	342	0.84	0.00	3.85

	Fidelity Variable Insurance Products Fund - VIP Equity-Income
2017	69	18.63	1,291	1.69	0.00	12.89
2016	60	16.50	998	2.26	0.00	18.02
2015	54	13.98	756	3.16	0.00	-3.96
2014	47	14.56	682	2.83	0.00	8.72
2013	44	13.39	586	2.55	0.00	28.15

	Fidelity Variable Insurance Products Fund - VIP Government Money Market Portfolio Initial Class
2017	147	10.40	1,523	0.66	0.00	0.67
2016	84	10.33	867	0.20	0.00	0.20
2015	72	10.31	742	0.03	0.00	0.03
2014	70	10.30	721	0.01	0.00	0.01
2013	102	10.30	1,055	0.03	0.00	0.03

	Fidelity Variable Insurance Products Fund - VIP Growth
2017	64	23.24	1,490	0.22	0.00	35.13
2016	58	17.20	1,004	0.04	0.00	0.80
2015	54	17.06	917	0.26	0.00	7.17
2014	50	15.92	796	0.19	0.00	11.30
2013	42	14.30	596	0.29	0.00	36.34

	Fidelity Variable Insurance Products Fund - VIP Growth & Income
2017	48	20.98	1,008	1.36	0.00	16.90
2016	41	17.95	728	1.79	0.00	16.08
2015	36	15.46	551	2.27	0.00	-2.27
2014	32	15.82	503	1.89	0.00	10.47
2013	29	14.32	408	2.06	0.00	33.56

	Fidelity Variable Insurance Products Fund - VIP High Income
2017	33	18.24	608	5.61	0.00	6.93
2016	30	17.06	519	5.82	0.00	14.61
2015	27	14.89	395	7.06	0.00	-3.63
2014	24	15.45	368	6.60	0.00	1.16
2013	19	15.27	288	6.35	0.00	5.95

	Fidelity Variable Insurance Products Fund - VIP Index 500 - Service Class
2017	281	23.06	6,482	1.80	0.00	21.59
2016	241	18.96	4,577	1.56	0.00	11.75
2015	187	16.97	3,172	1.97	0.00	1.24
2014	174	16.76	2,916	1.64	0.00	13.46
2013	161	14.78	2,380	1.97	0.00	32.11

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

7.    Financial Highlights (continued)

	Total Accumulator Policies (continued)
	At December 31,			For the year ended December 31,
	Accumulation Units (000s)	Accumulation Unit Value	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return***

	Fidelity Variable Insurance Products Fund - VIP Investment Grade Bond
2017	62	$15.35	$955	2.47%	0.00%	4.22%
2016	58	14.72	857	2.45	0.00	4.74
2015	54	14.06	763	2.62	0.00	-0.60
2014	50	14.14	701	2.23	0.00	5.83
2013	46	13.36	610	2.38	0.00	-1.78

	Fidelity Variable Insurance Products Fund - VIP Mid Cap
2017	139	22.75	3,171	0.74	0.00	20.81
2016	122	18.83	2,297	0.54	0.00	12.23
2015	105	16.78	1,754	0.54	0.00	-1.39
2014	96	17.01	1,628	0.28	0.00	6.29
2013	81	16.01	1,293	0.55	0.00	36.23

	Fidelity Variable Insurance Products Fund - VIP Real Estate
2017	98	18.63	1,833	1.90	0.00	4.07
2016	89	17.90	1,584	1.59	0.00	5.75
2015	74	16.92	1,245	2.11	0.00	3.71
2014	61	16.32	988	1.95	0.00	30.18
2013	54	12.54	682	2.26	0.00	1.82

	Fidelity Variable Insurance Products Fund - VIP Value Strategies
2017	12	21.16	258	1.56	0.00	19.36
2016	11	17.73	189	1.14	0.00	9.62
2015	10	16.17	166	0.98	0.00	-2.99
2014	15	16.67	247	1.12	0.00	6.80
2013	13	15.61	204	1.01	0.00	30.49

	Franklin Templeton Investments - Franklin High Income VIP Fund Class 1 (Fund ceased operations on April 28, 2017)
2017	—	17.69	—	111.39	0.00	2.75
2016	19	17.22	332	6.83	0.00	17.25
2015	17	14.69	248	7.45	0.00	-8.88
2014	14	16.12	221	5.69	0.00	0.21
2013	12	16.08	191	6.96	0.00	8.17

	Franklin Templeton Investments - Franklin Income VIP Fund Class 1
2017	46	17.44	796	4.20	0.00	9.94
2016	39	15.86	620	4.36	0.00	14.33
2015	30	13.87	410	4.67	0.00	-6.84
2014	26	14.89	384	5.09	0.00	4.92
2013	24	14.19	339	6.02	0.00	14.18

	Franklin Templeton Investments - Franklin Mutual Global Discovery VIP Fund Class 1
2017	58	18.40	1,074	2.01	0.00	8.88
2016	52	16.90	883	1.93	0.00	12.44
2015	45	15.03	671	3.07	0.00	-3.39
2014	38	15.56	598	2.34	0.00	5.98
2013	34	14.68	501	2.54	0.00	27.95

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

7.    Financial Highlights (continued)

	Total Accumulator Policies (continued)
	At December 31,			For the year ended December 31,
	Accumulation Units (000s)	Accumulation Unit Value	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return***

	Franklin Templeton Investments - Franklin Mutual Shares VIP Fund Class 1
2017	27	$17.66	$479	2.48%	0.00%	8.64%
2016	24	16.26	398	2.23	0.00	16.35
2015	22	13.98	307	3.31	0.00	-4.69
2014	20	14.66	288	2.17	0.00	7.38
2013	18	13.66	251	2.39	0.00	28.53

	Franklin Templeton Investments - Franklin Small Cap Value VIP Fund Class 1
2017	57	23.20	1,311	0.68	0.00	10.92
2016	50	20.91	1,052	0.96	0.00	30.54
2015	42	16.02	676	0.91	0.00	-7.18
2014	39	17.26	668	0.80	0.00	0.88
2013	33	17.11	560	1.44	0.00	36.50

	Franklin Templeton Investments - Franklin Small-Mid Cap Growth VIP Fund Class 1
2017	39	22.02	853	0.00	0.00	21.75
2016	30	18.09	541	0.00	0.00	4.40
2015	25	17.33	433	0.00	0.00	-2.44
2014	21	17.76	378	0.00	0.00	7.78
2013	17	16.48	283	0.00	0.00	38.50

	Franklin Templeton Investments - Franklin Strategic Income VIP Fund Class 1
2017	28	16.34	457	3.05	0.00	4.74
2016	23	15.60	364	3.43	0.00	8.25
2015	20	14.41	291	6.27	0.00	-3.62
2014	18	14.95	262	5.95	0.00	2.12
2013	14	14.64	210	6.03	0.00	3.52

	Franklin Templeton Investments - Franklin U.S. Government Securities VIP Fund Class 1
2017	29	13.03	380	2.79	0.00	1.66
2016	25	12.82	315	2.65	0.00	0.90
2015	22	12.70	284	2.66	0.00	0.71
2014	22	12.61	275	2.94	0.00	3.64
2013	19	12.17	235	1.35	0.00	-1.99

	Franklin Templeton Investments - Templeton Global Bond VIP Fund Class 1
2017	70	16.65	1,168	0.00	0.00	2.15
2016	64	16.30	1,044	0.00	0.00	3.21
2015	56	15.79	880	7.75	0.00	-4.10
2014	49	16.47	803	5.22	0.00	2.12
2013	42	16.12	682	4.76	0.00	1.89

	Janus Aspen Series - Janus Henderson Balanced Portfolio Institutional Shares
2017	98	21.34	2,089	1.60	0.00	18.43
2016	89	18.02	1,600	2.16	0.00	4.60
2015	79	17.22	1,357	1.88	0.00	0.62
2014	67	17.12	1,146	1.75	0.00	8.51
2013	50	15.78	785	1.54	0.00	20.15

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

7.    Financial Highlights (continued)

	Total Accumulator Policies (continued)
	At December 31,			For the year ended December 31,
	Accumulation Units (000s)	Accumulation Unit Value	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return***

	Janus Aspen Series - Janus Henderson Enterprise Portfolio Institutional Shares
2017	30	$25.97	$773	0.26%	0.00%	27.42%
2016	23	20.38	470	0.80	0.00	12.36
2015	17	18.14	316	0.89	0.00	4.03
2014	12	17.44	215	0.16	0.00	12.52
2013	8	15.50	125	0.52	0.00	32.38

	Janus Aspen Series - Janus Henderson Flexible Bond Portfolio Institutional Shares
2017	14	16.27	236	2.94	0.00	3.62
2016	12	15.70	192	2.67	0.00	2.46
2015	11	15.33	161	2.34	0.00	0.22
2014	13	15.29	195	3.33	0.00	4.94
2013	12	14.57	171	2.41	0.00	-0.14

	Janus Aspen Series - Janus Henderson Forty Portfolio Institutional Shares
2017	70	21.02	1,472	0.00	0.00	30.31
2016	58	16.13	942	0.81	0.00	2.20
2015	48	15.78	765	1.24	0.00	12.22
2014	43	14.07	611	0.15	0.00	8.73
2013	37	12.94	482	0.69	0.00	31.23

	Janus Aspen Series - Janus Henderson Global Technology Portfolio Institutional Shares
2017	29	33.09	973	0.00	0.00	45.09
2016	24	22.81	546	0.20	0.00	14.21
2015	21	19.97	422	0.81	0.00	4.85
2014	19	19.05	354	0.00	0.00	9.64
2013	16	17.37	283	0.00	0.00	35.76

	Janus Aspen Series - Janus Henderson Mid Cap Value Portfolio Institutional Shares
2017	27	21.38	582	0.79	0.00	13.94
2016	25	18.77	471	1.01	0.00	19.03
2015	25	15.77	396	1.22	0.00	-3.47
2014	24	16.33	388	1.41	0.00	8.77
2013	22	15.01	325	1.28	0.00	26.09

	Janus Aspen Series - Janus Henderson Overseas Portfolio Institutional Shares
2017	116	9.18	1,063	1.69	0.00	31.12
2016	114	7.01	795	4.79	0.00	-6.45
2015	105	7.49	788	0.61	0.00	-8.59
2014	97	8.19	793	3.00	0.00	-11.87
2013	77	9.30	718	3.08	0.00	14.56

	Morgan Stanley Variable Insurance Fund, Inc. - Morgan Stanley VIF Emerging Markets Portfolio Class I
2017	45	11.12	500	0.73	0.00	35.06
2016	43	8.23	352	0.51	0.00	6.74
2015	39	7.71	302	0.79	0.00	-10.69
2014	39	8.64	333	0.38	0.00	-4.49
2013	38	9.04	339	1.17	0.00	-1.02

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

7.    Financial Highlights (continued)

	Total Accumulator Policies (continued)
	At December 31,			For the year ended December 31,
	Accumulation Units (000s)	Accumulation Unit Value	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return***

	Morgan Stanley Variable Insurance Fund, Inc. - Morgan Stanley VIF Growth Portfolio Class I
2017	8	$29.48	$223	0.00%	0.00%	43.15%
2016	5	20.59	113	0.00	0.00	-1.64
2015	5	20.94	110	0.00	0.00	12.24
2014	6	18.65	112	0.00	0.00	6.36
2013	5	17.54	94	0.42	0.00	48.07

	Oppenheimer Variable Account Funds - Oppenheimer Conservative Balance Fund
2017	32	12.89	413	2.01	0.00	9.25
2016	30	11.79	353	2.35	0.00	5.26
2015	26	11.20	296	2.16	0.00	0.83
2014	22	11.11	241	2.04	0.00	8.20
2013	20	10.27	206	2.25	0.00	13.17

	Oppenheimer Variable Account Funds - Oppenheimer Equity Income (Fund ceased operations on April 28, 2017)
2017	—	19.12	—	4.90	0.00	3.06
2016	22	18.55	404	5.83	0.00	15.31
2015	20	16.09	318	3.27	0.00	-9.58
2014	17	17.79	294	1.86	0.00	11.08
2013	14	16.02	217	1.36	0.00	28.93

	Oppenheimer Variable Account Funds - Oppenheimer Global
2017	71	20.82	1,478	0.93	0.00	36.66
2016	68	15.24	1,040	1.00	0.00	0.08
2015	62	15.22	947	1.30	0.00	3.94
2014	56	14.65	815	1.08	0.00	2.29
2013	52	14.32	746	1.47	0.00	27.31

	Oppenheimer Variable Account Funds - Oppenheimer Global Strategic Income
2017	25	14.78	367	2.17	0.00	6.27
2016	22	13.91	301	4.91	0.00	6.53
2015	21	13.06	280	5.77	0.00	-2.26
2014	19	13.36	255	4.24	0.00	2.84
2013	52	14.32	746	1.47	0.00	27.31

	Oppenheimer Variable Account Funds - Oppenheimer International Growth Fund/VA
2017	47	16.14	755	1.43	0.00	26.29
2016	43	12.78	556	1.08	0.00	-2.12
2015	37	13.05	476	1.18	0.00	3.43
2014	38	12.62	477	1.19	0.00	-7.22
2013	28	13.60	386	1.34	0.00	25.87

	Oppenheimer Variable Account Funds - Oppenheimer Main Street (Sub-account become available for investments on April 28, 2017)
2017	51	10.91	554	2.33	0.00	9.08

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

	Total Accumulator Policies (continued)
	At December 31,			For the year ended December 31,
	Accumulation Units (000s)	Accumulation Unit Value	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return***

	Oppenheimer Variable Account Funds - Oppenheimer Main Street Small Cap
2017	58	$25.39	$1,473	0.86%	0.00%	14.16%
2016	52	22.24	1,156	0.49	0.00	18.05
2015	48	18.84	906	0.90	0.00	-5.90
2014	39	17.89	701	0.92	0.00	41.01
2013	17	12.99	215	6.44	0.00	-0.13

	Oppenheimer Variable Account Funds - Oppenheimer Total Return Bond Fund/VA
2017	21	10.38	221	2.35	0.00	4.59
2016	18	9.92	181	3.67	0.00	3.27
2015	15	9.61	147	4.04	0.00	0.96
2014	13	9.52	124	5.02	0.00	7.27
2013	12	8.87	104	5.25	0.00	-0.10

	The Alger Portfolios - Alger Balanced Class I-2
2017	21	17.28	359	3.13	0.00	15.44
2016	18	14.97	266	2.02	0.00	8.51
2015	16	13.79	224	2.22	0.00	1.47
2014	14	13.59	187	2.12	0.00	9.43
2013	12	12.42	145	1.29	0.00	15.28

	The Alger Portfolios - Alger Capital Appreciation Class I-2
2017	139	26.71	3,701	0.17	0.00	31.08
2016	112	20.38	2,277	0.19	0.00	0.50
2015	93	20.28	1,890	0.08	0.00	6.19
2014	83	19.09	1,575	0.09	0.00	13.75
2013	68	16.78	1,142	0.37	0.00	35.19

	The Alger Portfolios - Alger Large Cap Growth Class I-2
2017	36	20.74	745	0.00	0.00	28.46
2016	36	16.15	578	0.00	0.00	-0.83
2015	32	16.28	523	0.00	0.00	1.72
2014	29	16.01	461	0.16	0.00	10.99
2013	25	14.42	365	0.79	0.00	35.08

	The Alger Portfolios - Alger MidCap Growth Class I-2
2017	77	17.57	1,360	0.00	0.00	29.79
2016	71	13.54	961	0.00	0.00	0.97
2015	59	13.40	785	0.00	0.00	-1.56
2014	47	13.62	639	0.00	0.00	8.01
2013	36	12.61	451	0.33	0.00	35.84

.

PART C
OTHER INFORMATION

Item 26. EXHIBITS
(a) Resolution of the Board of Directors of Lincoln Benefit Life Company authorizing establishment of Registrant (1)
(b) Custodian Agreement (Not Applicable)
(c) (i) Principal Underwriting Agreement
(a) Amended and Restated Principal Underwriting Agreement by and between Lincoln Benefit Life Company and Allstate Distributors, LLC, effective April 1, 2014. (14)
(ii) Form of Selling Agreement (2)
(iii) Schedule of Sales Commissions (1)
(d) Specimen Consultant Flexible Premium Variable Universal Life Policy (1)
(e) Application Form (1)

(f)	(1) Certificate of Incorporation of Lincoln Benefit (18)
(2) By-laws of Lincoln Benefit (19)
(g) Contracts of Reinsurance (3)
(1) Amended and Restated Reinsurance Agreement by and between Lincoln Benefit Life Company and Allstate Life Insurance Company, effective April 1, 2014. (15)
(h) Fund Participation Agreements:

(1)	Fund Participation Agreement between Janus Aspen Series and Lincoln Benefit Life Company (1)

(2)	Participation Agreement among Lincoln Benefit Life Company and Variable Insurance Products Fund and Fidelity Distributors Corporation. (1)

(3)	Participation Agreement among Lincoln Benefit Life Company and Variable Insurance Products Fund II and Fidelity Distributors Corporation (1)

(4)	(i) Participation Agreement among the Alger American Fund, Lincoln Benefit Life Company and Fred Alger and Company, Incorporated (1)
(ii) Service Agreement between Fred Alger Management, Inc. and Lincoln Benefit Life Company (1)

(5)	(i) Participation Agreement between Scudder Variable Life Investment Fund and Lincoln Benefit Life Company (1)
(ii) Reimbursement Agreement by and between Scudder, Stevens & Clark, Inc. and Lincoln Benefit Life Company (1)
(iii) Participating Contract and Policy Agreement between Scudder Investor Services, Inc. and Lincoln Benefit Financial Services (1)

(6)
Form of Participation Agreement among Lincoln Benefit Life Company, Strong Variable Insurance Funds, Inc., Strong Opportunity Fund II, Inc., Strong Capital Management, Inc., and Strong Funds Distributors, Inc. (1)

(7)	Form of Participation Agreement among T. Rowe Price Equity Series, Inc., T. Rowe Price International Series, Inc., T. Rowe Price Investment Services, Inc., and Lincoln Benefit Life Company (1)

(8)	Form of Participation Agreement among MFS Variable Insurance Trust, Lincoln Benefit Life Company, and Massachusetts Financial Services Company (1)

(9)	Fund Participation Agreement between Lincoln Benefit Life Company, Insurance Management Series and Federated Securities Corp. (1)

(10)	Form of Participation Agreement (Service Shares) among Janus Aspen Series and Lincoln Benefit Life Company (4)

(11)	Form of Participation Agreement between Lincoln Benefit Life Company and LSA Variable Series Trust (5)

(12)	Form of Participation Agreement among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc., and Lincoln Benefit Life Company (4)

(13)	Form of Participation Agreement among PIMCO Variable Insurance Trust, Lincoln Benefit Life Company and PIMCO Funds Distributor LLC (6)

(14)	Form of Participation Agreement among Putnam Variable Trust, Putnam Retail Management, Inc., and Lincoln Benefit Life Company (4)

(15)	Form of Participation Agreement among Van Kampen Investment Trust, Van Kampen Funds, Inc., Van Kampen Asset Management, Inc., and Lincoln Benefit Life Company (4)

(16)	(i) Form of Participation Agreement between Lincoln Benefit Life Company and OCC Accumulation Trust (6)
(ii) Amendment to Participation Agreement among OCC Accumulation Trust, OCC Distributors, and Lincoln Benefit Life Company (7)

(17)	Form of Participation Agreement among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., and Lincoln Benefit Life Company (4)

(18)	Form of Participation Agreement among Lincoln Benefit Life Company, The Universal Institutional Funds, Inc. and Miller Anderson & Sherrerd, LLP (6)

(19)	Form of Participation Agreement between Salomon Brothers Variable Series Funds Inc., and Salomon Brothers Asset Management Inc. (6)

(20)	Form of Participation Agreement among Wells Fargo Variable Trust, Wells Fargo Funds Distributor, LLC and Lincoln Benefit Life Company (10)

(21)	Form of Participation Agreement Financial Investors Variable Insurance Trust and Lincoln Benefit Life Company (13)
(i) Administrative Contracts
(1) Amended and Restated Administrative Services Agreement by and between Lincoln Benefit Life Company and Allstate Life Insurance Company, effective April 1, 2014. (16)
(2) Third Party Administrator Agreement by and between Alliance-One Services, Inc. and Lincoln Benefit Life Company, effective June 16, 2014. (20)
(j) Other Material Contracts

(1)	Partial Commutation Agreement by and between Allstate Life Insurance Company and Lincoln Benefit Life Company, effective April 1, 2014. (17)
(k) Opinion and Consent of Counsel (filed herewith)
(l) Actuarial Opinion and Consent (9)
(m) Sample Calculations (9)
(n) Other Consents

(1)	Consent of Independent Registered Public Accounting Firm - PricewaterhouseCoopers LLP (filed herewith)

(o) Omitted financial statements (Not applicable)
(p) Initial Capital Arrangements (Not Applicable)
(q) Procedures Memorandum pursuant to Rule 6e-3(T)(b)(12)(ii) (8)
(r) Table of Surrender Charge Factors and Percentages (8)
(99) (a) Powers of Attorney for Stephen Campbell, Richard Carbone, Clive Cowdery, Ann Frohman, Jon Hack, Robert Stein
and Grace Vandecruze (filed herewith)

(1)	Incorporated by reference from Registration Statement on Form S-6 for Lincoln Benefit Life Variable Life Account, filed March 11, 1998 (File No. 333-47717).

(2)	Incorporated by reference from Post-Effective Amendment No. 3 to Registration Statement on Form N-4 for Lincoln Benefit Life Variable Annuity Account, filed April 1, 1999 (File No. 333-50545).

(3)	Incorporated by reference from Registration Statement on Form N-4 for Lincoln Benefit Life Variable Annuity Account, filed April 21, 1998 (File No. 333-50545).

(4)	Incorporated by reference from Post-Effective Amendment to Form N-4 for Lincoln Benefit Life Variable Annuity Account, filed August 8, 2001 (File No. 333-61146).

(5)	Incorporated by reference from Pre-Effective Amendment to Form N-4 for Lincoln Benefit Life Variable Annuity Account, filed September 29, 1999 (File No. 333-82427).

(6)	Incorporated by reference from Registration Statement on Form N-4 for Lincoln Benefit Life Variable Annuity Account, filed July 8, 1999 (File No. 333-82427).

(7)
Incorporated by reference from Post-Effective Amendment No. 2 to Registration Statement on Form N-4 for Lincoln Benefit Life Variable Annuity Account, filed January 17, 2001 (File No. 333-82427, 811-7924).

(8)	Incorporated by reference from Pre-Effective Amendment to Form S-6 of Lincoln Benefit Life Variable Life Account, filed July 24, 1998 (File No. 333-47717).

(9)
Incorporated by reference from Post-Effective Amendment to Form N-6 to Registration Statement on Form S-6 of Lincoln Benefit Life Variable Life Account, filed February 21, 2003 (File Number 333-47717).

(10)
Incorporated by reference from Post-Effective Amendment to Form N-6 to Registration Statement on Form S-6 for Lincoln Benefit Life Variable Life Account, filed April 4, 2005 (File No. 333-47717, 811-09154).

(11)
Incorporated by reference from Post-Effective Amendment to Form N-6 to Registration Statement on Form S-6 for Lincoln Benefit Life Variable Life Account, filed April 20, 2006 (File No. 333-47717, 811-09154).

(12)	Incorporated by reference from Post-Effective Amendment to Form N-6 for Lincoln Benefit Life Company Variable Life Account, filed April 20, 2007 (File No. 333-47717, 811-09154).

(13)	Incorporated by reference from Post-Effective Amendment to Form N-6 for Lincoln Benefit Life Company Variable Life Account, filed April 30, 2009 (File No. 333-47717, 811-09154).

(14)
Incorporated herein by reference to Exhibit 1(a) to Post-Effective Amendment No. 2 to Lincoln Benefit Life Company's Registration Statement on Form S-1, filed on April 4, 2014. (SEC File No. 333-180375).

(15)
Incorporated herein by reference to Exhibit 10.25 to Post-Effective Amendment No. 2 to Lincoln Benefit Life Company's Registration Statement on Form S-1, filed on April 4, 2014. (SEC File No. 333-180375).

(16)
Incorporated herein by reference to Exhibit 10.14 to Post-Effective Amendment No. 1 to Lincoln Benefit Life Company's Registration Statement on Form S-1, filed on April 1, 2016. (SEC File No. 333-203371).

(17)
Incorporated herein by reference to Exhibit 10.26 to Post-Effective Amendment No. 2 to Lincoln Benefit Life Company's Registration Statement on Form S-1, filed on April 4, 2014. (SEC File No. 333-180375).

(18)	Incorporated herein by reference to Exhibit 3(i) to Lincoln Benefit Life Company's Registration Statement on Form S-1, filed on April 13, 2015. (SEC File No. 333-203371).

(19)	Incorporated herein by reference to Exhibit 3.2 to Lincoln Benefit Life Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2006. (SEC File No. 333-111553).

(20)
Incorporated herein by reference to Exhibit 26(i)(2) to Post-Effective Amendment No. 24 on Form N-6 to Registration Statement on Form S-6 of Lincoln Benefit Life Variable Life Account, filed April 15, 2016 (File No. 333-47717, 811-09154).

Item 27. EXECUTIVE OFFICERS AND DIRECTORS OF LINCOLN BENEFIT
Our directors and officers are listed below. The principal business address of each of the officers and directors listed below is 1221 N Street, Suite 200, Lincoln, Nebraska 68508.

Stephen Campbell	Director
Richard Carbone	Director
Clive Cowdery	Director
Ann Frohman	Director
Jon Hack	Director
Robert Stein	Director
Grace Vandecruze	Director
W. Weldon Wilson	Director, Chief Executive Officer and President
Robyn Wyatt	Chief Financial Officer, Executive Vice President and Treasurer

Item 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT
Lancaster Re Captive Insurance Company, organized under laws of the State of Nebraska

Item 29. INDEMNIFICATION
The Articles of Incorporation of Lincoln Benefit Life Company (Depositor) provide for the indemnification of its directors and officers against expenses, judgments, fines and amounts paid in settlement as incurred by such person, so long as such person shall not have been adjudged to be liable for negligence or misconduct in the performance of a duty to the Company. This right of indemnity is not exclusive of other rights to which a director or officer may otherwise be entitled. LBL HoldCo II, Inc. has obtained directors and officers liability insurance which insures against certain liabilities that the directors and officers of LBL HoldCo II, Inc. and its subsidiaries, may, in such capacities, incur.
The By-Laws of ADLLC (Distributor) provide that the corporation will indemnify a director, officer, employee or agent of the corporation to the full extent of Delaware law. In general, Delaware law provides that a corporation may indemnify a director, officer, employee or agent against expenses, judgments, fines and amounts paid in settlement if that individual acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. No indemnification shall be made for expenses, including attorney's fees, if the person shall have been judged to be liable to the corporation unless a court determines such person is entitled to such indemnity. Expenses incurred by such individual in defending any action or proceeding may be advanced by the corporation so long as the individual agrees to repay the corporation if it is later determined that he or she is not entitled to such indemnification.
Under the terms of the Amended and Restated Principal Underwriting Agreement, Depositor agrees to indemnify and hold harmless Distributor against all losses arising out of or based upon (a) the failure of Depositor to perform any of its obligations under the agreement, (b) the inaccuracy of any warranty or representation of Depositor made in the agreement, (c)(i) any untrue statement or alleged untrue statement of a material fact or omission contained in any registration statement or prospectus relating to a Distributor-sold Policy or any interest offered under a Distributor-sold Policy or any amendment thereof, based on information provided in writing by Depositor after the date of the agreement, expressly for use by Allstate Life Insurance Company, as Administrator under the Administrative Services Agreement, in the preparation of such registration statement or prospectus, and (ii) any untrue statement or alleged untrue statement of a material fact or omission contained in any registration statement or prospectus or other product materials relating to an MBA-sold Policy or any interest offered under an MBA-sold Policy or any amendment thereof, except to the extent such statement or omission was made in reliance upon information furnished in writing to Depositor by Distributor after the date of the agreement; (d) any negligence or willful misconduct or violation of applicable law by Depositor and/or any of its officers, employees, agents or representatives in performing its obligations under the agreement with respect to the policies that are the subject of the agreement, and/or (e) any successful enforcement of the indemnity in the agreement; provided that, (x) Depositor will have no obligation to indemnify the Distributor to the extent such loss results from (i) any act or omission resulting from the negligence or willful misconduct of Distributor after the date of the agreement, or (ii) any violation by Distributor of its obligations under the agreement; and (y) Depositor will have no obligation under the agreement to indemnify the Distributor for any loss to the extent that such loss was caused by Allstate Life Insurance Company in its performance of services on behalf of Depositor under the Administrative Services Agreement.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the forgoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public Policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public Policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. PRINCIPAL UNDERWRITERS
Allstate Distributors, L.L.C., ("ADLLC") serves as principal underwriter and distributor of the Policies. ADLLC is a wholly-owned subsidiary of Allstate Life Insurance Company. ADLLC is a registered broker dealer under the Securities and Exchange Act of 1934, as amended ("Exchange Act"), and is a member of FINRA.
As stated in the SAI, under the underwriting agreement for the Policies, Lincoln Benefit reimburses ADLLC for expenses incurred in distributing the Policies, including liability arising from services Lincoln Benefit provides on the Policies.
In addition to the Lincoln Benefit Life Variable Life Account, ADLLC serves as the principal distributor of certain life insurance policies and the following separate accounts:
Allstate Life Variable Life Separate Account A
Allstate Life of New York Variable Life Separate Account A
Allstate Life Insurance Co Variable Annuity Separate Account C
Intramerica Variable Annuity Account
Allstate Assurance Company Variable Life Separate Account

The following are the directors and officers of ADLLC. The principal business address of each of the officers and directors listed below is 3075 Sanders Road, Northbrook, IL 60062.

Name	Position with Distributor
GRANT S. ANDREW	MANAGER
JAMES M. FLEWELLEN	MANAGER AND CHAIRMAN OF THE BOARD
ANGELA K. FONTANA	MANAGER, VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
MARY JANE FORTIN	MANAGER
MARIO IMBARRATO	MANAGER
MARY K. NELSON	MANAGER AND PRESIDENT
P. JOHN RUGEL	MANAGER
BRIAN P. STRICKER	MANAGER
ERIC K. FERREN	SENIOR VICE PRESIDENT AND CONTROLLER
JESSE E. MERTEN	EXECUTIVE VICE PRESIDENT AND ASSISTANT TREASURER
P. KELLY NOLL	SENIOR VICE PRESIDENT AND CHIEF PRIVACY AND ETHICS OFFICER
MARIAN GOLL	VICE PRESIDENT AND TREASURER
STEPHANIE D. NEELY	VICE PRESIDENT AND ASSISTANT TREASURER
DANA GOLDSTEIN	CHIEF COMPLIANCE OFFICER

Item 31. LOCATION OF ACCOUNTS AND RECORDS
The Depositor, Lincoln Benefit Life Company, is located at 1221 N Street, Suite 200, Lincoln, Nebraska 68508.
The Principal Underwriter, ADLLC, is located at 3075 Sanders Road, Northbrook, Illinois 60062.
The Administrator of the Separate Account and the Administrative Service Provider, Allstate Life Insurance Company, is located at 3075 Sanders Road, Northbrook, IL 60062.
The Administrative Services Provider for the Policies, Alliance-One Services, Inc., is located at 1275 Sandusky Road, Jacksonville, Illinois 62650.
Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.

Item 32. MANAGEMENT SERVICES
None.

Item 33. REPRESENTATION OF REASONABLENESS OF FEES
Lincoln Benefit Life Company hereby represents that the aggregate fees and charges deducted under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Benefit.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized in the City of Stamford, and the State of Connecticut, on April 16, 2018.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
(Registrant)

By: LINCOLN BENEFIT LIFE COMPANY

By: /s/ W. Weldon Wilson
- - - - - - - - - - - - - - - - - - - - - - - - -
W. Weldon Wilson
Director, Chief Executive Officer and President

LINCOLN BENEFIT LIFE COMPANY
(Depositor)

By: /s/ W. Weldon Wilson
- - - - - - - - - - - - - - - - - - - - - - - - -
W. Weldon Wilson
Director, Chief Executive Officer and President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons and in the capacities indicated on April 16, 2018.

(Signature)	(Title)

*/ Stephen Campbell	Director
Stephen Campbell

*/ Richard Carbone	Director
Richard Carbone

*/ Clive Cowdery	Director
Clive Cowdery

*/ Ann Frohman	Director
Ann Frohman

*/ Jon Hack	Director
Jon Hack

*/ Robert Stein	Director
Robert Stein

*/ Grace Vandecruze	Director
Grace Vandecruze

/s/ W. Weldon Wilson	Director, Chief Executive Officer and President
W. Weldon Wilson	(principal executive officer)

/s/ Robyn Wyatt	Chief Financial Officer, Treasurer and
Robyn Wyatt	Executive Vice President (principal financial officer and principal accounting officer)
* By Robyn Wyatt, pursuant to Power of Attorney

INDEX TO EXHIBITS
FOR POST-EFFECTIVE AMENDMENT TO
REGISTRATION STATEMENT ON FORM N-6
LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

EXHIBIT NO.	SEQUENTIAL PAGE NO.

26(k)	Opinion and Consent of Counsel

26(n)(1)	Consent of Independent Registered Public Accounting Firm - PricewaterhouseCoopers LLP

(99)(a)	Powers of Attorney for Stephen Campbell, Richard Carbone, Clive Cowdery, Ann Frohman, Jon Hack, Robert Stein and Grace Vandecruze